AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 24, 2013

Registration No. 333-146328

811-06144

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

                      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [    ]

Pre-Effective Amendment No.

Post-Effective Amendment No. 16

and

                      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 40

SEPARATE ACCOUNT VA DD

(Exact Name of Registrant)

MONUMENTAL LIFE INSURANCE COMPANY

(Name of Depositor)

4333 Edgewood Road N.E.

Cedar Rapids, IA 52499-0001

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number: (319) 355-8330

Darin D. Smith

Monumental Life Insurance Company

4333 Edgewood Road, N.E.

Cedar Rapids, IA 52499-4240

(Name and Address of Agent for Service)

Title of Securities Being Registered:

Flexible Premium Variable Annuity Policies

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	On May 1, 2013 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Vanguard® Variable Annuity

Prospectus

May 1, 2013

Vanguard Variable Annuity

Prospectus

May 1, 2013

Issued Through Separate Account VA DD

By Monumental Life Insurance Company

The Vanguard Variable Annuity (the “Contract”) provides a means of investing on a tax-deferred basis in Portfolios of Vanguard Variable Insurance Fund

Money Market Portfolio

Short-Term Investment-Grade Portfolio

Total Bond Market Index Portfolio

High Yield Bond Portfolio

Conservative Allocation Portfolio

Moderate Allocation Portfolio

Balanced Portfolio

Equity Income Portfolio

Diversified Value Portfolio

Total Stock Market Index Portfolio

Equity Index Portfolio

Mid-Cap Index Portfolio

Growth Portfolio

Capital Growth Portfolio

Small Company Growth Portfolio

International Portfolio

REIT Index Portfolio

The Contract is intended for retirement savings or other long-term investment purposes. You bear all investment risk (including the possible loss of principal), and investment results are not guaranteed. The Contract provides a Free Look Period of at least 10 days (20 days or more in some instances) during which the Contract may be cancelled.

Why Reading This Prospectus Is Important

This prospectus explains the Vanguard Variable Annuity. Reading the Contract prospectus will help you decide whether the Contract is the right investment for you. The Contract prospectus must be accompanied by a current prospectus for Vanguard Variable Insurance Fund, which discusses in greater depth the objective, risks, and strategies of each Portfolio of Vanguard Variable Insurance Fund. Please read them both carefully before you invest and keep them for future reference. A Statement of Additional Information for the Contract prospectus has been filed with the Securities and Exchange Commission, is incorporated by reference, and is available free by writing to Vanguard Annuity and Insurance Services, 455 Devon Park Drive, Wayne, PA 19087-1815 or by calling 800-522-5555 on business days between 8 a.m. and 8 p.m., Eastern time. The Table of Contents for the Statement of Additional Information is included at the end of the Contract prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

The Contract is available in all states except New York.

This prospectus does not constitute an offering in any jurisdiction where it would be unlawful to make an offering like this. No one has been authorized to give any information or make any representations about this offering other than those contained in this prospectus. You should not rely on any other information or representations.

	Contents

1	Cross Reference to Definitions	28	Access to Your Money
2	Summary	29	Performance
6	Fee Table	30	Death Benefit
9	Example	33	Additional Features
10	The Annuity Contract	37	Other Information
11	Annuity Payments	41	Table of Contents of Statement of Additional Information
13	Purchase	42	Appendix A (Condensed Financial Information)
16	Investment Options	44	Appendix B (Death Benefit)
22	Expenses	46	Appendix C (GLWB Rider – Adjusted Partial Withdrawals)
23	Tax Information	48	Appendix D (GLWB Rider – Blended Rider Fee)

CROSS REFERENCE TO DEFINITIONS

We have generally defined the technical terms associated with the Contract where they are used in this prospectus. The following list shows where certain of the more technical and more frequently used terms are defined in this prospectus. In the text you can easily locate the defined word because it will appear in bold type or its definition will be covered in a space on the page set aside specifically for discussion of the term.

Accumulated Value	15
Accumulation Phase	10
Accumulation Unit	15
Accumulation Unit Value	15
Adjusted Partial Withdrawal	31
Annuitant	31
Annuity Payment Options	11
Beneficiary(ies)	31
Business Day	13
Company	2
Contract	10
Contract Date	13
Contract Owner	39
Free Look Period	39
Guaranteed Lifetime Withdrawal Benefit (“GLWB”) Rider	5
Income Date	11
Income Phase	10
Initial Premium Payment	13
Joint Annuitant	31
Net Premium Payment	13
Non-Qualified Contract	10
Portfolios	16
Premium Tax	14
Premium Payment	13
Qualified Contract	13
Separate Account	2
Subaccounts	2
Tax Deferral	24
Vanguard Variable Insurance Fund	2
Valuation Period	15

1

Summary

The sections in this Summary provide you with a concise discussion of the major topics covered in this prospectus. Each section of the Summary is discussed in greater detail in the main body of the prospectus at corresponding section headings. Please read the full prospectus carefully.

THE ANNUITY CONTRACT

The Vanguard Variable Annuity is a flexible-premium variable annuity offered by Monumental Life Insurance Company (the “ Company”). The Contract provides a means of investing on a tax-deferred basis in various Subaccounts that invest in the portfolios of Vanguard Variable Insurance Fund (the “Portfolios”).

Who Should Invest

The Contract is intended for long-term investors who want tax-deferred accumulations of funds, generally for retirement but also for other long-term purposes.

The Contract provides benefits in two distinct phases: accumulation and income.

The Accumulation Phase

During the Accumulation Phase, you choose to allocate your investment in the Contract among the various Subaccounts that invest in the Vanguard Portfolios available under the Contract. You can contribute additional dollars to the Contract and you can take withdrawals from the Contract during the Accumulation Phase. The value of your investment depends on the investment performance of the Subaccounts you choose. Your earnings are generally not taxed during this phase unless you withdraw them.

The Income Phase

During the Income Phase, you can receive regular annuity payments on a fixed or variable basis and for various periods of time depending on your need for income and the choices available under the Contract. See Annuity Payments, page 11, for more information about Annuity Payment Options.

Vanguard Variable Insurance Fund

The Subaccounts available for investment under the Contract invest in Portfolios of Vanguard Variable Insurance Fund (the Fund), an open-end investment company. The Fund is a member of The Vanguard Group Inc. (Vanguard), a family of 37 investment companies with more than 170 distinct investment portfolios holding assets of approximately $1.9 trillion.

ANNUITY PAYMENTS

During the Income Phase, you receive regular annuity payments under a wide range of Annuity Payment Options. The Contract allows you to receive an income guaranteed for as long as you live or until the second of two people dies. You may also choose to receive a guaranteed number of payments over a number of years. Most Annuity Payment Options are available on either a variable basis (where the amount of the payment rises or falls depending on the investment performance of the Subaccount you have chosen) or a fixed basis (where the payment amount is guaranteed).

PURCHASE

You can buy the Contract with a minimum investment of $5,000 under most circumstances. You can add $250 or more at any time during the Accumulation Phase. Totals of all Premium Payments that exceed $5,000,000 may require prior approval from the Company.

INVESTMENT OPTIONS

When you purchase the Contract, your Premium Payments are deposited into the Separate Account VA DD (the Separate Account). The Separate Account contains a number of subaccounts that invest exclusively in shares of the Portfolios of the Vanguard Variable Insurance Fund (the Subaccounts). The investment performance of each Subaccount is linked directly to the investment performance of one of the Portfolios. Assets in the Separate Account belong to the Company, but are accounted for separately from the Company’s other assets and can be used only to satisfy its obligations to the Contract Owners.

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You can allocate your Premium Payments to one or more Subaccounts that invest exclusively in shares of the following Portfolios described in the Fund prospectus:

Managed by Vanguard’s Fixed Income Group

•	Money Market Portfolio*

•	Short-Term Investment-Grade Portfolio

•	Total Bond Market Index Portfolio

*	There can be no assurance that the Money Market Portfolio will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and partly as a result of Contract charges, the yield on the Money Market subaccount may become extremely low and possibly negative.

Managed by Vanguard’s Equity Investment Group

•	Equity Index Portfolio

•	Mid-Cap Index Portfolio

•	REIT Index Portfolio

Managed by Wellington Management Company, LLP

•	High Yield Bond Portfolio

•	Balanced Portfolio

Managed by The Vanguard Group, Inc.

•	Conservative Allocation Portfolio

•	Moderate Allocation Portfolio

•	Total Stock Market Index Portfolio

Managed by Wellington Management Company, LLP and Vanguard’s Equity Investment Group

•	Equity Income Portfolio

Managed by Barrow, Hanley, Mewhinney & Strauss, LLC.

•	Diversified Value Portfolio

Managed by Delaware Management Company, Wellington Management Company, LLP, and William Blair & Company, L.L.C.

•	Growth Portfolio

Managed by PRIMECAP Management Company

•	Capital Growth Portfolio

Managed by Granahan Investment Management, Inc. and Vanguard’s Equity Investment Group.

•	Small Company Growth Portfolio

Managed by Schroder Investment Management North America Inc., Baillie Gifford Overseas Ltd, and M&G Investment Management Limited

•	International Portfolio

The Total Stock Market Index Portfolio receives advisory services indirectly by investing in the Equity Index Portfolio and Extended Market Index Fund.

The Conservative Allocation Portfolio and Moderate Allocation Portfolio each receive advisory services indirectly by investing in the Total Bond Market Index Fund, Equity Index Portfolio, Extended Market Index Fund, and Total International Stock Index Fund.

Each Portfolio’s board of trustees may, without prior approval from Contract Owners, change the terms of an advisory agreement or hire a new investment advisor—either as a replacement for an existing advisor or as an additional advisor. Any significant change in a Portfolio’s advisory arrangements will be communicated to Contract Owners in writing. In addition, as each Portfolio’s sponsor and overall manager, Vanguard may provide investment advisory services to a Portfolio, on an at-cost basis, at any time. Vanguard may also recommend to each Portfolio’s board of trustees that an advisor be hired, terminated or replaced, or that the terms of an existing investment advisor agreement be revised.

We have developed this variable annuity product in cooperation with Vanguard and its affiliates, and have included Vanguard’s selection of diverse Portfolios.

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You are responsible for choosing the subaccounts for your annuity Contract, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the Portfolios that is available to you, including each Portfolio’s prospectus, statement of additional information as well as the annual and semiannual reports. Other sources such as vanguard.com provide more current information. After you select the Portfolios for your initial premium allocation, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

We do not recommend or endorse any particular Portfolio and we do not provide investment advice.

You may exchange assets among the Subaccounts at no cost, however, you may make no more than two substantive round trips through a Portfolio (not including the Money Market Portfolio) during any 12-month period.

You can make or lose money in any of the Subaccounts that invest in these Portfolios depending on their investment performance.

EXPENSES

There are no sales charges or sales loads associated with the Contract.

The Company will deduct a daily charge corresponding to an annual charge of 0.10% of the net asset value of the Separate Account as an Administrative Expense Charge and a daily charge corresponding to an annual charge of 0.20% for the mortality and expense risks assumed by the Company (a lower rate may be assessed for certain periods). If you choose the optional death benefit there will be an additional quarterly mortality and expense risk charge of 0.20%. For Contracts valued at less than $25,000 at the time of fee assessment, there is also a $25 Annual Contract Maintenance Fee that is prorated at issue and assessed in full at calendar year-end.

You will also pay Fund Operating Expenses, which currently range from 0.16% to 0.49% annually of the average daily value of the Portfolios.

If you elect the Guaranteed Lifetime Withdrawal Benefit (“GLWB”) Rider, then there is a quarterly rider fee based on an annual rate of the current rider fee of 1.20% (0.95% for the portion of the total withdrawal base attributable to premium payments or transfers into designated investments prior to May 1, 2013) during the accumulation phase (for the single or joint life option) of the total withdrawal base on each rider anniversary.

TAXES

In general, you are not taxed on earnings on your investment in the Contract until you withdraw them or receive Annuity Payments. Earnings are taxed as ordinary income. During the Accumulation Phase, for tax purposes withdrawals are taken from earnings first, then from your investment in the Contract. If you receive money from the Contract before age 59 1/2, you may have to pay a 10% federal penalty tax on the earnings portion received. During the Income Phase, payments come partially from earnings, partially from your investment.

ACCESS TO YOUR MONEY

You can take money out of your Contract at any time during the Accumulation Phase without incurring a withdrawal charge. In the absence of specific directions from the contract owner, all deductions will be made from all funded Subaccounts on a pro rata basis. You may have to pay income tax and a tax penalty on any money you take out. Please refer to Page 28 for minimum withdrawal requirements based on withdrawal type and disbursement method.

PERFORMANCE

The investment performance of the Subaccounts you choose directly affects the value of your Contract. You bear all investment risk (including the possible loss of principal), and investment results are not guaranteed.

From time to time, the Company may advertise the investment performance of the Subaccounts. In doing so, it will use standardized methods prescribed by the Securities and Exchange Commission (“SEC”), as well as certain non-standardized methods.

Past performance does not indicate or predict future performance.

DEATH BENEFIT

If the Annuitant dies during the Accumulation Phase, the Beneficiary will receive the Death Benefit. The Death Benefit is the then-current Accumulated Value of the Contract on the date the Company receives Due Proof of Death and all Company forms, fully completed. However, for an additional charge, there is an optional Death Benefit Rider available that you can select at the time of purchase, the Return of Premium Death Benefit (the “optional Death Benefit”) (see Death Benefit, page 30). The optional Death Benefit is the greater of the then-current Accumulated Value of the Contract or the sum of all Premium Payments less any Adjusted Partial Withdrawals and Premium Taxes, if any, and will be calculated on the date the Company receives Due Proof of Death and all Company forms, fully completed. The Contract is a variable

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annuity and if applicable, the Death Benefit is subject to market risk until all Beneficiaries have made claim (any optional Death Benefit may also be subject to market risk until all Beneficiaries have made claim). The Beneficiary may elect to receive these amounts as a lump sum or as Annuity Payments.

ADDITIONAL FEATURES

GLWB Rider

You may elect to purchase the optional Guaranteed Lifetime Withdrawal Benefit (“GLWB”) Rider which provides you with a guaranteed lifetime withdrawal benefit for amounts you have invested in certain designated investments available under the Contract. The rider is available during the accumulation phase, and only the designated investments will be considered in determining the total withdrawal base for the guaranteed lifetime withdrawal benefit provided under the rider. Transfers from designated investments to non-designated investments will be considered withdrawals under the rider. Excess withdrawals may significantly reduce or eliminate the benefit of this rider. The tax rules for qualified contracts may limit the value of this rider. Please consult a qualified tax advisor before electing the GLWB Rider for a qualified contract. There is an extra charge for this rider.

OTHER INFORMATION

Free Look Period

The Contract provides for a Free Look Period of at least 10 days after the Contract Owner receives the Contract (20 or more days in some instances as specified in your Contract) plus 5 days for mailing.

MONUMENTAL LIFE INSURANCE COMPANY

Monumental Life Insurance Company is a life insurance company incorporated under Iowa law. It is principally engaged in offering life insurance and annuity contracts.

Separate Account VA DD

The Separate Account VA DD (the “Separate Account”) is a unit investment trust registered with the SEC and operating under Iowa law. The Separate Account has various Subaccounts, each of which invests solely in a corresponding Portfolio of the Fund.

Other topics

Additional information on the topics summarized above and on other topics not summarized here can be found at Other Information, page 37.

INQUIRIES AND CONTRACT AND POLICYHOLDER INFORMATION

For more information about the Vanguard Variable Annuity, call 800-522-5555 or write:

Regular Mail:	Overnight or Certified Mail:

Vanguard Annuity and Insurance Services	Vanguard Annuity and Insurance Services
P.O. Box 1105	455 Devon Park Drive
Valley Forge, PA 19482-1105	Wayne, PA 19087-1815

If you have questions about your Contract, please telephone Vanguard Annuity and Insurance Services at 800-462-2391. Personal and/or account specific information may be requested to validate a caller’s identity and authorization prior to the providing of any information. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the Contract. As Contract Owner, you will receive periodic statements confirming any transactions that take place as well as quarterly statements and an annual report.

5

Fee Table

The following Fee Table illustrates all expenses that you would incur as a Contract Owner. The purpose of this Fee Table is to assist you in understanding the various costs and expenses that you would pay directly or indirectly as a purchaser of the Contract. The first table describes the fees and expenses that you will pay at the time you purchase the Contract, surrender the Contract, or transfer cash value between investment options. State premium taxes may also be deducted. For a complete discussion of Contract cost and expenses, see Expenses, page 22.

Owner Transaction Expenses
Sales Load Imposed on Purchases	None
Surrender Fees	None
Exchange Fees	None
State Premium Tax (See page 14 Premium Tax)	0.00% to 3.50%

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including the investment portfolios’ fees and expenses.

ANNUAL SEPARATE ACCOUNT EXPENSES[1] (as a percentage of average account value) (You may only elect one of the death benefit options)
Annual Contract Maintenance Fee[2]	$25

Accumulated Value Death Benefit Option
Mortality and Expense Risk Charge[3,4]	0.20%
Administrative Expense Charge	0.10

Total Annual Separate Account Expenses	0.30%

Return of Premium Death Benefit Option[5]
Mortality and Expense Risk Charge[6]	0.40%
Administrative Expense Charge	0.10

Total Annual Separate Account Expenses	0.50%

Return of Premium Death Benefit Option - No Longer Available for New Issues[7]
Mortality and Expense Risk Charge[8]	0.25%
Administrative Expense Charge	0.10

Total Annual Separate Account Expenses	0.35%

Annual Step-Up Death Benefit Option - No Longer Available for New Issues[9]
Mortality and Expense Risk Charge[10]	0.32%
Administrative Expense Charge	0.10

Total Annual Separate Account Expenses	0.42%

OPTIONAL RIDER FEES
GLWB Rider (annualized rate—% of Total Withdrawal Base attributable to premium payments and transfers into designated investments on or after May 1, 2013)[11]
Single Life Option (Maximum)	2.00%
Single Life Option (Current)	1.20%
Joint Life Option (Maximum)	2.00%
Joint Life Option (Current)	1.20%
GLWB Rider (annualized rate—% of Total Withdrawal Base attributable to premium payments and transfers into designated investments prior to May 1, 2013)[11]
Single Life Option	0.95%
Joint Life Option	0.95%

[1]	See Expenses, page 22 for more information.

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[2]

Applies to Contracts valued at less than $25,000 at the time of initial purchase and any year thereafter if the Accumulated Value is below $25,000. For Contracts valued at less than $25,000 at the time of fee assessment, the $25 Annual Contract Maintenance Fee is prorated at issue and assessed in full at calendar year-end.

[3]	The mortality and expense risk charge will not be greater than 0.20% (as shown in the table); however, the fee may be assessed at a lower rate for certain periods at our discretion.
[4]	Currently, the daily mortality and expense risk charge will be assessed at a rate corresponding to an annual charge of 0.195%.
[5]	For contract owners who purchased the contract on or after October 19, 2011.
[6]

This figure includes a daily charge corresponding to an annual charge of 0.20% (a lower rate may be assessed for certain periods and is currently assessed at 0.195%) and quarterly charge corresponding to an additional annual charge of 0.20%. Currently, the corresponding aggregate annual charge is 0.395% (0.195% + 0.20%).

[7]	For contract owners who purchased the contract on or before October 18, 2011.
[8]

This figure includes a daily charge corresponding to an annual charge of 0.20% (a lower rate may be assessed for certain periods and is currently assessed at 0.195%) and quarterly charge corresponding to an additional annual charge of 0.05%. Currently, the corresponding aggregate annual charge is 0.245% (0.195% + 0.05%).

[9]	For contract owners who purchased the contract prior to October 30, 2010.
[10]

This figure includes a daily charge corresponding to an annual charge of 0.20% (a lower rate may be assessed for certain periods and is currently assessed at 0.195%) and quarterly charge corresponding to an additional annual charge of 0.12%. Currently, the corresponding aggregate annual charge is 0.315% (0.195% + 0.12%).

[11]

The GLWB rider fee is a percentage of the total withdrawal base. The total withdrawal base on the date the rider takes effect (“rider date”) is the accumulated value in the designated investments. During any rider year, the total withdrawal base is equal to the total withdrawal base on the rider date or on the most recent rider anniversary, plus subsequent premium payments to or transfers into the designated investments under the rider, less any total withdrawal base adjustments. On the rider anniversary the total withdrawal base can step up to the accumulated value in the designated investments if the accumulated value in the designated investments is greater than the current total withdrawal base.

The annual rider fee percentage is currently 1.20% (for the single or joint life option). If any premium additions or transfers are made into the designated investments under the rider, then a new rider fee percentage may apply to such premium additions or transfers. Thereafter, if a new fee applies the total rider fee will be adjusted to reflect the weighted average of the current rider fee percentage and the rider fee percentage associated with the additional premium and/or transfers to the designated investments under the rider.

The next item shows the minimum and maximum total operating expenses charged by the investment Portfolios that you may pay periodically during the time that you own the Contract. More detail concerning each investment Portfolio’s fees and expenses is contained in the prospectus for the Fund.

TOTAL FUND OPERATING EXPENSES[1]

	Minimum	Maximum
Expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses	0.16%	0.49%

[1]

The fee table information relating to the underlying fund portfolios is for the year ending December 31, 2012 (unless otherwise noted) and was provided to the Company by the underlying fund portfolios, their investment advisors or managers. Actual future expenses of the portfolios may be greater or less than those shown in the table.

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ANNUAL FUND OPERATING EXPENSES during the fiscal year ended December 31, 2012

	Money Market Portfolio[1]	Short-Term Investment- Grade Portfolio	Total Bond Market Index Portfolio	High Yield Bond Portfolio	Conservative Allocation Portfolio
Management Expenses	0.12%	0.17%	0.17%	0.25%	0.00%
12b-1 Distribution Fees	None	None	None	None	None
Total Other Expenses	0.04%	0.03%	0.03%	0.04%	0.00%
Acquired Fund Fees and Expenses	0.00%	0.00%	0.00%	0.00%	0.20%[2]
Total Fund Operating Expenses	0.16%	0.20%	0.20%	0.29%	0.20%

ANNUAL FUND OPERATING EXPENSES during the fiscal year ended December 31, 2012

	Moderate Allocation Portfolio	Balanced Portfolio	Equity Income Portfolio	Diversified Value Portfolio	Total Stock Market Index Portfolio	Equity Index Portfolio
Management Expenses	0.00%	0.24%	0.29%	0.33%	0.00%	0.14%
12b-1 Distribution Fees	None	None	None	None	None	None
Total Other Expenses	0.00%	0.02%	0.04%	0.02%	0.00%	0.03%
Acquired Fund Fees and Expenses	0.20%[2]	0.00%	0.00%	0.00%	0.18%[2]	0.00%
Total Fund Operating Expenses	0.20%	0.26%	0.33%	0.35%	0.18%	0.17%

ANNUAL FUND OPERATING EXPENSES during the fiscal year ended December 31, 2012

	Mid-Cap Index Portfolio	Growth Portfolio	Capital Growth Portfolio	Small Company Growth Portfolio	International Portfolio	REIT Index Portfolio
Management Expenses	0.22%	0.37%	0.37%	0.34%	0.44%	0.25%
12b-1 Distribution Fees	None	None	None	None	None	None
Total Other Expenses	0.04%	0.04%	0.04%	0.04%	0.05%	0.03%
Acquired Fund Fees and Expenses	0.00%	0.00%	0.00%	0.02%[3]	0.00%	0.00%
Total Fund Operating Expenses	0.26%	0.41%	0.41%	0.40%	0.49%	0.28%

[1]

Vanguard and the Portfolio Board have agreed to temporarily limit certain net operating expenses in excess of the Portfolio’s daily yield so as to maintain a zero or positive yield for the Portfolio. Vanguard and the Portfolio’s Board may terminate the temporary expense limitation at any time.

[2]

Although the Portfolio is not expected to incur any net expenses daily, the Portfolio’s contract owners indirectly bear the expenses of the underlying Vanguard funds in which the Portfolio invests. This estimated figure includes transaction costs (i.e., purchase and redemption fees), if any, imposed on the Portfolio by the underlying funds, during the Portfolio’s current fiscal year. See the Vanguard Variable Insurance Fund Prospectus.

[3]

Acquired Fund Fees and Expenses are expenses incurred indirectly by the Portfolio through its ownership of shares in other investment companies, such as business development companies. These expenses are similar to the expenses paid by any operating company held by the Portfolio. They are not direct costs paid by Portfolio shareholders and are not used to calculate the Portfolio’s net asset value. They have no impact on the costs associated with portfolio operations.

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Example

The following Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract owner transaction expenses, Separate Account annual expenses, and Portfolio fees and expenses.1

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% annual rate of return each year, the highest fees and expenses of any of the Portfolios for the year ended December 31, 2012, and the Contract with the combination of available optional features with the highest fees and expenses, including the GLWB Rider (Joint Life), the Accumulated Value Death Benefit Option and the Return of Premium Death Benefit Option, respectively. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
If the Contract is annuitized or if you surrender the Contract at the end of the applicable time period
• Return of Premium Death Benefit Option (0.50%)	$221	$686	$1177	$2531
• Accumulated Value Death Benefit Option (0.30%)	$200	$625	$1075	$2323

[1]	The Example does not reflect premium tax charges. Different fees and expenses not reflected in the Example may be assessed during the income phase of the Contract.

Please remember that the Example is an illustration and does not represent past or future expenses. Your actual expenses may be lower or higher than those reflected in the Example. Similarly, your rate of return may be more or less than the 5% assumed in the Example.

For information concerning the compensation and expenses paid for the sale of the Contracts, see “Distributor of the Contracts.”

CONDENSED FINANCIAL INFORMATION

Please note that Appendix A contains a history of accumulation unit values in a table labeled “Condensed Financial Information.”

Automated Quotes

The Vanguard Tele-Account Service provides access to Accumulation Unit Values (to six decimal places) and total returns for all Subaccounts, and yield information for the Money Market, Total Bond Market Index, High Yield Bond, and Short-Term Investment-Grade Portfolios of the Fund. Contract Owners may use this service for 24-hour access to Portfolio information. To access the service you may call Tele-Account at 800-662-6273 (ON-BOARD) and follow the step-by-step instructions, or speak with a Vanguard Annuity and Insurance Services associate at 800-522-5555 to request a brochure that explains how to use the service.

Vanguard’s website also has Accumulation Unit Values (to six decimal places) for all Subaccounts. This service can be accessed from vanguard.com.

Accessing Your Contract on the Web

You may access information and manage your annuity on vanguard.com. This convenient service, available 24-hours a day, allows you to check your annuity balances, your Portfolio holdings, and make exchanges between Portfolios at any time. (Note: exchange requests received prior to the close of regular trading on the New York Stock Exchange—generally 4 p.m., Eastern time—will be processed as of the close of business on that same day. Requests received after the close of regular trading will be processed the next Business Day).

In order to access your annuity on the web, you must be a registered user of vanguard.com. You can simply log on to vanguard.com to register, or speak with a Vanguard Annuity and Insurance Services associate at 800-522-5555 for assistance.

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The Annuity Contract

The Vanguard Variable Annuity is a flexible-premium variable annuity offered by Monumental Life Insurance Company (the “Company”). The Contract provides a means of investing on a tax-deferred basis in Subacounts that invest in various portfolios (the “Portfolios”) offered by Vanguard Variable Insurance Fund. You may purchase a Contract using after-tax dollars (a Non-Qualified Contract), or you may purchase a Qualified Contract by “rolling over” funds from another individual retirement annuity or from a qualified plan.

Who Should Invest

The Contract is intended for long-term investors who want tax-deferred accumulation of funds, generally for retirement but also for other long-term investment purposes. The tax-deferred feature of the Contract is most attractive to investors in high federal and state marginal tax brackets who have exhausted other avenues of tax deferral, such as pre-tax contributions to employer-sponsored retirement or savings plans. The tax-deferred feature of the Contract is unnecessary when the Contract is purchased to fund a qualified plan.

About the Contract

The Vanguard Variable Annuity is a contract between you, the Contract Owner, and the Company, the issuer of the Contract.

The Contract provides benefits in two distinct phases: accumulation and income.

Accumulation Phase

The Accumulation Phase starts when you purchase your Contract and ends immediately before the Income Date, when the Income Phase starts. During the Accumulation Phase, you choose to allocate your investment in the Contract among the various available Subaccounts. The Contract is a variable annuity because the value of your investment in the Subaccounts can go up or down depending on the investment performance of the Subaccounts you choose. The Contract is a flexible-premium annuity because you can make additional investments of at least $250 until the Income Phase begins. During this phase, you are generally not taxed on earnings from amounts invested unless you withdraw them.

Other benefits available during the Accumulation Phase include the ability to:

•	Make transfers among your Subaccount choices (“exchanges”) at no charge and without current tax consequences. (See Exchanges Among the Subaccounts, page 18.)

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Withdraw all or part of your money with no surrender penalty charged by the Company, although you may incur income taxes and a 10% penalty tax prior to age 59 1/2. (See Full and Partial Withdrawals, page 28.)

Income Phase

During the Income Phase, you receive regular annuity payments. The amount of these payments is based in part on the amount of money accumulated under your Contract (its Accumulated Value) and the Annuity Payment Option you select. The Annuity Payment Options are explained at Annuity Payments.

At your election, payments can be either variable or fixed. If variable, the payments rise or fall depending on the investment performance of the Subaccounts you choose. If fixed, the payment amounts are guaranteed.

Annuity payments are available in a wide variety of options, including payments over a specified period or for life (for either a single life or joint lives), with or without a guaranteed number of payments.

The Separate Account

When you purchase a Contract, your money is deposited into the Company’s Separate Account VA DD (the “Separate Account”). The Separate Account contains a number of Subaccounts that invest exclusively in shares of the corresponding Portfolios. The investment performance of each Subaccount is linked directly to the investment performance of one of the Portfolios. Assets in the Separate Account belong to the Company but are accounted for separately from the Company’s other assets and can be used only to satisfy its obligations to Contract Owners.

Vanguard Variable Insurance Fund

The Subaccounts available for investment under the Contract invest in the Portfolios of Vanguard Variable Insurance Fund, an open-end investment company intended exclusively as an investment vehicle for variable annuity and variable life insurance contracts offered by insurance companies. The Fund is a member of Vanguard, a family of 37 investment companies with more than 170 distinct investment portfolios holding assets of approximately $1.6 trillion. Through their jointly owned subsidiary, Vanguard, Vanguard Variable Insurance Fund and the other funds in the group obtain at cost virtually all of their corporate management, administrative, shareholder accounting, and distribution services.

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Annuity Payments

During the Income Phase, you receive regular annuity payments under a wide range of Annuity Payment Options.

Starting the Income Phase

As Contract Owner, you exercise control over when the Income Phase begins. The Income Date is the date on which annuity payments begin and is always the first day of the month you specify. You may also change the Income Date at any time in writing, as long as the Annuitant or Joint Annuitant is living and the Company receives the request at least 30 days before the then-scheduled Income Date. Any Income Date you request must be at least 30 days from the day the Company receives written notice. You can generally change the annuity commencement date by giving us 30 days notice with the new date or age. The latest Income Date generally cannot be after the date specified in your Contract unless a later date is agreed to by us. The earliest Income Date is at least 30 days after you purchase your Contract. The Income Date on Qualified Contracts may also be controlled by the plan or its endorsements.

Annuity Payment Options

The income you take from the Contract during the Income Phase can take several different forms, depending on your particular needs. Except for the Period Certain Annuity Option listed below, the Annuity Payment Options listed below are available on either a variable basis or a fixed basis. Other Annuity Payment Options may be available.

If available on a variable basis, the Annuity Payment Options provide payments that, after the initial payment, will go up or down depending on the investment performance of the Subaccounts you choose.

If available on a fixed basis, the Annuity Payment Options provide payments in an amount that does not change. If you choose a fixed Annuity Payment Option, the Company will move your investment out of the Subaccounts and into the general account of the Company.

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Life Annuity—Monthly Annuity Payments are paid for the life of an Annuitant, ending with the last payment before the Annuitant dies. If the annuitant dies before the due date of the second (third, fourth, etc ) annuity payment, then we will only make one (two, three, etc ) annuity payments.

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Joint and Last Survivor Annuity—Monthly Annuity Payments are paid for as long as at least one of two named Annuitants is living, ending with the last payment before the surviving Annuitant dies. This option is also available as a 50% or 75% Last Survivor Annuity. (The payment decreases by 50% or 25%, respectively upon the death of the first annuitant.) If the surviving annuitant dies before the due date of the second (third, fourth, etc ) annuity payments, then we will only make one (two, three, etc ) annuity payments.

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Life Annuity With Period Certain—Monthly Annuity Payments are paid for as long as the Annuitant lives, with payments guaranteed to be made for a period of between 10 and 30 years, as elected. If the Annuitant dies before the period certain ends, the Company will make any remaining payments to the Beneficiary.

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Period Certain Annuity—Available only on a fixed basis. Monthly Annuity Payments are paid for a specified period, which may be from 10 to 30 years. For Qualified contracts, the specified period may not extend beyond the life expectancy of the annuitant or joint annuitant. If the Annuitant dies before the Period Certain ends, the Company will make any remaining payments to the Beneficiary.

Adjusted Annuitant Age

Annuity Payments under Options 1, 2, and 3 are based on the Adjusted Age of the Annuitant. The Adjusted Age is the Annuitant’s actual age on the Annuitant’s nearest birthday, at the Income Date, adjusted as follows:

Income Date	Adjusted Age
Before 2010	Actual Age
2010-2019	Actual Age minus 1
2020-2026	Actual Age minus 2
2027-2033	Actual Age minus 3
2034-2040	Actual Age minus 4
After 2040	Determined by the Company

Calculating Annuity Payments

Fixed Annuity Payments. Each fixed Annuity Payment is guaranteed to be at least the amount shown in the Contract’s Annuity Tables corresponding to the Annuity Payment Option selected.

Variable Annuity Payments. To calculate variable Annuity Payments, the Company determines the amount of the first variable Annuity Payment. The first variable Annuity Payment will equal the amount shown in the applicable Annuity Table in the Contract. This amount depends on the Accumulated Value of your Contract on the Income Date, the sex and age of the Annuitant (and Joint Annuitant where there is one), the Annuity Payment Option selected, and any applicable

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Premium Taxes. Subsequent variable Annuity Payments depend on the investment experience of the Subaccounts chosen. If the actual net investment experience of the Subaccounts chosen exactly equals the Assumed Interest Rate (or AIR, which is the annual effective rate used in the calculation of each variable annuity payment), of 4%, then the variable Annuity Payments will not change in amount. If the actual net investment experience of the Subaccounts chosen is greater than the AIR of 4%, then the variable Annuity Payments will increase. On the other hand, they will decrease if the actual experience is lower. The Statement of Additional Information contains a more detailed description of the method of calculating variable Annuity Payments.

Impact of Annuitant’s Age on Annuity Payments. For either fixed or variable Annuity Payments involving life income, the actual ages of the Annuitant and Joint Annuitant will affect the amount of each payment. Since payments based on the lives of older Annuitants and Joint Annuitants are expected to be fewer in number, the amount of each Annuity Payment will be greater.

Impact of Annuitant’s Sex on Annuity Payments. For either fixed or variable Annuity Payments involving life income, the sex of the Annuitant and Joint Annuitant will affect the amount of each payment. Since payments based on the lives of male Annuitants and Joint Annuitants are expected to be fewer in number, in most states the amount of each Annuity Payment will be greater than for female Annuitants and Joint Annuitants.

Impact of Length of Payment Periods on Annuity Payments. The value of all payments, both fixed and variable, will be greater for shorter guaranteed periods than for longer guaranteed periods, and greater for single-life annuities than for joint and survivor annuities, because they are expected to be made for a shorter period.

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Annuity Payments

•	If an Annuity Payment Option is not selected, the Company will assume that you chose the Life Annuity With Period Certain option (with 10 years of payments guaranteed) on a variable basis.

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The minimum payment is $100 ($20 for Contracts issued to South Carolina, Texas, and Massachusetts residents). If on the Income Date your Accumulated Value is below $5,000 (or $2,000 for Contracts issued to South Carolina, Texas, and Massachusetts residents), the Company reserves the right to pay that amount to you in a lump sum.

•	From time to time, the Company may require proof that the Annuitant, Joint Annuitant, or Contract Owner is living.

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If someone has assigned ownership of a Contract to you, or if a non-natural person (e.g., a corporation) owns a Contract, you may not start the Income Phase of the Contract without the Company’s consent.

•	At the time the Company calculates your fixed Annuity Payments, the Company may offer more favorable rates than those guaranteed in the Annuity Tables found in the Contract.

•	Once Annuity Payments begin, you may not select a different Annuity Payment Option. Nor may you cancel an Annuity Payment Option after Annuity Payments have begun.

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If you have selected a variable Annuity Payment Option, you may change the Subaccounts funding the variable Annuity Payments by written request or by calling Vanguard Annuity and Insurance Services at 800-462-2391. However, because excessive exchanges can potentially disrupt the management of the Portfolios and increase transaction costs, exchange activity is limited to two substantive round trips through the Portfolios (except the Money Market Portfolio) during any 12-month period. This covers transactions accomplished by any combination of methods, including transactions conducted by check, wire, or exchange to or from another Vanguard fund. “Substantive” means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of the Fund and in such cases the Contract Owner will be notified.

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You may select an Annuity Payment Option and allocate a portion of the value of your Contract to a fixed version of that Annuity Payment Option and a portion to a variable version of that Annuity Payment Option (assuming the Annuity Payment Option is available on both a fixed and variable basis). You may not select more than one Annuity Payment Option.

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If you choose an Annuity Payment Option and the postal or other delivery service is unable to deliver checks to the Payee’s address of record, no interest will accrue on amounts represented by uncashed Annuity Payment checks. It is the Payee’s responsibility to keep the Company informed of the Payee’s most current address of record.

•	If annuity payments are selected as a death distribution option, payments must begin within one year of the date of death.

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Purchase

Client Information Form and Issuance of Contracts

Contract Issuance. To invest in the Vanguard Variable Annuity, you should send a completed Client Information Form, Assessment and Disclosure form, and your Initial Premium Payment to Vanguard Annuity and Insurance Services. Depending on the Death Benefit option selected, there may be limitations on the age of the Annuitant (See Death Benefit, page 30).

If the Client Information Form is received in good order, the Company will issue the Contract and will credit the Initial Premium Payment within two Business Days after receipt. A Business Day is any day that the New York Stock Exchange is open for trading.

If the Company cannot credit the Initial Premium Payment because the Client Information Form is incomplete, the Company will contact the applicant in writing, explain the reason for the delay, and refund the Initial Premium Payment within five Business Days unless the client consents to the Company’s retaining the Initial Premium Payment and crediting it as soon as the necessary requirements are fulfilled.

In order to prevent lengthy processing delays caused by the clearing of foreign checks, the Company will accept only those foreign checks that are drawn in U.S. dollars and are issued by a foreign bank with a U.S. correspondent bank.

You may purchase a Qualified Contract only in connection with a “rollover” of funds from another qualified plan or individual retirement annuity. Qualified Contracts contain certain other restrictive provisions limiting the timing of payments to and distributions from the Qualified Contract. No additional Premium Payments to your Qualified Contract will be accepted, unless the additional premium payment is funded by another qualified plan. (See QUALIFIED INDIVIDUAL RETIREMENT ANNUITIES, page 28.)

D E F I N I T I O N

Qualified Contract

When the term “Qualified Contract” is used in this prospectus we generally mean a Contract that qualifies as a tax sheltered annuity or an individual retirement annuity under Section 408(b) of the Internal Revenue Code; there are other types of qualified annuity contracts defined under different Internal Revenue Code sections.

Premium Payments

A Premium Payment is any amount you use to buy or add to the Contract. A Premium Payment may be reduced by any applicable Premium Tax or an initial Annual Contract Maintenance Fee. In that case, the resulting amount is called a Net Premium Payment.

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Premium Payments

•	The minimum Initial Premium Payment for a Contract is $5,000. You must obtain prior Company approval to purchase a policy with an amount less than the stated minimum.

•	The Company will not accept third-party checks, Travelers checks, or money orders for Premium Payments.

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You may make additional Premium Payments at any time during the Accumulation Phase and while the Annuitant or Joint Annuitant, if applicable, is living. Additional Premium Payments must be at least $250.

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Additional Premium Payments received before the close of the New York Stock Exchange (usually 4 p.m., Eastern time) are credited to the Contract’s Accumulated Value as of the close of business that same day.

•	The minimum amount that you can allocate to any one Subaccount is $1,000.

•	We reserve the right to reject cumulative premium payments over $5,000,000 (this includes subsequent premium payments) for all Contracts with the same owner or same annuitant.

•	The Company reserves the right to reject any application or Premium Payment.

The date on which the Initial Premium Payment is credited and the Contract is issued is called the Contract Date.

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D E F I N I T I O N

Premium Tax

A Premium Tax is a regulatory tax some states assess on the Premium Payments made into a Contract. If the Company should have to pay any Premium Tax, it may be deducted from each Premium Payment or from the Accumulated Value as the Company incurs the tax.

As of the date of this Prospectus, the following states, assess a Premium Tax on all Initial and subsequent Premium Payments:

	Qualified	Non-Qualified
Maine	0.00%	2.00%
South Dakota	0.00	1.25
Wyoming	0.00	1.00

As of the date of this Prospectus, the following states assess a Premium Tax against the Accumulated Value if the Contract Owner chooses an Annuity Payment Option instead of receiving a lump sum distribution:

	Qualified	Non-Qualified
California	0.50%	2.35%
Nevada	0.00	3.50
West Virginia	1.00	1.00

Purchasing by Wire
Money should be wired to:	WELLS FARGO
ABA 121000248
DEPOSIT ACCOUNT NUMBER 2014126521732
MONUMENTAL LIFE INSURANCE COMPANY and
THE VANGUARD GROUP, INC.
[YOUR CONTRACT NUMBER]
[YOUR NAME]

Please call 800-462-2391 before wiring.

Please be sure your bank includes your Contract number to assure proper credit to your Contract.

If you would like to wire your Initial Premium Payment, you should complete the Vanguard Variable Annuity Client Information Form and the Assessment and Disclosure Form and mail it to Vanguard Annuity and Insurance Services, P.O. Box 1105, Valley Forge, PA 19482-1105, prior to completing wire arrangements.

The Company will accept Federal Funds wire purchase orders only when the New York Stock Exchange and banks are open for business. A purchase payment received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and purchase payments received after that time will have a trade date of the first business day following the date of receipt.

Annuity ExpressTM

The Annuity Express service allows you to make additional Premium Payments by transferring funds automatically from your checking or statement savings account (not passbook savings account) to one or more Subaccounts on a monthly, quarterly, semi-annual, or annual basis. You may add to existing Subaccounts provided you have a minimum balance of $1,000. The minimum automatic purchase is $50; the maximum is $100,000.

Section 1035 Exchanges

Under Section 1035 of the Internal Revenue Code, you may exchange the assets of an existing non-qualified annuity contract or life insurance or endowment policy to the Vanguard Variable Annuity without any current tax consequences. To make a “1035 Exchange,” complete a 1035 Exchange form and mail it along with your signed and completed Client Information Form and your current contract, to Vanguard Annuity and Insurance Services.

To accommodate owners of Vanguard Variable Annuities, under certain conditions the Company will allow for the consolidation of two or more Vanguard Variable Annuities into the newest Contract. In order to provide Contract Owners with consolidated account reporting, the Company will accept these exchanges on a case-by-case basis. If applicable, you will be responsible for only one Annual Contract Maintenance Fee. Under no circumstances will the Company allow the exchange of an existing Vanguard Variable Annuity for an identical new Vanguard Variable Annuity.

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Because special rules and procedures apply to 1035 Exchanges, particularly if the Contract being exchanged was issued prior to August 14, 1982, you should consult a tax adviser before making a 1035 Exchange.

Please note that any outstanding loans you may have on a contract you wish to exchange may create a current tax consequence. For this reason we encourage you to settle any outstanding loans with your current insurance company before initiating a 1035 Exchange into a Vanguard Variable Annuity.

Allocation of Premium Payments

You specify on the Client Information Form what portion of your Premium Payments you want to be allocated among which Subaccounts. You may allocate your Premium Payments to one or more Subaccounts. All allocations you make should be in whole-number percentages and a minimum of $1,000. Your Initial Net Premium Payment will be immediately allocated among the Subaccounts in the percentages you specified on your Client Information Form without waiting for the Free Look Period to pass.

Should your investment goals change, you may change the allocation percentages for additional Net Premium Payments by sending written notice to Vanguard Annuity and Insurance Services. The change will take effect on the date the Company receives your written notice. You may establish the telephone privilege by completing the appropriate section of the Client Information Form, or by sending a letter authorizing the Company to take instructions by telephone. See Telephone and Online Privilege, page 21.

W H A T ’ S  M Y C O N T R A C T  W O R T H  T O D A Y ?

Accumulated Value

The Accumulated Value of your Contract is the value of all amounts accumulated under the Contract during the Accumulation Phase (similar to the current market value of a mutual fund account). When the Contract is opened, the Accumulated Value is equal to your initial Net Premium Payment. On any Business Day thereafter, the Accumulated Value equals the Accumulated Value from the previous Business Day;

plus:

•	Any additional Net Premium Payments credited.

•	Any increase in the Accumulated Value due to investment results of the Subaccount(s) you selected.

minus:

•	Any decrease in the Accumulated Value due to investment results of the Subaccount(s) you selected.

•	The daily Mortality and Expense Risk Charge.

•	The daily Administrative Expense Charge.

•	The Annual Contract Maintenance Fee, if applicable.

•	Any optional death benefit charge, if applicable.

•	Any withdrawals.

•	Any Premium Taxes that occur during the Valuation Period.

The Valuation Period is any period between two successive Business Days beginning at the close of business of the first Business Day and ending at the close of business of the next Business Day. You should expect the Accumulated Value of your Contract to change from Valuation Period to Valuation Period, reflecting the investment experience of the Subaccounts you have selected as well as the daily deduction of charges.

An Accumulation Unit is a measure of your ownership interest in the Contract during the Accumulation Phase. When you allocate your Net Premium Payments to a selected Subaccount, the Company will credit a certain number of Accumulation Units to your Contract. The Company determines the number of Accumulation Units it credits by dividing the dollar amount you have allocated to a Subaccount by the Accumulation Unit Value for that Subaccount as of the end of the Valuation Period in which the payment is received. Each Subaccount has its own Accumulation Unit Value (similar to the share price (net asset value) of a mutual fund). The Accumulation Unit Value varies each Valuation Period with the net rate of return of the Subaccount. The net rate of return reflects the performance of the Subaccount for the Valuation Period and is net of asset charges to the Subaccount. Per Subaccount, the Accumulated Value equals the number of Accumulation Units multiplied by the Accumulation Unit Value for that Subaccount.

All dividends and capital gains earned will be reinvested and reflected in the Accumulation Unit Value, keeping the earnings tax-deferred.

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Investment Options

Vanguard Variable Insurance Fund

The Vanguard Variable Annuity offers you a means of investing in various Subaccounts that invest in the Portfolios of Vanguard Variable Insurance Fund. A brief description of each Portfolio is given below. For more detailed information regarding the Portfolios, you should read the prospectus for Vanguard Variable Insurance Fund that accompanies the Contract prospectus. If you received a summary prospectus for any of the Portfolios listed below, please follow the instructions on the first page of the summary prospectus to obtain a copy of the full Portfolio prospectus.

The general public may invest in the Portfolios of Vanguard Variable Insurance Fund only through certain insurance contracts. The investment objectives and policies of the Portfolios may be similar to those of publicly available Vanguard funds. You should not expect that the investment results of any publicly available Vanguard funds will be comparable to those of the Portfolios.

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The Money Market Portfolio seeks to provide current income while maintaining liquidity and a stable share price of $1. The Portfolio invests primarily in high-quality, short-term money market instruments, including certificates of deposit, banker’s acceptances, commercial paper, and other money market securities. To be considered high-quality, a security generally must be rated in one of the two highest credit-quality categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security). If unrated, the security must be determined by Vanguard to be of quality equivalent to securities in the two highest credit-quality categories. The Portfolio invests more than 25% of its assets in securities issued by companies in the financial services industry. The Portfolio maintains a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less.

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The Short-Term Investment-Grade Portfolio seeks to provide current income while maintaining limited price volatility. The Portfolio invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, at least 80% of which will be short- and intermediate-term investment-grade securities. High-quality fixed income securities are those rated the equivalent of A3 or better by Moody’s Investors Services, Inc. (Moody’s), or another independent rating agency or, if unrated, are determined to be of comparable quality by the advisor; medium-quality fixed income securities are those rated the equivalent of Baa1, Baa2, or Baa3 by Moody’s or another independent rating agency, or, if unrated, are determined to be of comparable quality by the advisor. (Investment-grade fixed income securities are those rated the equivalent of Baa3 and above by Moody’s). The Portfolio is expected to maintain a dollar-weighted average maturity of 1 to 4 years.

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The Total Bond Market Index Portfolio seeks to track the performance of a broad, market-weighted bond index. The Portfolio employs an indexing investment approach designed to track the performance of the Barclays U.S. Aggregate Float Adjusted Index. This Index represents a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States—including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities—all with maturities of more than 1 year. The Portfolio invests by sampling the Index, meaning that it holds a broadly diversified collection of securities that, in the aggregate, approximates the full Index in terms of key risk factors and other characteristics. All of the Portfolio’s investments will be selected through the sampling process, and at least 80% of the Portfolio’s assets will be invested in bonds held in the Index. The Portfolio maintains a dollar-weighted average maturity consistent with that of the Index, which generally ranges between 5 and 10 years.

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The High Yield Bond Portfolio seeks to provide a high level of current income. The Portfolio invests mainly in a diversified group of high-yielding, higher-risk corporate bonds—commonly known as “junk bonds”—with medium- and lower-range credit-quality ratings. The Portfolio invests at least 80% of its assets in corporate bonds that are rated below Baa by Moody’s Investors Services, Inc. (Moody’s); have an equivalent rating by any other independent bond-rating agency; or, if unrated, are determined to be of comparable quality by the Portfolio’s advisor. The Portfolio may not invest more than 20% of its assets in any of the following, taken as a whole: bonds with credit ratings lower than B or the equivalent, convertible securities, preferred stocks, and fixed and floating rate loans of medium- to lower-range credit quality. The loans that the Portfolio may invest in will be rated Baa or below by Moody’s; have an equivalent rating by any other independent bond-rating agency; or, if unrated, are determined to be of comparable quality by the Portfolio’s advisor. The Portfolio’s high-yield bonds and loans mostly have short- and intermediate-term maturities.

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The Conservative Allocation Portfolio seeks to provide current income and low to moderate level of capital appreciation. The Portfolio invests in other Vanguard mutual funds, rather than in individual securities. The Portfolio follows a balanced investment approach by allocating approximately 60% of its assets to bonds and 40% to common stocks. The Portfolio’s targeted asset allocation among the underlying funds is:

• Vanguard Variable Insurance Fund Total Bond Market Index Portfolio	60%

• Vanguard Variable Insurance Fund Equity Index Portfolio	22%

• Vanguard Total International Stock Index Fund	12%

• Vanguard Extended Market Index Fund	6%

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The Portfolio uses its investment in Vanguard Variable Insurance Fund Equity Index Portfolio and Vanguard Extended Market Index Fund to gain exposure to the overall domestic stock market. While the percentage of the Portfolio’s assets invested in either of these two underlying funds may deviate slightly from its target allocation, the combination of the two underlying funds will equal approximately 28% of the Portfolio’s assets in the aggregate. The Portfolio’s indirect bond holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed and asset-backed securities. The Portfolio’s indirect stock holdings consist substantially of large-capitalization U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks.

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The Moderate Allocation Portfolio seeks to provide capital appreciation and a low to moderate level of current income. The Portfolio invests in other Vanguard mutual funds, rather than in individual securities. The Portfolio follows a balanced investment approach by allocating approximately 60% of its assets to common stocks and 40% to bonds. The Portfolio’s targeted asset allocation among the underlying funds is:

• Vanguard Variable Insurance Fund Total Bond Market Index Portfolio	40%

• Vanguard Variable Insurance Fund Equity Index Portfolio	34%

• Vanguard Total International Stock Index Fund	18%

• Vanguard Extended Market Index Fund	8%

The Portfolio uses its investment in Vanguard Variable Insurance Fund Equity Index Portfolio and Vanguard Extended Market Index Fund to gain exposure to the overall domestic stock market. While the percentage of the Portfolio’s assets invested in either of these two underlying funds may deviate slightly from its target allocation, the combination of the two underlying funds will equal approximately 42% of the Portfolio’s assets in the aggregate. The Portfolio’s indirect stock holdings consist substantially of large-capitalization U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks. The Portfolio’s indirect bond holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed and asset-backed securities.

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The Balanced Portfolio seeks to provide long-term capital appreciation and reasonable current income. The Portfolio invests 60% to 70% of its assets in dividend-paying and, to a lesser extent, non-dividend-paying common stocks of established, large- and medium-size companies. In choosing these companies, the advisor seeks those that appear to be undervalued but have prospects for improvement. These stocks are commonly referred to as value stocks. The remaining 30% to 40% of Portfolio assets are invested mainly in fixed income securities that the advisor believes will generate a reasonable level of current income. These securities include investment-grade corporate bonds, with some exposure to U.S. Treasury and government agency bonds, and mortgage-backed securities.

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The Equity Income Portfolio seeks to provide an above-average level of current income and reasonable long-term capital appreciation. The Portfolio invests mainly in common stocks of medium-size and large companies whose stocks pay above-average levels of dividend income and are considered to have the potential for capital appreciation. In addition, the advisors generally look for companies that they believe are committed to paying dividends consistently. Under normal circumstances, the Portfolio will invest at least 80% of its assets in equity securities. The Portfolio uses multiple investment advisors.

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The Diversified Value Portfolio seeks to provide long-term capital appreciation and income. The Portfolio invests mainly in large- and mid-capitalization companies whose stocks are considered by the advisor to be undervalued. Undervalued stocks are generally those that are out of favor with investors and that the advisor feels are trading at prices that are below average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields.

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The Total Stock Market Index Portfolio seeks to track the performance of a benchmark index that measures the investment return of the overall stock market. The Portfolio employs an indexing investment approach designed to track the performance of the Standard & Poor’s (S&P) Total Market Index by investing all, or substantially all, of its assets in two Vanguard funds—Vanguard Variable Insurance Fund Equity Index Portfolio and Vanguard Extended Market Index Fund. The S&P Total Market Index consists of substantially all of the U.S. common stocks regularly traded on the New York Stock Exchange and the Nasdaq over-the-counter market. Though the Portfolio seeks to track the Index, its performance typically can be expected to fall short by a small percentage representing operating costs of the underlying funds.

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The Equity Index Portfolio seeks to track the performance of a benchmark index that measures the investment return of large-capitalization stocks. The Portfolio employs an indexing investment approach designed to track the performance of the Standard & Poor’s 500 Index, a widely recognized benchmark of U.S. stock market performance that is dominated by the stocks of large U.S. companies. The Portfolio attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

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The Mid-Cap Index Portfolio seeks to track the performance of a benchmark index that measures the investment return of mid-capitalization stocks. The Portfolio employs an indexing investment approach designed to track the performance of CRSP US Mid Cap Index, a broadly diversified index of stocks of medium-size U.S. companies. The Portfolio attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

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•

The Growth Portfolio seeks to provide long-term capital appreciation. The Portfolio invests mainly in large-capitalization stocks of U.S. companies considered to have above-average earnings growth potential and reasonable stock prices in comparison with expected earnings. At least 80% of the Portfolio’s assets will be invested in stocks of U.S. companies. The Portfolio uses multiple investment advisors.

•

The Capital Growth Portfolio seeks to provide long-term capital appreciation. The Portfolio invests in stocks considered to have above-average earnings growth potential that is not reflected in their current market prices. The Portfolio consists predominantly of large- and mid-capitalization stocks.

•

The Small Company Growth Portfolio seeks to provide long-term capital appreciation. The Portfolio invests at least 80% of its assets primarily in common stocks of small companies. These companies tend to be unseasoned but are considered by the Portfolio’s advisors to have superior growth potential. Also, these companies often provide little or no dividend income. The Portfolio uses multiple investment advisors.

•

The International Portfolio seeks to provide long-term capital appreciation. The Portfolio invests predominantly in the stocks of companies located outside the United States and is expected to diversify its assets across developed and emerging markets in Europe, the Far East, and Latin America. In selecting stocks, the Portfolio’s advisors evaluate foreign markets around the world and choose large-, mid-, and small capitalization companies considered to have above-average growth potential. The Portfolio uses multiple investment advisors.

•

The REIT Index Portfolio seeks to provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs. The Portfolio employs an indexing investment approach designed to track the performance of the MSCI® US REIT Index. The Index is composed of stocks of publicly traded equity real estate investment trusts (known as REITs). The Portfolio attempts to replicate the Index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index.

There is no assurance that a Portfolio will achieve its stated objective.

Additional information regarding the investment objectives and policies of the Portfolios and the investment advisory services can be found in the current Fund prospectus accompanying this prospectus.

Exchanges Among the Subaccounts

Should your investment goals change, you may exchange assets among the Subaccounts at no cost, subject to the following conditions:

•

You may request exchanges in writing or by telephone or online at vanguard.com. The Company will process requests it receives prior to the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) at the close of business that same day. Requests received after the close of the New York Stock Exchange are processed the next Business Day.

•	The minimum amount you may exchange from a Subaccount is $250 (unless the Accumulated Value in a Subaccount is less than $250).

•	The Company does not charge a fee for exchanges among the Subaccounts.

Please note: If you elect the GLWB Rider, then transfers out of the designated investments may reduce or eliminate the benefits of the rider.

L I M I T A T I O N S  O N

Exchanges

Because excessive exchanges can disrupt management of the Fund and increase the Fund’s costs for all Contract Owners, the Fund limits exchanges as follows:

•	You may make no more than two substantive round trips through a Portfolio (not including the Money Market Portfolio) during any 12-month period.

•	The Fund and the Company may refuse an exchange at any time, for any reason.

•	The Company may revoke a Contract Owner’s exchange privilege at any time, for any reason.

A round trip is a redemption from a Portfolio followed by a purchase back into the Portfolio. Also, round trip covers transactions accomplished by any combination of methods, including transactions conducted by check, wire, or exchange to or from another Vanguard fund. “Substantive” means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect the management of the Fund.

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Disruptive Trading and Market Timing

Statement of Policy. This variable insurance product was not designed for the use of market timers or other investors who make programmed, large, frequent, or short-term exchanges. Such exchanges may be disruptive to the underlying fund portfolios and increase transaction costs.

Market timing and other programmed, large, frequent, or short-term exchanges among the subaccounts can cause risks with adverse effects for other contract owners (and beneficiaries and underlying fund portfolios). These risks and harmful effects include:

(1)	dilution of the interests of long-term investors in a subaccount if purchases or exchanges into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”);

(2)	an adverse effect on portfolio management, such as:

(a)	impeding a portfolio manager’s ability to sustain an investment objective;

(b)	causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or

(c)	causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or exchanges out of the underlying fund portfolio; and

(3)	increased brokerage and administrative expenses.

These costs are borne by all contract owners invested in those subaccounts, not just those making the exchanges.

We have developed polices and procedures with respect to market timing and other exchanges and we do not make special arrangements or grant exceptions to accommodate market timing or other potentially disruptive or harmful trading. Do not invest with us if you intend to conduct market timing or other potentially disruptive trading.

Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from programmed, large, frequent, or short-term exchanges among subaccounts of variable products issued by these other insurance companies or retirement plans.

Deterrence. If we determine you are engaged in market timing or other disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make exchanges is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the exchange privilege may disadvantage or potentially harm the rights or interests of other contract owners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include a temporary suspension of exchange privileges. We may also restrict the exchange privileges of others acting on your behalf.

We reserve the right to reject any premium payment or exchange request from any person without prior notice, if, in our judgment, (1) the payment or exchange, or series of exchanges, would have a negative impact on an underlying fund portfolio’s operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order, or (3) because of a history of large or frequent exchanges. We may impose other restrictions on exchanges, or even prohibit exchanges for any owner who, in our view, has abused, or appears likely to abuse, the exchange privilege. We may, at any time and without prior notice, discontinue exchange privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of exchanges we permit. Because determining whether to impose any such special restrictions depends on our judgment and discretion, it is possible that some policy owners could engage in disruptive trading that is not permitted for others. We also reserve the right to reverse a potentially harmful exchange if an underlying fund portfolio refuses or reverses our order; in such instances some contract owners may be treated differently than others. For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected. If you engage a third party investment advisor for asset allocation services, then you may be subject to these transfer restrictions because of the actions of your investment advisor in providing these services.

In addition to our internal policies and procedures, we will administer your variable insurance product to comply with any applicable state, federal, and other regulatory requirements concerning exchanges. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the exchange privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

Under our current policies and procedures, we do:

•	expressly limit the number of round trips in a given period as described in the Investment Options section under Limitations on Exchanges.

Under our current policies and procedures, we do not:

•	impose redemption fees on exchanges;

•	expressly limit the number of nonround trip exchanges or the size of exchanges in a given period; or

•	provide a certain number of allowable exchanges in a given period.

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Redemption fees, exchange limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

Please note that the limits and restrictions described herein are subject to our ability to monitor exchange activity. Our ability to detect market timing or other disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by contract owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this variable insurance product, there is no assurance that we will be able to detect or deter frequent or harmful exchanges by such contract owners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or other disruptive trading may be limited by provisions of the variable insurance product.

Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter market timing or other harmful trading that may adversely affect other contract owners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in frequent exchange activity among the investment options under the variable insurance product. In addition, we may not honor exchange requests if any variable investment option that would be affected by the exchange is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

Underlying Fund Portfolio Frequent Trading Policies. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period of time. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and other programmed, large, frequent, or short-term exchanges. Contract owners should be aware that we may not have the contractual ability or the operational capacity to monitor contract owners’ exchange requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the exchanges. Accordingly, contract owners and other persons who have material rights under our variable insurance products should assume that the sole protection they may have against potential harm from frequent exchanges is the protection, if any, provided by the policies and procedures we have adopted for our variable insurance products to discourage market timing or other disruptive trading.

Contract owners should be aware that we are required to provide to an underlying fund portfolio or its designee, promptly upon request, certain information about the trading activity of individual owners, and to restrict or prohibit further purchases or transfers by specific owners identified by an underlying fund portfolio as violating the frequent trading policies for that underlying fund portfolio.

Omnibus Orders. Contract owners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios’ ability to apply their respective frequent trading policies and procedures. We cannot guarantee that the underlying fund portfolios will not be harmed by exchange activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent exchange activity. If their policies and procedures fail to successfully discourage harmful exchange activity, it will affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more exchange requests from owners engaged in market timing and other programmed, large, frequent, or short-term exchanges, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

Automatic Asset Rebalancing

During the Accumulation Phase, you can automatically rebalance the amounts invested in the Subaccounts in order to maintain a desired allocation. This rebalancing occurs automatically on a date you select and can take place on a monthly, quarterly, semi-annual or annual basis (provided the $1,000 minimum balance requirement has been met in the Subaccount to which you are moving money). The minimum amount you may exchange is $250. Rebalancing can be started, stopped, or changed at any time. Automatic Asset Rebalancing cannot be used in conjunction with the Automatic Exchange Service. Any additional exchange requests will not cause Automatic Asset Rebalancing to cease. To take advantage of the Automatic Asset Rebalancing service, complete a Vanguard Variable Annuity Automatic Asset Rebalance service form or send a letter of instruction to Vanguard Annuity and Insurance Services.

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Automatic Exchange Service

During the Accumulation Phase, you can move money automatically among the Subaccounts. You can exchange fixed dollar amounts or percentages of your Subaccount balance into the other Subaccounts offered under the Contract on either a monthly, quarterly, semi-annual, or annual basis (provided the $1,000 minimum balance requirement has been met in the Subaccounts to which you are moving money). The minimum amount you may exchange is $250. While you are participating in this service, if the service date falls on a day that the New York Stock Exchange is closed, the service date will be the next business day. (Please note, an Automatic Exchange Service will not begin on the 29th, 30th, or 31st of the month. If an Automatic Exchange Service would have started on one of these dates, it will start on the 1st business day of the following month.)

Automatic Exchange Service

Using the Automatic Exchange Service, you can exchange at regular intervals in a plan of investing often referred to as “dollar-cost averaging,” moving money, for example, from the Money Market Portfolio into a stock or bond Portfolio. The main objective of dollar-cost averaging is to shield your investment from short-term price fluctuations. Since the same dollar amount is transferred to other Subaccounts each month, more Accumulation Units are credited to a Subaccount if the value per Accumulation Unit is low, while fewer Accumulation Units are credited if the value per Accumulation Unit is high. Therefore, it is possible to achieve a lower average cost per Accumulation Unit over the long term if the Accumulation Unit Value declines over that period. This plan of investing allows investors to take advantage of market fluctuations but does not assure a profit or protect against a loss in declining markets.

To take advantage of the Automatic Exchange Service, complete a Vanguard Variable Annuity Automatic Exchange Service Form or contact Vanguard Annuity and Insurance Services.

You may change the amount to be exchanged or cancel this service at any time in writing or by telephone if you have telephone authorization on your Contract. This service cannot be used to establish a new Subaccount, and will not go into effect until the Free Look Period has expired. The minimum balance requirements will not apply to the subaccount that money is being automatically moved from.

Telephone and Online Privilege

You may establish the telephone and online privilege on your Contract by completing the appropriate section of the Client Information Form or by sending a letter authorizing the Company to take instructions over the telephone. You may request an exchange of assets among the subaccounts through vanguard.com if you are a registered user. The Company, the Fund, and Vanguard shall not be responsible for the authenticity of instructions received by telephone or online. We will take reasonable steps to confirm that instructions communicated are genuine. Personal and/or account specific information may be requested to validate identity and authorization prior to the providing of any information. This information will be verified against the Contract Owner’s records and all transactions performed will be verified with the Contract Owner through a written confirmation statement. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the Contract. We will record all calls. The Company, the Fund, and Vanguard shall not be liable for any loss, cost, or expense for action on telephone or online instructions believed to be genuine in accordance with these procedures. We will make every effort to maintain the privilege. However, the Company and the Fund reserve the right to revise or terminate its provisions, limit the amount of a transaction, or reject any transaction, as deemed necessary, at any time.

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Expenses

A  C L O S E R  L O O K  A T

The Costs of Investing in a Variable Annuity

Costs are an important consideration in choosing a variable annuity. That’s because you, as a contract owner, pay the costs of operating the underlying mutual funds, plus any transaction costs incurred when the fund buys and sells securities, as well as the costs associated with the annuity contract itself. These combined costs can have a significant effect on the investment performance of the annuity contract. Even seemingly small differences in mutual fund and annuity contract expenses can, over time, have a dramatic effect on performance.

The projected expenses for the Vanguard Variable Annuity are substantially below the costs of other variable annuity contracts. For example, on a $25,000 Contract the average expense ratio of other variable annuity contracts was 2.28% as of December 31, 2012, compared to 0.58% for the Vanguard Variable Annuity. (Source for competitors’ data: Morningstar Principia Pro for VA/L Subaccounts, December 2012.)

S U M M A R Y  O F  C O S T S  O F  I N V E S T I N G

in the Vanguard Variable Annuity

•	No sales load or sales charge

•	No charge to make full or partial withdrawals

•	No fee to exchange money among the Subaccounts

•	$25 Annual Contract Maintenance Fee on Contracts valued at less than $25,000

•	Annual Mortality and Expense Risk Charge: 0.20% or 0.40% depending on death benefit election

•	Annual Administrative Expense Charge: 0.10%

•	Fees and expenses paid by the Portfolios which ranged from 0.16% to 0.49% in the fiscal year ended December 31, 2012

•	Current GLWB Rider Fee: 1.20% (Single or Joint Life Option).

Mortality and Expense Risk Charge

The Company charges a fee as compensation for bearing certain mortality and expense risks under the Contract. The Company will deduct a daily charge corresponding to an annual charge of 0.20% for the mortality and expense risks assumed by the Company (a lower rate may be assessed for certain periods). If you choose the Return of Premium Death Benefit there will be an additional quarterly mortality and expense risk charge corresponding to an additional annual charge of 0.20%.

The mortality and expense risk charge described above cannot be increased. If the charge is more than sufficient to cover actual costs or assumed risks, any excess will be added to the Company’s surplus. If the charges collected under the Contract are not enough to cover actual costs or assumed risks, then the Company will bear the loss.

The mortality and expense risk charge may be assessed at a lower rate for certain periods at our discretion. Currently, the daily mortality and expense risk charge will be assessed at a rate reduced by an amount corresponding to an annual amount of 0.005%. Accordingly, an aggregate annual charge of 0.195% (Accumulated Value Death Benefit) or 0.395% (Return of Premium Death Benefit) will be assessed.

A  C L O S E R  L O O K  A T

The Mortality and Expense Risk Charge

The Company assumes mortality risk in two ways. First, where Contract Owners elect an Annuity Payment Option under which the Company guarantees a number of payments over a life or joint lives, the Company assumes the risk of making monthly annuity payments regardless of how long all Annuitants may live. Second, the Company assumes mortality risk in providing a Death Benefit in the event the Annuitant dies during the Accumulation Phase.

The expense risk the Company assumes is that the charges for administrative expenses, which are guaranteed not to increase beyond the rates shown for the life of the Contract, may not be great enough to cover the actual costs of issuing and administering the Contract.

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Administrative Expense Charge

The Company assesses each Contract an annual Administrative Expense Charge to cover the cost of issuing and administering each Contract and of maintaining the Separate Account. The Administrative Expense Charge is assessed daily at a rate equal to 0.10% annually of the net asset value of the Separate Account.

Annual Contract Maintenance Fee

In certain situations, the Company charges an Annual Contract Maintenance Fee of $25. The fee is to reimburse the Company for the costs it expects over the life of the Contract for maintaining each Contract and the Separate Account.

The Company charges the fee if:

•	Your Initial Premium Payment is less than $25,000; and

•	in any subsequent year the Accumulated Value is below $25,000.

For Contracts valued at less than $25,000 at the time of fee assessment, the $25 Annual Contract Maintenance Fee is prorated at issue and assessed in full at calendar year-end. The fee will be assessed on the last Friday of the calendar year, based on the Accumulated Value of the Contract on that day. If that day is not a business day, it will be assessed on the preceding business day. If that Friday is the last business day of the calendar year, the fee will be assessed on the preceding Friday.

GLWB Rider

If you elect this rider, a rider fee will be deducted on the rider date, and on each rider quarter thereafter, before annuitization. Each rider quarter, one-fourth of the current annual charge of 1.20% (0.95% for the portion of the Total Withdrawal Base attributable to premium payments and transfers into designated investments prior to May 1, 2013) for the single or joint life option of the total withdrawal base is deducted. Rider fees are deducted from each of the designated investments in proportion to the amount of Accumulated Value in each designated investment.

Fund Operating Expenses

The value of the assets in the Separate Account will reflect the fees and expenses paid by Vanguard Variable Insurance Fund. A complete description of these expenses is found in the “Fee Table” section of this prospectus, the Fees and Expenses section of the Fund’s prospectus, and in the “Management of the Fund” section of the Fund’s Statement of Additional Information.

Tax Information

INTRODUCTION

The following discussion of annuity taxation is general in nature and is based on the Company’s understanding of the treatment of annuity contracts under current federal income tax law, particularly Section 72 of the Internal Revenue Code and various Treasury Regulations and Internal Revenue Service interpretations dealing with Section 72. The discussion does not touch upon applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt distributions under a Contract. It is not tax advice. You may want to consult with a qualified tax adviser about your particular situation to ensure that your purchase of a Contract results in the tax treatment you desire. Additional discussion of tax matters is included in the Statement of Additional Information.

TAXATION OF THE COMPANY

The Company is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code. Since the Separate Account is not a separate entity from the Company and its operations form a part of the Company, the Separate Account will not be taxed separately as a “regulated investment company” under Subchapter M of the Internal Revenue Code. Investment income and realized capital gains on the assets of the Separate Account are reinvested and taken into account in determining the Accumulated Value. Under existing federal income tax law, the Separate Account’s investment income, including realized net capital gains, is not taxed to the Company. The Company reserves the right to make a deduction for taxes should they be imposed with respect to such items in the future.

Under present laws, the Company will incur state or local taxes in several states. If there is a change in state or local tax laws, the Company may make charges for such taxes. At present time, the Company does not charge the Contract Owner for these other taxes. If there is a change in state or local tax laws, charges for such taxes may be made. The Company does not expect to incur any federal income tax liability attributable to investment income or capital gains retained as part of the reserves under the Contracts. Based upon these expectations, no charge is currently being made to the Separate Account for corporate federal income taxes that may be attributable to the Separate Account.

The Company will periodically review the question of a charge to the Separate Account for corporate federal income taxes related to the Separate Account. Such a charge may be made in future years for any federal income taxes the Company incurs. This might become necessary if the Company ultimately determines that its tax treatment is not what it currently believes it to be, if there are changes in the federal income tax treatment of annuities at the corporate level, or if there is a change in the Company’s tax status. If the Company should incur federal income taxes attributable to investment income or capital gains retained as part of the reserves under the Contracts, the Accumulated Value of the Contract would be correspondingly adjusted by any provision or charge for such taxes.

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TAXATION OF ANNUITIES IN GENERAL

Tax Deferral

Special rules in the Internal Revenue Code for annuity taxation exist today. In general, those rules provide that you are not currently taxed on increases in value under a Contract until you take some form of withdrawal or distribution from it. However, it is important to note that, under certain circumstances, you might not get the advantage of tax deferral, meaning that the increase in value would be subject to current federal income tax. (See ANNUITY CONTRACTS OWNED BY NON-NATURAL PERSONS, page 25, and DIVERSIFICATION STANDARDS, page 27.)

A  C L O S E R  L O O K  A T

Tax Deferral

Tax deferral means no current tax is due on earnings in your Contract. The amount you would have paid in income taxes can be left in the Contract and earn money for you.

One tradeoff of tax deferral is that there are certain restrictions on your ability to access your money, including penalty taxes for early withdrawals. This is one reason why a variable annuity is intended as a long-term investment.

Another tradeoff is that, when funds are withdrawn, they are taxed at ordinary income rates instead of capital gains rates, which apply to certain other sorts of investments.

Taxation of Full and Partial Withdrawals

If you make a full or partial withdrawal (including a Systematic Withdrawal) from a Non-Qualified Contract during the Accumulation Phase, you as the Contract Owner will be taxed at ordinary income rates on earnings you withdraw at that time. For purposes of this rule, withdrawals are taken first from earnings on the Contract and then from the money you invested in the Contract. This “investment in the contract” can generally be described as the cost of the Contract, or cost basis, and it generally includes all Premium Payments minus any amounts you have already received under the Contract that represented the return of invested money. Also for purposes of this rule, a pledge or assignment of a Contract is treated as a partial withdrawal from a Contract. (If you are contemplating using your Contract as collateral for a loan, you may be asked to pledge or assign it.) In the case of a full surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner’s investment in an annuity contract.

Taxation of Annuity Payments

When you take Annuity Payments in the Income Phase of a Non-Qualified Contract, for tax purposes each payment is deemed to return to you a portion of your investment in the Contract. Since with a Non-Qualified Contract you have already paid taxes on those amounts (the Contract was funded with after-tax dollars), you will not be taxed again on your investment—only on your earnings.

For fixed Annuity Payments from a Non-Qualified Contract, in general, the Company calculates the taxable portion of each payment using a formula known as the “exclusion ratio.” This formula establishes the ratio that the investment in the Contract bears to the total expected amount of Annuity Payments for the term of the Contract. The Company then applies that ratio to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxable at ordinary income tax rates.

For variable Annuity Payments from a Non-Qualified Contract, in general, the Company calculates the taxable portion of each payment using a formula that establishes a specific dollar amount of each payment that is not taxed. To find the dollar amount, the Company divides the investment in the Contract by the total number of expected periodic payments. The remaining portion of each payment is taxable at ordinary income tax rates.

Once your investment in the Contract has been returned, the balance of the Annuity Payments represent earnings only and therefore are fully taxable.

Partial Annuitization

Under a new tax provision enacted in 2010, if part of an annuity contract’s value is applied to an Annuity Option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as Annuity Payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.

Taxation of Death Benefit Proceeds

Amounts may be distributed from a Contract because of your death or the death of an Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the Contract, or (ii) if distributed under an Annuity Payment Option, they are taxed in the same way as Annuity Payments.

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Taxation of Withdrawals and Distributions From Qualified Contracts

Generally, the entire amount distributed from a Qualified Contract is taxable to the Contract Owner. In the case of Qualified Contracts with after-tax contributions, you may exclude the portion of each withdrawal or Annuity Payment constituting a return of after-tax contributions. Once all of your after-tax contributions have been returned to you on a non-taxable basis, subsequent withdrawals or annuity payments are fully taxable as ordinary income. Since the Company has no knowledge of the amount of after-tax contributions you have made, you will need to make this computation in the preparation of your federal income tax return.

The Internal Revenue Service has not reviewed the Contract for qualification as an IRA and has not addressed in a ruling of general applicability whether any death benefit provision in the Contract comports with IRA qualification requirements. The value of a death benefit and/or living withdrawal benefit may need to be considered in calculating required minimum distributions.

Tax Withholding

Federal tax law requires that the Company withhold federal income taxes on all distributions unless the Contract Owner or payee, if applicable, elects not to have any amounts withheld and properly notifies the Company of that election. In certain situations, the Company will withhold taxes on distributions to non-resident aliens at a flat 30% rate unless a lower treaty rate or exemption from withholding applies under an applicable tax treaty and the Company has received the appropriate Form W-8 certifying the U.S. taxpayer identification number. Some states may require State Tax Withholding.

Penalty Taxes on Certain Early Withdrawals

The Internal Revenue Code provides for a penalty tax in connection with certain withdrawals or distributions that are includible in income. The penalty amount is 10% of the amount includible in income that is received under an annuity. However, there are exceptions to the penalty tax. For instance, it does not apply to withdrawals: (1) made after the Contract Owner reaches age 59 1/2; (2) made on or after the death of the Contract Owner or, where the Contract Owner is not an individual, on or after the death of the primary Annuitant (who is defined as the individual the events in whose life are of primary importance in affecting the timing and payment under the Contracts); (3) attributable to the disability of the Contract Owner which occurred after the purchase of the Contract (as defined in the Internal Revenue Code); (4) that are part of a series of substantially equal periodic payments made at least annually for the life (or life expectancy) of the Contract Owner, or joint lives (or joint life expectancies) of the Contract Owner and his or her beneficiary; (5) from a Qualified Contract (note, however, that other penalties may apply, see below); (6) under an immediate annuity contract (as defined in the Internal Revenue Code); (7) that can be traced to an investment in the Contract prior to August 14, 1982; or (8) under a Contract that an employer purchases on termination of certain types of qualified plans and that the employer holds until the employee’s severance from employment. Regarding the disability exception, because the Company cannot verify that the owner is disabled, the Company will report such withdrawals to the Internal Revenue Service as early withdrawals with no known exception.

If the penalty tax does not apply to a withdrawal as a result of the application of item (4) above, and the series of payments is subsequently modified (for some reason other than death or disability), the tax for the year in which the modification occurs will be increased by an amount (as determined under Treasury Regulations) equal to the penalty tax that would have been imposed but for item (4) above, plus interest for the deferral period. The foregoing rule applies if the modification takes place (a) before the close of the period that is five years from the date of the first payment and after the taxpayer attains age 59 1/2, or (b) before the taxpayer reaches age 59 1/2.

For Qualified Contracts, other tax penalties may apply to certain distributions as well as to certain contributions and other transactions. Distributions from Qualified Contracts have many of the same exceptions to the early withdrawal or distribution penalties as discussed above. However, not all of the exceptions listed above apply to Qualified Contracts. You should consult with your personal tax advisor if you have any questions regarding the exceptions to the early withdrawal or distribution penalities.

The penalty tax may not apply to distributions from Qualified Contracts issued under Section 408(b) of the Internal Revenue Code that you use to pay qualified higher education expenses, the acquisition costs (up to $10,000) involved in the purchase of a principal residence by a first-time homebuyer, or a distribution made on account of an Internal Revenue Service levy. Because the Company cannot verify that such an early withdrawal is for qualified higher education expenses or a first home purchase, the Company will report such withdrawals to the Internal Revenue Service as early withdrawals with no known exception.

Other exemptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above.

ANNUITY CONTRACTS OWNED BY NON-NATURAL PERSONS

Where a non-natural person (for example, a corporation) holds a Non-Qualified Contract, that Contract is generally not treated as an annuity contract for federal income tax purposes, and the income on that Contract (generally the increase in

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the net Accumulated Value less the payments) is considered taxable income each year. This rule does not apply where the non-natural person is only a nominal owner such as a trust or other entity acting as an agent for a natural person. The rule also does not apply where the estate of a decedent acquires a Contract, where an employer purchases a Contract on behalf of an employee upon termination of a qualified plan, or to an immediate annuity (as defined in the Internal Revenue Code). A Contract owned by a trust using the grantor’s social security number as its taxpayer identification number will be treated as owned by the grantor (natural person) for the purposes of our application of Section 72 of the Code. Consult a tax adviser for more information on how this may impact your policy.

MULTIPLE-CONTRACTS RULE

All non-qualified annuity contracts issued by the same company (or affiliate) to the same Contract Owner during any calendar year are to be aggregated and treated as one contract for purposes of determining the amount includible in the taxpayer’s gross income. Thus, any amount received under any Contract prior to the Contract’s Income Date, such as a partial withdrawal, will be taxable (and possibly subject to the 10% federal penalty tax) to the extent of the combined income in all such contracts. The Treasury Department has specific authority to issue regulations that prevent the avoidance of the multiple-contracts rules through the serial purchase of annuity contracts or otherwise. In addition, there may be other situations in which the Treasury Department may conclude that it would be appropriate to aggregate two or more Contracts purchased by the same Contract Owner. Accordingly, a Contract Owner should consult a tax adviser before purchasing more than one Contract or other annuity contracts. (The aggregation rules do not apply to immediate annuities (as defined in the Internal Revenue Code).)

OWNERSHIP TRANSFERS OF ANNUITY CONTRACTS

Any transfer of a Non-Qualified Contract during the Accumulation Phase for less than full and adequate consideration will generally trigger income tax (and possibly the 10% federal penalty tax) on the gain in the Contract to the Contract Owner at the time of such transfer. The transferee’s investment in the Contract will be increased by any amount included in the Contract Owner’s income. This provision, however, does not apply to transfers between spouses or former spouses incident to a divorce that are governed by Internal Revenue Code Section 1041(a).

TRANSFERS, ASSIGNMENTS OR EXCHANGES OF ANNUITY CONTRACTS

A transfer of ownership in a Contract, a collateral assignment, the selection of certain maturity dates, the exchange of a Contract, or the designation of an Annuitant or other beneficiary who is not also the Contract Owner may result in tax consequences to the Contract Owner, Annuitant, or beneficiary that this prospectus does not discuss. A Contract Owner considering such a transfer or assignment of a Contract should contact a tax adviser about the potential tax effects of such a transaction.

DIFFERENT INDIVIDUAL OWNER AND ANNUITANT

If the owner and annuitant on the Contract are different individuals, there may be negative tax consequences to the Contract Owner and/or beneficiaries under the policy if the Annuitant predeceases the owner including, but not limited, to the assessment of penalty tax and the loss of certain death benefit distribution options. You may wish to consult your legal counsel or tax adviser if you are considering designating a different individual as the Annuitant on your policy to determine the potential tax ramifications of such a designation.

MEDICARE TAX

Beginning in 2013, distributions from nonqualified annuity contracts will be considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.

TAX-FREE EXCHANGES

Section 1035 of the Code provides that no gain or loss shall be recognized on the exchange of one annuity contract for another annuity contract or a qualified long-term care insurance contract. Generally, an annuity contract issued in an exchange for another annuity contract is treated as new for purposes of the penalty and distribution at death rules.

If the initial contribution is made as a result of an exchange or surrender of another annuity contract, we may require that you provide information relating to the federal income tax status of the previous annuity contract to us.

Revenue Procedure 2011-38 significantly eases the restrictions on partial transfers previously adopted by the IRS. Under Rev. Proc. 2011-38, a partial exchange will be treated as tax-free under Section 1035 of the Code if there are no distributions, from either annuity, within 180 days of the partial 1035 exchange and annuity payments that satisfy the newly enacted partial annuitization rule of Section 72(a)(2) of the Code will not be treated as a distribution from either the old or new contract.

Pursuant to interim guidance provided in IRS Notice 2011-68, the IRS confirmed that is permissible to partially exchange a portion of the cash surrender value of an annuity for a qualified long term care insurance contract, provided that the requirements of Section 1035 are met. However, further guidance is needed regarding the application of Rev. Proc. 2011-38 to such transfers. Please discuss the tax consequences of any contemplated 1035 exchange transaction with a competent tax advisor.

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DIVERSIFICATION STANDARDS

To comply with certain regulations under Internal Revenue Code Section 817(h), after a start-up period, each Subaccount of the Separate Account will be required to diversify its investments in accordance with certain diversification standards. A “look-through” rule applies that suggests that each Subaccount of the Separate Account will be tested for compliance with the diversification standards by looking through to the assets of the Portfolios in which each Subaccount invests. We intend to comply with the diversification regulations to assure that the Contract continues to be treated as an annuity contract for federal income tax purposes.

OWNER CONTROL

In certain circumstances, owners of variable annuity contracts have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is limited guidance in this area, and some features of the Contracts, such as the flexibility of an owner to allocate premium payments and transfer amounts among the investment divisions of the separate account, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Owners investment control over separate account assets, we reserve the right to modify the Contracts as necessary to prevent an Owner from being treated as the Owner of the separate account assets supporting the Contract.

REQUIRED DISTRIBUTIONS

In order to be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Internal Revenue Code requires any Non-Qualified Contract to contain certain provisions specifying how your interest in the Contract will be distributed in the event of the death of an owner of the Contract. Specifically, section 72(s) requires that (a) if any owner dies on or after the annuity starting date, but prior to the time the entire interest in the contract has been distributed, the entire interest in the contract will be distributed at least as rapidly as under the method of distribution being used as of the date of such owner’s death; and (b) if any owner dies prior to the annuity starting date, the entire interest in the contract will be distributed within five years after the date of such owner’s death. These requirements will be considered satisfied as to any portion of an owner’s interest which is payable to or for the benefit of a designated beneficiary and which is distributed over the life of such designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of the owner’s death. The designated beneficiary refers to a natural person designated by the owner as a beneficiary and to whom ownership of the contract passes by reason of death. However, if the designated beneficiary is the surviving spouse of the deceased owner, the contract may be continued with the surviving spouse as the new owner.

The Non-Qualified Contracts contain provisions that are intended to comply with these Internal Revenue Code requirements, although no regulations interpreting these requirements have yet been issued. We intend to review such provisions and modify them if necessary to assure that they comply with the applicable requirements when such requirements are clarified by regulation or otherwise.

Other rules may apply to Qualified Contracts under Section 401(a)(9) of the Internal Revenue Code.

FEDERAL DEFENSE OF MARRIAGE ACT

The right of a spouse to continue the Contract, and all Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The Federal Defense of Marriage Act currently does not recognize same-sex marriages, civil unions or domestic partnerships, even those that are permitted under individual state laws. Therefore, the spousal continuation provisions of this Contract will not be available to such partners or same-sex marriage or civil union spouses. Please consult a tax advisor for more information on this subject.

FEDERAL ESTATE TAXES

While no attempt is being made to discuss the federal estate tax implications of the contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

GENERATION-SKIPPING TRANSFER TAX

Under certain circumstances, the Internal Revenue Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the Internal Revenue Service.

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FEDERAL ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES

Beginning in 2013, the federal estate tax, gift tax and generation-skipping transfer (“GST”) tax exemptions and maximum rates are $5,000,000 indexed for inflation (currently $5,250,000) and 40%, respectively.

There is no guarantee that the transfer tax exemptions and maximum rates will remain the same in the future. The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

POSSIBLE TAX LAW CHANGES

Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation, regulation or otherwise. You should consult a tax adviser with respect to legal or regulatory developments and their effect on the Contract.

We have the right to modify the Contract to meet the requirements of any applicable laws or regulations, including legislative or regulatory changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive.

FOREIGN TAX CREDITS

We may benefit from any foreign tax credits attributable to taxes paid by certain funds to foreign jurisdictions to the extent permitted under federal tax law.

FOREIGN ACCOUNT TAX COMPLIANCE ACT (“FATCA”)

Beginning in 2014, the Company may be required to withhold at a rate of 30% under FATCA on certain distributions to foreign financial institutions and non-financial foreign entities holding accounts on behalf of and/or the assets of U.S. persons unless the foreign entities provide the Company with certain certifications regarding their status under FATCA on the applicable IRS forms. Prospective foreign entities are advised to consult with a competent tax adviser regarding the application of FATCA to their particular situation.

QUALIFIED INDIVIDUAL RETIREMENT ANNUITIES

Generally, you may purchase Qualified Contracts only in connection with a “rollover” of funds from another individual retirement annuity (IRA) or qualified plan. Qualified Contracts must contain special provisions and are subject to limitations on contributions and the timing of when distributions can and must be made pursuant to Section 401(a)(9) of the Internal Revenue Code. Tax penalties may apply to contributions greater than specified limits, loans, reassignments, distributions that do not meet specified requirements, or in other circumstances. No additional Premium Payments to your Qualified Contract will be accepted unless the additional premium is funded by another qualified plan. The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with law. Anyone desiring to purchase a Qualified Contract should consult a personal tax adviser.

Access To Your Money

The value of your Contract can be accessed during the Accumulation Phase:

•	By making a full or partial withdrawal.

•	By electing an Annuity Payment Option.

•	By your Beneficiary in the form of a Death Benefit.

Full and Partial Withdrawals

You may withdraw all or part of your money at any time during the Accumulation Phase of your Contract without a Company charge, provided the Annuitant or Joint Annuitant is still living. All partial withdrawals must be for at least $250.

On the date the Company receives your request for a full withdrawal, the amount payable is the Accumulated Value.

On the date the Company receives your request for a partial withdrawal, the Accumulated Value will be reduced by the amount of the partial withdrawal.

Because you assume the investment risk under the Contract, the total amount paid upon a full withdrawal of the Contract may be more or less than the total Premium Payments made (taking prior withdrawals into account).

To make a withdrawal, you may establish the telephone privilege by completing the appropriate section of the Client Information Form, or by sending a letter authorizing the Company to take instructions by telephone. See Telephone and Online Privilege, page 21. Withdrawals are not currently permitted to be requested online. You may send a written request to make a withdrawal to Vanguard Annuity and Insurance Services. Your telephone or written request should include your Contract number, the amount you wish to withdraw, how you want that amount allocated among the various Subaccounts, the signature of all Contract Owners, and your federal (and state, if applicable) tax withholding election. In the absence of specific directions from the Contract Owner, all deductions will be made from all funded Subaccounts on a pro rata basis.

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Systematic Withdrawals

You may elect to have a specified dollar amount or a percentage of the balance withdrawn from your Contract’s Accumulated Value on a monthly, quarterly, semi-annual, or annual basis. The Company requires a Contract balance of at least $10,000 and a Subaccount balance of at least $1,000 in order to establish the systematic withdrawal program for your Contract. (See the Minimum Balance Requirements section below for additional information.) Withdrawals may be requested via check or electronic funds transfer. All check withdrawals must be for at least $250; a Systematic Withdrawal may be established via electronic fund transfer for at least $50. In the absence of specific directions from the Contract Owner, all deductions will be made from all funded Subaccounts on a pro rata basis.

You may elect this option by completing a Variable Annuity Electronic Bank Transfer Form. The Form must be signed by all Contract Owners and must be signature-guaranteed if you are directing the withdrawal payments to an address other than the Contract address.

The Company must receive your Form at least 30 days before the date you want systematic withdrawals to begin. The Company will process each Systematic Withdrawal on the date and at the frequency you specified in your Electronic Bank Transfer Service Form.

You may change the amount to be withdrawn and the percentage, the frequency of distributions, or cancel this option by telephone. Any other changes you make, including a change in the destination of the check must be made in writing, and should include signatures of all Contract Owners.

Minimum Balance Requirements

The required minimum balance in any Subaccount is $1,000. If an exchange or withdrawal (but not solely negative investment performance) would reduce the balance in a Subaccount to less than $1,000, the Company will transfer the remaining balance to the other Subaccounts under the Contract on a pro rata basis. If the entire value of the Contract falls below $1,000, the Company may notify you that the Accumulated Value of your Contract is below the minimum balance requirement. In that case, you will be given 60 days to make an additional Premium Payment before your Contract is liquidated. The Company would then promptly pay proceeds to the Contract Owner. The proceeds would be taxed as a withdrawal from the Contract. Full withdrawal will result in an automatic termination of the Contract.

Payment of Full or Partial Withdrawal Proceeds

The Company will pay cash withdrawals within seven days after receipt of your telephone or written request for withdrawal except in one of the following situations, in which the Company may delay the payment beyond seven days:

•	The New York Stock Exchange is closed on a day that is not a weekend or a holiday, or trading on the New York Stock Exchange is otherwise restricted.

•	An emergency exists as defined by the SEC, or the SEC requires that trading be restricted.

•	The SEC permits a delay for your protection as a Contract Owner.

•	The payment is derived from premiums paid by check, in which case the Company may delay payment until the check has cleared your bank, which may take up to ten calendar days.

T A X A T I O N  O F

Withdrawals

For important information on the tax consequences of withdrawals, see Taxation of Full and Partial Withdrawals, page 24, and Penalty Taxes on Certain Early Withdrawals, page 25.

Tax Withholding on Withdrawals

If you do not provide the Company with a telephone or written request not to have federal income taxes withheld when you request a full, partial or systematic withdrawal, federal tax law requires the Company to withhold federal income taxes from the taxable portion of any withdrawal and send that amount to the federal government. In that case, we will withhold at a rate of 10%. State income tax withholding may also be required.

Performance

Standardized Performance

From time to time, the Company may advertise the yield and total return investment performance of a Subaccount for various periods, including quarter-to-date, year-to-date, one-year, five-year, and since inception. The Company will calculate advertised yields and total returns according to standardized methods prescribed by the SEC, so that all charges and expenses attributable to the Contract will be included. Including these fees has the effect of decreasing the advertised performance of a Subaccount, so that a Subaccount’s investment performance will not be directly comparable to that of an ordinary mutual fund.

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Non-Standardized Performance

The Company may also advertise total return or other performance data in non-standardized formats that do not reflect the Annual Contract Maintenance Fee.

Not Indications of Future Performance

The performance measures discussed above are not intended to indicate or predict future performance.

Statement of Additional Information

Please refer to the Statement of Additional Information for a description of the method used to calculate a Subaccount’s yield and total return and a list of the indices and other benchmarks used in evaluating a Subaccount’s performance.

Death Benefit

In General

If the Annuitant dies during the Accumulation Phase, the Beneficiary will receive the Death Benefit. The Death Benefit is the then-current Accumulated Value of the Contract on the date the Company receives Due Proof of Death and all Company forms, fully completed. However, for an additional charge, there is an optional Death Benefit Rider that can be selected by the Owner at the time of purchase. Please note, we may be required to remit the death benefit proceeds to a state prior to receiving Due Proof of Death (See Abandoned or Unclaimed Property, page 40).

For contract owners who purchased the contract on or after October 19, 2011:

Return of Premium Death Benefit Rider—This option is only available to Annuitants age 75 or younger at the time of Contract purchase. There is an additional annual charge of 0.20% (to be assessed 0.05% per quarter). With this option, the Death Benefit will be the greater of:

•	The Accumulated Value of the Contract as of the date the Company receives Due Proof of Death and all Company forms, fully completed; or

•	The sum of all Premium Payments; less any Adjusted Partial Withdrawals and Premium Taxes, if any (see Adjusted Partial Withdrawal, page 31).

For contract owners who purchased the contract between October 30, 2010 and October 18, 2011:

Return of Premium Death Benefit Rider—This option is only available to Annuitants age 75 or younger at the time of Contract purchase. There is an additional annual charge of 0.05% (to be assessed 0.0125% per quarter). The additional annual charge will only be assessed for a period of 10 years from the Contract Date. With this option, the Death Benefit will be the greater of:

•	The Accumulated Value of the Contract as of the date the Company receives Due Proof of Death and all Company forms, fully completed; or

•	The sum of all Premium Payments; less any Adjusted Partial Withdrawals and Premium Taxes, if any.

For contract owners who purchased the contract prior to October 30, 2010:

1) Return of Premium Death Benefit Rider—This option was only available to Annuitants age 75 or younger at the time of Contract purchase. There is an additional annual charge of 0.05% (to be assessed 0.0125% per quarter). The additional annual charge will only be assessed for a period of 10 years from the Contract Date. With this option, the Death Benefit will be the greater of:

•	The Accumulated Value of the Contract as of the date the Company receives Due Proof of Death and all Company forms, fully completed; or

•	the sum of all Premium Payments; less any Adjusted Partial Withdrawals and Premium Taxes, if any.

2) Annual Step-Up Death Benefit Rider—This option was only available to Annuitants age 69 or younger at the time of Contract purchase. There is an additional annual charge of 0.12% (to be assessed 0.03% per quarter). The additional annual charge will only be assessed until the Annuitant’s 80th birthday. With this option, the Death Benefit will be the greatest of:

•	The Accumulated Value of the Contract as of the date the Company receives Due Proof of Death and all Company forms, fully completed.

•	the sum of all Premium Payments, less any Adjusted Partial Withdrawals and Premium Taxes, if any; or

•

the highest Accumulated Value on any Contract Anniversary Date on or after the date the Rider is added to the Contract and until the Annuitant reaches age 80, plus any subsequent Premium Payment received by the Company after such Contract Anniversary Date less any Adjusted Partial Withdrawals and Premium Taxes, if any.

If you elect the Return of Premium Death Benefit Rider you may cancel this rider by contacting Vanguard Annuity and Insurance Services. Please note that if you cancel the rider, you will not be allowed to elect the additional death benefit

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rider in the future. Once the rider is cancelled, the Beneficiary will receive the Death Benefit upon the death of the annuitant. The Death Benefit is the then-current Accumulated Value of the Contract on the date the Company receives Due Proof of Death and all Company forms, fully completed.

Federal tax law generally requires that if a Contract Owner is a natural person and dies before the Income Date, then the entire value of the Contract must be distributed within five years of the date of death of the Contract Owner. If the Contract Owner is not a natural person, the death of the primary Annuitant triggers the same distribution requirement. Special rules may apply to a surviving spouse.

A  W O R D  A B O U T

Adjusted Partial Withdrawal

When a Partial Withdrawal is taken from a Contract with the Death Benefit Rider, the Death Benefit will be reduced by an amount called the Adjusted Partial Withdrawal. It is equal to the Partial Withdrawal amount multiplied by an adjustment factor. The adjustment factor is equal to the amount of the Death Benefit prior to the Partial Withdrawal divided by the Accumulated Value prior to the Partial Withdrawal. Under certain circumstances, the Adjusted Partial Withdrawal amount deducted from the Death Benefit may be more than the dollar amount of the Partial Withdrawal. This will generally be the case if the Death Benefit amount exceeds the Accumulated Value at the time of the Partial Withdrawal.

The formula for the adjusted partial withdrawal is equal to (1) multiplied by (2) divided by (3), where:

(1) is the amount of the partial withdrawal

(2) is the value of the current guaranteed minimum death benefit immediately prior to the gross partial surrender;

(3) is the accumulated value immediately prior to the partial withdrawal.

Appendix B contains a more detailed description of the Adjusted Partial Withdrawal and provides examples of how it is calculated.

Death of the Annuitant During the Accumulation Phase

If the Annuitant dies during the Accumulation Phase, the Beneficiary will be entitled to the Death Benefit. The Death Benefit will be calculated on the date the Company receives Due Proof of Death and all Company forms, fully completed from all beneficiaries. Each Beneficiary can choose to receive the amount payable in a lump-sum cash benefit or under one of the Annuity Payment Options.

Death of the Annuitant During the Income Phase

The Death Benefit, if any, payable if the Annuitant dies during the Income Phase depends on the Annuity Payment Option selected. Upon the Annuitant’s death, the Company will pay the Death Benefit, if any, to the Beneficiary under the Annuity Payment Option in effect. For instance, if the Life Annuity With Period Certain option has been elected, and if the Annuitant dies during the Income Phase, then any unpaid payments certain will be paid to the Beneficiary.

D E F I N I T I O N

Due Proof of Death

When the term “Due Proof of Death” is used in this prospectus we mean any of the following:

•      A certified death certificate showing the manner of death

•      A certified decree of a court of competent jurisdiction as to the finding of death

•      A written statement by a medical doctor who attended the deceased

•      Any other proof satisfactory to the Company

A  W O R D  A B O U T

Joint Annuitants

The Contract permits you as Contract Owner to name a Joint Annuitant. This can have different effects depending on whether the Contract is in the Accumulation Phase or the Income Phase.

During the Accumulation Phase, the Death Benefit is payable only after the death of both the Annuitant and the Joint Annuitant, subject to any limitations imposed by federal tax law.

During the Income Phase, it will not matter that you have named a Joint Annuitant unless you have chosen an Annuity Payment Option, such as the Joint and Last Survivor Annuity option, that pays over the life of more than one person. Therefore, if you have chosen an Annuity Payment Option that provides income over the life of someone other than the person named as Joint Annuitant, the Joint Annuitant’s death during the Income Phase will have no effect on the benefits due under the Contract.

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Designation of a Beneficiary

The Contract Owner may select one or more Beneficiaries for the Annuitant and name them on the Client Information Form. Thereafter, while the Annuitant or Joint Annuitant is living, the Contract Owner may change the Beneficiary by written notice. The change will take effect as of the date the Contract Owner signs the notice, but it will not affect any payment made or any other action taken before the Company acknowledges the notice. The Contract Owner may also make the designation of Beneficiary irrevocable by sending written notice to the Company and obtaining approval from the Company. Changes in the Beneficiary may then be made only with the consent of the designated irrevocable Beneficiary. In the event the Contract Owner and the Annuitant are different, the Contract Owner may also name an Owner’s Designated Beneficiary. The Owner’s Designated Beneficiary may assume ownership of the Contract upon the Contract Owner’s death subject to any restrictions required under federal tax law. See Death of Contract Owner During the Accumulation Phase, page 32. The Owner’s Designated Beneficiary may be added or changed only in writing.

If the Annuitant dies during the Accumulation Period, the following will apply unless the Contract Owner has made other provisions:

•	If there is more than one Beneficiary, each will share in the Death Benefit equally.

•	If one or more Beneficiaries have already died, the Company will pay that share of the Death Benefit equally to the survivor(s).

•	If no Beneficiary is living, the Company will pay the proceeds to the Contract Owner.

•	If no Beneficiary is named, the Company will pay the proceeds to the estate.

•

If a Beneficiary dies at the same time as the Annuitant, the Company will pay the proceeds as though the Beneficiary had died first. If a Beneficiary dies within 15 days after the Annuitant’s death and before the Company receives due proof of the Annuitant’s death, the Company will pay proceeds as though the Beneficiary had died first.

If a Beneficiary who is receiving Annuity Payments dies, the Company will pay any remaining Payments Certain to that Beneficiary’s named Beneficiary(ies) when due. If no Beneficiary survives the Annuitant, the right to any amount payable will pass to the Contract Owner. If the Contract Owner is not living at this time, this right will pass to his or her estate.

Death of the Contract Owner

Death of the Contract Owner During the Accumulation Phase. With two exceptions, federal tax law requires that when either the Contract Owner or the Joint Owner (if any) dies during the Accumulation Phase, the Company must pay out the entire value of the Contract within five years of the date of death. Since the death of a Contract Owner does not trigger the payment of the Death Benefit, the value of the Contract in this instance will be the Accumulated Value only. First exception: If the entire value is to be distributed to the Owner’s Designated Beneficiary, he or she may elect to have it paid under an Annuity Payment Option over his or her life or over a period certain no longer than his or her life expectancy as long as the payments begin within one year of the Contract Owner’s death. Second exception: If the Owner’s Designated Beneficiary is the spouse of the Contract Owner (or Joint Owner), the spouse may elect to continue the Contract in his or her name as Contract Owner indefinitely and to continue deferring tax on the accrued and future income under the Contract. (“Owner’s Designated Beneficiary” means the natural person or entity whom the Contract Owner names as a beneficiary and who becomes the Contract Owner upon the Contract Owner’s death.) If the Contract Owner and the Annuitant are the same person, then upon that person’s death the Beneficiary is entitled to the Death Benefit under certain distribution options. In this regard, see Death of the Annuitant During the Accumulation Phase, page 31.

Death of the Contract Owner During the Income Phase. Federal tax law requires that when either the Contract Owner or the Joint Owner (if any) dies during the Income Phase, the Company must pay the remaining portions of the value of the Contract at least as rapidly as under the method of distribution being used on the date of death.

Non-Natural Person as Contract Owner. Where the Contract Owner is not a natural person (for example, is a corporation), the death of the “primary Annuitant” is treated as the death of the Contract Owner for purposes of federal tax law. (The Internal Revenue Code defines a “primary Annuitant” as the individual who is of primary importance in affecting the timing or the amount of payout under the Contract.) In addition, where the Contract Owner is not a natural person, a change in the identity of the “primary Annuitant” is also treated as the death of the Contract Owner for purposes of federal tax law.

Payment of Lump-Sum Death Benefits

The Company will pay lump-sum Death Benefits within seven days after the election to take a lump sum becomes effective except in one of the following situations, in which the Company may delay the payment beyond seven days:

•	The New York Stock Exchange is closed on a day that is not a weekend or a holiday, or trading on the New York Stock Exchange is otherwise restricted.

•	An emergency exists as defined by the SEC, or the SEC requires that trading be restricted.

•	The SEC permits a delay for your protection as a Contract Owner.

•	The payment is derived from premiums paid by check, in which case the Company may delay payment until the check has cleared your bank, which may take up to ten calendar days.

•	Elections are not received from all Beneficiaries.

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Please note, the death benefit terminates upon annuitization and there is a maximum annuity commencement date.

Additional Features

GLWB Rider

You may elect the following optional rider under the Contract that offers a guaranteed lifetime withdrawal benefit. This rider is available during the accumulation phase, and the benefit under the rider only applies to Accumulated Value invested in certain designated investments. The tax rules for qualified contracts may limit the value of this rider. You should consult with a qualified tax professional before electing the GLWB Rider for a qualified Contract. If you elect to add this rider after your Contract has been issued, your rider will take effect on the Contract’s next “quarterversary”.

GLWB Rider–Base Benefit

Under this rider, you can receive up to the maximum annual withdrawal amount each rider year (first as withdrawals from your Accumulated Value and later, if necessary, as payments from the Company), starting with the rider year immediately following the annuitant’s 59th birthday and lasting until the annuitant’s death (unless your total withdrawal base is reduced to zero because of “excess withdrawals”; see Total Withdrawal Base Adjustments, page 35). A rider year begins on the rider date (the date the rider becomes effective) and on each anniversary thereafter. All withdrawals before the annuitant is age 59 are excess withdrawals. If the joint life option is elected, then for all purposes under the rider, age is determined by the age of the younger of the annuitant and the annuitant’s spouse. A penalty tax may be assessed on amounts withdrawn from the contract before the owner reaches age 59  1/2.

Please note:

•

You will begin paying the rider fee as of the date the rider takes effect (“rider date”), even if you do not begin taking withdrawals for many years, or ever. (The rider fee may change over time. Any change in the rider fee will apply to new premium payments and transfers to the designated investments.) The Company will not refund the charges you have paid under the rider if you never choose to take withdrawals and/or if you never receive any payments under the rider.

•

This rider has been designed for you to take withdrawals from the designated investments each rider year that are less than or equal to the maximum annual withdrawal amount. You should not purchase this rider if you plan to take withdrawals from the designated investments in excess of the maximum annual withdrawal amount, because such excess withdrawals may significantly reduce or eliminate the benefit provided by the rider.

•

The longer you wait to start making withdrawals under the rider, the less time you have to benefit from the guarantee because of decreasing life expectancy as you age. On the other hand, the longer you wait to begin making withdrawals, the higher your withdrawal percentage may be (within limits) and the more opportunities you will have to lock in a higher total withdrawal base. You should carefully consider when to begin making withdrawals. There is a risk that you will not begin making withdrawals at the most financially beneficial time for you.

•

Because the guaranteed lifetime withdrawal benefit under this rider is accessed through regular withdrawals that do not exceed the maximum annual withdrawal amount, the rider may not be appropriate for you if you do not foresee a need for liquidity and your primary objective is to take maximum advantage of the tax deferral aspect of the contract.

•

Only Accumulated Value allocated to a limited number of specified funds (see Designated Investments, page 36) will be covered by this rider. You should determine whether these limitations are suited for your financial needs and risk tolerance.

•

Cumulative withdrawals from the designated investments in any rider year that are in excess of the maximum annual withdrawal amount are excess withdrawals. Any withdrawals before age 59 are excess withdrawals.

•	An excess withdrawal may reduce the maximum annual withdrawal amount and the total withdrawal base on greater than a dollar-for-dollar basis.

•	Transfers from designated investments to non-designated investments are considered withdrawals under the rider.

•

Upon the death of the annuitant, this rider terminates and there are no more additional guaranteed withdrawals. If the rider joint life option is elected, however, then this rider terminates and there are no further guaranteed withdrawals upon the death of the surviving spouse. Under the joint life option, the benefit applies only to the person who is the annuitant’s spouse on the rider date; this benefit does not apply to a person who becomes the annuitant’s spouse after the rider date. Under both the single life and joint life options available under this rider, the rider will terminate on the death of the owner if the owner is not an annuitant.

Like all withdrawals, withdrawals under this benefit also:

•	reduce your Accumulated Value;

•	reduce your death benefit and other benefits;

•	may be subject to income taxes and federal tax penalties; and

•	may be limited or restricted under certain qualified contracts.

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Maximum Annual Withdrawal Amount. You can withdraw from the designated investments up to the maximum annual withdrawal amount (after age 59) in any rider year without causing an excess withdrawal. (See Total Withdrawal Base Adjustments, page 35.)

The maximum annual withdrawal amount is zero if the annuitant (or youngest annuitant for a joint life rider) is not 59 years old on the rider date and remains zero until the first day of the rider year after the youngest annuitant’s 59th birthday. If the youngest annuitant is at least 59 years old on the rider date, then the maximum annual withdrawal amount is equal to the total withdrawal base multiplied by the withdrawal percentage (see page 35).

For qualified contracts: The maximum annual withdrawal amount is equal to the greater of:

(1)	the maximum annual withdrawal amount described above; or

(2)	after the first rider anniversary, an amount equal to a required minimum distribution amount attributable to the Accumulated Value in the designated investments using the annuitant’s age. The required minimum distribution may be used only if all of the following are true:

•	the Contract to which the rider is attached is a tax-qualified contract for which IRS required minimum distributions are required,

•	the required minimum distributions do not start before the annuitant’s attained age 70 1/2,

•	the required minimum distributions are based on either the Uniform Lifetime table or the Joint Life and Last Survivor Expectancy table,

•

the required minimum distributions are based on the age of the living annuitant (or the annuitant’s spouse, if the joint life option is elected and the annuitant is deceased). The required minimum distributions cannot be based on the age of someone who is deceased,

•	the required minimum distributions are based only on the contract to which this rider is attached, and

•	the required minimum distributions are only for the current calendar year. Amounts carried over from past calendar years are not considered.

If any of the above are not true, then (2) above is equal to zero and the required minimum distribution is not available as a maximum annual withdrawal amount. An amount in addition to the amount described in (2) above may need to be taken to satisfy required minimum distributions if your required minimum distribution is calculated differently. Please consult with your tax advisor before electing this rider for a qualified contract. Such additional withdrawal amount will be considered an excess withdrawal (as described under “Total Withdrawal Base Adjustments”, below).

Once your Accumulated Value in the designated investments reaches zero, you will be eligible to receive benefit payments. Furthermore, any subsequent premium payments or transfers to the designated investments will not be considered for purposes of GLWB rider benefits. To receive withdrawals guaranteed by this rider after the Accumulated Value of your designated investments reaches zero (i.e., benefit payments), you must select the frequency of benefit payments. Once selected, the amount and frequency of benefit payments after your Accumulated Value reaches zero cannot be changed. Benefit payments after the Accumulated Value reaches zero are subject to the Company’s claims paying ability.

Please note:

•

If the rider is added before the youngest annuitant’s 59th birthday, then you will be charged a rider fee even though the maximum annual withdrawal amount is zero until the beginning of the rider year after the youngest annuitant’s 59th birthday.

•

You cannot carry over any portion of your maximum annual withdrawal amount that is not withdrawn during a rider year for withdrawal in a future rider year. This means that if you do not take the full maximum annual withdrawal amount during a rider year, you cannot take more than the maximum annual withdrawal amount in the next rider year and maintain the rider’s guarantees.

•	Excess withdrawals may cause you to lose the benefit of the rider.

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Withdrawal Percentage for contract owners who purchased the GLWB Rider on or after May 1, 2013.

A withdrawal percentage is used to calculate the maximum annual withdrawal amount. The withdrawal percentage is determined by the age of the annuitant (or the annuitant’s spouse if younger and the joint life option is elected) at the time of the first withdrawal taken on or after the rider anniversary immediately following the 59th birthday of the annuitant (or the annuitant’s spouse if younger and the joint life option is elected). The following withdrawal percentages currently apply under the single life and the joint life options of the rider:

Attained Age at Time of First Withdrawal	Withdrawal Percentage
	Single Life	Joint Life
0-58	0.0%	0.0%
59-64	4.0%	3.5%
65-69	5.0%	4.5%
70-79	5.0%	4.5%
80+	6.0%	5.5%

Withdrawal Percentage for contract owners who purchased the GLWB Rider prior to May 1, 2013.

A withdrawal percentage is used to calculate the maximum annual withdrawal amount. The withdrawal percentage is determined by the age of the annuitant (or the annuitant’s spouse if younger and the joint life option is elected) at the time of the first withdrawal taken on or after the rider anniversary immediately following the 59th birthday of the annuitant (or the annuitant’s spouse if younger and the joint life option is elected). The following withdrawal percentages currently apply under the single life and the joint life options of the rider:

Attained Age at Time of First Withdrawal	Withdrawal Percentage
	Single Life	Joint Life
0-58	0.0%	0.0%
59-64	4.5%	4.0%
65-69	5.0%	4.5%
70-79	5.5%	5.0%
80+	6.5%	6.0%

Please note:

Once established, the withdrawal percentage will not increase even though the annuitant’s age increases.

Total Withdrawal Base. A total withdrawal base is used to calculate the maximum annual withdrawal amount and rider fee. The total withdrawal base on the rider date is the Accumulated Value in the designated investments. During any rider year, the total withdrawal base is equal to the total withdrawal base on the rider date or most recent rider anniversary, plus subsequent premium payments allocated to (and transfers from non-designated investments into) designated investments (up to a maximum of $2.5 million in total premium payments and transfers into designated investments), less subsequent total withdrawal base adjustments. On each rider anniversary, the total withdrawal base will be set to the greater of:

•	the current total withdrawal base; or

•	the accumulated value in the designated investments on the rider anniversary.

Please note:

•

The total withdrawal base is determined solely to calculate the maximum annual withdrawal amount. Your total withdrawal base is not an Accumulated Value, a surrender value, or a death benefit. It is not available for withdrawal, it is not a minimum return for any subaccount, and it is not a guarantee of Accumulated Value.

•

Because the total withdrawal base is generally equal to the Accumulated Value in the designated investments on the rider date, the maximum annual withdrawal amount may be lower if you delay electing the rider and the Accumulated Value in the designated investments decreases before you elect the rider.

Total Withdrawal Base Adjustments. Cumulative gross partial withdrawals up to the maximum annual withdrawal amount from one or more designated investments in any rider year will not reduce the total withdrawal base. Cumulative gross partial withdrawals in excess of the maximum annual withdrawal amount (“excess withdrawals”) from one or more designated investments in any rider year, and transfers from a designated investment to a non-designated investment, will reduce the total withdrawal base, however, by the greater of the dollar amount of the excess withdrawal or a pro rata amount (that is in proportion to the reduction in the Accumulated Value in the designated investments), possibly to zero. Total withdrawal base adjustments occur immediately following excess withdrawals. See Appendix C—Vanguard GLWB Rider—Adjusted Partial Withdrawals for examples showing the effect of hypothetical withdrawals in more detail, including an excess withdrawal that reduces the total withdrawal base by a pro rata amount (i.e., by more than the amount withdrawn). Excess withdrawals may eliminate the benefit provided by this rider. The effect of an excess withdrawal is amplified if the Accumulated Value in the designated investments is less than the total withdrawal base.

Example. Assume you are the owner and annuitant and you make a single premium payment of $100,000 into the designated investments when you are 56 years old. Further assume that you do not make any additional withdrawals or

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premium payments, no step-ups occurred, but that after ten years your Accumulated Value in the designated investments has declined to $90,000 solely because of negative investment performance. You could withdraw from the designated investments up to $5,000, which is the applicable current withdrawal percentage of 5% multiplied by the total withdrawal base of $100,000, each rider year for the rest of your life (assuming that you take your first withdrawal when you are age 66, that you do not withdraw more than the maximum annual withdrawal amount from the designated investments in any one year and your total withdrawal base doesn’t increase in the future).

Of course, you can always withdraw, at your discretion, an amount up to your Accumulated Value pursuant to your rights under the contract.

Example continued. Assume the same facts as above, but you withdraw $7,000 when you are 66 years old. That excess withdrawal will reduce your total withdrawal base and, consequently, reduce your future maximum annual withdrawal amount from $5,000 to $4,882.35.

See Appendix C—GLWB Rider—Adjusted Partial Withdrawals for examples showing the effect of hypothetical withdrawals in more detail.

Designated Investments. The rider benefit applies ONLY to Accumulated Value in the following designated investments:

•	the Conservative Allocation Portfolio

•	the Moderate Allocation Portfolio

•	the Balanced Portfolio

Please note:

•

You may transfer amounts among the designated and non-designated investments (subject to the terms and conditions of the Contract and this rider). Transfers from designated to non-designated investments are considered withdrawals for purposes of this rider. We reserve the right to restrict new premium payments and transfers into the designated investments.

•

A designated investment may be un-designated at any time. If a designated investment is un-designated, then a Contract owner will be given the option to reallocate the value in the un-designated investment to a designated investment. Any amount not so reallocated will be treated as a withdrawal under this rider.

•

The rider benefit only applies to the Accumulated Value in the designated investments. The designated investments are designed to help manage the Company’s risk and support the guarantees under the rider (through, in part, a decrease in equity exposure and volatility) which may lessen the likelihood that the Company might have to make payments.

GLWB Rider–Joint Life Option

If you elect this rider, you can also elect to continue the benefits of the rider until the later of the death of the annuitant or the annuitant’s spouse. This allows the maximum annual withdrawal amount to be withdrawn until the later of the death of the annuitant or, if the annuitant’s spouse continues the contract, the annuitant’s spouse.

Please note that under this option:

•	The annuitant’s spouse (i.e., a married man or woman as of the rider date) must be the joint annuitant.

•

In the case of spousal joint owners, upon the death of the first annuitant, the surviving spouse may elect to continue the contract and rider. The rider continues until the death of the surviving spouse.

•

If, at the time of the annuitant’s death, the spouse cannot continue to keep the contract in effect under the tax code (e.g. because of a change in marital status), then the rider will terminate and no additional withdrawals under the rider are permitted.

•	The annuitant’s spouse for purposes of this rider cannot be changed.

•	The rider withdrawal percentage is based on the age of the younger of the annuitant and annuitant’s spouse.

GLWB Rider Fee

If you elect this rider, a rider fee will be deducted on the rider date, and on each rider quarter thereafter, before annuitization. The currently deducted rider fee corresponds to an annual rate of the current rider fee of 1.20% (0.95% for the portion of the Total Withdrawal Base attributable to premium payments and transfers into designated investments prior to May 1, 2013) for the single or joint life option of the total withdrawal base for contract owners who purchase the rider on or after May 1, 2013. Rider fees are deducted from each designated investment in proportion to the amount of Accumulated Value in each designated investment and do not impact your maximum annual withdrawal amount.

The rider fee percentage applicable to your rider will not change unless an additional premium payment is allocated to (or a transfer is made into) the designated investments and the rider fee percentage has changed since your rider was issued. Only the proportional increase in the total withdrawal base attributable to such additional premiums (or transfers)

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will be subject to the new rider fee percentage. Thereafter, the rider fee percentage will be adjusted to reflect the weighted average of the rider fee percentage and the rider fee percentage associated with any additional premium payments allocated to (and/or transfers into) the designated investments.

The adjusted (or “blended”) rider fee percentage will equal the sum of A and B, with the result divided by C, where:

A = the current total withdrawal base before the premium addition multiplied by your rider’s rider fee percentage;

B = the amount of additional premium paid multiplied by the rider fee percentage for new premium additions; and

C = the total withdrawal base after adding the additional premium.

Example. Assume that you elect the joint life option under the rider and you make an initial premium payment of $100,000 on July 1. The rider fee on the initial premium is 1.20% of the total withdrawal base. Further assume that on October 1 of that same year, (i) the total withdrawal base (after step-ups) equals $150,000, (ii) you make an additional premium payment of $60,000, and (iii) the rider fee percentage on the additional premium is 1.30%. A new blended rider fee is calculated when the additional premium is paid. Your blended rider fee is 1.23% = [(150,000 x 1.20%) + (60,000 x 1.30%)] divided by (150,000 + 60,000). See Appendix D—GLWB Rider—Blended Rider Fee.

Please Note:

Because the rider fee is a percentage of your total withdrawal base on each rider quarter, the rider fee can be substantially more than that (same) percentage of your Accumulated Value in the designated investments if your total; withdrawal base is higher than your Accumulated Value in the designated investments.

GLWB Rider Issue Requirements

The Company will issue the GLWB Rider if:

•	the annuitant is not yet age 91 (or younger if required by state law);

•	the annuitant is also an owner (except in the case of non-natural owners);

•	there are no more than two owners; and

•	if the joint life option is elected, the annuitant’s spouse is the joint annuitant, and has not attained age 91 (or younger if required by state law).

Termination

The GLWB Rider will terminate upon the earliest of the following:

•

the beginning of the next rider quarter (i.e., each three-month period following the rider date) following the date Vanguard Annuity and Insurance Services receives written notice from you requesting termination of the GLWB Rider;

•	the death of the annuitant (or the death of the annuitant’s spouse, if the joint life option was elected and that spouse continued the contract as the surviving spouse);

•	the death of the owner if the owner is not an annuitant;

•	assignment of your contract;

•	a change in the owner of the contract without the Company’s approval;

•	a change to an annuitant (other than death); or

•	termination of your Contract.

Please note:

•

You must begin to receive guaranteed lifetime withdrawal benefit payments from your designated investments no later than the latest Income Date. If you do not elect to receive guaranteed lifetime withdrawal benefit payments from your designate investments before the latest Income Date, we will begin making monthly payments to you , based on your maximum annual withdrawal amount.

•	If this rider is terminated at your request, then you can elect any available guaranteed lifetime withdrawal benefit rider one year following that termination date.

The GLWB Rider may vary for certain contracts, may not be available for all contracts, and may not be available in all states. This disclosure explains the material features of the GLWB Rider. The application and operation of the rider are governed by the terms and conditions of the rider itself.

Other Information

Monumental Life Insurance Company (the “Company,” “We,” “Us,” “Our”)

Monumental Life Insurance Company is an Iowa stock life insurance company incorporated on March 5, 1858. It is engaged in the sale of life and health insurance and annuity policies. Monumental is a wholly-owned indirect subsidiary of Transamerica Corporation which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned

37

by AEGON N.V. of The Netherlands, the securities of which are publicly traded. AEGON N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business. Monumental is licensed in all states except New York, the District of Columbia, Guam and Puerto Rico.

All obligations arising under the policies, including the promise to make annuity payments, are general corporate obligations of the Company.

Financial Condition of the Company

Many financial services companies, including insurance companies, have been facing challenges in this unprecedented economic and market environment, and we are not immune to those challenges. It is important for you to understand the impact these events may have, not only on your Accumulated Value, but also on our ability to meet the guarantees under your Contract.

Assets in the Separate Account. You assume all of the investment risk for your Accumulated Value that is allocated to the Subaccounts of the Separate Account. Your Accumulated Value in those Subaccounts constitutes a portion of the assets of the Separate Account. These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct.

Assets in the General Account. Any guarantees under a Contract that exceed Accumulated value, such as those associated with any optional death benefits, are paid from our general account (and not the Separate Account). Therefore, any amounts that we may be obligated to pay under the Contract in excess of Accumulated Value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the Separate Account, however, are also available to cover the liabilities of our general account, but only to the extent that the Separate Account assets exceed the Separate Account liabilities arising under the Contracts supported by it.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our general account. In order to meet our claims-paying obligations, we monitor our reserves so that we hold sufficient amounts to cover actual or expected policy and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments.

How to Obtain More Information. We encourage both existing and prospective Contract Owners to read and understand our financial statements. We prepare our financial statements on a statutory basis. Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the Iowa Department of Commerce, Insurance Division – as well as the financial statements of the separate account – are located in the Statement of Additional Information (SAI). For a copy of the SAI, simply call or write us at the phone number or address of our Administrative and Service Office referenced in this prospectus. In addition, the SAI is available on the SEC’s website at http://www.sec.gov. Our financial strength ratings can be found on our website at vanguard.com.

Separate Account VA DD

Established by the Company on July 16, 1990, the Separate Account operates under Iowa law.

The Separate Account is a unit investment trust registered with the SEC under the Investment Company Act of 1940 (the “1940 Act”). Such registration does not signify that the SEC supervises the management or the investment practices or policies of the Separate Account.

The Company owns the assets of the Separate Account, and the obligations under the Contract are obligations of the Company. These assets are held separately from the other assets of the Company and are not chargeable with liabilities incurred in any other business operation of the Company (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). The Company will always keep assets in the Separate Account with a value at least equal to the total Accumulated Value under the Contracts. Income, gains, and losses incurred on the assets in the Separate Account, whether or not realized, are credited to or charged against the Separate Account without regard to other income, gains, or losses of the Company. Therefore, the investment performance of the Separate Account is entirely independent of the investment performance of the Company’s general account assets or any other separate account the Company maintains.

The Separate Account has various Subaccounts, each of which invests solely in a corresponding Portfolio of the Fund. Additional Subaccounts may be established at the Company’s discretion. The Separate Account meets the definition of a “separate account” under Rule 0-1(e)(1) of the 1940 Act.

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Contract Owner (“You,” “Your”)

The Contract Owner is the person or persons designated as the Contract Owner in the Client Information Form to participate in the Contract. The term shall also include any person named as Joint Owner. A Joint Owner shares ownership in all respects with the Owner. The Owner has the right to assign ownership to a person or party other than himself.

Payee

The Payee is the Contract Owner, Annuitant, Beneficiary, or any other person, estate, or legal entity to whom benefits are to be paid.

Free Look Period

The Contract provides for a Free Look Period of at least 10 days after the Contract Owner receives the Contract (20 or more days in some instances as specified in your Contract) plus 5 days for mailing. The Contract Owner may cancel the Contract during the Free Look Period by returning it to Vanguard Annuity and Insurance Services, P.O. Box 1105, Valley Forge, PA 19482-1105. Upon cancellation, the Contract is treated as void from the Contract Date.

Withdrawals are currently permitted during the Free Look Period.

Administrative Services

Vanguard, Vanguard Annuity and Insurance Services, 455 Devon Park Drive, Wayne, PA 19087-1815, serves as Third Party Administrator of the contracts under an Administrative Services agreement with the Company.

Distributor of the Contracts

We have entered into a distribution arrangement with Vanguard, through its wholly owned subsidiary, Vanguard Marketing Corporation, which is the principal distributor of the Contract. In addition we and/or our affiliates paid Vanguard $500,000 in 2012 to assist with marketing expenses. During the fiscal year ended December 31, 2012, the Balanced Portfolio, Capital Growth Portfolio, Diversified Value Portfolio, Equity Income Portfolio, Equity Index Portfolio, Growth Portfolio, High Yield Bond Portfolio, International Portfolio, Mid-Cap Index Portfolio, REIT Index Portfolio, Short-Term Investment-Grade Portfolio, Small Company Growth Portfolio, and Total Bond Market Index Portfolio incurred distribution and marketing expenses representing 0.02% of each Portfolio’s average net assets; the Money Market Portfolio incurred distribution and marketing expenses representing 0.03% of the Portfolio’s average net assets. No Portfolio shall incur annual marketing and distribution expenses in excess of 0.20 of 1% of its average month-end net assets. The Conservative Allocation Portfolio, Moderate Allocation Portfolio, and Total Stock Market Index Portfolio pay no direct expenses; the Portfolios, as a shareholder of the underlying Vanguard funds, will indirectly bear the costs associated with operating those funds.

A complete description of the services provided by Vanguard Marketing Corporation is found in the “Management of the Fund” section in the fund’s Statement of Additional Information. The principal business address for Vanguard is 455 Devon Park Drive, Wayne, PA 19087-1815.

Voting Rights

The Fund does not hold regular meetings of shareholders. The trustees of the Fund may call special meetings of shareholders as the 1940 Act or other applicable law may require. To the extent required by law, the Company will vote the Portfolio shares held in the Separate Account at shareholder meetings of the Fund in accordance with instructions received from persons having voting interests in the corresponding Portfolio. The Company will vote Fund shares as to which no timely instructions are received and those shares held by the Company as to which Contract Owners have no beneficial interest in proportion to the voting instructions that are received with respect to all Contracts participating in that Portfolio. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

Prior to the Income Date, the Contract Owner holds a voting interest in each Portfolio to which the Accumulated Value is allocated. The number of votes which are available to a Contract Owner will be determined by dividing the Accumulated Value attributable to a Portfolio by the net asset value per share of the applicable Portfolio. After the Income Date, the person receiving Annuity Payments under any variable Annuity Payment Option has the voting interest. The number of votes after the Income Date will be determined by dividing the reserve for such Contract allocated to the Portfolio by the net asset value per share of the corresponding Portfolio. After the Income Date, the votes attributable to a Contract decrease as the reserves allocated to the Portfolio decrease. In determining the number of votes, fractional shares will be recognized.

The number of votes of the Portfolio that are available will be determined as of the date established by that Portfolio for determining shareholders eligible to vote at the meeting of the Fund. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established by the Fund. When we receive those instructions, we will vote all of the shares in proportion to those instructions. Accordingly, it is possible for a small number of Contract owners (assuming there is a quorum) to determine the outcome of a vote, especially if they have large Accumulated Values.

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Additions, Deletions, or Substitutions of Investments

The Company retains the right, subject to any applicable law, to make certain changes. The Company reserves the right to eliminate the shares of any of the Portfolios and to substitute shares of another Portfolio of the Fund or of another registered open-end management investment company, if the shares of the Portfolios are no longer available for investment or if, in the Company’s judgment, investment in any Portfolio would be inappropriate in view of the purposes of the Separate Account. To the extent the 1940 Act requires, substitutions of shares attributable to a Contract Owner’s interest in a Portfolio will not be made until SEC approval has been obtained and the Contract Owner has been notified of the change.

The Company may establish new Portfolios when marketing, tax, investment, or other conditions so warrant. The Company will make any new Portfolios available to existing Contract Owners on a basis the Company will determine. The Company may also eliminate one or more Portfolios if marketing, tax, investment, or other conditions so warrant.

In the event of any such substitution or change, the Company may, by appropriate endorsement, make whatever changes in the Contracts may be necessary or appropriate to reflect such substitution or change. Furthermore, if deemed to be in the best interests of persons having voting rights under the Contracts, the Company may operate the Separate Account as a management company under the 1940 Act or any other form permitted by law, may deregister the Separate Account under the 1940 Act in the event such registration is no longer required, or may combine the Separate Account with one or more other separate accounts.

Regulatory Modifications to Policy

We reserve the right to amend the policy or any riders attached thereto as necessary to comply with specific direction provided by state and federal regulators, through change of law, rule, regulation, bulletin, regulatory directives or agreements.

Certain Offers

We may pay you more than your current cash value for your voluntary participation in certain offers. We will notify you of the terms of any such offer.

Financial Statements

The audited statutory-basis financial statements and schedules of the Company and the audited financial statements of the subaccounts of the Separate Account which are available for investment by Vanguard Variable Annuity Contract Owners (as well as the Report of Independent Registered Public Accounting Firm on them) are contained in the Statement of Additional Information.

Independent Registered Public Accounting Firm

Ernst & Young LLP serves as Independent Registered Public Accounting Firm for the Company and the subaccounts of the Separate Account which are available for investment by Vanguard Variable Annuity Owners and audits their financial statements annually.

Abandoned or Unclaimed Property

Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity, life and other insurance policies) under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information and identifying information for owners, insureds, annuitants, beneficiaries and other payees. Such updates should be communicated in a form and manner satisfactory to us.

Legal Proceedings

We, like other life insurance companies, are subject to regulatory and legal proceedings, including class action lawsuits, in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate. In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the separate account or on our ability to meet our obligations under the policy.

We are currently being audited on behalf of multiple states’ treasury and controllers’ offices for compliance with laws and regulations concerning the identification, reporting and escheatment of unclaimed benefits or abandoned funds. The audits focus on insurance company processes and procedures for identifying unreported death claims, and their use of the Social Security Master Death File to identify deceased policy and contract holders. In addition, we are the subject of multiple state Insurance Department inquiries and market conduct examinations with a similar focus on the handling of unreported claims and abandoned property. The audits and related examination activity may result in additional

40

payments to beneficiaries, escheatment of funds deemed abandoned, administrative penalties and changes in our procedures for the identification of unreported claims and handling of escheatable property. We do not believe that any regulatory actions or agreements that result from these examinations will have a material adverse impact on the separate account or on our ability to meet our obligations under the policy. However, it is possible that the outcome of any such examination could have a material adverse impact on results of the Company’s operations in any particular reporting period as the proceedings are resolved. The Company estimates that the adverse financial impact may range from $0 to $75 million before tax

Table of Contents for the Vanguard Variable Annuity

Statement of Additional Information

Contents

The Contract

Computation of Variable Annuity

Income Payments

Exchanges

Joint Annuitant

General Matters

Non-Participating

Misstatement of Age or Sex

Assignment

Annuity Data

Annual Report

Incontestability

Ownership

Distribution of the Contract

Performance Information

Subaccount Inception Dates

Money Market Subaccount Yields

30-Day Yield for Non-Money

Market Subaccounts

Standardized Average Annual

Total Return

Additional Performance

Measures

Non-Standardized Cumulative

Total Return and Non-Standardized

Average Annual Total Return

Safekeeping of Account

Assets

Conflicts of Interest with

Other Separate Accounts

State Regulation of the

Company

Records and Reports

Independent Registered

Public Accounting Firm

Other Information

Financial Statements

41

Appendix A

CONDENSED FINANCIAL INFORMATION

The Accumulation Unit Values and the number of Accumulation Units outstanding for each Subaccount are as follows:

For the period January 1, 2003 through December 31, 2012

	Money Market	Short-Term Investment- Grade	Total Bond Market Index	High Yield Bond	Conservative Allocation Portfolio	Moderate Allocation Portfolio	Balanced	Equity Income
Accumulation unit value as of:
12/31/2003	1.630	12.892	23.231	15.262	—	—	35.471	29.131
12/31/2004	1.646	13.119	24.135	16.513	—	—	39.356	32.911
12/31/2005	1.693	13.374	24.640	16.917	—	—	41.918	34.171
12/31/2006	1.773	13.989	25.642	18.261	—	—	48.045	41.119
12/31/2007	1.861	14.788	27.332	18.562	—	—	51.906	42.856
12/31/2008	1.907	14.235	28.676	14.445	—	—	40.070	29.519
12/31/2009	1.913	16.160	30.290	19.997	—	—	49.101	34.368
12/31/2010	1.912	16.953	32.164	22.352	—	—	54.350	39.309
12/31/2011	1.910	17.244	34.523	23.831	20.428	20.458	56.195	43.216
12/31/2012	1.907	17.953	35.807	27.158	22.252	22.812	63.068	48.863
Number of units outstanding as of:
12/31/2003	418,859	22,495	20,899	14,778	—	—	20,537	11,735
12/31/2004	387,052	24,368	19,493	12,601	—	—	21,726	12,116
12/31/2005	416,197	24,449	21,045	11,547	—	—	23,523	12,394
12/31/2006	554,003	24,366	24,148	10,997	—	—	23,965	12,592
12/31/2007	683,712	26,268	30,255	10,584	—	—	24,553	11,959
12/31/2008	831,929	24,900	32,884	10,232	—	—	22,394	10,790
12/31/2009	498,421	42,643	38,239	12,524	—	—	21,802	9,719
12/31/2010	436,382	43,576	39,006	12,248	—	—	21,303	9,863
12/31/2011	417,731	46,613	41,027	12,431	485	566	21,103	10,528
12/31/2012	369,252	47,221	41,255	14,562	2,503	2,511	21,730	10,825
(Units are shown in thousands)

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For the period January 1, 2003 through December 31, 2012

	Diversified Value	Total Stock Mkt. Index	Equity Index	Mid-Cap Index	Growth	Capital Growth	Small Company Growth	International	REIT Index
Accumulation unit value as of:
12/31/2003	12.201	12.559	35.781	16.492	17.870	12.739	24.501	16.939	19.078
12/31/2004	14.653	14.093	39.528	19.783	19.109	14.940	28.165	20.168	24.824
12/31/2005	15.722	14.911	41.299	22.480	21.241	16.039	29.838	22.386	27.679
12/31/2006	18.633	17.175	47.643	25.495	21.583	17.850	32.786	29.553	37.236
12/31/2007	19.309	18.008	50.057	26.980	23.717	20.018	33.920	34.596	30.962
12/31/2008	12.293	11.260	31.475	15.651	14.728	13.898	20.470	19.000	19.372
12/31/2009	15.557	14.399	39.681	21.905	19.831	18.610	28.447	27.049	24.944
12/31/2010	16.959	16.814	45.465	27.382	22.109	20.982	37.379	31.209	31.897
12/31/2011	17.572	16.904	46.207	26.745	21.860	20.725	37.776	26.905	34.486
12/31/2012	20.411	19.606	53.377	30.884	25.812	23.862	43.183	32.228	40.388
Number of units outstanding as of:
12/31/2003	16,476	10,334	28,896	18,660	19,387	4,000	20,365	16,374	11,626
12/31/2004	23,564	16,523	27,571	19,779	17,187	9,427	19,702	20,581	12,601
12/31/2005	29,369	19,255	24,890	21,707	16,123	9,052	17,595	23,947	11,547
12/31/2006	26,914	21,518	22,231	20,394	14,113	11,243	16,407	27,348	11,653
12/31/2007	26,678	24,088	20,889	19,766	12,987	12,579	14,563	31,499	8,237
12/31/2008	22,252	26,354	19,810	17,685	11,818	13,538	38,239	26,146	8,724
12/31/2009	19,097	28,395	18,808	17,537	11,296	13,147	13,015	27,594	8,715
12/31/2010	17,989	30,630	17,644	17,756	10,275	12,206	13,139	26,087	9,300
12/31/2011	16,546	29,461	16,520	16,327	9,474	12,337	12,001	23,770	9,499
12/31/2012	15,928	29,376	15,680	14,810	10,074	10,151	10,804	21,903	10,174
(Units are shown in thousands)

*	Date of commencement of operations for the Total Bond Market Index and Equity Index Subaccounts was April 29, 1991, for the Money Market Subaccount was May 2, 1991, for the Balanced Subaccount was May 23, 1991, for the Equity Income and Growth Subaccounts was June 7, 1993, for the International Subaccount was June 3, 1994, for the High Yield Bond and Small Company Growth Subaccounts was June 3, 1996, for the Short-Term Investment-Grade, Diversified Value, Mid-Cap Index, and REIT Index Subaccounts was February 8, 1999, for the Total Stock Market Index and Capital Growth Subaccounts was May 1, 2003, and for the Conservative Allocation and Moderate Allocation Subaccounts was October 19, 2011.

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Appendix B

DEATH BENEFIT

Adjusted Partial Withdrawal. If you make a partial withdrawal, then your death benefit is reduced by an amount called the adjusted partial withdrawal. The amount of the reduction depends on the relationship between your guaranteed minimum death benefit and the accumulated value. The adjusted partial withdrawal is equal to (1) multiplied by (2) divided by (3), where:

(1)	is the amount of the partial withdrawal

(2)	is the value of the current guaranteed minimum death benefit immediately prior to the gross partial surrender;

(3)	is the accumulated value immediately prior to the partial withdrawal.

The following examples describe the effect of a partial surrender on the death benefit and the accumulated value.

Example 1 (Assumed Facts for Example)
Current guaranteed minimum death benefit before withdrawal	$75,000
Current accumulated value before withdrawal	$50,000
Current death proceeds (greater of accumulated value or guaranteed minimum death benefit)	$75,000
Total Partial Withdrawal	$15,494
Adjusted partial withdrawal = 15,494 * 75,000 / 50,000	$23,241
New guaranteed minimum death benefit (after withdrawal) = $75,000 – 23,241	$51,759
New accumulated value (after withdrawal) = 50,000 – 15,494	$34,506

Summary:

•	Reduction in guaranteed minimum death benefit = $23,241

•	Reduction in accumulated value = $15,494

*	This example is for illustrative purposes only. The purpose of this illustration is to demonstrate how this feature is calculated using hypothetical values. Your experience will vary based on circumstances at the time of withdrawal.
**	The guaranteed minimum death benefit is reduced more than the accumulated value because the guaranteed minimum death benefit was greater than the accumulated value just prior to the withdrawal.

Example 2 (Assumed Facts for Example)
Current guaranteed minimum death benefit before withdrawal	$50,000
Current accumulated value before withdrawal	$75,000
Current death proceeds (greater of accumulated value or guaranteed minimum death benefit)	$75,000
Total Partial Withdrawal	$15,556
Adjusted partial withdrawal = 15,556 * 50,000 / 75,000	$10,370
New guaranteed minimum death benefit (after withdrawal) = $50,000 – 10,370	$39,630
New accumulated value (after withdrawal) = 75,000 – 15,556	$59,444

Summary:

•	Reduction in guaranteed minimum death benefit = $10,370

•	Reduction in accumulated value = $15,556

*	This example is for illustrative purposes only. The purpose of this illustration is to demonstrate how this feature is calculated using hypothetical values. Your experience will vary based on circumstances at the time of withdrawal.
**	The guaranteed minimum death benefit is reduced less than the accumulated value because the guaranteed minimum death benefit was less than the accumulated value just prior to the withdrawal.

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Hypothetical Example

In this example, certain death benefit values at various points in time are depicted based on hypothetical assumed rates of performance. This example is for illustrative purposes only and assumes a single $100,000 premium payment by a sole owner and annuitant who is age 50. It further assumes no subsequent premium payments or withdrawals.

End of Year	Net Rate of Return for Fund*	Policy Value (No GMDB Elected)	Policy Value (Return of Premium GMDB Elected)	Return of Premium GMDB
Issue	N/A	$100,000	$100,000	$100,000
1	-4%	$95,700	$95,650	$100,000
2	18%	$112,639	$112,532	$100,000
3	15%	$129,197	$129,018	$100,000
4	-7%	$119,765	$119,535	$100,000
5	2%	$121,801	$121,508	$100,000
6	10%	$133,616	$133,233	$100,000
7	14%	$151,922	$151,420	$100,000
8	-3%	$146,908	$146,347	$100,000
9	17%	$171,442	$170,714	$100,000
10	6%	$181,214	$180,359	$100,000

*	The assumed rate does reflect the deduction of a hypothetical fund fee but does not reflect the deduction of any other fees, charges or taxes. The death benefit values do reflect the deduction of hypothetical base policy fees and hypothetical death benefit fees. Different hypothetical returns and fees would produce different results.

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Appendix C

GLWB RIDER—ADJUSTED PARTIAL WITHDRAWALS

When a withdrawal is taken, the following parts of the guaranteed lifetime withdrawal benefit can be affected:

1.	Total Withdrawal Base (“TWB”)

2.	Maximum Annual Withdrawal Amount (“MAWA”)

Total Withdrawal Base. Gross partial withdrawals from the designated investments in a rider year up to the maximum annual withdrawal amount will not reduce the total withdrawal base. Gross partial withdrawals from the designated investments in a rider year in excess of the maximum annual withdrawal amount will reduce the total withdrawal base by an amount equal to the greater of:

•	the excess withdrawal amount; and

•	a pro rata amount, the result of (A / B) * C, where:

A)	is the excess withdrawal amount (the amount in excess of the maximum annual withdrawal amount remaining prior to the withdrawal);

B)	is the Accumulated Value in the designated investments after the maximum annual withdrawal amount has been withdrawn, but prior to the withdrawal of the excess amount; and

C)	is the total withdrawal base prior to the withdrawal of the excess amount.

The following demonstrates, on a purely hypothetical basis, the effects of partial withdrawals under this guaranteed lifetime withdrawal benefit.

Example 1 (Non-Excess Withdrawal):

Assumptions:

•	Total Withdrawal Base (“TWB”) = $100,000

•	Maximum Annual Withdrawal Amount (“MAWA”) = 5.5% withdrawal percentage would result in $5,500 (5.5% of the then current $100,000 total withdrawal base)

•	Gross partial withdrawal (“GPWD”) = $5,500

•	Excess withdrawal (“EWD”) = None

•	Accumulated Value (“AV”) before GPWD = $100,000

Question: Is any portion of the withdrawal greater than the maximum annual withdrawal amount?

No. There is no excess withdrawal under the guarantee since no more than $5,500 is withdrawn.

Result: In this example, because no portion of the withdrawal was in excess of $5,500, the total withdrawal base does not change.

Example 2 (Excess Withdrawal):

Assumptions:

•	TWB = $100,000

•	MAWA = 5.5% withdrawal percentage would result in $5,500 (5.5% of the current $100,000 total withdrawal base)

•	GPWD = $7,000

•	EWD = $1,500 ($7,000 - $5,500)

•	AV before GPWD = $90,000

Result. For the guaranteed lifetime withdrawal benefit, because there was an excess withdrawal amount, the total withdrawal base needs to be adjusted and a new lower maximum annual withdrawal amount calculated. Had the withdrawal for this example not been more than $5,500, the total withdrawal base would remain at $100,000 and the maximum annual withdrawal amount would be $5,500. However, because an excess withdrawal has been taken, the total withdrawal base is also reduced (this is the amount the 5.5% is based on).

New total withdrawal base:

Step One. The total withdrawal base is reduced only by the amount of the excess withdrawal or a pro rata amount, if greater.

Step Two. Calculate how much the total withdrawal base is affected by the excess withdrawal.

1.	The formula is (EWD / (AV - 5.5% withdrawal)) * TWB before any adjustments

2.	($1,500 / ($90,000 - $5,500)) * $100,000 = $1,775.15

Step Three. Which is larger, the actual $1,500 excess withdrawal or the $1,775.15 pro rata amount?

$1,775.15 pro rata amount.

Step Four. What is the new total withdrawal base upon which the maximum annual withdrawal amount is based?

$100,000 - $1,775.15 = $98,224.85

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Result. The new total withdrawal base is $98,224.85

New maximum annual withdrawal amount:

Because the total withdrawal base was adjusted (due to the excess withdrawal) we have to calculate a new maximum annual withdrawal amount for the 5.5% guarantee that will be available starting on the next rider anniversary. This calculation assumes no more activity prior to the next rider anniversary.

Question: What is the new maximum annual withdrawal amount?

$98,224.85 (the adjusted total withdrawal base) * 5.5% = $5,402.37

Result. Going forward, the maximum you can take out from the designated investments in a year without causing an excess withdrawal and further reduction of the total withdrawal base is $5,402.37 (assuming there are no future automatic step-ups).

Example 3 (Required Minimum Distribution “RMD”):

•	TWB = $100,000

•	MAWA for rider year beginning July 1, 2011 = 5.5% withdrawal would be $5,500 (5.5% of the current $100,000 total withdrawal base).

•	RMD for 2011 = $6,000 (calculated as set forth in the rider)

•	RMD for 2012 = $6,500 (calculated as set forth in the rider)

•	GPWD on February 1, 2012 = $6,500

•	EWD = $500

Question: Is any portion of the withdrawal greater than the maximum annual withdrawal amount or the required minimum withdrawal calculated pursuant to the terms of the rider?

Yes. Because more than $6,000 (the greater of the MAWA ($5,500) or RMD for the tax year on that rider anniversary ($6,000) was withdrawn, there is an excess withdrawal of $500 (6,500 - 6,000 = 500). Please note, even though the withdrawal occurred in 2012, the RMD for 2012 does not become part of the MAWA calculation until July 1, 2012 (the rider anniversary during that tax year).

Result: Because there was an excess withdrawal amount, the total withdrawal base needs to be adjusted and a new lower maximum annual withdrawal amount calculated. See Example 2 (Excess Withdrawal) for an example of how the new total withdrawal base and new maximum annual withdrawal amount are calculated.

47

Appendix D

GLWB RIDER—BLENDED RIDER FEE

Assumptions:

•	Policy Issue Date = 12/15/2012

•	Initial Premium = $100,000

•	Initial Premium allocated to designated funds = Total Withdrawal Base (TWB) = $50,000

•	GLWB Rider Fee at issue = 0.95%

•	Rider Fee Change 5/1/2013 = 1.20%

•	Premium Addition allocated to designated funds 2/1/2014 = $9,951.27

Result: In this example, your blended rider fee on 2/1/2014 is .99%. The calculation is

[($50,000 x 0.95%) + ($9.951.27 x 1.20%)] divided by ($50,000 + $9,951.27).

Then, assume:

•	Fund transfer from a non-designated fund 8/1/2014 = $5,000

•	TWB before fund transfer = $59,951.27

Result. Your blended rider fee on 8/1/2014 is 1.01% based on this fund transfer. The calculation is [($59,951.27 x 0.99%) + ($5,000 x 1.20%)] divided by ($59,951.27 + $5,000).

Lastly, assume:

•	Rider Fee Change 5/1/2015 = 1.30%

•	Premium Addition allocated to designated funds 7/1/2015 = $5,000

•	TWB before Premium Addition = $64,951.27

Result. Your blended rider fee on 7/1/2015 is 1.03%. The calculation is [($64,951.27 x 1.01%) +

($5,000 x 1.30%)] divided by ($64,951.27+ $5,000).

48

P064 052013

SEPARATE ACCOUNT VA DD

STATEMENT OF ADDITIONAL INFORMATION

FOR THE

VANGUARD VARIABLE ANNUITY

OFFERED BY

MONUMENTAL LIFE INSURANCE COMPANY

(AN IOWA STOCK COMPANY)

ADMINISTRATIVE OFFICES

4333 EDGEWOOD ROAD NE

CEDAR RAPIDS, IOWA 52499

This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Vanguard Variable Annuity (the “Contract”) offered by Monumental Life Insurance Company (the “Company”). You may obtain a copy of the Prospectus dated May 1, 2013 by calling 800-522-5555, or writing to Vanguard Annuity and Insurance Services, P.O. Box 1105, Valley Forge, PA 19482-1105. Terms used in the current Prospectus for the Contract are incorporated in this Statement.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACT.

May 1, 2013

THE CONTRACT

In order to supplement the description in the Prospectus, the following provides additional information about the Contract which may be of interest to Contract Owners.

Computation of Variable Annuity Income Payments

Variable Annuity Income Payments are computed as follows. First, the Accumulated Value (or the portion of the Accumulated Value used to provide variable payments) is applied under the Annuity Table contained in the Contract corresponding to the Annuity Option elected by the Contract Owner and based on an assumed interest rate of 4%. This will produce a dollar amount which is the first monthly payment.

The amount of each Annuity Payment after the first is determined by means of Annuity Units. The number of Annuity Units is determined by dividing the first Annuity Payment by the Annuity Unit value for the selected Subaccount ten Business Days prior to the Income Date. The number of Annuity Units for the Subaccount then remains fixed, unless an exchange of Annuity Units (as set forth below) is made. After the first Annuity Payment, the dollar amount of each subsequent Annuity Payment is equal to the number of Annuity Units multiplied by the Annuity Unit value for the Subaccount ten Business Days before the due date of the Annuity Payment.

The Annuity Unit value for each Subaccount was initially established at $10.00 on the day money was first deposited in that Subaccount. The Annuity Unit value for any subsequent Business Day is equal to (a) times (b) times (c), where:

(a)	the Annuity Unit value for the immediately preceding Business Day;

(b)	the Net Investment Factor for the day;

(c)	the investment result adjustment factor (0.99989255 per day), which recognizes an assumed interest rate of

4% per year used in determining the Annuity Payment amounts.

The Net Investment Factor is a factor applied to a Subaccount that reflects daily changes in the value of the Subaccount due to:

(a)	any increase or decrease in the value of the Subaccount due to investment results;

(b)	a daily charge for the mortality and expense risks assumed by the Company corresponding to an annual rate of 0.20%;

(c)	a daily charge for the cost of administering the Contract corresponding to an annual charge of 0.10%; and

(d)	a charge of $25 for maintenance of Contracts valued at less than $25,000 at time of initial purchase and in each subsequent year if the Accumulated Value remains below $25,000.

The Annuity Tables contained in the NA100A Contract are based on the 1983 Table “A” Mortality Table projected for mortality improvement to the year 2000 using Projection Scale G and an interest rate of 4% a year; except that in Massachusetts and Montana, the Annuity Tables contained in the Contract are based on a 60% female/40% male blending of the above, for all annuitants of either gender.

The Annuity Tables contained in the VVAP U 1001 Contract are based on a 4% effective annual Assumed Investment Return and the “Annuity 2000” (male, female, and unisex if required by law) mortality table projected for improvement using projection scale G (50% of G for females, 100% of G for males) with an assumed commencement date of 2005. Age adjustments apply for annuitizations after 2010. Unisex factors assume a 70% female, 30% male mix.

Exchanges

After the Income Date, if a Variable Annuity Option has been chosen, the Contract Owner may, by making written request or by calling Vanguard Annuity and Insurance Services, exchange the current value of the existing Subaccount to Annuity Units of any other Subaccount then available. The request for the exchange must be received, however, at least 10 Business Days prior to the first payment date on which the exchange is to take effect. This exchange shall result in the same dollar amount of Annuity Payment on the date of exchange. The Contract Owner is limited to two substantive exchanges (at least 30 days apart) from a Portfolio (except the Money Market Portfolio) in any Contract Year, and the value of the Annuity Units exchanged must provide a monthly Annuity Payment of at least $100 at the time of the exchange. “Substantive” means a dollar amount that The Vanguard Group, Inc. determines, in its sole discretion, could adversely affect management of the Fund.

Exchanges will be made using the Annuity Unit value for the Subaccounts on the date the request for exchange is received by the Company. On the exchange date, the Company will establish a value for the current Subaccount by multiplying the Annuity Unit value by the number of Annuity Units in the existing Subaccount, and compute the number of Annuity Units for the new Subaccount by dividing the Annuity Unit value of the new Subaccount into the value previously calculated for the existing Subaccount.

Joint Annuitant

The Contract Owner may, in the Client Information Form or by written request at least 30 days prior to the Income Date, name a Joint Annuitant. Such Joint Annuitant must meet the Company’s underwriting requirements. An Annuitant or Joint Annuitant may not be replaced.

The Income Date shall be determined based on the date of birth of the Annuitant. If the Annuitant or Joint Annuitant dies prior to the Income Date, the survivor shall be the sole Annuitant. Another Joint Annuitant may not be designated. Payment to a Beneficiary shall not be made until the death of the surviving Annuitant.

GENERAL MATTERS

Non-Participating

The Contracts are non-participating. No dividends are payable and the Contracts will not share in the profits or surplus earnings of the Company.

Misstatement of Age or Sex

Depending on the state of issue of a Contract, the Company may require proof of age and/or sex before making Annuity Payments. If the Annuitant’s stated age, sex or both in the Contract are incorrect, the Company will change the Annuity Benefits payable to those which the Premium Payments would have purchased for the correct age and sex. In the case of correction of the stated age or sex after payments have commenced, the Company will: (1) in the case of underpayment, pay the full amount due with the next payment; or (2) in the case of overpayment, deduct the amount due from one or more future payments.

Assignment

Any Nonqualified Contract may be assigned by the Contract Owner prior to the Income Date and during the Annuitant’s lifetime. The Company is not responsible for the validity of any assignment. No assignment will be recognized until the Company receives written notice thereof. The interest of any Beneficiary which the assignor has the right to change shall be subordinate to the interest of an assignee. Any amount paid to the assignee shall be paid in one sum, notwithstanding any settlement agreement in effect at the time assignment was executed. The Company shall not be liable as to any payment or other settlement made by the Company before receipt of written notice.

Annuity Data

The Company will not be liable for obligations which depend on receiving information from a Payee until such information is received in a form satisfactory to the Company.

Annual Report

Once each Contract Year, the Company will send the Contract Owner an annual report of the current Accumulated Value allocated to each Subaccount; and any Premium Payments, charges, exchanges or withdrawals during the year. This report will also give the Contract Owner any other information required by law or regulation. The Contract Owner may ask for a report like this at any time.

Incontestability

This Contract is incontestable from the Contract Date, subject to the “Misstatement of Age or Sex” or “Misstatement of Age” provision.

Ownership

The Owner of the Contract on the Contract Date is the Annuitant, unless otherwise specified in the Client Information Form. The Owner may specify a new Owner by written notice at any time thereafter. The term Owner also includes any person named as a Joint Owner. A Joint Owner shares ownership in all respects with the Owner. During the Annuitant’s lifetime all rights and privileges under this Contract may be exercised solely by the Owner. Upon the death of the Owner(s), Ownership is retained by the surviving Joint Owner or passes to the Owner’s Designated Beneficiary, if one has been designated by the Owner. If no Owner’s Designated Beneficiary is designated or if no Owner’s Designated Beneficiary is living, the Owner’s Designated Beneficiary is the Owner’s estate. From time to time the Company may require proof that the Owner is still living.

DISTRIBUTION OF THE CONTRACT

We have entered into a distribution arrangement with Vanguard, through its wholly owned subsidiary, Vanguard Marketing Corporation, which is the principal distributor of the Contract. In addition we and/or our affiliates paid Vanguard $500,000 in 2012 to assist with marketing expenses. During the fiscal year ended December 31, 2012, the Balanced Portfolio, Capital Growth Portfolio, Diversified Value Portfolio, Equity Income Portfolio, Equity Index Portfolio, Growth Portfolio, High Yield Bond Portfolio, International Portfolio, Mid-Cap Index Portfolio, REIT Index Portfolio, Short-Term Investment-Grade Portfolio, Small Company Growth Portfolio, and Total Bond Market Index Portfolio incurred distribution and marketing expenses representing 0.02% of each Portfolio’s average net assets; the Money Market Portfolio incurred distribution and marketing expenses representing 0.03% of the Portfolio’s average net assets. No Portfolio shall incur annual marketing and distribution expenses in excess of 0.20 of 1% of its average month-end net assets. The Conservative Allocation Portfolio, Moderate Allocation Portfolio, and Total Stock Market Index Portfolio pay no direct expenses; the Portfolios, as a shareholder of the underlying Vanguard funds, will indirectly bear the costs associated with operating those funds.

A complete description of the services provided by Vanguard Marketing Corporation is found in the “Management of the Fund” section in the fund’s Statement of Additional Information. The principal business address for Vanguard is 455 Devon Park Drive, Wayne, PA 19087-1815.

PERFORMANCE INFORMATION

Performance information for the Subaccounts, including the yield and effective yield of the Money Market Subaccount, the yield of the remaining Subaccounts, and the total return of all Subaccounts, may appear in reports or promotional literature to current or prospective Contract Owners.

Subaccount Inception Dates

Where applicable, the following Subaccount inception dates are used in the calculation of performance figures: April 29, 1991 for the Equity Index Subaccount and the Total Bond Market Index Subaccount; May 2, 1991 for the Money Market Subaccount; May 23, 1991 for the Balanced Subaccount; June 7, 1993 for the Equity Income Subaccount and the Growth Subaccount; June 3, 1994 for the International Subaccount; June 3, 1996 for the High Yield Bond Subaccount and the Small Company Growth Subaccount; February 8, 1999 for the Diversified Value Subaccount and the Short-Term Investment-Grade Subaccount; February 9, 1999 for the Mid-Cap Index Subaccount and the REIT Index Subaccount; May 1, 2003 for the Total Stock Market Index Subaccount and the Capital Growth Subaccount; and , and October 19, 2011 for the Conservative Allocation Subaccount and the Moderate Allocation Subaccount.

The underlying series of Vanguard Variable Insurance Fund in which the Mid-Cap Index Subaccount and the REIT Index Subaccount commenced investment operations on February 8, 1999 (and sold shares to these subaccounts on that day), but they held all of their assets in money market instruments until February 9, 1999, when performance measurement begins.

Money Market Subaccount Yields

Current yield for the Money Market Subaccount will be based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular 7-day period, less a pro-rata share of Subaccount expenses accrued over that period (the “base-period”), and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent.

Calculation of “effective yield” begins with the same “base period return” used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

Effective Yield = [(Base Period Return +1)365/7] -1

The yield of the Money Market Subaccount for the 7-day period ended December 31, 2012, was 0.14%.

30-Day Yield for Non-Money Market Subaccounts

Quotations of yield for the remaining Subaccounts will be based on all investment income per Unit earned during a particular 30-day period, less expenses accrued during the period (“net investment income”), and will be computed by dividing net investment income by the value of a Unit on the last day of the period, according to the following formula:

YIELD = 2[(a - b + 1)6 -1]

      c x d

Where:

[a]	equals the net investment income earned during the period by the Series attributable to shares owned by a Subaccount

[b]	equals the expenses accrued for the period (net of reimbursements)

[c]	equals the average daily number of Units outstanding during the period

[d]	equals the maximum offering price per Accumulation Unit on the last day of the period

Yield on the Subaccount is earned from the increase in net asset value of shares of the Series in which the Subaccount invests and from dividends declared and paid by the Series, which are automatically reinvested in shares of the Series.

The yield of each Subaccount for the 30-day period ended December 31, 2012, is set forth below. Yields are calculated daily for each Subaccount. Premiums and discounts on asset-backed securities are not amortized.

Short-Term Investment-Grade Subaccount	1.10%
Total Bond Market Index Subaccount	1.50%
High Yield Bond Subaccount	4.20%
Conservative Allocation Subaccount	2.50%
Moderate Allocation Subaccount	2.40%
Balanced Subaccount	2.30%
Equity Income Subaccount	2.90%
Diversified Value Subaccount	2.80%
Total Stock Market Index Subaccount	1.80%
Mid-Cap Index Subaccount	1.30%
Equity Index Subaccount	2.10%
Growth Subaccount	0.60%
Capital Growth Subaccount	1.30%
Small Company Growth Subaccount	0.30%
International Subaccount	—
REIT Index Subaccount	3.70%*

*	This dividend yield includes some payments that represent a return of capital by underlying REITs. The amount of the return of capital is determined by each REIT only after its fiscal year-end.

Standardized Average Annual Total Return

When advertising performance of the Subaccounts, the Company will show the “Standardized Average Annual Total Return,” calculated as prescribed by the rules of the SEC, for each Subaccount. The Standardized Average Annual Total Return is the effective annual compounded rate of return that would have produced the cash redemption value over the stated period had the performance remained constant throughout. The calculation assumes a single $1,000 payment made at the beginning of the period and full redemption at the end of the period. It reflects the deduction of all applicable sales loads or sales charges, the Annual Contract Maintenance Fee and all other Portfolio, Separate Account and Contract level charges except Premium Taxes, if any. In calculating performance information, the Annual Contract Maintenance Fee is reflected as a percentage equal to the total amount of fees collected during a year divided by the total average net assets of the Portfolios during the same year. The fee is assumed to remain the same in each year of the applicable period. The fee is prorated to reflect only the remaining portion of the calendar year of purchase. Thereafter, the fee is deducted annually.

Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, three, five and 10 years (or, if less, up to the life of the Subaccount) and year-to-date, six months to date, month-to-date, and quarter-to-date, calculated pursuant to the formula:

P(1 + T)n = ERV

Where:

(1)	[P] equals a hypothetical Initial Premium Payment of $1,000

(2)	[T] equals an average annual total return

(3)	[n] equals the number of years

(4)	[ERV] equals the ending redeemable value of a hypothetical $1,000 Premium Payment made at the beginning of the period (or fractional portion thereof)

ADDITIONAL PERFORMANCE MEASURES

Non-Standardized Cumulative Total Return and Non-Standardized Average Annual Total Return

The Company may show a Non-Standardized Cumulative Total Return (i.e., the percentage change in the value of an Accumulation Unit) for one or more Subaccounts with respect to one or more periods. The Company may also show Non-Standardized Average Annual Total Return (i.e., the average annual change in Accumulation Unit Value) with respect to one or more periods. For one year and periods less than one year, the Non- Standardized Cumulative Total Return and the Non-Standardized Average Annual Total Return are effective annual rates of return and are equal. For periods greater than one year, the Non-Standardized Average Annual Total Return is the effective annual compounded rate of return for the periods stated. Because the value of an Accumulation Unit reflects the Separate Account and Portfolio expenses (see Fee Table in the Prospectus), the Non-Standardized Cumulative Total Return and Non-Standardized Average Annual Total Return also reflect these expenses. However, these percentages do not reflect the Annual Contract Maintenance Fee or Premium Taxes (if any), which, if included, would reduce the percentages reported by the Company.

SAFEKEEPING OF ACCOUNT ASSETS

Title to assets of the Separate Account is held by the Company. The assets are kept physically segregated and held separate and apart from the Company’s general account assets. Records are maintained of all purchases and redemptions of eligible Portfolio shares held by each of the Subaccounts.

CONFLICTS OF INTEREST WITH OTHER SEPARATE ACCOUNTS

The Portfolios may be made available to registered separate accounts offering variable annuity and variable life products of the Company or other insurance companies. Although the Company believes it is unlikely, a material conflict could arise between the interests of the Separate Account and one or more of the other participating separate accounts. In the event a material conflict does exist, the affected insurance companies agree to take any necessary steps, including removing their separate accounts from the Fund if required by law, to resolve the matter.

STATE REGULATION OF THE COMPANY

The Company is a stock life insurance company organized under the laws of Iowa, and is subject to regulation by the Iowa Insurance Division. An annual statement in a prescribed form is filed with Iowa Insurance Division on or before March 1 of each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding calendar year. Periodically, the Iowa Insurance Division examines the financial condition of the Company, including the liabilities and reserves of the Separate Account.

RECORDS AND REPORTS

All records and accounts relating to the Separate Account will be maintained by the Company or by its administrator, The Vanguard Group, Inc. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, the Company will mail to all Contract Owners at their last known address of record, at least semiannually, reports containing such information as may be required under that Act or by any other applicable law or regulation.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the Separate Account at December 31, 2012 and for the periods disclosed in the financial statements, and the statutory-basis financial statements and schedules of Monumental Life Insurance Company at December 31, 2012 and 2011, and for each of the three years in the period ended December 31, 2012, appearing herein, have been audited by Ernst & Young LLP, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309, Independent Registered Public Accounting Firm, as set forth in their respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

OTHER INFORMATION

A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

FINANCIAL STATEMENTS

The audited financial statements of the subaccounts of the Separate Account which are available for investment by Vanguard Variable Annuity Contract Owners as of December 31, 2012, including the Report of Independent Registered Public Accounting Firm thereon, are included in this Statement of Additional Information.

The audited statutory-basis financial statements of Monumental Life Insurance Company as of December 31, 2012 and 2011 and for each of the three years in the period ended December 31, 2012, including the Report of Independent Registered Public Accounting Firm thereon, which are also included in this Statement of Additional Information, should be distinguished from the financial statements of subaccounts of the Separate Account which are available for investment by Vanguard Variable Annuity Contract Owners and should be considered only as bearing on the ability of the Monumental Life Insurance Company to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

FINANCIAL STATEMENTS AND SCHEDULES – STATUTORY BASIS

Monumental Life Insurance Company

Years Ended December 31, 2012, 2011 and 2010

Monumental Life Insurance Company

Financial Statements and Schedules – Statutory Basis

Years Ended December 31, 2012, 2011 and 2010

Report of Independent Registered Public Accounting Firm

The Board of Directors

Monumental Life Insurance Company

We have audited the accompanying statutory-basis balance sheets of Monumental Life Insurance Company (the Company) as of December 31, 2012 and 2011, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2012. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7. These financial statements and schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles are described in Note 1. The effects on the accompanying financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Monumental Life Insurance Company at December 31, 2012 and 2011, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2012.

However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of Monumental Life Insurance Company at December 31, 2012 and 2011, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2012, in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 1 to the financial statements, in response to new accounting standards in 2012, the Company changed its method of accounting for deferred income taxes.

April 19, 2013

Monumental Life Insurance Company

Balance Sheets – Statutory Basis

(Dollars in Thousands, Except per Share Amounts)

	December 31
	2012	2011
Admitted assets
Cash and invested assets:
Cash, cash equivalents and short-term investments	$1,355,524	$686,406
Bonds:
Affiliated entities	57,200	64,902
Unaffiliated	12,391,672	13,861,153
Preferred stocks	8,418	24,514
Common stocks:
Affiliated entities (Cost: 2012- $37,366; 2011- $30,472)	25,872	22,423
Unaffiliated (Cost: 2012- $76,945; 2011- $75,129)	79,006	81,748
Mortgage loans on real estate	1,864,851	2,131,124
Real estate, at cost less allowance for depreciation (2012 - $26; 2011- $15)	411	437
Real estate held for sale	4,792	6,995
Policy loans	477,665	487,043
Receivables for securities	2,798	261
Collateral balance	11,367	11,367
Derivatives	129,733	14,697
Securities lending reinvested collateral assets	350,329	328,390
Other invested assets	851,509	930,134

Total cash and invested assets	17,611,147	18,651,594

Premiums deferred and uncollected	201,418	210,050
Accrued investment income	170,354	181,264
Federal and foreign income tax recoverable	46,400	26,059
Net deferred income tax asset	199,932	220,207
Receivable from parent, subsidiaries and affiliates	1,788	104,622
Cash surrender value of life insurance policies	77,229	74,783
Reinsurance receivable	25,459	112,623
Goodwill	7,773	8,903
Other assets	46,172	45,692
Separate account assets	12,669,510	11,471,551

Total admitted assets	$31,057,182	$31,107,348

Monumental Life Insurance Company

Balance Sheets – Statutory Basis (continued)

(Dollars in Thousands, Except per Share Amounts)

	December 31
	2012	2011
Liabilities and capital and surplus
Liabilities:
Aggregate reserves for policies and contracts:
Life	$5,840,790	$6,155,863
Annuity	3,629,809	3,840,063
Accident and health	562,271	520,636
Policy and contract claim reserves:
Life	78,293	70,762
Accident and health	120,190	124,799
Liability for deposit-type contracts	889,345	917,274
Other policyholders’ funds	6,872	6,910
Remittances and items not allocated	4,504	292
Reinsurance in unauthorized companies	2,167	2,668
Asset valuation reserve	191,992	182,524
Interest maintenance reserve	361,935	156,586
Funds held under reinsurance agreements	5,104,202	5,889,207
Payable for securities	2	34
Payable to parent, subsidiaries and affiliates	34,378	120,783
Transfers from separate accounts due or accrued	(265)	(122)
Deferred derivative gain	3,822	6,841
Derivatives	72,512	60,273
Payable for securities lending	350,329	328,390
Payable for derivative cash collateral	213,947	154,449
Other liabilities	109,257	116,712
Separate account liabilities	12,669,510	11,471,551

Total liabilities	30,245,862	30,126,495

Capital and surplus:
Common stock:
Class A common stock, $750 par value, 10,000 shares authorized, 9,818.93 issued and outstanding	7,364	7,364
Class B common stock, $750 par value, 10,000 shares authorized, 3,697.27 issued and outstanding	2,773	2,773
Aggregate write-in for other than special surplus funds	—	121,120
Surplus notes	160,000	160,000
Paid-in surplus	621,273	620,791
Unassigned surplus	19,910	68,805

Total capital and surplus	811,320	980,853

Total liabilities and capital and surplus	$31,057,182	$31,107,348

See accompanying notes.

Monumental Life Insurance Company

Statements of Operations – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2012	2011	2010
Revenues:
Premiums and other considerations, net of reinsurance:
Life	$323,255	$262,979	$257,743
Annuity	617,432	546,479	483,749
Accident and health	581,030	593,764	616,036
Net investment income	822,314	842,041	910,200
Amortization of interest maintenance reserve	11,029	4,412	(4,333)
Commissions and expense allowances on reinsurance ceded	377,804	529,883	(22,958)
Income from fees associated with investment management, administration and contract guarantees for separate accounts	36,701	34,847	32,602
Reserve adjustments on reinsurance ceded	(762,679)	(151,484)	(116,597)
Consideration on reinsurance transaction	34	(3,039)	842
Other income	8,463	8,885	6,224

	2,015,383	2,668,767	2,163,508
Benefits and expenses:
Benefits paid or provided for:
Life and accident and health benefits	465,017	488,759	460,465
Annuity benefits	306,295	275,877	289,160
Surrender benefits	824,936	731,102	787,525
Other benefits	66,556	67,452	73,796
Increase (decrease) in aggregate reserves for policies and contracts:
Life	(315,073)	71,596	81,567
Annuity	(210,254)	(180,075)	(224,557)
Accident and health	41,635	15,919	30,630

	1,179,112	1,470,630	1,498,586
Insurance expenses:
Commissions	307,592	320,563	284,267
General insurance expenses	218,792	223,933	234,083
Taxes, licenses and fees	31,215	28,925	42,118
Net transfers from separate accounts	(189,380)	(136,670)	(191,606)
Change in provision for liquidity guarantees	(2,050)	1,120	(9,062)
Reinsurance reserve adjustment	(10)	(21)	(66)
Funds withheld ceded investment income	213,973	211,608	235,553
Experience refunds	(319)	(140)	(78)
Other expenses	662	5,347	6,018

	580,475	654,665	601,227

Total benefits and expenses	1,759,587	2,125,295	2,099,813
Gain from operations before dividends to policyholders, federal income tax expense and net realized capital losses on investments	$255,796	$543,472	$63,695

See accompanying notes.

Monumental Life Insurance Company

Statements of Operations – Statutory Basis (continued)

(Dollars in Thousands)

	Year Ended December 31
	2012	2011	2010
Dividends to policyholders	$1,279	$1,342	$1,388

Gain from operations before federal income tax expense and net realized capital losses on investments	254,517	542,130	62,307
Federal income tax expense	103,095	31,580	39,987

Gain from operations before net realized capital losses on investments	151,422	510,550	22,320
Net realized capital losses on investments (net of related federal income taxes and amounts tranferred to/from interest maintenance reserve)	(7,876)	(28,842)	(22,857)

Net income (loss)	$143,546	$481,708	$(537)

See accompanying notes.

Monumental Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis

(Dollars in Thousands)

	Class A Common Stock	Class B Common Stock	Write-Ins for Other than Special Surplus Funds	Surplus Notes	Paid-in Surplus	Unassigned Surplus (Deficit)	Total Capital and Surplus
Balance at January 1, 2010	$7,364	$2,773	$83,298	$160,000	$620,577	$562,574	1,436,586
Net loss	—	—	—	—	—	(537)	(537)
Change in net unrealized capital gains/losses, net of taxes	—	—	—	—	—	32,495	32,495
Change in nonadmitted assets	—	—	—	—	—	115,814	115,814
Change in liability for reinsurance in unauthorized companies	—	—	—	—	—	2,422	2,422
Change in net deferred income tax asset	—	—	—	—	—	(75,783)	(75,783)
Change in asset valuation reserve	—	—	—	—	—	(79,326)	(79,326)
Dissolution of JMH into the Company	—	—	—	—	—	12	12
Change in surplus as a result of reinsurance	—	—	—	—	—	228,684	228,684
Cumulative effect of changes in accounting principles principles	—	—	—	—	—	1,141	1,141
Increase in admitted deferred tax assets pursuant to SSAP No. 10R	—	—	14,083	—	—	—	14,083
Dividends to stockholders	—	—	—	—	—	(500,000)	(500,000)
Change in reserve on account of change in valuation basis	—	—	—	—	—	(26,391)	(26,391)
Correction of IMR	—	—	—	—	—	16,504	16,504
Correction of ceding commission	—	—	—	—	—	8,679	8,679
Long-term incentive compensation	—	—	—	—	39	—	39

Balance at December 31, 2010	7,364	2,773	97,381	160,000	620,616	286,288	1,174,422
Net income	—	—	—	—	—	481,708	481,708
Change in net unrealized capital gains/losses, net of taxes	—	—	—	—	—	(12,083)	(12,083)
Change in nonadmitted assets	—	—	—	—	—	(246,969)	(246,969)
Change in liability for reinsurance in unauthorized companies	—	—	—	—	—	(234)	(234)
Change in net deferred income tax asset	—	—	—	—	—	218,165	218,165
Change in asset valuation reserve	—	—	—	—	—	(30,847)	(30,847)
Change in surplus as a result of reinsurance	—	—	—	—	—	(321,587)	(321,587)
Increase in admitted deferred tax assets pursuant to SSAP No. 10R	—	—	23,739	—	—	—	23,739
Dividends to stockholders	—	—	—	—	—	(300,000)	(300,000)
Correction of funds withheld investment income	—	—	—	—	—	(5,636)	(5,636)
Long-term incentive compensation	—	—	—	—	175	—	175

Balance at December 31, 2011	$7,364	$2,773	$121,120	$160,000	$620,791	$68,805	$980,853

Monumental Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis (continued)

(Dollars in Thousands)

	Class A Common Stock	Class B Common Stock	Aggregate Write-Ins for Other than Special Surplus Funds	Surplus Notes	Paid-in Surplus	Unassigned Surplus	Total Capital and Surplus

Balance at December 31, 2011	$7,364	$2,773	$121,120	$160,000	$620,791	$68,805	$980,853
Net income	—	—	—	—	—	143,546	143,546
Change in net unrealized capital gains/losses, net of taxes	—	—	—	—	—	(33,259)	(33,259)
Change in nonadmitted assets	—	—	—	—	—	(29,674)	(29,674)
Change in liability for reinsurance in unauthorized companies	—	—	—	—	—	500	500
Change in net deferred income tax asset	—	—	—	—	—	823	823
Change in asset valuation reserve	—	—	—	—	—	(9,468)	(9,468)
Change in surplus as a result of reinsurance	—	—	—	—	—	207,517	207,517
Dividends to stockholders	—	—	—	—	—	(450,000)	(450,000)
Long-term incentive compensation	—	—	—	—	482	—	482
Change in admitted deferred tax assets pursuant to SSAP No. 101	—	—	(121,120)	—	—	121,120	—

Balance at December 31, 2012	$7,364	$2,773	$—	$160,000	$621,273	$19,910	$811,320

See accompanying notes.

Monumental Life Insurance Company

Statements of Cash Flow – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2012	2011	2010
Operating activities
Premiums collected, net of reinsurance	$1,537,729	$1,416,345	$1,359,062
Net investment income	853,775	877,714	950,919
Reserve adjustments on reinsurance ceded	(762,679)	(151,484)	(116,597)
Consideration on reinsurance transaction	34	(3,039)	842
Commission and expense allowances on reinsurance ceded	586,092	715,812	263,966
Miscellaneous income (loss)	45,527	34,367	(63,465)
Benefit and loss related payments	(1,594,215)	(1,594,795)	(1,619,795)
Net transfers from separate accounts	189,238	137,889	192,894
Commissions, expenses paid and aggregate write-ins for deductions	(815,311)	(782,498)	(693,898)
Dividends paid to policyholders	(1,321)	(1,383)	(1,416)
Federal income taxes paid	(252,995)	(20,870)	(84,943)

Net cash provided by (used in) operating activities	(214,126)	628,058	187,569

Investing activities
Proceeds from investments sold, matured or repaid:
Bonds	5,234,590	2,889,949	6,605,982
Stocks	25,890	11,025	21,909
Mortgage loans	300,958	291,626	311,923
Real estate	3,570	2,828	2,351
Other invested assets	113,630	100,202	93,399
Securities lending reinvested collateral assets	—	98,876	—
Miscellaneous proceeds	4,313	24,228	10,296

Total investment proceeds	5,682,951	3,418,734	7,045,860

Costs of investments acquired:
Bonds	(3,414,940)	(2,112,595)	(5,522,091)
Stocks	(19,185)	(54,748)	(10,608)
Mortgage loans	(37,799)	(111,952)	(1,453)
Real estate	(5,071)	(5,436)	(3,663)
Other invested assets	(57,944)	(126,849)	(381,212)
Securities lending reinvested collateral assets	(21,939)	—	(427,265)
Derivatives	(47,592)	(115,760)	(86,948)
Miscellaneous applications	(1,828)	—	(32,672)

Total cost of investments acquired	(3,606,298)	(2,527,340)	(6,465,912)
Net decrease in policy loans	9,378	2,742	10,243

Net cost of investments acquired	(3,596,920)	(2,524,598)	(6,455,669)

Net cash provided by investing activities	2,086,031	894,136	590,191

Monumental Life Insurance Company

Statements of Cash Flow – Statutory Basis (continued)

(Dollars in Thousands)

	Year Ended December 31
	2012	2011	2010
Financing and miscellaneous activities
Net deposits (withdrawals) on deposit-type contracts and other insurance liabilities	$513	$(801,239)	$(3,668,778)
Net change in reinsurance on deposit-type contracts and other insurance liabilities	456,205	588,705	3,272,274
Borrowed funds	6,200	—	—
Dividends to stockholders	(450,000)	(300,000)	(500,000)
Funds held under reinsurance treaties with unauthorized reinsurers	(785,005)	(1,266,655)	(2,918,482)
Receivable from parent, subsidiaries and affiliates	102,834	(6,744)	(13,863)
Payable to parent, subsidiaries and affiliates	(86,405)	16,142	(39,056)
Payable for securities lending	21,939	(98,876)	427,266
Other cash (applied) provided	(469,068)	(375,531)	394,812

Net cash used in financing and miscellaneous activities	(1,202,787)	(2,244,198)	(3,045,827)

Net increase (decrease) in cash, cash equivalents and short-term investments	669,118	(722,004)	(2,268,067)

Cash, cash equivalents and short-term investments:
Beginning of year	686,406	1,408,410	3,676,477

End of year	$1,355,524	$686,406	$1,408,410

See accompanying notes.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis

(Dollars in Thousands)

1. Organization and Summary of Significant Accounting Policies

Organization

Monumental Life Insurance Company (the Company) is a stock life insurance company owned by Commonweath General Corporation (CGC) (87.7%) and Aegon USA, LLC (Aegon) (12.3%). Both CGC and Aegon are indirect, wholly owned subsidiaries of Aegon N.V., a holding company organized under the laws of The Netherlands.

Effective December 19, 2011, Capital General Development Corporation (CGDC), which previously owned 99.8% of the Company, merged into Capital General Development Corporation, LLC (CGDC, LLC), a wholly-owned subsidiary of the Company. The merger resulted in the 9,791.64 shares of Class A common stock and 3,686.99 shares of Class B common stock of the Company owned by CGDC transferring to CGDC, LLC. These shares of Class A and Class B common stock were deemed cancelled as a result of the merger. CGDC, LLC was formed on December 16, 2011 for purposes of this merger and dissolved effective December 31, 2011.

Prior to the merger, CGDC was owned by CGC (87.7%) and Aegon (12.3%). As consideration of the merger of CGDC into CGDC, LLC, the Company issued 8,585.39 shares of Class A common stock and 3,232.78 shares of Class B common stock to CGC, and 1,206.25 shares of Class A common stock and 454.21 shares of Class B common stock to Aegon. There was no impact to the Company’s total number of Class A and Class B common stock shares issued and outstanding, only a change in ownership of those shares. As such, this transaction had no impact on the Company’s balance sheets.

Nature of Business

The Company sells a full line of insurance products, including individual, credit and group coverages under life, annuity and accident and health policies as well as investment products, including guaranteed interest contracts and funding agreements. The Company is licensed in 49 states, the District of Columbia, Guam and Puerto Rico. Sales of the Company’s products are primarily through agents, brokers, financial institutions and direct response methods.

Basis of Presentation

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:

Investments: Investments in bonds, including affiliated bonds, and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on their National Association of Insurance Commissioners (NAIC) rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in earnings for those designated as trading and as a separate component of other comprehensive income (OCI) for those designated as available-for-sale. Fair value for GAAP is based on indexes, third party pricing services, brokers, external fund managers and internal models. For statutory reporting, the NAIC allows insurance companies to report the fair value determined by the Securities Valuation Office of the NAIC (SVO) or determine the fair value by using a permitted valuation method.

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If the fair value of the mortgage-backed/asset-backed security is less than amortized cost, an entity shall assess whether the impairment is other-than-temporary. An other-than-temporary impairment is also considered to have occurred if the fair value of the mortgage-backed/asset-backed security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis. An other-than-temporary impairment is also considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security.

If it is determined an other-than-temporary impairment has occurred as a result of the cash flow analysis, the security is written down to the discounted estimated future cash flows. If an other-than-temporary impairment has occurred due to intent to sell or lack of intent and ability to hold, the security is written down to fair value.

For GAAP, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If high credit quality securities are adjusted, the retrospective method is used. If it is determined that a decline in fair value is other-than-temporary and the

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

entity intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis less any current period credit loss, the other-than-temporary impairment should be recognized in earnings equal to the entire difference between the amortized cost basis and its fair value at the impairment date. If the entity does not intend to sell the security and it is not more likely than not that the entity will be required to sell the security before recovery, the other-than-temporary impairment should be separated into a) the amount representing the credit loss, which is recognized in earnings, and b) the amount related to all other factors, which is recognized in OCI, net of applicable taxes.

Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value, and the changes in the fair value are recorded in unassigned surplus as unrealized gains and losses. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of OCI rather than to income as required for fair value hedges, and an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value.

Derivative instruments are also used in replication transactions. In these transactions, the derivative is valued in a manner consistent with the cash investment and replicated asset. For GAAP, the derivative is reported at fair value with the changes in the fair value reported in income.

Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses for statutory reporting include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

Valuation allowances are established for mortgage loans, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus as part of the change in asset valuation reserve (AVR), rather than being included as a component of earnings as would be required under GAAP.

Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan based on groupings of individual securities sold in five-year bands. That net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statement of operations on a pre-tax basis in the period that the assets giving rise to the gains or losses are sold.

The AVR provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, incremental costs directly related to the successful acquisition of traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

Separate Accounts with Guarantees: Some of the Company’s separate accounts provide policyholders with a guaranteed return. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. These separate accounts are included in the general account for GAAP due to the nature of the guaranteed return.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Nonadmitted Assets: Certain assets designated as “nonadmitted”, primarily net deferred tax assets and other assets not specifically identified as an admitted asset within the NAIC Accounting Practices and Procedures Manual (NAIC SAP), are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet to the extent they are not impaired.

Universal Life and Annuity Policies: Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received. Benefits incurred represent surrenders and death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk and guaranteed interest in group annuity contracts are recorded directly to a policy reserve account using deposit accounting, without recognizing premium income or benefits expense. Interest on these policies is reflected in other benefits. Under GAAP, for universal life policies, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability.

Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Reinsurance: A liability for reinsurance balances is established for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an asset and corresponding liability would be established consistent with deposit accounting.

Losses associated with an indemnity reinsurance transaction are reported within income when incurred rather than being deferred and amortized over the remaining life of the underlying reinsured contracts as would be required under GAAP. Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Deferred Income Taxes: The Company computes deferred income taxes in accordance with Statement of Statutory Accounting Principle (SSAP) No. 101, Income Taxes, A Replacement of

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

SSAP No. 10R and SSAP No. 10. Under SSAP No. 101, admitted adjusted deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a timeframe corresponding with the Internal Revenue Service tax loss carryback provisions, not to exceed three years, plus 2) the amount of adjusted gross deferred income tax assets expected to be realized within three years limited to an amount that is no greater than 15% of current period’s adjusted statutory capital and surplus, plus 3) the amount of remaining adjusted gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities after considering the character (i.e., ordinary versus capital) and reversal patterns of the deferred tax assets and liabilities. The remaining adjusted deferred income tax assets are nonadmitted.

Deferred income taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred income taxes, a deferred income tax asset is recorded for the amount of gross deferred income tax assets expected to be realized in all future years, and a valuation allowance is established for deferred income tax assets not realizable.

Goodwill: Goodwill is admitted subject to an aggregate limitation of ten percent of the capital and surplus in the most recently filed annual statement excluding electronic data processing equipment, operating system software, net deferred income tax assets and net positive goodwill. Excess goodwill is nonadmitted. Goodwill is amortized over ten years. Under GAAP, goodwill is measured as the excess of the consideration transferred plus the fair value of any noncontrolling interest in the acquiree at the acquisition date as compared to the fair values of the identifiable net assets acquired. Goodwill is not amortized but is assessed for impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred.

Policyholder Dividends: Policyholder dividends are recognized when declared rather than over the term of the related policies as would be required under GAAP.

Surplus Notes: Surplus notes are reported as surplus rather than as liabilities as would be required under GAAP.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Securities Lending Assets and Liabilities: For securities lending programs, cash collateral received which may be sold or repledged by the Company is reflected as a one-line entry on the balance sheet (securities lending reinvested collateral assets) and a corresponding liability is established to record the obligation to return the cash collateral. Collateral received which may not be sold or repledged is not recorded on the Company’s balance sheet. Under GAAP, the reinvested collateral is included within invested assets (i.e. it is not one-line reported).

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material.

Other significant accounting policies are as follows:

Investments

Investments in bonds, except those to which the SVO has ascribed an NAIC designation of 6, are reported at amortized cost using the interest method.

Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders. These securities meet the definition of a bond, in accordance with SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities and therefore, are reported at amortized cost or fair value based upon their NAIC rating.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method, including anticipated prepayments, except for those with an initial NAIC designation of 6, which are valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities, which are valued using the prospective method.

The Company closely monitors below investment grade holdings and those investment grade issuers where the Company has concerns. The Company also regularly monitors industry sectors. The Company considers relevant facts and circumstances in evaluating whether the impairment is other-than-temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying amount; and (3) the Company’s ability to hold a structured security for a period of time to allow for recovery of the value to its carrying amount. Additionally, financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Non-structured securities in unrealized loss positions that are considered other-than-temporary are written down to fair value. Structured securities considered other-than-temporarily impaired are written down to discounted estimated cash flows if the impairment is the result of cash flow analysis. If the Company has an intent to sell or lack of ability to hold a structured security, it is written down to fair value. For structured securities, cash flow trends and underlying levels of collateral are monitored. The Company will record a charge to the statement of operations to the extent that these securities are determined to be other-than-temporarily impaired.

Investments in both affiliated and unaffiliated preferred stocks in good standing are reported at cost or amortized cost. Investments in preferred stocks not in good standing are reported at the lower of cost or fair value, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes.

Common stocks of unaffiliated companies are reported at fair value and the related net unrealized capital gains or losses are reported in unassigned surplus along with any adjustment for federal income taxes.

If the Company determines that a decline in the fair value of a common stock or a preferred stock is other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statement of operations. The Company considers the following factors in determining whether a decline in value is other-than-temporary: (a) the financial condition and prospects of the issuer; (b) whether or not the Company has made a decision to sell the investment; and (c) the length of time and extent to which the value has been below cost.

Common stocks of affiliated noninsurance companies are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in the change in net unrealized capital gains or losses, reported in unassigned surplus along with any adjustment for federal income taxes.

There are no restrictions on common or preferred stock.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when it is probable that the Company will be unable

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines that the impairment is other-than-temporary, the mortgage loan is written down to realizable value and a realized loss is recognized.

Land is reported at cost. Real estate occupied by the Company is reported at depreciated cost net of encumbrances. Real estate held for the production of income is reported at depreciated cost net of related obligations. Real estate that the Company classifies as held for sale is measured at lower of carrying amount or fair value less cost to sell. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. The Company recognizes an impairment loss if the Company determines that the carrying amount of the real estate is not recoverable and exceeds its fair value. The Company deems that the carrying amount of the asset is not recoverable if the carrying amount exceeds the sum of undiscounted cash flows expected to result from the use and disposition. The impairment loss is measured as the amount by which the asset’s carrying value exceeds its fair value.

Policy loans are reported at unpaid principal balances.

The Company has minority ownership interests in joint ventures and limited partnerships. The Company carries these investments based on its interest in the underlying audited GAAP equity of the investee. For a decline in the fair value of an investment in a joint venture or limited partnership which is determined to be other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statement of operations. The Company considers an impairment to have occurred if it is probable that the Company will be unable to recover the carrying amount of the investment or if there is evidence indicating inability of the investee to sustain earnings which would justify the carrying amount of the investment.

The Company’s investment in reverse mortgages is recorded net of an appropriate actuarial reserve. The actuarial reserve is calculated using the projected cash flows from the reverse mortgage product. Assumptions used in the actuarial model include an estimate of current home values, projected cash flows from the realization of the appreciated value of the property from its eventual sale (subject to certain limitations in the contract), mortality and termination rates based on group annuity mortality tables adjusted for the Company’s experience and a constant interest rate environment. The carrying amount of the investment in reverse mortgages of $35,444 and $37,829 at December 31, 2012 and 2011, respectively, is net of the reserve of $26,128 and $30,253, respectively. Interest income of $2,758 and $3,612 was recognized for the years ended December 31, 2012 and 2011 respectively. The Company’s commitment includes making advances to the borrower until termination of the contract. The contract is terminated at the time the borrower moves, sells the property, dies, repays the loan balance or violates the provisions of the loan contract.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Investments in Low Income Housing Tax Credits (LIHTC) properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company.

Other “admitted assets” are valued principally at cost, as required by the Iowa Insurance Laws.

Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or on real estate where rent is in arrears for more than three months. Income is also not accrued when collection is uncertain. In addition, accrued interest is excluded from investment income when payment exceeds 90 days past due. At December 31, 2012 and 2011, the Company excluded investment income due and accrued for bonds in default of $155 and $251, respectively, with respect to such practices.

For dollar repurchase agreements, the Company receives cash collateral in an amount at least equal to the fair value of the securities transferred by the Company in the transaction as of the transaction date. Cash received as collateral is invested as needed or used for general corporate purposes of the Company.

Derivative Instruments

Overview: The Company may use various derivative instruments (options, caps, floors, swaps, foreign currency forwards and futures) to manage risks related to its ongoing business operations. On the transaction date of the derivative instrument, the Company designates the derivative as either (A) hedging (fair value, foreign currency fair value, cash flow, foreign currency cash flow, forecasted transactions or net investment in a foreign operation), (B) replication, (C) income generation or (D) held for other investment/risk management activities, which do not qualify for hedge accounting under SSAP No. 86, Accounting for Derivative Instruments and Hedging Activities (SSAP No. 86).

Derivative instruments used in hedging relationships are accounted for on a basis that is consistent with the hedged item (amortized cost or fair value). Derivative instruments used in

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

replication relationships are accounted for on a basis that is consistent with the cash instrument and the replicated asset (amortized cost or fair value). Derivative instruments used in income generation relationships are accounted for on a basis that is consistent with the associated covered asset or underlying interest to which the derivative indicates (amortized cost or fair value). Derivative instruments held for other investment/risk management activities receive fair value accounting.

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the derivative changes, the value of a corresponding hedged asset or liability will move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit rating of ‘A’ or better. The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, then the Company is required to post assets.

Instruments: Interest rate swaps are the primary derivative financial instruments used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Interest rate basis swaps are used in the overall asset/liability management process to modify the interest rate characteristics of the underlying liability to mitigate the basis risk of assets and liabilities resetting on different indices. These interest rate swaps generally provide for the

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

exchange of the difference between a floating rate on one index to a floating rate of another index, based upon an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged at each due date. Swaps meeting hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Cross currency swaps are utilized to mitigate risks when the Company holds foreign denominated assets or liabilities therefore converting the asset or liability to a U.S. dollar (USD) denominated security. These cross currency swap agreements involve the exchange of two principal amounts in two different currencies at the prevailing currency rate at contract inception. During the life of the swap, the counterparties exchange fixed or floating rate interest payments in the swapped currencies. At maturity, the principal amounts are again swapped at a pre-determined rate of exchange. Each asset or liability is hedged individually where the terms of the swap must meet the terms of the hedged instrument. For swaps qualifying for hedge accounting, the premium or discount is amortized into income over the life of the contract and the foreign currency translation adjustment is recorded as unrealized gain/loss in unassigned surplus. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus. If a swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.

Futures contracts are used to hedge the liability risk associated when the Company issues products providing the customer a return based on various global equity market indices. Futures are marked to market on a daily basis whereby a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements.

Caps are used in the asset/liability management process to mitigate the interest rate risk created due to a rapidly rising interest rate environment. The caps are similar to options where the underlying interest rate index provides for the market value movements. The caps do not accrue interest until the interest rate environment exceeds the caps strike rate. Cash is exchanged at the onset, and a single receipt or payment occurs at the maturity or termination of the contract. Caps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Caps that do not meet hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company issues products providing the customer a return based on the various global equity market indices. The Company uses options to hedge the liability option risk associated with these products. Options are marked to fair value in the balance sheet and fair value adjustments are recorded as unassigned surplus in the financial statements.

The Company may sell products with expected benefit payments extending beyond investment assets currently available in the market. Because assets will have to be purchased in the future to fund future liability cash flows, the Company is exposed to the risk of future investments made at lower yields than what is assumed at the time of pricing. Forward-starting interest rate swaps are utilized to lock-in the current forward rate. The accrual of income begins at the forward date, rather than at the inception date. These forward-starting swaps meet hedge accounting rules and are carried at cost in the financial statements. Gains and losses realized upon termination of the forward-starting swap are deferred and used to adjust the basis of the asset purchased in the hedged forecasted period. The basis adjustment is then amortized into income as a yield adjustment to the asset over its life.

The Company invests in domestic corporate debt securities denominated in U.S. dollars. If the issuers of these debt obligations fail to make timely payments, the value of the investment declines materially. The Company manages credit default risk through the purchase of credit default swaps. As the buyer of credit default protection, the Company will pay a premium to an approved counterparty in exchange for a contingent payment should a defined credit event occur with respect to the underlying reference entity or asset. Typically, the periodic premium or fee is expressed in basis points per notional. Generally, the premium payment for default protection is made periodically, although it may be paid as an up-front fee for short dated transactions. Should a credit event occur, the Company may be required to deliver the reference asset to the counterparty for par. Alternatively, settlement may be in cash. These credit default swaps are carried on the balance sheet at amortized cost. Premium payments made by the Company are recognized as investment expense. If the Company is unable to prove hedge effectiveness, the credit default swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

A replication transaction is a derivative transaction entered into in conjunction with a cash instrument to reproduce the investment characteristics of an otherwise permissible investment. The Company replicates investment grade corporate bonds or sovereign debt by combining a highly rated security as a cash component with a credit default swap which, in effect, converts the high quality asset into a lower rated investment grade asset or sovereign debt. The benefits of using the swap market to replicate credit include possible enhanced relative values as well as

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

ease of executing larger transactions in a shortened time frame. Generally, a premium is received by the Company on a periodic basis and recognized in investment income. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional of the contract will be made by the Company and recognized as a capital loss.

The Company replicates hybrid fixed to floating treasuries by combining a U.S. Treasury cash component with a forward starting swap which, in effect converts a fixed U.S. Treasury into hybrid fixed to floating treasury. The purpose of these replications is to aid duration matching between the treasuries and the supported liabilities. Generally these swaps are carried at amortized cost with periodic interest payments beginning at a future date. Any early terminations are recognized as capital gains or losses. The Company complies with the specific rules established in AVR for replication transactions.

Separate Accounts

Assets held in trust for purchases of variable annuity contracts and the Company’s corresponding obligation to the contract owners are shown separately in the balance sheets. The assets consist of shares in funds, considered common stock investments, which are valued daily and carried at fair value. Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements.

The Company received variable contract premiums of $466,320, $402,855 and $358,366 in 2012, 2011 and 2010, respectively. In addition, the Company received $36,701, $34,847 and $32,602, in 2012, 2011 and 2010, respectively, related to fees associated with investment management, administration and contractual guarantees for separate accounts.

Separate account assets and liabilities reported in the accompanying financial statements consist of three types: guaranteed indexed, non-indexed guaranteed and nonguaranteed. Guaranteed indexed separate accounts represent funds invested by the Company for the benefit of contract holders who are guaranteed returns based on published indices. Non-indexed guaranteed separate accounts represent funds invested by the Company for the benefit of contract holders who are guaranteed certain returns as specified in the contracts. Separate account asset performance different than guaranteed requirements is either transferred to or received from the general account and reported in the statements of operations. Guaranteed indexed and non-indexed guaranteed separate account assets and liabilities are carried at fair value.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The nonguaranteed separate account assets and liabilities represent group annuity funds segregated by the Company for the benefit of contract owners, who bear the investment risks. The assets and liabilities of the nonguaranteed separate accounts are carried at fair value.

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law. For direct business issued after October 1964, the Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the month of death. For policies assumed during 1992 from former affiliates, Monumental General Insurance Company and Monumental Life Insurance Group, Inc., and for all business from company mergers occurring in 1998, the Company waives deduction of deferred fractional premium upon death of the insured and returns any portion of the final premium paid beyond the month of death. For fixed premium life insurance business resulting from company mergers occurring in 2004 and 2007, the Company waives deduction of deferred fractional premiums upon death of the insured and refunds portions of premiums unearned after the date of death. Where appropriate, the Company holds a nondeduction and/or refund reserve. The reserve for these benefits is computed using aggregate methods. The reserves are equal to the greater of the cash surrender value and the legally computed reserve.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, 1980 and 2001 Commissioner’s Standard Ordinary Mortality Tables, the 1912, 1941 and 1961 Standard Industrial Mortality Tables, the 1960 Commissioner’s Standard Group Mortality Table, and the American Men, Actuaries and American Experience Mortality Tables. The reserves are calculated using interest rates ranging from 2.0 to 6.5 percent and are computed principally on the Net Level Premium Valuation and the Commissioners’ Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioner’s Reserve Valuation Method.

Deferred annuity reserves are calculated according to the Commissioner’s Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with and without life contingencies are equal to the present value of future payments assuming interest rates ranging from 2.5 to 11.25 percent and mortality rates, where appropriate, from a variety of tables.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Annuity reserves also include guaranteed investment contracts (GICs) and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications and Definitions of Insurance or Managed Care Contracts In Force. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with cash settlement option, on a change in fund basis, according to the Commissioner’s Annuity Reserve Valuation Method.

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined primarily by formula.

During 2010, the Company implemented a new actuarial valuation system, ARCVAL. The system allows the Company to calculate more refined reserve amounts for base and disability riders on UL policies. Under the prior valuation system, the method of disability waiver reserving assumed a level amount waived for the period of disability. The new valuation system allows the Company to reflect certain nuances in the riders such as waiver of increasing cost of insurance charges (COI’s), expenses, etc. As a result of implementing the new system, the Company recorded an increase in life reserves of $24,760 related to these riders. Additionally, for UL base policies the new valuation system allows better reflection of corridor amounts. The implementation of the better corridor amounts resulted in an increase in life reserves of $1,631. The total impact of the new valuation system was $26,391 which had a corresponding adjustment to unassigned surplus.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the balance sheet date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Liability for Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements and other annuity contracts. Deposits and withdrawals on these contracts are recorded as a direct increase or decrease, respectively, to the liability balance, and are not reflected as premiums, benefits or changes in reserves in the statement of operations.

The Company issues certain funding agreements with well-defined class-based annuity purchase rates defining either specific or maximum purchase rate guarantees. However, these funding agreements are not issued to or for the benefit of an identifiable individual or group of individuals. These contracts are classified as deposit-type contracts in accordance with SSAP No. 50.

Municipal Repurchase Agreements

Municipal repurchase agreements are investment contracts issued to municipalities that pay either a fixed or floating rate of interest on the guaranteed deposit balance. The floating interest rate is based on a market index. The related liabilities are equal to the policyholder deposit and accumulated interest on the contract.

These municipal repurchase agreements require a minimum of 95% of the fair value of the securities transferred to be maintained as collateral. The Company did not participate in repurchase agreements during 2012.

Premiums and Annuity Considerations

Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and are recognized over the premium paying periods of the related policies. Consideration received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting and recorded directly to an appropriate policy reserve account, without recognizing premium revenue.

Claims and Claim Adjustment Expense

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Activity in the liability for unpaid claims and related processing costs net of reinsurance is summarized as follows:

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year
Year ended December 31, 2012
2012	$—	$297,471	$177,262	$120,209
2011 and prior	192,420	(8,435)	108,845	75,140

	192,420	$289,036	$286,107	195,349

Active life reserve	453,015			487,112

Total accident and health reserves	$645,435			$682,461

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year
Year ended December 31, 2011
2011	$—	$308,586	$189,140	$119,446
2010 and prior	198,061	(14,379)	110,708	72,974

	198,061	$294,207	$299,848	192,420

Active life reserve	426,167			453,015

Total accident and health reserves	$624,228			$645,435

The Company’s unpaid claims reserve was decreased by $8,435 and $14,379 for the years ended December 31, 2012 and 2011, respectively, for health claims that occurred prior to those balance sheet dates. The change in 2012 and 2011 resulted primarily from variances in the estimated frequency of claims and claim severity.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The balance in the liability for unpaid accident and health claim adjustment expenses as of December 31, 2012 and 2011 was $2,096 and $2,127, respectively. The Company incurred $3,036 and paid $3,066 of claim adjustment expenses in the current year, of which $1,475 of the paid amount was attributable to insured or covered events of prior years. The Company incurred $4,840 and paid $4,930 of claim adjustment expenses during 2011, of which $1,926 of the paid amount was attributable to insured or covered events of prior years. The Company did not increase or decrease the provision for insured events of prior years during 2012 or 2011.

Reinsurance

Reinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of in force blocks of business are included in unassigned surplus and amortized into income as earnings emerge on the reinsured block of business. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively. Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded.

Stock Option Plan, Long-Term Incentive Compensation and Stock Appreciation Rights Plans

Certain management employees of the Company participate in a stock-based long-term incentive compensation plan issued by the Company’s indirect parent. In accordance with SSAP No. 13, Stock Options and Stock Purchase Plans, the expense or benefit related to this plan for the Company’s management employees has been charged to the Company, with an offsetting amount credit to paid-in surplus. The Company recorded an accrued expense in the amount of $482, $175 and $39 for the years ended December 31, 2012, 2011 and 2010, respectively.

Recent Accounting Pronouncements

Effective December 31, 2012, the Company adopted non-substantive revisions to SSAP No. 86 to require disclosure of embedded credit derivatives within a financial instrument that expose the holder to the possibility of making future payments, and adopted guidance from Accounting Standards Update (ASU) 2010-11, Derivatives and Hedging – Scope Exception Related to Embedded Credit Derivatives, to clarify that seller credit derivative disclosures do not apply to embedded derivative features related to the transfer of credit risk that is only in the form of subordination of one financial instrument to another. The adoption of these revisions had no impact to the Company’s results of operations or financial position.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Effective December 31, 2012, the Company adopted non-substantive revisions to SSAP No. 86 to move one aspect of the criteria for a hedged forecasted transaction and incorporate it as criteria for a fair value hedge. The adoption of this revision had no impact to the Company’s results of operations or financial position.

Effective December 31, 2012, the Company adopted non-substantive revisions to SSAP No. 27, Disclosure of Information about Financial Instruments with Off-Balance-Sheet Risk, Financial Instruments with Concentrations of Credit Risk and Disclosures about Fair Value of Financial Instruments, which clarifies that embedded derivatives, which are not separately recognized as derivatives under statutory accounting, are included in the disclosures of financial instruments with off-balance-sheet risk. The adoption of this revision had no impact to the Company’s results of operations or financial position.

Effective December 31, 2012, the Company adopted non-substantive revisions to SSAP No. 1, Disclosures of Accounting Policies, Risks and Uncertainties and Other Disclosures. These revisions require reference to the accounting policy and procedure footnote that describes permitted or prescribed practices when an individual note is impacted by such practices. The adoption of this requirement had no impact to the Company’s results of operation or financial position and did not require any additional disclosures. See Note 8 Policy and Contract Attributes for further details.

Effective January 1, 2012, the Company adopted revisions to SSAP No. 100, Fair Value Measurements (SSAP No. 100). These revisions require new disclosures of fair value hierarchy and the method used to obtain the fair value measurement, a new footnote that summarizes hierarchy levels by type of financial instrument and gross presentation of purchases, sales, issues and settlements within the reconciliation for fair value measurements categorized within Level 3 of the hierarchy. The adoption of these revisions had no impact to the Company’s results of operations or financial position, but did require additional disclosures. See Note 4 Fair Values of Financial Instruments for further details.

Effective January 1, 2012, the Company began computing current and deferred income taxes in accordance with SSAP No. 101. This statement established statutory accounting principles for current and deferred federal and foreign income taxes and current state income taxes. The adoption of this statement resulted in the transfer of $121,120 from Aggregate Write-Ins for Other than Special Surplus Funds to Unassigned Funds and updates to the Company’s income tax disclosures. See Note 7 Income Taxes for further details.

For the years ended December 31, 2011 and 2010, the Company adopted SSAP No. 10R, Income Taxes – Revised, A Temporary Replacement of SSAP No. 10 (SSAP No. 10R). This statement established statutory accounting principles for current and deferred federal and foreign income

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

taxes and current state income taxes. The SSAP temporarily superseded SSAP No. 10, Income Taxes. SSAP No. 10R allowed an entity to elect to admit additional deferred tax assets (DTAs) utilizing a three year loss carryback provision, plus the lesser of a look-forward of three years on gross DTAs expected to be realized or 15% of statutory capital and surplus if the entity’s risk-based capital is above the 250% risk-based capital level where an action level could occur as a result of a trend test utilizing the old SSAP No. 10 provisions to calculate the DTA. Prior to the adoption of SSAP No. 10R, the admitted DTA was calculated by taking into consideration a one year loss carryback and look-forward on gross DTAs that can be expected to be realized and a 10% capital and surplus limit on the admitted amount of the DTA. The Company elected to admit additional deferred tax assets pursuant to SSAP No. 10R and as a result, the cumulative effect of the adoption of this standard was the difference between the calculation of the admitted DTA per SSAP No.10R and the old SSAP No. 10 methodology at December 31, 2011 and 2010. This change in accounting principle increased surplus by a net amount of $121,120 and $97,381, respectively, at December 31, 2011 and 2010, which has been recorded within the statements of changes in capital and surplus.

Effective December 31, 2011, the Company adopted SSAP No. 5R, Liabilities, Contingencies and Impairments of Assets – Revised. The revisions require the Company to recognize a liability equal to the greater of (a) the fair value of the guarantee at its inception, even if the likelihood of payment under the guarantee is remote or (b) the contingent liability amount required to be recognized if it is probable that a liability has been incurred at the financial statement date and the amount of loss can reasonably be determined. While this guidance does not exclude guarantees issued as intercompany transactions or between related parties from the initial liability recognition requirement, there are certain exceptions. Guarantees made to/or on behalf of a wholly-owned subsidiary and related party guarantees that are considered “unlimited” (for example, in response to a rating agency’s requirement to provide a commitment to support) are exempt from the initial liability recognition. Additional disclosures are also required under this new guidance for all guarantees, whether or not they meet the criteria for initial liability recognition. The adoption of this new accounting principle had no material impact to the Company’s results of operations or financial position, but did require additional disclosures regarding these guarantees. See Note 14 on Commitments and Contingencies for further details.

Effective December 31, 2011, the Company adopted non-substantive revisions to SSAP No. 100, to incorporate the provisions of ASU 2010-06, Improving Disclosures about Fair Value Measurements. This revision required a new disclosure for assets and liabilities for which fair value is not measured and reported in the statement of financial position but is otherwise disclosed. The adoption of these revisions had no impact to the Company’s results of operations or financial position. See Note 4 for further details.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Effective December 31, 2011, the Company adopted non-substantive changes to SSAP No. 32, Investments in Preferred Stock (including investments in preferred stock of subsidiary, controlled, or affiliated entities). The amendment was made to clarify the definition of preferred stock. Under the revised SSAP No. 32, a preferred stock is defined as any class or series of shares the holders of which have any preference, either as to the payment of dividends or distribution of assets on liquidation, over the holder of common stock [as defined in SSAP No. 30, Investments in Common Stock (excluding investments in common stock of subsidiary, controlled, or affiliated entities)] issued by an entity. This revised definition had no impact to the Company.

Effective January 1, 2011, the Company adopted SSAP No. 35R, Guaranty Fund and Other Assessments – Revised. This statement modified the conditions required for recognizing a liability for insurance-related assessments and required additional disclosures. The adoption of this accounting principle had no financial impact to the Company. See Note 14 for disclosures related to guaranty fund assessments. The adoption of this accounting principle had no financial impact to the Company.

Effective January 1, 2011, the Company adopted revisions to certain paragraphs of SSAP No. 43R, Loan-backed and Structured Securities to clarify the accounting for gains and losses between AVR and IMR. The revisions clarify that an AVR/IMR bifurcation analysis should be performed when SSAP No. 43R securities are sold (not just as a result of impairment). These changes were applied on a prospective basis and had no financial impact to the Company upon adoption.

Effective January 1, 2011, the Company adopted revisions to SSAP No. 43R to clarify the definitions of loan-backed and structured securities. The clarified guidance was applied prospectively and had no financial impact to the Company upon adoption.

Effective December 31, 2010, the Company adopted modifications made to SSAP No. 91R, Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities. The amendments resulted in cash collateral received from counterparties to derivatives contracts also being reported on the Company’s balance sheet in the respective asset class in which the cash was reinvested (short-term investments and bonds). A separate liability was established to record the obligation to return the cash collateral (Payable for derivative cash collateral). These balances were recorded on the Company’s balance sheet effective January 1, 2010 and resulted in an increase to assets of $63,047, an increase to liabilities of $62,065 and a net increase to surplus of $982 The net increase to surplus is comprised of $1,141 of accumulated earnings offset by unrealized losses associated with securities that were reported at lower of cost or market at the time of adoption of $159.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Effective January 1, 2013, the Company will adopt SSAP No. 92, Postretirement Benefits Other Than Pensions, A Replacement of SSAP No. 14 and SSAP No. 102, Accounting for Pensions, A Replacement of SSAP No. 89. This guidance impacts accounting for defined benefit pension plans or other postretirement plans, along with related disclosures. SSAP No. 102 requires recognition of the funded status of the plan based on the projected benefit obligation instead of the accumulated benefit obligation as under SSAP No. 89. In addition, SSAP No. 92 and SSAP No. 102 require consideration of non-vested participants. The adoption of these standards will not impact the Company’s results of operations, financial position or disclosures as the Company does not sponsor the pension plan and is not directly liable under the plan. See Note 11 for further discussion of the Company’s pension plan and other postretirement plans as sponsored by Aegon.

Effective January 1, 2013, the Company will adopt SSAP No. 103, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities which adopts with modifications the guidance in ASU 2009-16, Transfers and Servicing (Topic 860): Accounting for Transfers of Financial Assets and supersedes SSAP No. 91R, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. The impact of the adoption of this standard is expected to be immaterial to the Company.

Effective January 1, 2013, the Company will adopt non-substantive revisions to SSAP No. 36, Troubled Debt Restructuring. These revisions adopt guidance from ASU 2011-02, Receivables – A Creditors’ Determination of Whether a Restructuring is a Troubled Debt Restructuring, which clarifies what constitutes a troubled debt restructuring and adopts with modification troubled debt restructuring disclosures for creditors from ASU 2010-20: Receivables (Topic 310), Disclosures About the Credit Quality of Financing Receivables and the Allowance for Credit Losses. The adoption of this revision is not expected to impact the financial position or results of operations of the Company.

Effective December 31, 2013, the Company will adopt revisions to SSAP No. 35R, Guaranty Fund and Other Assessments – Revised which incorporates subsequent event (Type II) disclosures for entities subject to Section 9010 of the Patient Protection and Affordable Care Act related to assessments payable. The adoption of this revision is not expected to impact the financial position or results of operations of the Company as revisions relate to disclosures only.

2. Prescribed and Permitted Statutory Accounting Practices

The financial statements of the Company are presented on the basis of accounting principles prescribed or permitted by the Insurance Division, Department of Commerce, of the State of Iowa. The Insurance Division, Department of Commerce, of the State of Iowa recognizes only statutory accounting practices prescribed or permitted by the State of Iowa for determining and reporting the financial condition and results of operations of an insurance company for determining its solvency under Iowa Insurance Law.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The NAIC SAP has been adopted as a component of prescribed or permitted practices by the State of Iowa. The State of Iowa adopted a prescribed accounting practice that differs from that found in the NAIC SAP related to reserve credits and secondary guarantee reinsurance treaties. As prescribed by Iowa Administrative Code 191-17.3(2), the commissioner found that the Company is entitled to take reserve credit for such a reinsurance contract in the amount equal to the portion of total reserves attributable to the secondary guarantee, whereas this type of reinsurance does not meet the specific requirements of SSAP No. 61, Life, Deposit-Type and Accident and Health Reinsurance and Appendix A-791 of the NAIC SAP.

A reconciliation of the Company’s net income and capital and surplus between NAIC SAP and practices prescribed by the State of Iowa is shown below:

	2012	2011	2010
Net income (loss) State of Iowa basis	$143,456	$481,708	$(537)
State prescribed practice for secondary guarantee reinsurance	—	—	—

Net income (loss), NAIC SAP	$143,456	$481,708	$(537)

Statutory surplus, State of Iowa basis	$811,320	$980,853	$1,174,422
State prescribed practice for secondary guarantee reinsurance	(36,211)	(33,734)	(31,755)

Statutory surplus, NAIC SAP	$775,109	$947,119	$1,142,667

3. Accounting Changes and Correction of Errors

During the first quarter of 2011, it was determined that the investment income credit calculation that was utilized at year end 2010 to determine the amount of income to remit to an affiliated reinsurer was incorrect. This prior year error resulted in an understatement of the amount of funds withheld investment income that should have been remitted to the affiliated reinsurer for the year of 2010 in the amount of $5,636. This correction has been presented as a change in unassigned surplus.

During 2010, the Company corrected the ceding commission exchanged with an affiliated reinsurer to be consistent with the agreement that exists between the entities. Had this error been corrected through December 31, 2009, the Company would have realized additional income in the amount of $8,679. This correction has been presented as an increase to unassigned surplus.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

During 2010, the Company corrected an error related to the IMR liability associated with the fixed annuity block of business that was ceded to Transamerica Life International (Bermuda) Ltd. (TLIB), an affiliate. In conjunction with the reinsurance agreement enacted in 2009, the Company should have released the IMR liability. To correct the error, the Company reduced the IMR liability and increased unassigned surplus by $16,504, which represents the amount of the IMR liability that should have been released in 2009 as part of the reinsurance transaction.

4. Fair Values of Financial Instruments

The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Determination of fair value

The fair values of financial instruments are determined by management after taking into consideration several sources of data. When available, the Company uses quoted market prices in active markets to determine the fair value of its investments. The Company’s valuation policy utilizes a pricing hierarchy which dictates that publicly available prices are initially sought from indices and third-party pricing services. In the event that pricing is not available from these sources, those securities are submitted to brokers to obtain quotes. Lastly, securities are priced using internal cash flow modeling techniques. These valuation methodologies commonly use reported trades, bids, offers, issuer spreads, benchmark yields, estimated prepayment speeds, and/or estimated cash flows.

To understand the valuation methodologies used by third-party pricing services, the Company reviews and monitors their applicable methodology documents. Any changes to their methodologies are noted and reviewed for reasonableness. In addition, the Company performs in-depth reviews of prices received from third-party pricing services on a sample basis. The objective for such reviews is to demonstrate that the Company can corroborate detailed information such as assumptions, inputs and methodologies used in pricing individual securities against documented pricing methodologies. Only third-party pricing services and brokers with a substantial presence in the market and with appropriate experience and expertise are used.

Each month, the Company performs an analysis of the information obtained from indices, third-party services and brokers to ensure that the information is reasonable and produces a reasonable estimate of fair value. The Company considers both qualitative and quantitative factors as part

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

of this analysis, including but not limited to, recent transactional activity for similar securities, review of pricing statistics and trends, and consideration of recent relevant market events. Other controls and procedures over pricing received from indices, third-party pricing services or brokers include validation checks such as exception reports which highlight significant price changes, stale prices or un-priced securities.

Fair value hierarchy

The Company’s financial assets and liabilities carried at fair value are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1), and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1 -	Unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2 -	Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a) Quoted prices for similar assets or liabilities in active markets

b) Quoted prices for identical or similar assets or liabilities in non-active markets

c) Inputs other than quoted market prices that are observable

d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Level 3 -	Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect the Company’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash Equivalents and Short-Term Investments: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair values. Cash is not included in the below tables.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Short-Term Notes Receivable from Affiliates: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair value.

Bonds and Stocks: The NAIC allows insurance companies to report the fair value determined by the SVO or to determine the fair value by using a permitted valuation method. The fair values of bonds and stocks are reported or determined using the following pricing sources: indexes, third party pricing services, brokers, external fund managers and internal models.

Fair values for fixed maturity securities (including redeemable preferred stock) actively traded are determined from third-party pricing services, which are determined as discussed above in the description of level one and level two values within the fair value hierarchy. For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from third-party pricing services, or are based on non-binding broker quotes or internal models. In the case of private placements, fair values are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments.

Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flows analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Other Invested Assets: The fair values for other invested assets, which include investments in surplus notes issued by other insurance companies and fixed or variable rate investments with underlying characteristics of bonds, were determined primarily by using indexes, third party pricing services and internal models.

Derivative Financial Instruments: The estimated fair values of interest rate caps and options are based upon the latest quoted market price at the balance sheet date. The estimated fair values of swaps, including interest rate and currency swaps, are based on pricing models or formulas using current assumptions. The estimated fair value of credit default swaps are based upon the pricing differential as of the balance sheet date for similar swap agreements.

Policy Loans: The fair value of policy loans is equal to the book value of the loan, which is stated at unpaid principal balance.

Securities Lending Reinvested Collateral: The cash collateral from securities lending is reinvested in various short-term and long-term debt instruments. The fair values of these investments are determined using the methods described above under Cash, Cash Equivalents and Short-Term Investments and Bonds and Stocks.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Receivable From/Payable to Parent, Subsidiaries and Affiliates: The carrying amount of receivable from/payable to affiliates approximates their fair value.

Separate Account Assets and Annuity Liabilities: The fair value of separate account assets are based on quoted market prices when available. When not available, they are valued in the same manner as general account assets as further described in this note. The fair value of separate account annuity liabilities is based on the account value for separate accounts business without guarantees. For separate accounts with guarantees, fair value is based on discounted cash flows.

Investment Contract Liabilities: Fair value for the Company’s liabilities under investment contracts, which include deferred annuities, GICs and funding agreements, are estimated using discounted cash flow calculations. The carrying value of the Company’s liabilities for deferred annuities with minimum guaranteed benefits is determined using a stochastic valuation as described in Note 8, which approximates the fair value. For investment contracts without minimum guarantees, fair value is estimated using discounted cash flows. For those liabilities that are short in duration, carrying amount approximates fair value.

Deposit-Type Contracts: The carrying amounts of deposit-type contracts reported in the accompanying balance sheets approximate their fair values.

Surplus Notes: Fair values for surplus notes are estimated using a discounted cash flow analysis based on the Company’s current incremental borrowing rate for similar types of borrowing arrangements.

The Company accounts for its investments in affiliated common stock using the equity method of accounting; as such, they are not included in the following disclosures as they are not carried at fair value on the balance sheets.

The Company accounts for derivatives that receive and pass hedge accounting in the same manner as the underlying hedged instrument. If that instrument is held at amortized cost, then the derivative is also held at amortized cost and therefore it is not included in the following disclosures as it is not carried at fair value on the balance sheets.

Fair values for the Company’s insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the Company’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The following tables set forth a comparison of the estimated fair values and carrying amounts of the Company’s financial instruments, including those not measured at fair value in the balance sheets, as of December 31, 2012 and 2011, respectively:

	December 31 2012
	Aggregate Fair Value	Admitted Assets	(Level 1)	(Level 2)	(Level 3)	Not practicable (Carrying Value)
Admitted assets
Cash equivalents and short-term investments, other than affiliates	$1,340,103	$1,340,103	$—	$1,340,103	$—	$—
Bonds	13,724,625	12,448,872	657,112	12,371,746	695,767	—
Preferred stocks, other than affiliates	7,715	8,418	—	7,579	136	—
Common stocks, other than affiliates	79,006	79,006	5,773	—	73,233	—
Mortgage loans on real estate	1,964,977	1,864,851	—	—	1,964,977	—
Other invested assets	145,019	135,696	—	136,328	8,691	—
Floors, caps, options and swaptions	96,009	96,009	65	95,944	—	—
Interest rate swaps	474,682	27,728	—	474,682	—	—
Currency swaps	13,552	5,960	—	13,552	—	—
Credit default swaps	1,283	36	—	1,283	—	—
Policy loans	477,665	477,665	—	477,665	—	—
Securities lending reinvested collateral	350,162	350,329	—	350,162	—	—
Receivable from parent, subsidiaries and affiliates	1,788	1,788	—	1,788	—	—
Separate account assets	11,548,616	12,669,510	9,723,879	1,800,699	24,038	—

Liabilities
Investment contract liabilities	4,522,569	4,619,786	—	435,540	4,087,029	—
Interest rate swaps	146,339	26,853	—	146,339	—	—
Currency swaps	37,673	39,587	—	37,673	—	—
Credit default swaps	2,616	6,072	—	2,616	—	—
Payable to parent, subsidiaries and affiliates	34,378	34,378	—	34,378	—	—
Separate account annuity liabilities	12,605,439	12,605,099	—	12,435,092	170,347	—
Surplus notes	178,570	160,000	—	—	178,570	—

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	December 31 2011
	Carrying Amount	Estimated Fair Value
Admitted assets
Cash equivalents and short-term investments, other than affiliates	$608,168	$608,168
Short-term notes receivable from affiliates	95,000	95,000
Bonds	13,926,055	14,740,413
Preferred stocks, other than affiliates	24,514	23,183
Common stocks, other than affiliates	81,748	81,748
Mortgage loans on real estate	2,131,124	2,203,729
Other invested assets	130,543	129,802
Floors, caps, options and swaptions	75	75
Interest rate swaps	11,798	617,866
Currency swaps	2,131	13,309
Credit default swaps	693	597
Policy loans	487,043	487,043
Securities lending reinvested collateral	328,390	328,161
Receivable from parent, subsidiaries and affiliates	104,622	104,622
Separate account assets	11,471,551	11,471,551

Liabilities
Investment contract liabilities	5,354,101	5,857,094
Interest rate swaps	29,438	207,626
Currency swaps	28,593	32,690
Credit default swaps	2,242	6,848
Payable to parent, subsidiaries and affiliates	120,783	120,783
Separate account annuity liabilities	11,409,638	11,408,631
Surplus notes	160,000	160,310

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The following tables provide information about the Company’s financial assets and liabilities measured at fair value as of December 31, 2012 and 2011:

	2012
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Industrial and miscellaneous	$—	$27,052	$15,467	$42,519

Total bonds	—	27,052	15,467	42,519
Preferred stock
Industrial and miscellaneous	—	—	136	136

Total preferred stock	—	—	136	136
Common stock
Industrial and miscellaneous	5,773	—	73,233	79,006

Total common stock	5,773	—	73,233	79,006
Short-term investments
Government	—	2	—	2
Industrial and miscellaneous	—	1,098,015	—	1,098,015
Money market mutual fund	—	166,890	—	166,890
Sweep accounts	—	75,196	—	75,196

Total short-term investments	—	1,340,103	—	1,340,103
Derivative assets	66	97,509	—	97,575
Separate account assets	9,723,879	1,800,700	24,038	11,548,617

Total assets	$9,729,718	$3,265,364	$112,874	$13,107,956

Liabilities:
Derivative liabilities	$—	$21,020	$—	$21,020
Separate account liabilities	—	1,722	—	1,722

Total liabilities	$—	$22,742	$—	$22,742

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	2011
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Industrial and miscellaneous	$—	$17,078	$14,443	$31,521
Hybrid securities	—	8,400	—	8,400

Total bonds	—	25,478	14,443	39,921
Preferred stock
Industrial and miscellaneous	—	3,825	136	3,961

Total preferred stock	—	3,825	136	3,961
Common stock
Industrial and miscellaneous	3,641	1	78,106	81,748

Total common stock	3,641	1	78,106	81,748
Short-term investments
Government	—	2	—	2
Industrial and miscellaneous	—	374,441	—	374,441
Money market mutual fund	—	232,419	—	232,419
Sweep accounts	—	1,304	—	1,304

Total short-term investments	—	608,166	—	608,166
Derivative assets	76	—	—	76
Separate account assets	8,818,588	1,604,236	31,150	10,453,974

Total assets	$8,822,305	$2,241,706	$123,835	$11,187,846

Liabilities:
Derivative liabilities	$—	$20,178	$—	$20,178
Separate account liabilities	—	2,687	—	2,687

Total liabilities	$—	$22,865	$—	$22,865

Bonds classified in Level 2 are valued using inputs from third party pricing services or broker quotes. Level 3 measurements for bonds are primarily those valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilize inputs that are not market observable.

Preferred stock in Level 3 is being internally calculated.

Common stock in Level 3 is comprised primarily of shares in the Federal Home Loan Bank (FHLB) of Des Moines, which are valued at par as a proxy for fair value as they can only be redeemed by the bank. In addition, the Company owns common stock being carried at book value and some warrants that are valued using broker quotes.

Short-term investments are classified as Level 2 as they are carried at amortized cost, which approximates fair value.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Derivatives classified as Level 2 would represent over-the-counter (OTC) contracts valued using pricing models based on the net present value of estimated future cash flows, directly observed prices from exchange-traded derivatives, other OTC trades or external pricing services.

Separate account assets are valued and classified in the same way as general account assets (described above). For example, separate account assets in Level 3 are those valued using broker quotes or internal modeling which utilize unobservable inputs.

During 2012 and 2011, there were no transfers between Level 1 and 2, respectively.

The following tables summarize the changes in assets and liabilities classified in Level 3 for 2012 and 2011:

	Balance at January 1, 2012	Transfers into Level 3	Transfers out of Level 3	Total Gains and (Losses) Included in Net income (a)	Total Gains and (Losses) Included in Surplus (b)
Bonds
RMBS	$1,219	$621	$1,047	$(198)	$(236)
Other	13,224	3,149	2,993	(1,835)	3,127
Preferred stock	136	—	—	—	—
Common stock	78,106	—	788	—	(2,486)
Derivatives	—	4,257	—	—	1,400
Separate account assets	31,150	1,145	1,033	104	(6,422)

Total	$123,835	$9,172	$5,861	$(1,929)	$(4,617)

	Purchases	Issuances	Sales	Settlements	Balance at December 31, 2012
Bonds
RMBS	$—	$—	$—	$112	$247
Other	30	2,610	—	2,092	15,220
Preferred stock	—	—	—	—	136
Common stock	—	2,116	—	3,715	73,233
Derivatives	6,369	—	—	12,026	—
Separate account assets	—	—	—	906	24,038

Total	$6,399	$4,726	$—	$18,851	$112,874

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	Balance at January 1, 2011	Transfers into Level 3	Transfers out of Level 3	Total Gains and (Losses) Included in Net income (a)	Total Gains and (Losses) Included in Surplus (b)
Bonds
RMBS	$9,258	$6	$4,990	$(2,807)	$222
Other	17,719	—	1,740	(487)	280
Preferred stock	154	15	—	—	(33)
Common stock	34,702	693	1	—	(836)
Separate account assets	40,887	3,156	2,909	120	(8,077)

Total	$102,720	$3,870	$9,640	$(3,174)	$(8,444)

	Purchases	Issuances	Sales	Settlements	Balance at December 31, 2011
Bonds
RMBS	$—	$—	$—	$468	$1,221
Other	—	—	—	2,550	13,222
Preferred stock	—	—	—	—	136
Common stock	—	43,548	—	—	78,106
Separate account assets	—	—	1,287	740	31,150

Total	$—	$43,548	$1,287	$3,758	$123,835

(a)	Recorded as a component of Net Realized Capital Gains/Losses in the Statements of Operations
(b)	Recorded as a component of Change in Net Unrealized Capital Gains/Losses in the Statements of Changes in Capital and Surplus

The Company’s policy is to recognize transfers in and out of levels as of the beginning of the reporting period.

Transfers in for bonds were attributed to securities being valued using third party vendor inputs at December 31, 2011, subsequently changing to being valued using broker quotes during 2012. In addition, transfers in for bonds were attributed to securities being valued using third party vendor inputs at December 31, 2011, subsequently changing to being internally modeled during 2012. Transfers in for bonds were attributed to securities being valued using broker quotes which utilize observable inputs at December 31, 2011, subsequently changing to being valued using broker quotes which utilize unobservable inputs during 2012. Transfers in for bonds were attributed to securities being carried at amortized cost at December 31, 2011 and 2010, subsequently being carried at fair value during 2012 and 2011.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Transfers out for bonds were attributed to securities being carried at fair value at December 31, 2011 and 2010, subsequently changing to being carried at amortized cost during 2012 and 2011. Also, transfers out for bonds were the result of securities being valued using internal models at December 31, 2011, subsequently changing to being valued using vendor inputs during 2012. At December 31, 2011, transfers out for bonds were attributed to securities being valued using broker quotes at December 31, 2010, subsequently changing to being valued using third party vendor inputs during 2011.

Transfers in for preferred stock were attributed to securities being carried at amortized cost at December 31, 2010, subsequently changing to securities being carried at fair value during 2011.

Transfers in for common stock were attributed to securities being valued using index pricing at December 31, 2010, subsequently changing to securities being valued using a stale price during 2011.

Transfers out for common stock were attributed to securities being valued using a stale price at December 31, 2011, subsequently changing to being valued using vendor inputs during 2012. At December 31, 2011, transfers out for common stock were attributed to securities being valued using a stale price at December 31, 2010, subsequently changing to being valued using index pricing during 2011.

Transfers in for derivatives were attributed to securities being carried at amortized cost at December 31, 2011, subsequently changing to being carried at fair value during 2012.

Transfers in for separate account bonds were partly attributed to securities being valued using third party vendor inputs at December 31, 2011, subsequently changing to being valued using a stale price, thus causing the transfer into Level 3 during 2012. Transfers in for separate account bonds were also attributed to securities being carried at amortized cost at December 31, 2011, subsequently changing to being carried at fair value during 2012. At December 31, 2011, transfers in for separate account bonds were attributed to securities being valued using third party vendor inputs at December 31, 2010, subsequently changing to being valued using broker quotes during 2011.

Transfers out for separate account bonds were attributed to securities being valued using internal modeling at December 31, 2011, subsequently changing to being valued using vendor inputs during 2012. At December 31, 2011, transfers out for separate account bonds were attributed to securities being valued using broker quotes at December 31, 2010, subsequently changing to being valued using third party vendor inputs during 2011.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

5. Investments

The carrying amounts and estimated fair values of investments in bonds and preferred stocks are as follows:

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses 12 Months or More	Gross Unrealized Losses less Than 12 Months	Estimated Fair Value
December 31, 2012
Unaffiliated bonds:
United States Government and agencies	$374,681	$69,908	$71	$32	$444,486
State, municipal and other government	439,755	80,688	6,794	83	513,566
Hybrid securities	407,536	10,892	102,392	—	316,036
Industrial and miscellaneous	8,568,198	1,242,136	12,199	14,798	9,783,337
Mortgage and other asset-backed securities	2,601,502	139,599	118,613	1,714	2,620,774

	12,391,672	1,543,223	240,069	16,627	13,678,199
Unaffiliated preferred stocks	8,418	275	978	—	7,715

	$12,400,090	$1,543,498	$241,047	$16,627	$13,685,914

	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses 12 Months or More	Gross Unrealized Losses less Than 12 Months	Estimated Fair Value
December 31, 2011
Unaffiliated bonds:
United States Government and agencies	$574,439	$114,386	$195	$—	$688,630
State, municipal and other government	260,209	18,794	5,200	6,691	267,112
Hybrid securities	378,284	240	125,568	7,128	245,828
Industrial and miscellaneous	9,033,669	1,116,861	57,739	26,329	10,066,462
Mortgage and other asset-backed securities	3,614,552	125,172	309,853	5,434	3,424,437

	13,861,153	1,375,453	498,555	45,582	14,692,469
Unaffiliated preferred stocks	24,514	159	—	1,490	23,183

	$13,885,667	$1,375,612	$498,555	$47,072	$14,715,652

At December 31, 2012 and 2011, respectively, for bonds and preferred stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 192 and 315 securities with a carrying amount of $1,524,672 and $2,998,292 and an unrealized loss of $241,047 and $498,555 with an average price of 84.2 and 83.4 (fair value/amortized cost). Of this portfolio, 66.6% and 76.3% were investment grade with associated unrealized losses of $107,124 and $276,258, respectively.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

At December 31, 2012 and 2011, respectively, for bonds and preferred stocks that have been in a continuous loss position for less than twelve months, the Company held 144 and 224 securities with a carrying amount of $874,294 and $1,119,194 and an unrealized loss of $16,627 and $47,072 with an average price of 98.1 and 95.8 (fair value/amortized cost). Of this portfolio, 96.8% and 81.1% were investment grade with associated unrealized losses of $15,035 and $32,214, respectively.

At December 31, 2012 and 2011, respectively, for common stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 3 and 4 securities with a cost of $14 and $24,779 and an unrealized loss of $1 and $1,777 with an average price of 96.9 and 92.8 (fair value/cost).

At December 31, 2012, for common stocks that have been in a continuous loss position for less than twelve months, the Company held 5 securities with a cost of $28,665 and an unrealized loss of $78 with an average price of 99.7 (fair value/cost).

At December 31, 2011, the Company did not have any recorded common stock that had been in a continuous loss position for less than twelve months.

The estimated fair value of bonds, preferred stocks and common stocks with gross unrealized losses at December 31, 2012 and 2011 is as follows:

	Losses 12 Months or More	Losses Less Than 12 Months	Total
December 31, 2012

Unaffiliated bonds:
United States Government and agencies	$3,328	$14,923	$18,251
State, municipal and other government	35,022	3,614	38,636
Hybrid securities	202,462	—	202,462
Industrial and miscellaneous	189,141	781,804	970,945
Mortgage and other asset-backed securities	851,649	57,326	908,975

	1,281,602	857,667	2,139,269
Unaffiliated preferred stocks	2,022	—	2,022
Unaffiliated common stocks	14	28,588	28,602

	$1,283,638	$886,255	$2,169,893

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	Losses 12 Months or More	Losses Less Than 12 Months	Total
December 31, 2011
Unaffiliated bonds:
United States Government and agencies	$5,579	$957	$6,536
State, municipal and other government	41,547	40,034	81,581
Hybrid securities	196,013	39,068	235,081
Industrial and miscellaneous	680,599	716,289	1,396,888
Mortgage and other asset-backed securities	1,575,999	256,826	1,832,825

	2,499,737	1,053,174	3,552,911
Unaffiliated preferred stocks	—	18,948	18,948
Unaffiliated common stocks	23,003	—	23,003

	$2,522,740	$1,072,122	$3,594,862

The carrying amount and estimated fair value of bonds at December 31, 2012, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

	Carrying Amount	Estimated Fair Value
Due in one year or less	$627,499	$633,900
Due after one year through five years	1,929,868	2,094,547
Due after five years through ten years	1,962,109	2,198,145
Due after ten years	5,270,694	6,130,833

	9,790,170	11,057,425
Mortgage and other asset-backed securities	2,601,502	2,620,774

	$12,391,672	$13,678,199

For impairment policies related to non-structured and structured securities, refer to Note 1 under Investments.

Banking

At December 31, 2012 the Company’s banking sector portfolio had investments in an unrealized loss position which had a fair value of $510,736 and a carrying value of $651,726, resulting in a gross unrealized loss of $140,990. The banking sub-sector in the Company’s portfolio is large, diverse and of high quality. The unrealized losses in the banking sub-sector primarily reflect the size of the Company’s holdings, low floating rate coupons on some securities and credit spread widening in the sector due to the Sovereign debt crisis in Europe as well as residual impact from both the U.S. financial crisis and concerns over the U.S. Fiscal Cliff.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

As a whole, the sub-sector improved in the second half of 2012, following a volatile first half. Decisive steps by European Union (EU) leaders and world central banks to stabilize the euro and improve funding conditions calmed investor concerns that a euro breakup was imminent. Credit spreads continue to reflect some uncertainty over new efforts by regulators to impose “burden sharing” on creditors in order to quickly stabilize or wind up troubled banks. While these measures have made securities more volatile in the near-term, new, more stringent global legislation on bank capital and liquidity requirements is intended to reduce overall risk in the sector going forward and decouple troubled banks from the Sovereign. Furthermore, central banks appear committed to providing liquidity to the market, while asset write-downs and credit losses have diminished substantially in all but the most troubled countries.

The value of the Company’s investments in deeply subordinated securities in the financial services sector may be significantly impacted if issuers of certain securities with optional deferral features exercise the option to defer coupon payments or are required to defer as a condition of receiving government aid. The deeply subordinated securities issued by non-U.S. Banks are broadly referred to as capital securities which can be categorized as Tier 1 or Upper Tier 2. Capital securities categorized as “Tier 1” are typically perpetual with a non-cumulative coupon that can be deferred under certain conditions. Capital securities categorized as “Upper Tier 2” are generally perpetual with a cumulative coupon that is deferrable under certain conditions. The deeply subordinated securities issued by U.S. Banks can be categorized as trust preferred or hybrid. Capital securities categorized as trust preferred typically have an original maturity of 30 years with call features after 10 years with a cumulative coupon that is deferrable under certain conditions. Capital securities categorized as hybrid typically have an original maturity of more than 30 years, may be perpetual and are generally subordinate to traditional trust preferred securities.

The Company’s available-for-sale debt securities for Belfius Bank SA have a fair value of $41,750 as of December 31, 2012. These below investment grade securities are Upper Tier 2 and had gross unrealized losses of $38,888 as of December 31, 2012. Belfius Bank SA was created subsequent to the restructuring of Dexia SA. Dexia’s reliance on short-term wholesale funding caused a near-collapse as funding markets froze in 2008 and 2009. Capital injections from Belgium, France and Luxembourg, along with guarantees on Dexia’s funding, provided sufficient access to funding markets until the Sovereign debt crisis in 2011 put too much strain on Dexia’s large funding needs. In November 2011, a new restructuring plan was put in place for Dexia SA and 100% of Dexia Bank Belgium was sold to the Belgian state. The Company’s bonds now form part of the capital structure of that entity which was rebranded as Belfius Bank SA during the first half of 2012. Payments continue to be made on the Company’s holdings in accordance with the original bond agreements.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company evaluated the near-term prospects of the issuers in relation to the severity and duration of the unrealized loss and does not consider those investments to be impaired as of December 31, 2012.

Subprime Mortgages

At December 31, 2012, the Company’s asset-backed securities (ABS) subprime mortgages portfolio had investments in an unrealized loss position which had a fair value of $125,697 and a carrying value of $149,339, resulting in a gross unrealized loss of $23,642. The unrealized loss in the sector is primarily a result of the housing downturn the United States has experienced since 2007. Even with the stabilization over the past two years, fundamentals in ABS subprime mortgages continue to be weak, which impacts the magnitude of the unrealized loss. Delinquencies and severities in property liquidations remain at an elevated level, while prepayments remain at historically low levels. Due to the weak fundamental situation, reduced liquidity and the requirement for higher yields due to market uncertainty, credit spreads remain elevated across the asset class.

The Company does not currently invest in or originate whole loan residential mortgages. The Company categorizes ABS issued by a securitization trust as having subprime mortgage exposure when the average credit score of the underlying mortgage borrowers in a securitization trust is below 660 at issuance. The Company also categorizes ABS issued by a securitization trust with second lien mortgages as subprime mortgage exposure, even though a significant percentage of second lien mortgage borrowers may not necessarily have credit scores below 660 at issuance. The Company does not have any “direct” residential mortgages to subprime borrowers outside of the ABS structures.

All ABS subprime mortgage securities are monitored and reviewed on a monthly basis. Detailed cash flow models using the current collateral pool and capital structure on the portfolio are updated and are reviewed quarterly. Model output is generated under base and stress-case scenarios. The Company’s internal ABS-housing asset specialists utilize widely recognized industry modeling software to perform a loan-by-loan, bottom-up approach to modeling. Key assumptions used in the models are projected defaults, loss severities and prepayments. Each of these key assumptions varies greatly based on the significantly diverse characteristics of the current collateral pool for each security. Loan-to-value, loan size and borrower credit history are some of the key characteristics used to determine the level of assumption that is utilized. Defaults were estimated by identifying the loans that are in various delinquency buckets and defaulting a certain percentage of them over the near-term and long-term. Assumed defaults on delinquent loans are dependent on the specific security’s collateral attributes and historical performance.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Loss severity assumptions were determined by observing historical rates from broader market data and by adjusting those rates for vintage specific pool performance, collateral type, mortgage insurance and estimated loan modifications. Prepayments were estimated by examining historical averages of prepayment activity on the underlying collateral. Once the entire pool is modeled, the results are closely analyzed by the Company’s internal asset specialist to determine whether or not the particular tranche or holding is at risk for not collecting all contractual cash flows, taking into account the seniority and other terms of the tranches held.

If cash flow models indicate a credit event will impact future cash flows and the Company does not have the intent to sell the tranche or holding and does have the intent and ability to hold the security, the security is impaired to discounted cash flows. As the remaining unrealized losses in the ABS subprime mortgage portfolio relate to holdings where the Company expects to receive full principal and interest, the Company does not consider the underlying investments to be impaired as of December 31, 2012.

Residential Mortgage-Backed Securities (RMBS) Sector

At December 31, 2012, the Company’s RMBS sector portfolio had investments in an unrealized loss position which had a fair value of $67,814 and a carrying value of $79,457, resulting in a gross unrealized loss of $11,643. RMBS are securitizations of underlying pools of residential mortgages on real estate. The underlying residential mortgages have varying credit ratings and are pooled together and sold in tranches. The Company’s RMBS portfolio includes prime jumbo pass-throughs and collateralized mortgage obligations (CMOs), Alt-A RMBS, negative amortization RMBS, government sponsored enterprise (GSE) guaranteed pass-throughs and reverse mortgage RMBS. The unrealized loss in the sector is primarily a result of the housing downturn the United States has experienced since 2007. Even with the stabilization over the past two years, fundamentals in RMBS continue to be weak, which impacts the magnitude of the unrealized loss. Delinquencies and severities in property liquidations remain at an elevated level, while prepayments remain at historically low levels. Due to the weak fundamental situation, reduced liquidity and the requirement for higher yields due to market uncertainty, credit spreads remain elevated across the asset class.

All RMBS securities of the Company are monitored and reviewed on a monthly basis. Detailed cash flow models using the current collateral pool and capital structure on the portfolio are updated and reviewed quarterly. Model output is generated under base and stress-case scenarios. The Company’s internal RMBS asset specialists utilize widely recognized industry modeling software to perform a loan-by-loan, bottom-up approach to modeling. Key assumptions used in the models are projected defaults, loss severities and prepayments. Each of these key assumptions varies greatly based on the significantly diverse characteristics of the current collateral pool for each security. Loan-to-value, loan size and borrower credit history are some of

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

the key characteristics used to determine the level of assumption that is utilized. Defaults were estimated by identifying the loans that are in various delinquency buckets and defaulting a certain percentage of them over the near-term and long-term. Assumed defaults on delinquent loans are dependent on the specific security’s collateral attributes and historical performance.

Loss severity assumptions were determined by obtaining historical rates from broader market data and by adjusting those rates for vintage, specific pool performance, collateral type, mortgage insurance and estimated loan modifications. Prepayments were estimated by examining historical averages of prepayment activity on the underlying collateral. Once the entire pool is modeled, the results are closely analyzed by the Company’s internal asset specialists to determine whether or not the particular tranche or holding is at risk for not collecting all contractual cash flows, taking into account the seniority and other terms of the tranches held.

If cash flow models indicate a credit event will impact future cash flows and the Company does not have the intent to sell the tranche or holding and does have the intent and ability to hold the security, the security is impaired to discounted cash flows. As the remaining unrealized losses in the RMBS portfolio relate to holdings where the Company expects to receive full principal and interest, the Company does not consider the underlying investments to be impaired as of December 31, 2012.

There were no loan-backed securities with a recognized other-than-temporary impairment (OTTI) due to intent to sell or lack of intent and ability to hold during the years ended December 31, 2012 or 2011. The following table provides the aggregate totals for loan-backed securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold, in which the security is written down to fair value.

	Amortized Cost Basis Before OTTI	OTTI Recognized in Loss
		Interest	Non-interest	Fair Value
Year Ended December 31, 2011
OTTI recognized 2nd quarter:
Intent to sell	$16,773	$339	$—	$16,434
Inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis	7	—	7	—

Total 2nd quarter OTTI on loan-backed securities	16,780	339	7	16,434

Aggregate total	$16,780	$339	$7	$16,434

The following tables provide the aggregate totals for loan-backed securities with a recognized OTTI due to the Company’s cash flow analysis, in which the security is written down to estimated future cash flows discounted at the security’s effective yield.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	Amortized Cost before Current Period OTTI	Recognized OTTI	Amortized Cost After OTTI	Fair Value
Year ended December 31, 2012
1st quarter present value of cash flows expected to be less than the amortized cost basis	$39,343	$1,922	$37,421	$25,549
2nd quarter present value of cash flows expected to be less than the amortized cost basis	49,355	3,300	46,055	21,984
3rd quarter present value of cash flows expected to be less than the amortized cost basis	36,667	2,145	34,522	20,556
4th quarter present value of cash flows expected to be less than the amortized cost basis	36,404	885	35,519	17,847

Aggregate total	$161,769	$8,252	$153,517	$85,936

	Amortized Cost before Current Period OTTI	Recognized OTTI	Amortized Cost After OTTI	Fair Value
Year ended December 31, 2011
1st quarter present value of cash flows expected to be less than the amortized cost basis	$70,530	$5,417	$65,113	$32,730
2nd quarter present value of cash flows expected to be less than the amortized cost basis	78,321	4,614	73,707	32,487
3rd quarter present value of cash flows expected to be less than the amortized cost basis	58,385	3,162	55,223	35,076
4th quarter present value of cash flows expected to be less than the amortized cost basis	54,581	7,175	47,406	39,648

Aggregate total	$261,817	$20,368	$241,449	$139,941

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	Amortized Cost before Current Period OTTI	Recognized OTTI	Amortized Cost After OTTI	Fair Value
Year ended December 31, 2010
1st quarter present value of cash flows expected to be less than the amortized cost basis	$152,906	$22,064	$130,842	$65,117
2nd quarter present value of cash flows expected to be less than the amortized cost basis	81,335	5,945	75,390	38,968
3rd quarter present value of cash flows expected to be less than the amortized cost basis	66,451	3,590	62,861	35,480
4th quarter present value of cash flows expected to be less than the amortized cost basis	93,001	4,250	88,751	55,009

Aggregate total	$393,693	$35,849	$357,844	$194,574

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The following loan-backed and structured securities were held at December 31, 2012, for which an OTTI had been previously recognized:

CUSIP	Amortized Cost before Current Period OTTI	Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value	Quarter in which Impairment Occurred
00442LAD1	$2,991	$2,973	$18	$2,973	$1,454	1Q 2012
059515AC0	724	715	9	715	447	1Q 2012
05951VAV1	2,661	2,488	173	2,488	1,686	1Q 2012
225470FJ7	4,263	4,115	148	4,115	4,173	1Q 2012
23321P6K9	—	—	—	—	—	1Q 2012
39539KAF0	695	692	3	692	658	1Q 2012
525221HE0	384	37	347	37	76	1Q 2012
55308LAB2	7,184	6,953	231	6,953	4,375	1Q 2012
65536PAA8	658	647	11	647	306	1Q 2012
74925FAA1	385	341	44	341	380	1Q 2012
75970QAJ9	3,770	3,752	18	3,752	2,175	1Q 2012
75971EAF3	5,040	5,018	22	5,018	2,970	1Q 2012
761118RM2	2,457	2,162	295	2,162	1,268	1Q 2012
761118VY1	4,962	4,374	588	4,374	2,923	1Q 2012
3622NAAC4	118	108	10	108	70	1Q 2012
36185MAF9	3,053	3,047	6	3,047	2,588	1Q 2012
00075XAG2	9,771	9,570	201	9,570	464	2Q 2012
126694A32	3,794	2,988	806	2,988	2,227	2Q 2012
225470FJ7	3,995	3,876	119	3,876	3,628	2Q 2012
35729PPC8	4,247	4,217	30	4,217	181	2Q 2012
36228FCW4	235	226	9	226	211	2Q 2012
52522QAM4	2,574	2,539	35	2,539	2,160	2Q 2012
61754HAB8	417	413	4	413	216	2Q 2012
65536PAA8	639	582	57	582	290	2Q 2012
68403HAF9	3,527	2,268	1,259	2,268	66	2Q 2012
74925FAA1	1,245	1,238	7	1,238	1,231	2Q 2012
75970QAJ9	3,680	3,637	43	3,637	2,107	2Q 2012
75971EAF3	4,934	4,915	19	4,915	2,820	2Q 2012
761118RM2	2,108	2,077	31	2,077	1,176	2Q 2012
761118VY1	4,545	4,058	487	4,058	2,732	2Q 2012
86358EZU3	664	495	169	495	76	2Q 2012
3622NAAC4	104	101	3	101	63	2Q 2012
36185MAF9	2,875	2,854	21	2,854	2,337	2Q 2012
00442LAD1	2,741	2,651	90	2,651	1,460	3Q 2012
02148AAA4	2,579	2,554	25	2,554	2,159	3Q 2012
02149QAD2	3,594	3,545	49	3,545	2,674	3Q 2012
059515AC0	663	655	8	655	447	3Q 2012

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

CUSIP	Amortized Cost before Current Period OTTI	Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value	Quarter in which Impairment Occurred
126694A32	$3,333	$2,841	$492	$2,841	$2,609	3Q 2012
126694YJ1	4,121	3,770	351	3,770	3,037	3Q 2012
23332UGM0	4,657	4,431	226	4,431	3,352	3Q 2012
55308LAB2	6,801	5,983	818	5,983	3,660	3Q 2012
65536PAA8	564	547	17	547	339	3Q 2012
81378AAE1	19	—	19	—	—	3Q 2012
83611MMM7	7,497	7,459	38	7,459	747	3Q 2012
3622NAAC4	97	89	8	89	73	3Q 2012
00075XAG2	9,552	9,283	269	9,283	372	4Q 2012
02149QAD2	3,418	3,348	70	3,348	2,698	4Q 2012
059515AC0	624	621	3	621	447	4Q 2012
126694A32	1,836	1,815	21	1,815	1,408	4Q 2012
35729PPC8	4,195	4,012	183	4,012	237	4Q 2012
46628SAJ2	2,584	2,481	103	2,481	2,262	4Q 2012
55308LAB2	5,903	5,763	140	5,763	4,525	4Q 2012
75970QAJ9	3,485	3,447	38	3,447	2,579	4Q 2012
75971EAF3	4,807	4,749	58	4,749	3,319	4Q 2012
00075XAG2	10,604	9,979	625	9,979	318	1Q 2011
00442LAD1	3,974	3,793	181	3,793	2,190	1Q 2011
05951VAV1	3,204	3,177	27	3,177	2,362	1Q 2011
14984WAA8	15,118	14,891	227	14,891	12,105	1Q 2011
65536PAA8	21	19	2	19	13	1Q 2011
75970QAJ9	4,406	4,396	10	4,396	2,947	1Q 2011
75971EAF3	5,808	5,644	164	5,644	3,433	1Q 2011
761118VY1	9,350	9,170	180	9,170	4,975	1Q 2011
81378AAE1	141	71	70	71	32	1Q 2011
81379EAD4	6,563	4,205	2,358	4,205	375	1Q 2011
86358EZU3	11,341	9,768	1,573	9,768	3,980	1Q 2011
00075XAG2	9,964	9,798	166	9,798	536	2Q 2011
00442LAD1	3,689	3,576	113	3,576	2,028	2Q 2011
12640PAA3	2,976	2,844	132	2,844	2,941	2Q 2011
126670ZN1	7,720	6,939	781	6,939	1,479	2Q 2011
126694A32	7,215	7,135	80	7,135	4,088	2Q 2011
225470T94	2,172	2,143	29	2,143	1,879	2Q 2011
22942KCA6	1,523	1,352	171	1,352	1,153	2Q 2011
36228FCW4	328	280	48	280	243	2Q 2011
36245CAC6	122	113	9	113	34	2Q 2011

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

CUSIP	Amortized Cost before Current Period OTTI	Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value	Quarter in which Impairment Occurred
41161PLT8	$2,953	$2,570	$383	$2,570	$2,223	2Q 2011
46628SAJ2	3,314	3,253	61	3,253	2,252	2Q 2011
61754HAB8	489	482	7	482	309	2Q 2011
65536PAA8	733	720	13	720	405	2Q 2011
75970QAJ9	4,327	4,151	176	4,151	2,578	2Q 2011
75971EAF3	5,560	5,457	103	5,457	2,898	2Q 2011
761118RM2	2,770	2,728	42	2,728	1,567	2Q 2011
761118VY1	8,675	8,379	296	8,379	4,291	2Q 2011
81378AAE1	60	33	27	33	14	2Q 2011
81379EAD4	3,914	3,181	733	3,181	218	2Q 2011
86358EZU3	9,816	8,573	1,243	8,573	1,351	2Q 2011
00442LAD1	3,399	3,375	24	3,375	1,947	3Q 2011
126694A32	7,051	6,817	234	6,817	3,739	3Q 2011
14984WAA8	13,878	13,513	365	13,513	10,586	3Q 2011
225470FJ7	4,896	4,859	37	4,859	4,257	3Q 2011
225470T94	32	30	2	30	27	3Q 2011
225470U27	1,888	1,869	19	1,869	1,478	3Q 2011
65536PAA8	703	685	18	685	338	3Q 2011
75970QAJ9	4,073	4,009	64	4,009	2,314	3Q 2011
75971EAF3	5,373	5,297	76	5,297	2,538	3Q 2011
761118RM2	2,637	2,568	69	2,568	1,387	3Q 2011
761118VY1	8,109	7,973	136	7,973	3,971	3Q 2011
81379EAD4	3,448	1,334	2,114	1,334	74	3Q 2011
92922FZ27	408	404	4	404	362	3Q 2011
41161PLT8	498	498	—	498	412	3Q 2011
41161PLT8	498	498	—	498	412	3Q 2011
41161PLT8	498	498	—	498	412	3Q 2011
41161PLT8	498	498	—	498	412	3Q 2011
41161PLT8	498	498	—	498	412	3Q 2011
00442LAD1	3,262	3,151	111	3,151	1,588	4Q 2011
045427AE1	1,095	746	349	746	702	4Q 2011
12640PAA3	2,744	2,663	81	2,663	2,741	4Q 2011
126670ZN1	3,332	2,660	672	2,660	3,324	4Q 2011
12667G5G4	3,163	3,095	68	3,095	2,835	4Q 2011
126694A32	6,677	6,523	154	6,523	3,433	4Q 2011
225470FJ7	4,890	4,563	327	4,563	4,275	4Q 2011
225470YD9	1,871	1,739	132	1,739	1,691	4Q 2011

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

CUSIP	Amortized Cost before Current Period OTTI	Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value	Quarter in which Impairment Occurred
52522QAM4	$9,511	$5,881	$3,630	$5,881	$7,666	4Q 2011
65536PAA8	672	665	7	665	276	4Q 2011
74925FAA1	6,155	5,927	228	5,927	5,754	4Q 2011
75970QAJ9	3,935	3,869	66	3,869	2,245	4Q 2011
75971EAF3	5,213	5,123	90	5,123	2,382	4Q 2011
761118AH1	741	731	10	731	689	4Q 2011
81379EAD4	1,319	69	1,250	69	49	4Q 2011
00442LAD1	5,183	5,009	174	5,009	2,632	1Q 2010
02148AAA4	3,717	3,679	38	3,679	2,408	1Q 2010
02148YAJ3	127	124	3	124	104	1Q 2010
12640PAA3	4,341	4,250	91	4,250	3,990	1Q 2010
126670ZN1	9,674	7,788	1,886	7,788	1,422	1Q 2010
12667G5G4	4,110	4,080	30	4,080	3,528	1Q 2010
126685DZ6	6,759	6,287	472	6,287	5,438	1Q 2010
225470FJ7	6,615	6,490	125	6,490	5,417	1Q 2010
225470YD9	2,576	2,540	36	2,540	1,582	1Q 2010
22942KCA6	2,018	1,995	23	1,995	1,480	1Q 2010
41161PLT8	5,729	4,809	920	4,809	2,792	1Q 2010
43710EAG5	573	423	150	423	255	1Q 2010
46628SAJ2	4,011	3,876	135	3,876	2,451	1Q 2010
55308LAB2	9,844	9,165	679	9,165	6,008	1Q 2010
68400DAG9	8,099	5,995	2,104	5,995	76	1Q 2010
68403HAF9	4,728	3,629	1,099	3,629	263	1Q 2010
74925FAA1	8,393	8,016	377	8,016	7,433	1Q 2010
760985CM1	4,284	4,238	46	4,238	3,374	1Q 2010
761118RM2	3,297	3,186	111	3,186	1,587	1Q 2010
761118VY1	13,132	11,937	1,195	11,937	5,411	1Q 2010
81378AAE1	2,650	259	2,391	259	108	1Q 2010
81379EAD4	9,659	7,125	2,534	7,125	110	1Q 2010
83612TAF9	11,502	8,025	3,477	8,025	185	1Q 2010
86358EZU3	18,883	15,132	3,751	15,132	5,653	1Q 2010
93935FAA9	2,904	2,772	132	2,772	1,370	1Q 2010
00075XAG2	12,000	11,772	228	11,772	380	2Q 2010
02148AAA4	3,545	3,394	151	3,394	2,447	2Q 2010
02148YAJ3	122	119	3	119	101	2Q 2010
12668VAF6	8,391	8,232	159	8,232	4,535	2Q 2010
225470FJ7	6,164	5,853	311	5,853	5,585	2Q 2010

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

CUSIP	Amortized Cost before Current Period OTTI	Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value	Quarter in which Impairment Occurred
225470U27	$2,462	$2,217	$245	$2,217	$1,810	2Q 2010
22942KCA6	1,903	1,888	15	1,888	1,359	2Q 2010
41161PLT8	4,668	3,803	865	3,803	2,593	2Q 2010
52522QAM4	13,039	12,047	992	12,047	9,276	2Q 2010
55308LAB2	9,065	8,831	234	8,831	4,335	2Q 2010
65536PAA8	1,834	1,750	84	1,750	1,595	2Q 2010
761118RM2	3,103	3,049	54	3,049	1,563	2Q 2010
86358EZU3	15,038	12,433	2,605	12,433	3,391	2Q 2010
00075XAG2	11,754	11,635	119	11,635	289	3Q 2010
02148AAA4	3,246	3,044	202	3,044	2,551	3Q 2010
02148YAJ3	117	117	—	117	87	3Q 2010
12640PAA3	3,351	3,201	150	3,201	3,269	3Q 2010
12667G5G4	3,907	3,877	30	3,877	3,672	3Q 2010
126685DZ6	5,936	5,602	334	5,602	4,887	3Q 2010
225470T94	2,606	2,478	128	2,478	1,934	3Q 2010
225470YD9	2,392	2,272	120	2,272	1,663	3Q 2010
22942KCA6	1,815	1,810	5	1,810	1,413	3Q 2010
41161PLT8	3,672	3,563	109	3,563	2,505	3Q 2010
43710EAG5	338	246	92	246	328	3Q 2010
55308LAB2	8,743	7,534	1,209	7,534	2,920	3Q 2010
65536PAA8	1,045	970	75	970	917	3Q 2010
75970QAJ9	4,987	4,557	430	4,557	2,597	3Q 2010
761118AH1	933	906	27	906	764	3Q 2010
761118VY1	11,057	10,524	533	10,524	5,186	3Q 2010
92922FZ27	481	475	6	475	437	3Q 2010
23321P6K9	71	48	23	48	61	3Q 2010
05953YAG6	399	399	—	399	361	4Q 2010
059515AC0	995	994	1	994	609	4Q 2010
36245CAC6	398	172	226	172	40	4Q 2010
61754HAB8	701	654	47	654	344	4Q 2010
00075XAG2	11,635	10,618	1,017	10,618	307	4Q 2010
00442LAD1	4,265	4,192	73	4,192	2,446	4Q 2010
02148YAJ3	115	112	3	112	89	4Q 2010
059515AC0	993	845	148	845	612	4Q 2010
05953YAG6	387	347	40	347	352	4Q 2010
12667G5G4	3,606	3,564	42	3,564	3,476	4Q 2010
14984WAA8	15,885	15,461	424	15,461	12,225	4Q 2010

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

CUSIP	Amortized Cost before Current Period OTTI	Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value	Quarter in which Impairment Occurred
225470T94	$37	$35	$2	$35	$29	4Q 2010
225470U27	2,147	2,088	59	2,088	1,752	4Q 2010
225470YD9	2,170	2,158	12	2,158	1,595	4Q 2010
22942KCA6	1,738	1,621	117	1,621	1,320	4Q 2010
36245CAC6	171	128	43	128	40	4Q 2010
36245RAA7	1,967	1,830	137	1,830	1,402	4Q 2010
39539KAF0	1,625	1,606	19	1,606	1,420	4Q 2010
41161PLT8	3,433	3,189	244	3,189	2,388	4Q 2010
52522QAM4	3,377	3,345	32	3,345	2,575	4Q 2010
61754HAB8	650	535	115	535	340	4Q 2010
74925FAA1	7,427	7,130	297	7,130	7,069	4Q 2010
75971EAF3	6,000	5,892	108	5,892	3,428	4Q 2010
761118VY1	10,171	9,762	409	9,762	5,273	4Q 2010
81378AAE1	198	151	47	151	131	4Q 2010
81379EAD4	7,098	6,565	533	6,565	387	4Q 2010
863592AP6	3,434	3,400	34	3,400	3,183	4Q 2010
863592AQ4	1,523	1,500	23	1,500	1,396	4Q 2010
92922FZ27	457	457	—	457	420	4Q 2010
00442LAD1	7,359	5,741	1,618	5,741	2,065	3Q 2009
02148AAA4	4,129	4,025	104	4,025	2,007	3Q 2009
02148YAJ3	154	147	7	147	78	3Q 2009
02151BBG2	4,769	4,749	20	4,749	2,537	3Q 2009
126670ZN1	11,981	10,517	1,464	10,517	783	3Q 2009
12668VAF6	14,046	9,743	4,303	9,743	3,695	3Q 2009
225470FJ7	7,537	7,411	126	7,411	4,274	3Q 2009
225470T94	3,327	3,204	123	3,204	1,593	3Q 2009
22942KCA6	2,437	2,249	188	2,249	1,258	3Q 2009
35729PPC8	8,534	4,352	4,182	4,352	145	3Q 2009
43710EAG5	888	868	20	868	334	3Q 2009
46628SAJ2	4,504	4,296	208	4,296	1,708	3Q 2009
55308LAB2	10,079	9,929	150	9,929	4,585	3Q 2009
68403HAF9	9,984	7,873	2,111	7,873	275	3Q 2009
86358EZU3	43,703	22,971	20,732	22,971	7,414	3Q 2009
00442LAD1	5,741	5,469	272	5,469	2,415	3Q 2009
02148AAA4	4,025	3,971	54	3,971	2,214	3Q 2009
12668VAF6	9,775	9,187	588	9,187	4,470	3Q 2009
225470FJ7	7,411	7,147	264	7,147	4,774	3Q 2009

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

CUSIP	Amortized Cost before Current Period OTTI	Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value	Quarter in which Impairment Occurred
22942KCA6	$2,249	$2,196	$53	$2,196	$1,304	3Q 2009
36228FCX2	129	90	39	90	53	3Q 2009
43710EAG5	868	711	157	711	305	3Q 2009
68400DAG9	10,000	9,376	624	9,376	138	3Q 2009
68403HAF9	7,873	7,476	397	7,476	475	3Q 2009
86358EZU3	22,971	19,507	3,464	19,507	3,696	3Q 2009
00442LAD1	5,457	5,193	264	5,193	2,348	4Q 2009
126670ZN1	10,516	9,690	826	9,690	1,387	4Q 2009
126685DZ6	8,557	6,962	1,595	6,962	5,593	4Q 2009
12667G5G4	4,447	4,365	82	4,365	3,766	4Q 2009
02148AAA4	3,855	3,826	29	3,826	2,352	4Q 2009
02148YAJ3	143	135	8	135	94	4Q 2009
12640PAA3	5,175	4,925	250	4,925	4,430	4Q 2009
225470FJ7	6,915	6,887	28	6,887	5,073	4Q 2009
36228FCW4	432	399	33	399	177	4Q 2009
36228FCX2	86	57	29	57	53	4Q 2009
43710EAG5	672	608	64	608	269	4Q 2009
68400DAG9	9,364	8,110	1,254	8,110	129	4Q 2009
68403HAF9	7,460	4,742	2,718	4,742	328	4Q 2009
761118VY1	14,165	13,687	478	13,687	5,803	4Q 2009
83612TAF9	15,000	11,522	3,478	11,522	190	4Q 2009
86358EZU3	19,414	18,968	446	18,968	470	4Q 2009
225470T94	3,129	2,728	401	2,728	1,956	4Q 2009
225470U27	3,200	2,575	625	2,575	1,833	4Q 2009

The unrealized losses of loan-backed and structured securities where fair value is less than cost or amortized cost for which an OTTI has not been recognized in earnings as of December 31, 2012 and 2011 is as follows:

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	Losses 12 Months or More	Losses Less Than 12 Months
Year ended December 31, 2012
The aggregate amount of unrealized losses	$235,956	$7,106
The aggregate related fair value of securities with unrealized losses	917,808	79,785

	Losses 12 Months or More	Losses Less Than 12 Months
Year ended December 31, 2011
The aggregate amount of unrealized losses	$414,219	$5,478
The aggregate related fair value of securities with unrealized losses	1,654,086	257,551

Detail of net investment income is presented below:

	Year Ended December 31
	2012	2011	2010
Income:
Bonds	$665,143	$698,531	$759,744
Preferred stocks	3,791	3,007	1,825
Common stocks	3,599	3,305	1,148
Mortgage loans on real estate	119,979	123,944	144,525
Real estate	1,018	1,095	1,068
Policy loans	29,076	30,126	30,401
Cash, cash equivalents and short-term investments	2,203	2,440	6,318
Derivatives	15,357	5,840	404
Other invested assets	13,212	8,697	6,954
Other	3,441	1,121	668

Gross investment income	856,819	878,106	953,055
Less investment expenses	34,505	36,065	42,855

Net investment income	$822,314	$842,041	$910,200

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Proceeds from sales and other disposals (excluding maturities) of bonds and preferred stock and related gross realized capital gains and losses were as follows:

	Year Ended December 31
	2012	2011	2010
Proceeds	$4,357,730	$2,597,080	$6,291,539

Gross realized gains	$417,006	$66,223	$365,485
Gross realized losses	(27,531)	(22,934)	(38,558)

Net realized capital gains (losses)	$389,475	$43,289	$327,365

The Company had gross realized losses for the years ended December 31, 2012, 2011 and 2010 of $22,898, $33,707 and $66,128, respectively, which relate to losses recognized on other-than-temporary declines in the fair value of bonds and preferred stocks.

Net realized capital gains (losses) on investments are summarized below:

	Realized
	Year Ended December 31
	2012	2011	2010
Bonds	$366,392	$9,633	$261,510
Preferred stocks	185	(51)	—
Common stocks	181	2,699	3,005
Mortgage loans on real estate	(3,240)	(8,533)	(6,008)
Real estate	(3,704)	(1,869)	(1,510)
Cash, cash equivalents and short-term investments	1	14	1
Derivatives	(47,592)	(115,760)	(86,948)
Other invested assets	24,655	14,586	(4,127)

	336,878	(99,281)	165,923
Federal income tax effect	(128,376)	24,360	(28,435)
Transfer to (from) interest maintenance reserve	(216,378)	46,079	(160,345)

Net realized capital losses on investments	$(7,876)	$(28,842)	$(22,857)

At December 31, 2012 and 2011, the Company had recorded investments in restructured securities of $7,170 and $89,739, respectively. The capital gains (losses) taken as a result of restructures in 2012, 2011 and 2010 were $(368), $(6,868) and $3,221, respectively. The Company often has impaired a security prior to the restructure date. These impairments are not included in the calculation of restructure related losses and are accounted for as a realized loss, reducing the cost basis of the security involved.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The changes in net unrealized capital gains and losses on investments were as follows:

	Change in Unrealized
	Year Ended December 31
	2012	2011	2010
Bonds	$(16,551)	$4,454	$41,178
Preferred stocks	1,408	(1,408)	—
Common stocks	(4,558)	(5,607)	9,291
Affiliated entities	(5,899)	(570)	4,813
Mortgage loans on real estate	1,255	(1,637)	2,854
Derivatives	26,867	3,422	9,201
Other invested assets	(38,135)	(4,716)	(10,734)

Change in unrealized capital gains (losses), before tax	(35,613)	(6,062)	56,603
Taxes on unrealized capital gains/loss	2,354	(6,021)	(24,108)

Change in unrealized capital gains (losses), net of tax	$(33,259)	$(12,083)	$32,495

The Company’s investments in mortgage loans principally involve commercial real estate.

During 2012, the maximum and minimum lending rates for mortgage loans during were 5.00% and 3.65%, respectively. The maximum percentage of any one mortgage loan to the value of the underlying real estate originated during the year ending December 31, 2012 at the time of origination was 67%. During 2012, the Company did not reduce interest rates on any outstanding mortgages. At December 31, 2012, mortgage loans with a carrying value of $1,264 were non-income producing for the previous 180 days. Accrued interest of $152 related to these mortgage loans was excluded from investment income at December 31, 2012. The Company did not have any taxes, assessments and other amounts advanced not included in the mortgage loan total for the year ended December 31, 2012.

During 2011, the Company did not issue any new mortgage loans. During 2011, the Company did not reduce interest rates on any outstanding mortgages. At December 31, 2011, mortgage loans with a carrying value of $1,315 were non-income producing for the previous 180 days. Accrued interest of $156 related to these mortgage loans was excluded from investment income at December 31, 2011. Taxes, assessments and other amounts advanced not included in the mortgage loan total were $5 for the year ended December 31, 2011. The Company has a mortgage or deed of trust on the property thereby creating a lien which gives it the right to take possession of the property (among other things) if the borrower fails to perform according to the terms of the loan documents. The Company requires all mortgaged properties to carry fire insurance equal to the value of the underlying property.

At December 31, 2012 and 2011, respectively, the net admitted asset value in impaired loans with a related allowance for credit losses was $7,926 and $6,853. The Company held an allowance for credit losses on mortgage loans in the amount of $499 and $1,754 at December 31,

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

2012 and 2011, respectively. The average recorded investment in impaired loans during 2012 and 2011 was $7,735 and $6,410, respectively. There was no recorded investment in impaired loans without an allowance for credit losses during 2012 or 2011.

The following table provides a reconciliation of the beginning and ending balances for the allowance for credit losses on mortgage loans:

	Year Ended December 31
	2012	2011	2010
Balance at beginning of period	$1,754	$117	$2,972
Additions, net charged to operations	—	1,754	1,259
Reduction due to write-downs charged against the allowance	—	—	—
Recoveries in amounts previously charged off	(1,255)	(117)	(4,114)

Balance at end of period	$499	$1,754	$117

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on nonperforming loans generally is recognized on a cash basis. The Company recognized $552, $312 and $1,216 of interest income on impaired loans for the years ended December 31, 2012, 2011 and 2010, respectively. The Company recognized interest income on a cash basis of $552, $312 and $1,212 for the years ended December 31, 2012, 2011 and 2010, respectively.

The fair value of property is determined based on an appraisal from a third-party appraiser, along with information obtained from discussions with internal asset managers and a listing broker regarding recent comparable sales data and other relevant property information. Impairment losses of $3,996, $2,373 and $1,646 were taken on real estate in 2012, 2011 and 2010, respectively, to write the book value down to the current fair value and were reflected as realized losses in the statements of operations.

During 2012 and 2011, respectively, mortgage loans of $4,690 and $5,338 were foreclosed or acquired by deed and transferred to real estate. At December 31, 2012 and 2011, the Company held a mortgage loan loss reserve in the AVR of $17,693 and $20,211, respectively.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company’s mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution			Property Type Distribution
	December 31			December 31
	2012	2011		2012	2011
Middle Atlantic	24%	24%	Office	48%	46%
Pacific	22	24	Retail	18	18
South Atlantic	18	17	Apartment	15	14
E. South Central	12	11	Industrial	9	12
W. South Central	8	7	Agricultural	4	4
Mountain	6	6	Other	3	3
E. North Central	4	5	Medical	3	3
W. North Central	4	4	Residential	—	0
New England	2	2

At December 31, 2012, 2011 and 2010, the Company held mortgage loans with a total net admitted value of $137, $137 and $9,883, respectively, which had been restructured in accordance with SSAP No. 36, Troubled Debt Restructuring. There were no realized losses during the years ended December 31, 2012, 2011 and 2010 related to such restructurings. There were no commitments to lend additional funds to debtors owing receivables at December 31, 2012, 2011 or 2010.

During 2012, the Company recorded an impairment of $694 for its investment in Green Mountain Partners II, L.P. The impairment was taken because the decline in fair value of the fund was deemed to be other than temporary and a recovery in value from the remaining underlying investments in the fund was not anticipated. The write-down was included in net realized capital gains (losses) within the statements of operations.

During 2011, the Company recorded an impairment of $1,982 for its investment in Ridge Capital Fund I, L.P. The impairment was taken because the decline in fair value of the fund was deemed to be other than temporary and a recovery in value from the remaining underlying investments in the fund was not anticipated. The write-down was included in net realized capital gains (losses) within the statements of operations.

During 2010, the Company recorded an impairment of $3,804 for its investment in Green Mountain Partners II, L.P., an impairment of $6,062 for its investment in William Blair Mezzanine Capital Fund II, L.P. and an impairment of $272 for its investment in Yield Strategies Fund I, L.P. The impairments were taken because the decline in fair value of the fund was deemed to be other than temporary and a recovery in value from the remaining underlying investments in the fund was not anticipated. These write-downs were included in net realized capital gains (losses) within the statements of operations.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

On December 31, 2010, the Company acquired two real estate related limited liability company interests (Transamerica Pyramid Properties, LLC and Transamerica Realty Properties, LLC) from Transamerica Life Insurance Company (TLIC), an affiliate, for a combined purchase price of $252,975. The price paid was based predominantly on the valuations of the properties within each of those entities. This transaction was accounted for as a business combination using the statutory purchase method and resulted in goodwill of $100,674, which was included in the carrying amount of these other invested assets. There was no amortization of goodwill as of December 31, 2010. Amortization in the amount of $10,067 was recorded during each of the years ending December 31, 2012 and 2011, which is reflected in the carrying value of these other invested assets with an offset to the change in net unrealized capital gains/losses. The entire goodwill balance associated with this transaction was admitted at December 31, 2012. As the carrying amount of the total positive goodwill of the Company exceeded 10% of the September 30, 2011 capital and surplus, adjusted to exclude positive goodwill and net deferred tax assets as of September 30, 2011, goodwill in the amount of $8,562 associated with this transaction was nonadmitted at December 31, 2011.

For the year ending December 31, 2012, the Company had ownership interests in fifty-seven LIHTC properties. The remaining years of unexpired tax credits ranged from one to thirteen and none of the properties were subject to regulatory review. The length of time remaining for holding periods ranged from one to fifteen years. The amount of contingent equity commitments expected to be paid during the years 2013 to 2025 is $7,640. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

For the year ending December 31, 2011, the Company had ownership interests in sixty-five LIHTC properties. The remaining years of unexpired tax credits ranged from two to eleven. One property was the subject of review by the New York State Homeless Assistance Corporation in which the Company is responding with corrective actions. The length of time remaining for holding periods ranged from one to sixteen years. The amount of contingent equity commitments expected to be paid during the years 2012 to 2025 is $23,016. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The following tables provide the carrying value of state transferable tax credits gross of any related tax liabilities and total unused transferable tax credits by state and in total as of December 31, 2012 and 2011:

		December 31, 2012
Description of State Transferable and Non-transferable Tax Credits	State	Carrying Value	Unused Amount*
Low-Income Housing Tax Credits	MA	$810	$1,381

Total		$810	$1,381

		December 31, 2011
Description of State Transferable and Non-transferable Tax Credits	State	Carrying Value	Unused Amount
Low-Income Housing Tax Credits	MA	$1,193	$1,765

Total		$1,193	$1,765

*	The unused amount reflects credits that the Company deems will be realizable in the period from 2013 to 2015.

The Company estimated the utilization of the remaining state transferable tax credits by projecting a future tax liability based on projected premium, tax rates and tax credits and comparing the projected future tax liability to the availability of remaining state transferable tax credits. The Company had no impairment losses related to state transferable tax credits as of December 31, 2012, 2011 and 2010.

Derivatives

The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets (cash or securities) on the Company’s behalf in an amount equal to the difference between the net positive fair value of the contracts and an agreed upon threshold based on the credit rating of the counterparty. If the net fair value of all contracts with this counterparty is negative, then the Company is required to post similar assets (cash or securities).

At December 31, 2012 and 2011, the fair value of all derivative contracts, aggregated at a counterparty level, with a positive fair value amounted to $585,525 and $631,847, respectively.

At December 31, 2012 and 2011, the fair value of all derivative contracts, aggregated at a counterparty level, with a negative fair value amounted to $186,630 and $247,165, respectively.

For the years ended December 31, 2012, 2011 and 2010, the Company has recorded $287, $(14,830) and $(16,061), respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus as an unrealized gain (loss).

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company did not recognize any unrealized gains or losses during 2012, 2011 or 2010 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

The maximum term over which the Company is hedging its exposure to the variability of future cash flows is approximately 20 years for forecasted hedge transactions.

For the years ended December 31, 2012, 2011 and 2010 none of the Company’s cash flow hedges have been discontinued as it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship.

As of December 31, 2012 and 2011, the company has accumulated deferred gains in the amount of $3,822 and $6,841, respectively, related to the termination of swaps that were hedging forecasted transactions. It is expected that these gains will be used as basis adjustments on futures asset purchases expected to transpire throughout 2026.

At December 31, 2012 and 2011, the Company had replicated assets with a fair value of $469,474 and $819,640, respectively, and credit default and forward starting interest rate swaps with a fair value of $(26,540) and $(32,369), respectively.

For the year ended December 31, 2012, the Company recognized $1,639 in capital losses related to replication transactions. For the year ended December 31, 2011, the Company did not recognize any capital gain or loss related to replication transactions.

As stated in Note 1, the Company replicates investment grade corporate bonds by writing credit default swaps. As a writer of credit swaps, the Company actively monitors the underlying asset, being careful to note any events (default or similar credit event) that would require the Company to perform on the credit swap. If such events would take place, the Company has recourse provisions from the proceeds of the bankruptcy settlement of the underlying entity or by the sale of the underlying bond.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

As of December 31, 2012, credit default swaps, used in replicating corporate bonds are as follows:

Deal, Receive (Pay), Underlying	Maturity Date	Maximum Future Payout (Estimated)	Current Fair Value
4217,SWAP, USD 1 / (USD 0), :912810PX0	12/20/2015	$10,000	$(5)
4454,SWAP, USD 1 / (USD 0), :CDXIG 17	12/20/2016	7,500	76
4455,SWAP, USD 1 / (USD 0), :CDXIG17	12/20/2016	3,500	36
4492,SWAP, USD 1 / (USD 0), :JP1200551248	3/20/2017	12,000	191
4495,SWAP, USD 1 / (USD 0), :US50064FAD69	3/20/2017	10,000	214
4501,SWAP, USD 1 / (USD 0), :US731011AN26	3/20/2017	15,000	247
4503,SWAP, USD 1 / (USD 0), :US50064FAD69	3/20/2017	10,000	214
4514,SWAP, USD 1 / (USD 0), :USY6826RAA06	3/20/2017	5,000	87
4565,SWAP, USD 1 / (USD 0), :US416515AY06	6/20/2017	25,000	(347)
4566,SWAP, USD 1 / (USD 0), :US59156RAN89	6/20/2017	25,000	(513)
4573,SWAP, USD 1 / (USD 0), :US172967ES69	6/20/2017	25,000	(182)
4588,SWAP, USD 1 / (USD 0), :US743410AW27	6/20/2017	25,000	(357)
4617,SWAP, USD 1 / (USD 0), :CDX IG 18	6/20/2017	10,000	64
4679,SWAP, USD 1 / (USD 0), :XS0114288789	9/20/2017	10,000	(101)
4681,SWAP, USD 0.25 / (USD 0), :XS0417728325	9/20/2017	2,300	(3)
4683,SWAP, USD 1 / (USD 0), :US455780AQ93	9/20/2017	7,800	(63)
4685,SWAP, USD 1 / (USD 0), :US88322LAA70	9/20/2017	5,100	42
4760,SWAP, USD 1 / (USD 0), :912810QL5	12/20/2017	20,000	40
4761,SWAP, USD 1 / (USD 0), :912810QL5	12/20/2017	19,000	38
4791,SWAP, USD 1 / (USD 0), :61761DAD4	12/20/2017	20,000	(702)
4801,SWAP, USD 1 / (USD 0), :12624PAE5	12/20/2017	5,000	10
4814,SWAP, USD 1 / (USD 0), :92939RBB7	12/20/2017	12,500	(244)
4857,SWAP, USD 1 / (USD 0), :12624QAR4	12/20/2017	12,500	25
4873,SWAP, USD 1 / (USD 0), :94987MAB7	12/20/2017	5,000	(49)

		$302,200	$(1,283)

At December 31, 2012 and 2011, the Company held options with a fair value of $66 and $75, respectively.

At December 31, 2012 and 2011, the Company’s outstanding derivative financial instruments with on and off balance sheet risks, shown in notional amounts, are summarized as follows:

	Notional Amount
	2012	2011
Interest rate and currency swaps:
Receive floating - pay floating	$70,820	$296,070
Receive fixed - pay floating	2,837,508	3,319,691
Receive floating - pay fixed	684,340	1,006,095

The Company recognized net realized gains (losses) from futures contracts in the amount of $1,917, $(399) and $1,850, for the years ended December 31, 2012, 2011 and 2010, respectively.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Open futures contracts at December 31, 2012 and 2011, were as follows:

Long/Short	Number of Contracts	Contract Type	Opening Fair Value	Year-End Fair Value
December 31, 2012

Long	46	S&P 500 March 2013 Futures	$16,262	$16,331

Short	(69)	S&P 500 E-MINI March 2013 Futures	(4,857)	(4,774)

Long	3	NASDAQ 100 E-MINI March 2013 Futures	157	159

Long/Short	Number of Contracts	Contract Type	Opening Fair Value	Year-End Fair Value
December 31, 2011

Long	39	S&P 500 March 2012 Futures	$12,241	$12,212

Long	10	NASDAQ 100 E-MINI March 2012 Futures	445	454

At December 31, 2012 and 2011, investments with an aggregate carrying amount of $12,739,407 and $12,509,014, respectively, were on deposit with certain state regulatory authorities or were restrictively held in bank custodial accounts for the benefit of such state regulatory authorities, as required by statute.

6. Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company reinsures portions of the risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Premiums earned reflect the following reinsurance amounts:

	Year Ended December 31
	2012	2011	2010
Direct premiums	$1,867,885	$1,794,666	$1,741,281
Reinsurance assumed - non affiliates	178,530	190,059	197,040
Reinsurance assumed - affiliates	28,940	22,874	118,749
Reinsurance ceded - non affiliates	(61,142)	(61,076)	(56,295)
Reinsurance ceded - affiliates	(492,496)	(543,301)	(643,247)

Net premiums earned	$1,521,717	$1,403,222	$1,357,528

The Company received reinsurance recoveries in the amount of $450,571, $455,081 and $492,451 during 2012, 2011 and 2010, respectively. At December 31, 2012 and 2011, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $27,288 and $37,328, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2012 and 2011 of $8,221,493 and $8,650,233, respectively, of which $8,112,442 and $8,547,475, respectively, were ceded to affiliates.

At December 31, 2012 and 2011, amounts recoverable from unaffiliated unauthorized reinsurers totaled $3,590 and $3,877, respectively, and reserve credits for reinsurance ceded totaled $13,406 and $15,176, respectively. The Company holds collateral under these reinsurance agreements in the form of trust agreements totaling $18,269 and $17,531 at December 31, 2012 and 2011, respectively, that can be drawn on for amounts that remain unpaid for more than 120 days. There would be no reduction in surplus at December 31, 2012 if all reinsurance agreements were cancelled.

During December 31, 2012 and 2011, the Company did not enter into any new reinsurance agreements in which a reserve credit was taken.

Effective September 30, 2012, the Company agreed to amend and restate the indemnity reinsurance treaty originally effective October 1, 2009 with an affiliate. The amended and restated treaty now includes an experience refund mechanism and a revised schedule of coinsurance reserves. The Company received consideration of $425,000, paid a treaty settlement equal to the change in modified coinsurance reserves of $497,500 and increased ceded coinsurance reserves by $497,500 resulting in a pre-tax gain of $425,000 ($276,250 net of tax) which has been credited directly to unassigned surplus on a net of tax basis.

On April 26, 2011, Aegon N.V. announced the disposition of its life reinsurance operations, Transamerica Reinsurance, to SCOR SE (SCOR), a Societas Europaea organized under the laws

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

of France, which was effective August 9, 2011. The life reinsurance business conducted by Transamerica Reinsurance was written through several of Aegon N.V.’s U.S. and international affiliates, all of which remain Aegon N.V. affiliates following the closing, except for Transamerica International Reinsurance Ireland, Limited (TIRI), an Irish reinsurance company. In preparation of the divestiture of the life reinsurance business to SCOR, during the second quarter of 2011, the Company, as well as other affiliated life insurance companies, recaptured certain business that had been reinsured to TIRI, subsequently ceding the majority of the business recaptured to Transamerica International Re (Bermuda) Ltd. (TIRe), an affiliate. As a result of these transactions, the net impact to the Company was a pre-tax loss of $20,567 which was included in the statement of operations, and a net of tax gain of $15,885 which was credited directly to unassigned surplus. These amounts include current year amortization of previously deferred gains, as well as releases of previously deferred gains from unassigned surplus into earnings. Additional information surrounding these transactions is outlined below.

Effective April 1, 2011, the Company recaptured the life, military universal life, final settlement and Korean accidental death business that was previously reinsured on a coinsurance and a coinsurance funds withheld basis to affiliates. The Company paid recapture consideration of $15,400, received invested assets of $12,200, released the associated funds withheld liability of $2,130, recaptured reserves of $24,805, assumed other assets of $5,248 and released into income a previously deferred unamortized gain resulting from the original transaction in the amount of $60 ($39 after-tax). The resulting pre-tax loss of $20,567 was included in the statement of operations.

Subsequently, effective April 1, 2011, the Company ceded the life and military universal life business on a coinsurance funds withheld basis to an affiliate. The Company received an initial ceding commission of $12,100, transferred other assets of $4,159, established a funds withheld liability of $4,796 and released reserves of $20,770, resulting in a pre-tax gain of $23,915 ($15,545 on a net of tax basis) which was credited directly to unassigned surplus. During 2012 and 2011, the Company amortized $504 and $340 of this gain into earnings on a net of tax basis with a corresponding charge to unassigned surplus.

Effective December 31, 2011, the Company recaptured the credit life and credit disability business that was previously reinsured on a coinsurance funds withheld basis to an unaffiliated party. The Company released the associated funds withheld liability of $2,428, recaptured reserves of $4,466 and exchanged no consideration resulting in a pre-tax loss of $2,038 which was included in the statement of operations.

Subsequently, December 31, 2011, the Company ceded that credit life and credit disability business, as well as additional in force business written and assumed by the Company as well as all new policies issued thereafter, on a coinsurance funds withheld basis to an affiliate. The

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Company established a funds withheld liability of $19,980, released reserves of $39,420 and exchanged no consideration resulting in a pre-tax gain of $19,441 ($12,637 after-tax) which was credited directly to unassigned surplus on a net of tax basis. The Company amortized $6,902 into earnings during 2012, with a corresponding charge to unassigned surplus.

Effective September 30, 2011, the Company recaptured the term life business previously coinsured to an affiliate. Also effective September 30, 2011, the same block of business was recaptured by an affiliate, from which it had been assumed. The Company recaptured reserves of $402,985, released reserves of the same amount and released into income a previously deferred unamortized gain resulting from the original cession of the business to an affiliate in the amount of $421,601 ($274,041 net of tax) resulting in a pre-tax gain of $421,601 was included in the statement of operations.

Effective April 1, 2010 the Company entered into an indemnity reinsurance agreement with an affiliate, in which the Company agreed to assume on a coinsurance basis, certain term life insurance policies. Also effective April 1, 2010, the same block of business was retroceded to another affiliate on an indemnity, coinsurance basis. The company assumed reserves of $487,754 and released reserves of the same amount and assumed and released other net assets of $24,933, resulting in a net pre-tax loss of $462,821 on the assumption of business, which was recognized in the statement of operations and a net pre-tax gain of $462,821 ($300,833 net of tax), which was deferred directly into unassigned surplus. During 2011 and 2010, the Company amortized $15,593 and $11,200 of this gain into earnings on a net of tax basis with a corresponding charge to unassigned surplus. As noted above, this business was recaptured by the Company effective September 30, 2011.

The Company has entered into an indemnity reinsurance agreement effective October 1, 2009, with MLIC RE, Inc., an affiliate of the Company, to cede on a 100% quota share basis the net liabilities associated with certain industrial, ordinary and universal in-force life insurance risks on a coinsurance and modified coinsurance basis. The Company ceded reserves on a coinsurance basis of $900,000, received an initial ceding commission of a like amount and paid an initial premium of $900,000. The pre-tax gain of $900,000 ($585,000 net of tax) was credited directly to unassigned surplus. The Company ceded reserves on a modified coinsurance basis of $3,973,067 and paid an initial reinsurance premium equal to the reserves ceded, resulting in no gain or loss on the modified coinsurance portion of this transaction. During 2012, 2011 and 2010, $58,500 of deferred gains annually were amortized into earnings with a corresponding charge directly to unassigned surplus.

The Company entered into an assumption reinsurance transaction with TLIC effective September 30, 2008. TLIC was the issuer of a series of corporate-owned life insurance policies issued to Life Investors Insurance Company of America (LIICA), an affiliate. The assumption reinsurance

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

transaction resulted in the Company assuming all liabilities of TLIC arising under these policies. The Company assumed reserves of $138,025 and received consideration of $125,828. The Company recorded $12,197 of goodwill related to this transaction. The Company amortized $1,130 and $1,073 of this balance during 2012 and 2011, respectively.

During 2012, 2011 and 2010, the Company amortized deferred gains from reinsurance transactions occurring prior to 2009 of $2,827, $1,254 and $2,449, respectively, into earnings on a net of tax basis with a corresponding charge to unassigned surplus.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

7. Income Taxes

The net deferred income tax asset at December 31, 2012 and 2011 and the change from the prior year are comprised of the following components:

	December 31, 2012
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$345,565	$167,073	$512,638
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	345,565	167,073	512,638
Deferred Tax Assets Nonadmitted	202,027	14,941	216,968

Subtotal (Net Deferred Tax Assets)	143,538	152,132	295,670
Deferred Tax Liabilities	39,461	56,277	95,738

Net Admitted Deferred Tax Assets	$104,077	$95,855	$199,932

	December 31, 2011
	Ordinary	Capital	Total
Gross Deferred Tax Assets	$355,572	$181,959	$537,531
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	355,572	181,959	537,531
Deferred Tax Assets Nonadmitted	192,329	1,187	193,516

Subtotal (Net Deferred Tax Assets)	163,243	180,772	344,015
Deferred Tax Liabilities	53,034	70,774	123,808

Net Admitted Deferred Tax Assets	$110,209	$109,998	$220,207

	Ordinary	Change Capital	Total
Gross Deferred Tax Assets	$(10,007)	$(14,886)	$(24,893)
Statutory Valuation Allowance Adjustment	—	—	—

Adjusted Gross Deferred Tax Assets	(10,007)	(14,886)	(24,893)
Deferred Tax Assets Nonadmitted	9,698	13,754	23,452

Subtotal (Net Deferred Tax Assets)	(19,705)	(28,640)	(48,345)
Deferred Tax Liabilities	(13,573)	(14,497)	(28,070)

Net Admitted Deferred Tax Assets	$(6,132)	$(14,143)	$(20,275)

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The main components of deferred income tax amounts are as follows:

	Year Ended December 31
	2012	2011	Change
Deferred Tax Assets:
Ordinary
Policyholder reserves	$196,726	$179,157	$17,569
Investments	12,069	29,597	(17,528)
Deferred acquisition costs	113,728	121,165	(7,437)
Compensation and benefits accrual	1,432	1,200	232
Receivables - nonadmitted	16,270	13,908	2,362
Section 197 Intangible Amortization	629	3,308	(2,679)
Corporate provision	202	137	65
Other (including items <5% of ordinary tax assets)	4,509	7,100	(2,591)

Subtotal	345,565	355,572	(10,007)

Nonadmitted	202,027	192,329	9,698

Admitted ordinary deferred tax assets	143,538	163,243	(19,705)

Capital:
Investments	167,073	181,959	(14,886)

Subtotal	167,073	181,959	(14,886)

Statutory valuation allowance adjustment	—	—	—
Nonadmitted	14,941	1,187	13,754

Admitted capital deferred tax assets	152,132	180,772	(28,640)

Admitted deferred tax assets	$295,670	$344,015	$(48,345)

	Year Ended December 31
	2012	2011	Change
Deferred Tax Liabilities:
Ordinary
Investments	$18,864	$31,093	$(12,229)
§807(f) adjustment	12,766	14,916	(2,150)
Separate account adjustments	2,896	3,116	(220)
Intercompany gain amortization	4,754	3,850	904
Other (including items <5% of total ordinary tax liabilities)	181	59	122

Subtotal	39,461	53,034	(13,573)

Capital
Investments	56,277	70,774	(14,497)

Subtotal	56,277	70,774	(14,497)

Deferred tax liabilities	95,738	123,808	(28,070)

	$199,932	$220,207	$(20,275)

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

As discussed in Note 1, for the year ended December 31, 2012 the Company admits deferred income tax assets pursuant to SSAP No. 101. The amount of admitted adjusted gross deferred income tax assets under each component of SSAP No. 101 is as follows:

	December 31, 2012
	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
2(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$104,077	$95,855	$199,932
2(b) Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	—	—	—
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	—	—	—
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	107,057
2(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	39,461	56,277	95,738

2(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$143,538	$152,132	$295,670

	December 31, 2011*
	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
2(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$101,263	$6,250	$107,513
2(b) Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	8,946	103,748	112,694
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	8,946	103,748	112,694
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	11,938	138,452	150,390
2(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	53,034	70,774	123,808

2(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$163,243	$180,772	$344,015

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	Ordinary	Change Capital	Total
Admission Calculation Components SSAP No. 101
2(a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$2,814	$89,605	$92,419
2(b) Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	(8,946)	(103,748)	(112,694)
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	(8,946)	(103,748)	(112,694)
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	(43,333)
2(c) Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	(13,573)	(14,497)	(28,070)

2(d) Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$(19,705)	$(28,640)	$(48,345)

*	As reported on the statutory balance sheet for the most recently filed statement with the domiciliary state commissioner adjusted in accordance with SSAP No. 10R.

	December 31
	2012	2011
Ratio Percentage Used To Determine Recovery Period and Threshold Limitation Amount	564%	626%

Amount of Adjusted Capital and Surplus Used To Determine Recovery Period and Threshold Limitation in 2(b)2 above	$603,615	$751,743

The impact of tax planning strategies at December 31, 2012 and 2011 was as follows:

	December 31, 2012
	Ordinary Percent	Capital Percent	Total Percent
Impact of Tax Planning Strategies:
Adjusted Gross DTAs
(% of Total Adjusted Gross DTAs)	0%	23%	7%

Net Admitted Adjusted Gross DTAs
(% of Total Net Admitted Adjusted Gross DTAs)	0%	0%	0%

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	December 31, 2011
	Ordinary Percent	Capital Percent	Total Percent
Impact of Tax Planning Strategies:
Adjusted Gross DTAs
(% of Total Adjusted Gross DTAs)	0%	32%	11%

Net Admitted Adjusted Gross DTAs
(% of Total Net Admitted Adjusted Gross DTAs)	0%	94%	47%

	Ordinary Percent	Change Capital Percent	Total Percent
Impact of Tax Planning Strategies:
Adjusted Gross DTAs
(% of Total Adjusted Gross DTAs)	0%	-9%	-4%

Net Admitted Adjusted Gross DTAs
(% of Total Net Admitted Adjusted Gross DTAs)	0%	-94%	-47%

The Company’s tax planning strategies do not include the use of reinsurance-related tax planning strategies.

Current income taxes incurred consist of the following major components:

	Year Ended December 31
	2012	2011	Change
Current Income Tax

Federal	$103,095	$31,580	$71,515

Subtotal	103,095	31,580	71,515

Federal income tax on net capital gains	128,376	(24,360)	152,736

Federal and foreign income taxes incurred	$231,471	$7,220	$224,251

	Year Ended December 31
	2011	2010	Change
Current Income Tax

Federal	$31,580	$39,987	$(8,407)

Subtotal	31,580	39,987	(8,407)

Federal income tax on net capital gains	(24,360)	28,435	(52,795)

Federal and foreign income taxes incurred	$7,220	$68,422	$(61,202)

The Company did not report a valuation allowance for deferred income tax assets as of December 31, 2012 or 2011.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company’s current income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate of 35% to income before tax as follows:

	Year Ended December 31
	2012	2011	2010
Current income taxes incurred	$231,472	$7,220	$68,423

Change in deferred income taxes (without tax on unrealized gains and losses)	(823)	(218,165)	75,783

Total income tax reported	$230,649	$(210,945)	$144,206

Income before taxes	$591,395	$442,849	$228,231
	35.00%	35.00%	35.00%

Expected income tax expense (benefit) at 35% statutory rate	$206,988	$154,997	$79,881

Increase (decrease) in actual tax reported resulting from:

Dividends received deduction	(3,847)	(4,257)	(1,819)
Tax credits	(21,244)	(24,476)	(26,662)
Tax-exempt income	(6)	(182)	(289)
Tax adjustment for IMR	(3,860)	(1,544)	1,517
Surplus adjustment for in force ceded	72,631	(112,555)	80,039
Nondeductible expenses	766	483	541
Deferred tax benefit on other items in surplus	(7,569)	(17,505)	(2,732)
Provision to return	(2,625)	9,962	(20)
Life-owned life insurance	(856)	(835)	(864)
Dividends from certain foreign corporations	423	329	329
Prior period adjustment	(5,876)	(23,612)	16,415
Pre-tax income of Single Member Limited Liability Companies (SMLLC’s)	(4,441)	(2,550)	(2,131)
Change in basis due to corporate restructurings	—	(185,900)	—
Other	165	(3,300)	1

Total income tax reported	$230,649	$(210,945)	$144,206

For federal income tax purposes, the Company joins in a consolidated income tax return filing with its indirect parent company, Transamerica Corporation, and other affiliated companies. The method of allocation between the companies is subject to a written tax allocation agreement. Under the terms of the tax allocation agreement, allocations are based on separate income tax return calculations. The Company is entitled to recoup federal income taxes paid in the event the future losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in the year generated. The Company is also entitled to recoup federal income taxes paid in the event the losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in any carryback or carryforward year when so applied. Intercompany income tax balances are settled within thirty days of payment to or filing with the Internal Revenue Service. A tax return has not yet been filed for 2012.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

As of December 31, 2012 and 2011, the Company had no operating loss or tax credit carryforwards available for tax purposes. The Company did not have a capital loss carryforward at December 31, 2012 and 2011.

The Company incurred income taxes during 2012, 2011 and 2010 of $265,193, $15,052, and $46,122, respectively, which will be available for recoupment in the event of future net losses.

The amount of tax contingencies calculated for the Company as of December 31, 2012 and 2011 is $198 and $85, respectively. The total amount of tax contingencies that, if recognized, would affect the effective income tax rate is $198. The Company classifies interest and penalties related to income taxes as income tax expense. The Company’s interest (benefit) expense related to income taxes for the years ending December 31, 2012, 2011 and 2010 is $766, $(136) and $(494), respectively. The total interest payable balance as of December 31, 2012 and 2011 is $9 and $775, respectively. The Company recorded no liability for penalties. It is not anticipated that the total amounts of unrecognized tax benefits will significantly increase within twelve months of the reporting date.

The Company’s federal income tax returns have been examined by the Internal Revenue Service and closing agreements have been executed through 2004. The examination for the years 2005 through 2006 have been completed and resulted in tax return adjustments that are currently undergoing final calculation at appeal. The examination for the years 2007 through 2008 has been completed and resulted in tax return adjustments that are currently being appealed. An examination is already in progress for the years 2009 and 2010. The Company believes that there are adequate defenses against or sufficient provisions established related to any open or contested tax positions.

8. Policy and Contract Attributes

Participating life insurance policies were issued by the Company which entitle policyholders to a share in the earnings of the participating policies, provided that a dividend distribution, which is determined annually based on mortality and persistency experience of the participating policies, is authorized by the Company. Participating insurance constituted less than 1% of ordinary life insurance in force at December 31, 2012 and 2011.

For the years ended December 31, 2012, 2011 and 2010, premiums for participating life insurance policies were $1,232, $1,298 and $2,554, respectively. The Company accounts for its policyholder dividends based on dividend scales and experience of the policies. The Company paid dividends in the amount of $1,279, $1,342 and $1,388 to policyholders during 2012, 2011 and 2010, respectively, and did not allocate any additional income to such policyholders.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

A portion of the Company’s policy reserves and other policyholders’ funds (including separate account liabilities) relates to liabilities established on a variety of the Company’s annuity and deposit fund products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

	December 31, 2012
	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent
Subject to discretionary withdrawal
With fair value adjustment	$42,069	$23,609	$—	$65,678	0%
At book value less surrender charge of 5% or more	22,755	—	—	22,755	0
At fair value	111	—	12,400,461	12,400,572	52

Total with adjustment or at fair value	64,935	23,609	12,400,461	12,489,005	52
At book value without adjustment (minimal or no charge or adjustment)	4,276,647	—	—	4,276,647	18
Not subject to discretionary withdrawal	6,934,154	170,007	54,778	7,158,939	30

Total annuity reserves and deposit liabilities	11,275,736	193,616	12,455,239	23,924,591	100%

Less reinsurance ceded	6,637,964	—	—	6,637,964

Net annuity reserves and deposit liabilities	$4,637,772	$193,616	$12,455,239	$17,286,627

	December 31, 2011
	General Account	Separate Account with Guarantees	Separate Account Non-Guaranteed	Total	Percent
Subject to discretionary withdrawal
With fair value adjustment	$49,567	$25,929	$—	$75,496	0%
At book value less surrender charge of 5% or more	414,961	—	—	414,961	2
At fair value	127	—	11,195,641	11,195,768	47

Total with adjustment or at fair value	464,655	25,929	11,195,641	11,686,225	49
At book value without adjustment (minimal or no charge or adjustment)	4,256,524	—	—	4,256,524	18
Not subject to discretionary withdrawal	7,627,033	170,658	57,549	7,855,240	33

Total annuity reserves and deposit liabilities	12,348,212	196,587	11,253,190	23,797,989	100%

Less reinsurance ceded	7,492,221	—	—	7,492,221

Net annuity reserves and deposit liabilities	$4,855,991	$196,587	$11,253,190	$16,305,768

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Included in the liability for deposit-type contracts at December 31, 2012 and 2011 are approximately $52,574 and $48,374, respectively, of funding agreements issued to special purpose entities in conjunction with non-recourse medium-term note programs. Under these programs, the proceeds from each note series issuance are used to purchase a funding agreement from the Company which secures that particular series of notes. In general, the payment terms of the note series match the payment terms of the funding agreement that secures that series. Claims for the principal and interest for these funding agreements are afforded equal priority as other policyholders.

At December 31, 2012 the contractual maturities were as follows:

Year	Amount
2012	$—
2013	—
2014	—
2015	—
2016	—
Thereafter	52,574

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Certain separate and variable accounts held by the Company represent funds for which the benefit is determined by the performance and/or fair value of the investments held in the separate account. The assets and the liabilities of these are carried at fair value. These variable annuities generally provide an additional minimum guaranteed death benefit. Some variable annuities also provide a minimum guaranteed income benefit. The Company’s Guaranteed Indexed separate accounts provide customers a return based on the total performance of a specified financial index plus an enhancement. Hedging instruments that return the chosen index are purchased by the Company and held within the separate account. The assets in the accounts, carried at fair value, consist primarily of long-term bonds. Information regarding the separate accounts of the Company are as follows:

	Guaranteed Indexed	Nonindexed Guaranteed Less Than 4%	Nonguaranteed	Total
Premiums, deposits and other considerations for the year ended December 31, 2012	$—	$120	$466,200	$466,320

Reserves for separate accounts as of December 31, 2012 with assets at fair value	$170,007	$23,609	$12,462,862	$12,656,478

Total	$170,007	$23,609	$12,462,862	$12,656,478

Reserves by withdrawal characteristics as of December 31, 2012:
Subject to discretionary withdrawal
With fair value adjustment	$170,007	$23,609	$—	$193,616
At fair value	—	—	12,408,084	12,408,084
Not subject to discretionary withdrawal	—	—	54,778	54,778

Total separate account liabilities at December 31, 2012	$170,007	$23,609	$12,462,862	$12,656,478

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	Guaranteed Indexed	Nonindexed Guaranteed Less Than 4%	Nonguaranteed	Total
Premiums, deposits and other considerations for the year ended December 31, 2011	$—	$107	$402,748	$402,855

Reserves for separate accounts as of December 31, 2011 with assets at fair value	$170,658	$25,929	$11,260,745	$11,457,332

Total as of December 31, 2011	$170,658	$25,929	$11,260,745	$11,457,332

Reserves by withdrawal characteristics as of December 31, 2011:
Subject to discretionary withdrawal	$—	$—	$—	$—
With fair value adjustment	170,658	25,929	—	196,587
At fair value	—	—	11,203,196	11,203,196
Not subject to discretionary withdrawal	—	—	57,549	57,549

Total separate account liabilities at December 31, 2011	$170,658	$25,929	$11,260,745	$11,457,332

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	Guaranteed Indexed	Nonindexed Guaranteed Less Than 4%	Nonguaranteed	Total
Premiums, deposits and other considerations for the year ended December 31, 2010	$—	$—	$358,366	$358,366

Reserves for separate accounts as of December 31, 2010 with assets at fair value	$165,902	$26,323	$11,287,100	$11,479,325
Total as of December 31, 2010	$165,902	$26,323	$11,287,100	$11,479,325

Reserves by withdrawal characteristics as of December 31, 2010:
Subject to discretionary withdrawal	$—	$—	$—	$—
With fair value adjustment	165,902	26,323	—	192,225
At fair value	—	—	11,260,269	11,260,269
Not subject to discretionary withdrawal	—	—	26,831	26,831

Total separate account liabilities at December 31, 2010	$165,902	$26,323	$11,287,100	$11,479,325

A reconciliation of the amounts transferred to and from the Company’s separate accounts is presented below:

	Year Ended December 31
	2012	2011	2010
Transfer as reported in the summary of operations of the separate accounts statement:
Transfers to separate accounts	$466,321	$402,855	$358,366
Transfers from separate accounts	(656,788)	(540,288)	(550,170)

Net transfers from separate accounts	(190,467)	(137,433)	(191,804)
Miscellaneous reconciling adjustments	1,087	763	198

Net transfers as reported in the statement of operations of the life, accident and health annual statement	$(189,380)	$(136,670)	$(191,606)

The legal insulation of separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account. At December 31, 2012 and 2011,

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

the Company’s separate account statement included legally insulated assets of $12,530,256 and $11,471,551, respectively. The assets legally insulated from general account claims at December 31, 2012 and 2011 are attributed to the following products:

Product	2012	2011
Variable annuities	$10,609,856	9,712,265
Variable life	7,623	7,556
Group annuities	1,715,754	1,550,569
Modified separate account	197,024	201,161

Total separate account assets	$12,530,256	$11,471,551

The Company does not participate in securities lending transactions within the separate account.

For variable annuities with guaranteed living benefits and variable annuities with minimum guaranteed death benefits the Company complies with Actuarial Guideline XLIII (AG 43), which replaces Actuarial Guidelines 34 and 39. AG 43 specifies statutory reserve requirements for variable annuity contracts with benefit guarantees (VACARVM) and without benefit guarantees and related products. The AG 43 reserve calculation includes variable annuity products issued after January 1, 1981. Examples of covered guaranteed benefits include guaranteed minimum accumulation benefits, return of premium death benefits, guaranteed minimum income benefits, guaranteed minimum withdrawal benefits and guaranteed payout annuity floors. The aggregate reserve for contracts falling within the scope of AG 43 is equal to the conditional tail expectation (CTE) Amount, but not less than the standard scenario amount (SSA).

To determine the CTE Amount, the Company used 1,000 of the pre-packaged scenarios developed by the American Academy of Actuaries (AAA) produced in October 2005 and prudent estimate assumptions based on company experience. The SSA was determined using the assumptions and methodology prescribed in AG 43 for determining the SSA.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

At December 31, 2012 and 2011, the Company had variable and separate account annuities with minimum guaranteed benefits as follows:

Benefit and Type of Risk	Subjected Account Value	Amount of Reserve Held	Reinsurance Reserve Credit
December 31, 2012
Minimum guaranteed death benefit	$6,541,811	$3,495	$—
Minimum guaranteed income benefit	9,960	1,602	—
Minimum guaranteed withdrawal benefit	102,022	—	—

December 31, 2011
Minimum guaranteed death benefit	$6,156,693	$5,429	$—
Minimum guaranteed income benefit	9,376	1,724	—
Minimum guaranteed withdrawal benefit	17,382	4	—

The Company offers variable and separate account annuities with minimum guaranteed benefits. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. As of December 31, 2012 and 2011, the general account of the Company had a maximum guarantee for separate account liabilities of $170,007 and $254,802, respectively. To compensate the general account for the risk taken, the separate account paid risk charges of $545, $104 and $86 to the general account in 2012, 2011 and 2010, respectively. During the years ended December 31, 2012, 2011 and 2010, the general account of the Company had paid $239, $613 and $857, respectively, toward separate account guarantees.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Reserves on the Company’s traditional life insurance products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy’s paid-through date to the policy’s next anniversary date. At December 31, 2012 and 2011, the gross premium and loading amounts related to these assets (which are reported as premiums deferred and uncollected), are as follows:

	Gross	Loading	Net
December 31, 2012
Life and annuity:
Ordinary direct first year business	$17,360	$12,774	$4,586
Ordinary direct renewal business	201,276	53,166	148,110
Group life direct business	14,508	3,775	10,733
Credit direct business	508	—	508
Reinsurance ceded	(19,565)	—	(19,565)

Total life and annuity	214,087	69,715	144,372

Accident and health:
Direct	47,336	—	47,336
Reinsurance assumed	11,786	—	11,786
Reinsurance ceded	(2,076)	—	(2,076)

Total accident and health	57,046	—	57,046

	$271,133	$69,715	$201,418

	Gross	Loading	Net
December 31, 2011
Life and annuity:
Ordinary direct first year business	$19,351	$14,792	$4,559
Ordinary direct renewal business	207,084	55,625	151,459
Group life direct business	15,719	4,018	11,701
Credit direct business	676	—	676
Reinsurance ceded	(19,883)	—	(19,883)

Total life and annuity	222,947	74,435	148,512

Accident and health:
Direct	48,716	—	48,716
Reinsurance assumed	14,857	—	14,857
Reinsurance ceded	2,035	—	2,035

Total accident and health	61,538	—	61,538

	$284,485	$74,435	$210,050

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company anticipates investment income as a factor in the premium deficiency calculation, in accordance with SSAP No. 54, Individual and Group Accident and Heath Contracts. At December 31, 2012 and 2011, the Company had insurance in force aggregating $4,262,496 and $6,837,793, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Insurance Division, Department of Commerce, of the State of Iowa. The Company established policy reserves of $42,640 and $78,930 to cover these deficiencies at December 31, 2012 and 2011, respectively.

The Company’s primary method utilized to estimate premium adjustments for contracts subject to redetermination is to review experience periodically and to adjust premiums for differences between the experience anticipated at the time of redetermination and that underlying the original premiums. The Company has not limited its degree of discretion contractually; however, in some states it has agreed not to raise premiums in order to recoup past losses. The Company forgoes premium changes on existing policies at its option if the administrative cost and other business issues associated with the change outweigh the direct financial impact of the change. Also, the Company has extra-contractually guaranteed the current premium scale for certain policies.

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business. The balance in the liability for unpaid accident and health claim adjustment expenses as of December 31, 2012 and 2011 was $2,096 and $2,127, respectively.

The Company incurred $3,306 and paid $3,066 of claim adjustment expenses during 2012, of which $1,475 of the paid amount was attributable to insured or covered events of prior years. The Company did not increase or decrease the provision for insured events of prior years.

9. Capital and Surplus

The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends to its stockholders. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of statutory surplus as of the preceding December 31, or (b) statutory gain from operations before net realized capital gains (losses) on investments for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the Company can make a dividend payment of up to $151,422 without the prior approval of insurance regulatory authorities in 2013.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company paid an ordinary common stock dividend of $394,560 and $55,440 to its parent companies, CGC and Aegon, respectively, on December 21, 2012. The Company paid a capital contribution of $368 to its subsidiary, Aegon Direct Marketing Services, Inc., on December 31, 2012.

On December 23, 2011, the Company paid a common stock dividend of $300,000 to its parent companies. Of this amount, $117,400 was an ordinary cash dividend and $182,600 was an extraordinary cash dividend. CGC received $263,100 and Aegon received $36,900.

The Company paid $500,000 in cash dividends to its parent companies on December 23, 2010. Of this amount, $42,100 was considered an ordinary dividend and $457,900 was considered extraordinary. CGDC received $498,610 and CGC received $1,390.

Capital contributions of $274,230 and $770 were received from CGDC and CGC, respectively, on February 12, 2010.

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life or health insurance company is to be determined based on the various risk factors related to it. At December 31, 2012, the Company meets the minimum RBC requirements.

The Company has two classes of common stock, Class A and Class B. Each outstanding share of Class A is entitled to four votes for any matter submitted to a vote at a meeting of stockholders, whereas each outstanding share of Class B is entitled to on such vote.

On December 23, 2004, the Company received $117,168 from CGDC and $42,832 from Aegon, both affiliates, in exchange for surplus notes. Prior to the merger discussed in Note 1, CGDC dividended the Company’s surplus notes to its direct shareholders in the amount of $102,734 to CGC and $14,434 to Aegon. These notes are due 20 years from the date of issuance at an interest rate of 6% and are subordinate and junior in right of payment to all obligations and liabilities of the Company. In the event of liquidation of the Company, full payment of the surplus notes shall be made before the holders of common stock become entitled to any distribution of the remaining assets of the Company. The Company received approval from the Insurance Division, Department of Commerce, of the State of Iowa prior to paying quarterly interest payments.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Additional information related to the surplus notes at December 31, 2012 and 2011 is as follows:

For Year Ending	Balance Outstanding	Interest Paid Current Year	Cumulative Interest Paid	Accrued Interest
2012
CGC	$102,734	$6,164	$55,531	$514
AEGON	57,266	3,436	21,483	286

Total	$160,000	$9,600	$77,014	$800

2011
CGC	$102,734	$7,030	$49,366	$514
AEGON	57,266	2,570	18,047	286

Total	$160,000	$9,600	$67,413	$800

10. Securities Lending

The Company participates in an agent-managed securities lending program. The Company receives collateral equal to 102% of the fair value of the loaned domestic securities as of the transaction date. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned government or domestic securities. In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair value of the loaned security.

At December 31, 2012 and 2011, respectively, securities in the amount of $333,420 and $312,771 were on loan under securities lending agreements as part of this program. At December 31, 2012, the collateral the Company received from securities lending activities was in the form of cash and on open terms. This cash collateral is reinvested and is not available for general corporate purposes. The reinvested cash collateral has a fair value of $350,162 and $328,161 at December 31, 2012 and 2011, respectively.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The contractual maturities of the securities lending collateral positions are as follows:

Fair Value
Open	$347,440
30 days or less	—
31 to 60 days	—
61 to 90 days	—
Greater than 90 days	—

Total	347,440

Securities received	—

Total collateral received	$347,440

The Company receives primarily cash collateral in an amount in excess of the fair value of the securities lent. The Company reinvests the cash collateral into higher yielding securities than the securities which the Company has lent to other entities under the arrangement.

The maturity dates of the reinvested securities lending collateral are as follows:

	Amortized Cost	Fair Value
Open	$31,078	$31,078
30 days or less	133,115	133,114
31 to 60 days	123,603	123,603
61 to 90 days	41,706	41,707
91 to 120 days	15,823	15,823
1 to 2 years	2,776	2,779
2 to 3 years	2,228	2,058

Total	350,329	350,162

Securities received	—	—

Total collateral reinvested	$350,329	$350,162

For securities lending, the Company’s sources of cash that it uses to return the cash collateral is dependent upon the liquidity of the current market conditions. Under current conditions, the Company has securities with a par value of $350,388 (fair value of $350,162) that are currently tradable securities that could be sold and used to pay for the $347,440 in collateral calls that could come due under a worst-case scenario.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

11. Retirement and Compensation Plans

The Company’s employees participate in a qualified defined benefit pension plan sponsored by Aegon. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from Aegon. The pension expense is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits and based upon actuarial participant benefit calculations. The benefits are based on years of service and the employee’s eligible annual compensation. Pension expenses were $4,350, $5,134 and $5,266, for the years ended December 31, 2012, 2011 and 2010, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974.

The Company’s employees also participate in a defined contribution plan sponsored by Aegon which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to 25% of their salary to the plan. The Company will match an amount up to three percent of the participant’s salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974. Expense related to this plan was $1,276, $1,682 and $1,909, for the years ended December 31, 2012, 2011 and 2010, respectively.

Aegon sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The plans are noncontributory, and benefits are based on years of service and the employee’s compensation level. The plans are unfunded and nonqualified under the Internal Revenue Service Code. In addition, Aegon has established incentive deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for each of the years ended December 31, 2012, 2011 and 2010 was negligible. Aegon also sponsors an employee stock option plan/stock appreciation rights for employees of the company and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued or funded as deemed appropriate by management of Aegon and the Company.

In addition to pension benefits, the Company participates in plans sponsored by Aegon that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The postretirement plan expenses are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $1,285, $1,307 and $1,291 related to these plans for the years ended December 31, 2012, 2011 and 2010, respectively.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

12. Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company is party to a common cost allocation service arrangement between Aegon companies, in which various affiliated companies may perform specified administrative functions in connection with the operation of the Company, in consideration of reimbursement of actual costs of services rendered. The Company is also a party to a Management and Administrative and Advisory agreement with Aegon USA Realty Advisors, Inc. whereby the advisor serves as the administrator and advisor for the Company’s mortgage loan operations. Aegon USA Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company. During 2012, 2011 and 2010, the Company paid $100,736, $47,194 and $44,683, respectively, for these services, which approximates their costs to the affiliates.

Transamerica Capital, Inc. provides wholesaling distribution services for the Company under a distribution agreement. The Company incurred expenses under this agreement of $71, $64 and $70 for the years ended December 31, 2012, 2011 and 2010, respectively.

At December 31, 2012 and 2011, the Company reported a net amount of $32,590 and $16,161 due to parent, subsidiary and affiliated companies, respectively. Terms of settlement require that these amounts be settled within 90 days. Receivables from and payables to affiliates bear interest at the thirty-day commercial paper rate. During 2012, 2011 and 2010, the Company paid net interest of $40, $111 and $151, respectively, to affiliates.

The Company has an administration service agreement with Transamerica Asset Management, Inc. to provide administrative services to the Aegon/Transamerica Series Trust. The Company received $436, $385 and $364 for these services during 2012, 2011 and 2010, respectively.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company had no short-term notes receivable at December 31, 2012. At December 31, 2011, the Company had short-term intercompany notes receivable of $95,000 as follows. In accordance with SSAP No. 25, Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties, these notes were reported as short-term investments on the balance sheet. Both notes were repaid prior to their due date.

Receivable from	Amount	Due By	Interest Rate
AEGON USA, LLC	$39,000	June 22, 2012	0.16%
AEGON USA, LLC	56,000	June 30, 2012	0.16%

In prior years, the Company purchased life insurance policies covering the lives of certain employees of the Company from an affiliate. At December 31, 2012 and 2011, the cash surrender value of these policies was $77,229 and $74,783, respectively.

During 1998, TLIC issued life insurance policies to LIICA, covering the lives of certain LIICA employees. As discussed in Note 6 - Reinsurance, the Company entered into an assumption reinsurance transaction with TLIC effective September 30, 2008, resulting in the Company assuming all liabilities of TLIC arising under these policies. Accordingly, the Company held aggregate reserves for policies and contracts related to these policies of $156,981 and $153,701 at December 31, 2012 and 2011, respectively.

13. Managing General Agents

The Company utilizes managing general agents and third-party administrators in its operation. Information regarding these entities for the year ended December 31, 2012 is as follows:

Name and Address of Managing General Agent or Third-Party Administrator	FEIN	Exclusive Contract	Types of Business Written	Types of Authority Granted	Total Direct Premiums Written/ Produced By
The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	23-1945930	No	Deferred and Income Annuities	C, B, P, U	$422,874

Bollinger, Inc. 101 JFK Parkway Short Hills, NJ 07078	22-0781130	No	Group A&H, Life	C, CA, P, U	93,480

All Other TPA Premiums					146

Total					$516,500

C-        Claims Payment

CA-     Claims Adjustment

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

B-    Binding Authority

P-    Premium Collection

U-    Underwriting

For years ended December 31, 2012, 2011 and 2010, the Company had $422,874, $345,517 and $299,773, respectively, of direct premiums written by The Vanguard Group, Inc. For years ended December 31, 2012, 2011 and 2010, the Company had $93,480, $104,706 and $115,476, respectively, of direct premiums written by Bollinger, Inc. For years ended December 31, 2012, 2011 and 2010, the Company had $146, $576 and $1,727, respectively, of direct premiums written by all other managing general agents.

14. Commitments and Contingencies

The Company has issued synthetic GIC contracts to benefit plan sponsors on assets totaling $58,306,775 and $57,811,072 as of December 31, 2012 and 2011, respectively. A synthetic GIC is an off-balance sheet fee-based product sold primarily to tax qualified plans. The plan sponsor retains ownership and control of the related plan assets. The Company provides book value benefit responsiveness in the event that qualified plan benefit requests exceed plan cash flows. In certain contracts, the Company agrees to make advances to meet benefit payment needs and earns a market interest rate on these advances. The periodically adjusted contract-crediting rate is the means by which investment and benefit responsive experience is passed through to participants. In return for the book value benefit responsive guarantee, the Company receives a premium that varies based on such elements as benefit responsive exposure and contract size. The Company underwrites the plans for the possibility of having to make benefit payments and also must agree to the investment guidelines to ensure appropriate credit quality and cash flow. A contract reserve has been established for the possibility of unexpected benefit payments at below market interest rates of $1,612 and $3,662 at December 31, 2012 and 2011, respectively.

At December 31, 2012, the Company has no mortgage loan commitments. At December 31, 2011, the Company had mortgage loan commitments of $4,160. The Company has contingent commitments of $46,975 and $81,119 at December 31, 2012 and 2011, respectively, to provide additional funding for various joint ventures, partnerships and limited liability companies, which includes LIHTC commitments of $7,640 and $23,016, respectively.

At December 31, 2012 and 2011, there were no private placement commitments outstanding.

At December 31, 2012 and 2011, no securities were acquired on a “to be announced” (TBA) basis.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company may pledge assets as collateral for derivative transactions. At December 31, 2012 and 2011, the Company has pledged invested assets with a carry value of $14,443 and $18,670, respectively, and fair value of $17,892 and $21,995, respectively, in conjunction with these transactions.

Cash collateral received from derivative counterparties as well as the obligation to return the collateral is recorded on the Company’s balance sheet. The amount of cash collateral posted as of December 31, 2012 and 2011, respectively, was $213,917 and $153,859. In addition, securities in the amount of $224,372 and $270,441 were posted to the Company as of December 31, 2012 and 2011, respectively, which were not included on the balance sheet of the Company as the Company does not have the ability to sell or repledge the collateral. A portion of the cash collateral received by the Company has been reposted as collateral to other counterparties. The amount of cash collateral reposted was $2,580 as of December 31, 2012 and 2011.

The Company may pledge assets as collateral for transactions involving funding agreements. At December 31, 2012 and 2011, the Company has pledged invested assets with a carrying amount of $245,905 and $258,609 respectively, and fair value of $276,565 and $282,793 respectively, in conjunction with these transactions.

The Company has provided back-stop guarantees for the performance of non-insurance affiliates or subsidiaries that are involved in the guaranteed sale of investments in low-income housing tax credit partnerships. The nature of the obligation is to provide third party investors with a minimum guaranteed annual and cumulative return on their contributed capital which is based on tax credits and tax losses generated from the low income housing tax credit partnerships. Guarantee payments arise if low income housing tax credit partnerships experience unexpected significant decreases in tax credits and tax losses or there are compliance issues with the partnerships. A significant portion of the remaining term of the guarantees is between 13-21 years. The Company did not recognize a liability for the low income housing tax credit guarantees due to the adoption of SSAP No. 5R at December 31, 2011, as the maximum potential amount of future payments the Company could be required to make is immaterial to the Company’s financial results. In the event the Company is required to make a payment under this guarantee, the payment would be reflected in the Company’s financial statements as a decrease in net investment income. The maximum potential amount of future payments (undiscounted) that the Company could be required to make under these guarantees was $245 and $331 at December 31, 2012 and 2011, respectively. No payments are required as of December 31, 2012. The current assessment of risk of making payments under these guarantees is remote.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The following table provides an aggregate compilation of guarantee obligations as of December 31, 2012 and 2011:

	December 31
	2012	2011
Aggregate maximum potential of future payments of all guarantees (undiscounted)	$245	$331

Current liability recognized in financial statements:
Noncontingent liabilities	$—	$—

Contingent liabilities	$—	$—

Ultimate financial statement impact if action required:
Other	$245	$331

Total impact if action required	$245	$331

The Company has issued funding agreements to FHLB, and the funds received are reported as deposit-type liabilities per SSAP No. 52, Deposit-Type Contracts. Total reserves are equal to the funding agreements balance. These funding agreements are used for investment spread management purposes and are subject to the same asset/liability management practices as other deposit-type business. All of the funding agreements issued to FHLB are classified in the general account as it is a general obligation of the Company. Collateral is required by FHLB to support repayment of the funding agreements. In addition, FHLB requires their common stock to be purchased.

	Year Ended December 31
	2012	2011
FHLB stock purchased/owned as part of the agreement	$27,800	$27,800
Collateral pledged to the FHLB	2,096,598	2,040,375
Borrowing capacity currently available	560,000	777,336
Agreement General Account
Assets	1,690,805	1,645,464
Liabilities	1,300,130	1,300,137

The Company has provided guarantees for the obligations of noninsurance affiliates who have accepted assignments of structured settlement payment obligations from other insurers and purchase structured settlement insurance policies from subsidiaries of the Company that match those obligations. The guarantees made by the Company are specific to each structured settlement contract and vary in date and duration of the obligation. These are numerous and are backed by the reserves established by the Company to represent the present value of the future payments for those contracts. The statutory reserve established at December 31, 2012 for the total payout block is $2,516,883. As this reserve is already recorded on the balance sheet of the Company, there was no additional liability recorded due to the adoption of SSAP No. 5R.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company is a party to legal proceedings involving a variety of issues incidental to its business, including class actions. Lawsuits may be brought in nearly any federal or state court in the United States or in an arbitral forum. In addition, there continues to be significant federal and state regulatory activity relating to financial services companies. The Company’s legal proceedings are subject to many variables, and given its complexity and scope, outcomes cannot be predicted with certainty. Although legal proceedings sometimes include substantial demands for compensatory and punitive damages, and injunctive relief, it is management’s opinion that damages arising from such demands will not be material to the Company’s financial position.

In addition, the insurance industry has increasingly and routinely been the subject of litigation, investigations, regulatory activity and challenges by various governmental and enforcement authorities and policyholder advocate groups concerning certain practices. For example, unclaimed property administrators and state insurance regulators are performing unclaimed property examinations of the life insurance industry in the U.S., including the Company. These are in some cases multi-state examinations that include the collective action of many of the states. Additionally, some states are conducting separate examinations or instituting separate enforcement actions in regard to unclaimed property laws and related claims practices. As other insurers in the United States have recently done, the Company identified certain additional internal processes that it has implemented or is in the process of implementing. As of December 31, 2012, the Company’s reserves related to this matter were $10,297. As the methodology to identify deceased policyholders becomes more refined, it is possible the Company will add to this reserve. Also, various major insurers in the U.S. have entered into settlements with insurance regulators recently regarding claims settlement practices. The Company expects that regulators will be trying to reach settlements with other US insurers. While the Company believes that its processes to manage unclaimed property are generally adequate, with industry practices changing and regulatory interpretations evolving, it is uncertain what the further impact of any such inquiry could be for the Company and other market participants. The Company estimates that the adverse financial impact may range from $0 to $75,000 before tax.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law. Amounts available for future offsets are recorded as an asset on the Company’s balance sheet. The future obligation for known insolvencies has been accrued based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $3,395 and $6,935 and an offsetting premium tax benefit of $3,406 and $2,325 at December 31, 2012 and 2011, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense (benefit) was $(2,874), $(8,063) and $853, at December 31, 2012, 2011 and 2010, respectively.

15. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities

Municipal repurchase agreements require a minimum of 95% of the fair value of the securities transferred to be maintained as collateral. At December 31, 2012 and 2011, the Company had no recorded liabilities for municipal repurchase agreements.

At December 31, 2012, the Company had dollar repurchase agreements outstanding in the amount of $5,825. The Company did not participate in dollar repurchase agreements at December 31, 2011.

Monumental Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The contractual maturities of dollar repurchase agreements are as follows:

Fair Value
Open	$6,200
30 days or less	—
31 to 60 days	—
61 to 90 days	—
Greater than 90 days	—

Total	6,200

Securities received	—

Total collateral received	$6,200

In the course of the Company’s asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. For the year ended December 31, 2012, there were no securities sold and reacquired within 30 days of the sale date.

16. Subsequent Events

The financial statements are adjusted to reflect events that occurred between the balance sheet date and the date when the financial statements are issued, provided they give evidence of conditions that existed at the balance sheet date (Type I). Events that are indicative of conditions that arose after the balance sheet date are disclosed, but do not result in an adjustment of the financial statements themselves (Type II). The Company has not identified any Type I or Type II subsequent events for the year ended December 31, 2012 through the date the financial statements are issued.

Statutory-Basis

Financial Statement Schedules

Monumental Life Insurance Company

Summary of Investments – Other Than Investments in Related Parties

(Dollars in Thousands)

December 31, 2012

Schedule I

Type of Investment	Cost (1)	Market Value	Amount at Which Shown in the Balance Sheet (2)
Fixed maturities
Bonds:
United States government and government agencies and authorities	$478,981	$556,123	$478,979
States, municipalities and political subdivisions	290,823	346,855	290,823
Foreign governments	232,014	254,768	232,014
Hybrid Securities	675,700	563,809	675,700
All other corporate bonds	10,829,115	11,956,644	10,714,156
Redeemable preferred stocks	8,418	7,715	8,418

Total fixed maturities	12,515,051	13,685,914	12,400,090

Equity securities
Common stocks:
Industrial, miscellaneous and all other	76,945	79,006	79,006

Total equity securities	76,945	79,006	79,006

Mortgage loans on real estate	1,864,851		1,864,851
Real estate	5,203		5,203
Policy loans	477,665		477,665
Other long-term investments	351,992		351,992
Receivable for securities	2,798		2,798
Securities Lending	350,329		350,329
Cash, cash equivalents and short-term investments	1,355,524		1,355,524

Total investments	$17,000,358		$16,887,458

(1)	Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual discounts.
(2)	United States government and corporate bonds of $42,519 are held at fair value rather than amortized cost due to having an NAIC 6 rating.

Monumental Life Insurance Company

Supplementary Insurance Information

(Dollars in Thousands)

December 31, 2012

Schedule III

	Future Policy Benefits and Expenses	Unearned Premiums	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims Losses and Settlement Expenses	Other Operating Expenses*
Year ended December 31, 2012
Individual life	$5,237,303	$—	$62,480	$270,263	$310,669	$(133,512)	$274,367
Individual health	456,177	25,536	48,467	175,625	29,136	113,040	60,804
Group life and health	646,721	37,324	87,409	458,397	37,114	270,127	201,138
Annuity	3,629,809	—	127	617,432	445,395	929,457	44,166

	$9,970,010	$62,860	$198,483	$1,521,717	$822,314	$1,179,112	$580,475

Year ended December 31, 2011
Individual life	$5,530,556	$—	$52,163	$208,344	$306,133	$245,580	$260,215
Individual health	410,107	29,906	49,827	174,245	24,563	95,201	71,698
Group life and health	667,286	38,644	93,530	474,154	37,963	297,090	210,966
Annuity	3,840,063	—	41	546,479	470,382	832,759	111,786

	$10,448,012	$68,550	$195,561	$1,403,222	$839,041	$1,470,630	$654,665

Year ended December 31, 2010
Individual life	$5,429,071	$—	$42,795	$190,902	$425,921	$241,566	$248,796
Individual health	388,001	38,089	46,182	198,572	35,205	106,258	80,859
Group life and health	696,997	36,826	81,085	484,305	62,236	284,094	195,039
Annuity	4,020,138	—	25	483,749	386,838	866,668	76,533

	$10,534,207	$74,915	$170,087	$1,357,528	$910,200	$1,498,586	$601,227

*	Allocations of net investment income and other operating expenses are based on a number and assumptions of estimates, and the results would change if different methods were applied.

Monumental Life Insurance Company

Reinsurance

(Dollars in Thousands)

December 31, 2012

Schedule IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year ended December 31, 2012
Life insurance in force	$59,790,366	$39,457,731	$2,789,989	23,122,624	12%

Premiums:
Individual life	$678,988	$421,821	$13,096	$270,263	5%
Individual health	120,598	7,260	62,287	175,625	35%
Group life and health	470,794	93,042	80,645	458,397	18%
Annuity	597,505	31,514	51,441	617,432	8%

	$1,867,885	$553,637	$207,469	$1,521,717	14%

Year ended December 31, 2011
Life insurance in force	$62,029,782	$41,743,562	$2,686,755	$22,972,975	12%

Premiums:
Individual life	$657,650	$456,986	$7,679	$208,343	4%
Individual health	124,649	22,292	71,889	174,246	41%
Group life and health	487,397	93,904	80,661	474,154	17%
Annuity	524,970	31,195	52,704	546,479	10%

	$1,794,666	$604,377	$212,933	$1,403,222	15%

Year ended December 31, 2010
Life insurance in force	$61,919,519	$60,124,247	$25,908,304	$27,703,576	94%

Premiums:
Individual life	$663,805	$566,270	$93,367	$190,902	49%
Individual health	131,405	6,258	73,425	198,572	37%
Group life and health	494,457	83,021	72,869	484,305	15%
Annuity	451,615	43,993	76,127	483,749	16%

	$1,741,282	$699,542	$315,788	$1,357,528	23%

FINANCIAL STATEMENTS

Monumental Life Insurance Company

Separate Account VA DD

Years Ended December 31, 2012 and 2011

Monumental Life Insurance

Company Separate Account VA DD

Financial Statements

Years Ended December 31, 2012 and 2011

The Board of Directors and Contract Owners

Of Separate Account VA DD

Monumental Life Insurance Company

We have audited the accompanying statements of assets and liabilities of the subaccounts of Monumental Life Insurance Company Separate Account VA DD (the Separate Account), comprised of subaccounts as listed in the accompanying statements of assets and liabilities, as of December 31, 2012, the related statements of operations and changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the fund companies or their transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of Monumental Life Insurance Company Separate Account VA DD, at December 31, 2012, and the results of their operations and changes in their net assets for the periods indicated thereon, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young

Des Moines, Iowa

April 22, 2013

Monumental Life Insurance Company

Separate Account VA DD

Statements of Assets and Liabilities

December 31, 2012

	Balanced Subaccount	Capital Growth Subaccount	Conservative Allocation Subaccount	Diversified Value Subaccount
Assets
Investment in securities:
Number of shares	66,204,209.190	13,699,982.284	2,500,731.845	22,719,224.163

Cost	$1,175,471,286	$215,711,515	$53,352,635	$308,985,444

Investments in mutual funds, Level 1 quoted prices at net asset value	$1,370,427,130	$242,215,687	$55,691,298	$325,112,098
Receivable for units sold	—	—	—	7

Total assets	1,370,427,130	242,215,687	55,691,298	325,112,105

Liabilities
Payable for units redeemed	10	6	1	—

Total net assets	$1,370,427,120	$242,215,681	$55,691,297	$325,112,105

Net Assets:
Deferred annuity contracts terminable by owners	$1,370,427,120	$242,215,681	$55,691,297	$325,112,105

Total net assets	$1,370,427,120	$242,215,681	$55,691,297	$325,112,105

Accumulation units outstanding	21,729,522	10,150,845	2,502,728	15,928,332

Accumulation unit value	$63.067522	$23.861628	$22.252233	$20.410932

See accompanying notes.

2

Monumental Life Insurance Company

Separate Account VA DD

Statements of Assets and Liabilities

December 31, 2012

	Equity Income Subaccount	Equity Index Subaccount	Growth Subaccount	High Yield Bond Subaccount
Assets
Investment in securities:
Number of shares	30,002,931.356	33,558,476.634	16,972,735.152	47,454,087.750

Cost	$492,571,658	$808,254,146	$217,086,937	$340,251,035

Investments in mutual funds, Level 1 quoted prices at net asset value	$528,951,680	$836,612,822	$260,022,303	$395,292,551
Receivable for units sold	—	346,569	—	168,633

Total assets	528,951,680	836,959,391	260,022,303	395,461,184

Liabilities
Payable for units redeemed	4	—	5	—

Total net assets	$528,951,676	$836,959,391	$260,022,298	$395,461,184

Net Assets:
Deferred annuity contracts terminable by owners	$528,951,676	$836,959,391	$260,022,298	$395,461,184

Total net assets	$528,951,676	$836,959,391	$260,022,298	$395,461,184

Accumulation units outstanding	10,825,093	15,680,061	10,073,534	14,561,549

Accumulation unit value	$48.863476	$53.377303	$25.812422	$27.157907

See accompanying notes.

3

Monumental Life Insurance Company

Separate Account VA DD

Statements of Assets and Liabilities

December 31, 2012

	International Subaccount	Mid-Cap Index Subaccount	Moderate Allocation Subaccount	Money Market Subaccount
Assets
Investment in securities:
Number of shares	38,455,555.103	28,343,786.493	2,509,734.994	704,135,813.394

Cost	$710,544,959	$424,761,921	$54,215,496	$704,135,813

Investments in mutual funds, Level 1 quoted prices at net asset value	$705,659,436	$457,185,276	$57,272,153	$704,135,813
Receivable for units sold	235,727	201,629	—	—

Total assets	705,895,163	457,386,905	57,272,153	704,135,813

Liabilities
Payable for units redeemed	—	—	—	166

Total net assets	$705,895,163	$457,386,905	$57,272,153	$704,135,647

Net Assets:
Deferred annuity contracts terminable by owners	$705,895,163	$457,386,905	$57,272,153	$704,135,647

Total net assets	$705,895,163	$457,386,905	$57,272,153	$704,135,647

Accumulation units outstanding	21,902,955	14,809,706	2,510,643	369,251,689

Accumulation unit value	$32.228307	$30.884267	$22.811748	$1.906926

See accompanying notes.

4

Monumental Life Insurance Company

Separate Account VA DD

Statements of Assets and Liabilities

December 31, 2012

	REIT Index Subaccount	Short-Term Investment Grade Subaccount	Small Company Growth Subaccount	Total Bond Market Index Subaccount
Assets
Investment in securities:
Number of shares	33,885,600.350	77,847,873.043	23,223,039.137	118,555,877.446

Cost	$373,957,718	$820,403,839	$388,182,928	$1,364,613,662

Investments in mutual funds, Level 1 quoted prices at net asset value	$410,693,476	$847,763,337	$466,318,626	$1,477,206,233
Receivable for units sold	217,186	—	216,314	—

Total assets	410,910,662	847,763,337	466,534,940	1,477,206,233

Liabilities
Payable for units redeemed	—	1	—	1

Total net assets	$410,910,662	$847,763,336	$466,534,940	$1,477,206,232

Net Assets:
Deferred annuity contracts terminable by owners	$410,910,662	$847,763,336	$466,534,940	$1,477,206,232

Total net assets	$410,910,662	$847,763,336	$466,534,940	$1,477,206,232

Accumulation units outstanding	10,173,987	47,221,452	10,803,569	41,254,925

Accumulation unit value	$40.388361	$17.952928	$43.183410	$35.806785

See accompanying notes.

5

Monumental Life Insurance Company

Separate Account VA DD

Statements of Assets and Liabilities

December 31, 2012

Total Stock Market Index Subaccount
Assets
Investment in securities:
Number of shares	22,725,277.707

Cost	$551,919,866

Investments in mutual funds, Level 1 quoted prices at net asset value	$575,404,032
Receivable for units sold	538,949

Total assets	575,942,981

Liabilities
Payable for units redeemed	—

Total net assets	$575,942,981

Net Assets:
Deferred annuity contracts terminable by owners	$575,942,981

Total net assets	$575,942,981

Accumulation units outstanding	29,376,285

Accumulation unit value	$19.605712

See accompanying notes.

6

Monumental Life Insurance Company

Separate Account VA DD

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2011 and 2012, Except as Noted

	Balanced Subaccount	Capital Growth Subaccount	Conservative Allocation Subaccount (1)	Diversified Value Subaccount
Net Assets as of January 1, 2011	$1,157,841,404	$256,095,040	$—	$305,084,014

Investment income:
Dividends	30,922,220	2,492,708	—	6,191,139
Investment expenses:
Mortality and expense risk and other charges	3,483,395	800,000	2,928	895,283

Net investment income (loss)	27,438,825	1,692,708	(2,928)	5,295,856
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	7,306,214	—	—
Realized gain (loss) on investments	11,688,495	1,612,163	(6,793)	(194,455)

Net realized capital gains (losses) on investments	11,688,495	8,918,377	(6,793)	(194,455)
Net change in unrealized appreciation (depreciation)	(715,843)	(15,156,403)	78,528	5,190,837

Net gain (loss) on investment	10,972,652	(6,238,026)	71,735	4,996,382
Increase (decrease) in net assets from operations	38,411,477	(4,545,318)	68,807	10,292,238

Increase (decrease) in net assets from contract transactions	(10,373,513)	4,139,496	9,845,553	(24,639,908)

Total increase (decrease) in net assets	28,037,964	(405,822)	9,914,360	(14,347,670)

Net Assets as of December 31, 2011	$1,185,879,368	$255,689,218	$9,914,360	$290,736,344

Investment income:
Dividends	35,018,699	2,656,227	39,650	7,287,595
Investment expenses:
Mortality and expense risk and other charges	3,851,692	748,152	95,137	925,178

Net investment income (loss)	31,167,007	1,908,075	(55,487)	6,362,417
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	4,056,783	17,407	—
Realized gain (loss) on investments	8,320,636	(484,241)	143,592	93,017

Net realized capital gains (losses) on investments	8,320,636	3,572,542	160,999	93,017
Net change in unrealized appreciation (depreciation)	108,089,543	29,497,116	2,260,135	39,672,516

Net gain (loss) on investment	116,410,179	33,069,658	2,421,134	39,765,533
Increase (decrease) in net assets from operations	147,577,186	34,977,733	2,365,647	46,127,950

Increase (decrease) in net assets from contract transactions	36,970,566	(48,451,270)	43,411,290	(11,752,189)

Total increase (decrease) in net assets	184,547,752	(13,473,537)	45,776,937	34,375,761

Net Assets as of December 31, 2012	$1,370,427,120	$242,215,681	$55,691,297	$325,112,105

See accompanying notes.

(1)	See footnote 1

7

Monumental Life Insurance Company

Separate Account VA DD

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2011 and 2012, Except as Noted

	Equity Income Subaccount	Equity Index Subaccount	Growth Subaccount	High Yield Bond Subaccount
Net Assets as of January 1, 2011	$387,710,455	$802,189,062	$227,176,293	$273,766,617

Investment income:
Dividends	9,456,670	13,305,036	1,468,878	19,734,343
Investment expenses:
Mortality and expense risk and other charges	1,223,967	2,343,781	660,981	818,143

Net investment income (loss)	8,232,703	10,961,255	807,897	18,916,200
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	26,268,918	—	—
Realized gain (loss) on investments	(1,690,810)	(40,072,839)	(28,070,847)	(4,298,279)

Net realized capital gains (losses) on investments	(1,690,810)	(13,803,921)	(28,070,847)	(4,298,279)
Net change in unrealized appreciation (depreciation)	33,528,442	16,042,997	24,983,911	3,040,443

Net gain (loss) on investment	31,837,632	2,239,076	(3,086,936)	(1,257,836)
Increase (decrease) in net assets from operations	40,070,335	13,200,331	(2,279,039)	17,658,364

Increase (decrease) in net assets from contract transactions	27,203,367	(52,028,507)	(17,808,597)	4,819,299

Total increase (decrease) in net assets	67,273,702	(38,828,176)	(20,087,636)	22,477,663

Net Assets as of December 31, 2011	$454,984,157	$763,360,886	$207,088,657	$296,244,280

Investment income:
Dividends	12,157,872	15,704,574	1,056,213	18,522,937
Investment expenses:
Mortality and expense risk and other charges	1,477,180	2,427,653	708,399	1,038,999

Net investment income (loss)	10,680,692	13,276,921	347,814	17,483,938
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	33,794,653	—	—
Realized gain (loss) on investments	(2,450,032)	(24,107,618)	(18,700,921)	(788,181)

Net realized capital gains (losses) on investments	(2,450,032)	9,687,035	(18,700,921)	(788,181)
Net change in unrealized appreciation (depreciation)	52,114,602	93,621,327	55,547,912	28,600,493

Net gain (loss) on investment	49,664,570	103,308,362	36,846,991	27,812,312
Increase (decrease) in net assets from operations	60,345,262	116,585,283	37,194,805	45,296,250

Increase (decrease) in net assets from contract transactions	13,622,257	(42,986,778)	15,738,836	53,920,654

Total increase (decrease) in net assets	73,967,519	73,598,505	52,933,641	99,216,904

Net Assets as of December 31, 2012	$528,951,676	$836,959,391	$260,022,298	$395,461,184

See accompanying notes.

(1)	See footnote 1

8

Monumental Life Insurance Company

Separate Account VA DD

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2011 and 2012, Except as Noted

	International Subaccount	Mid-Cap Index Subaccount	Moderate Allocation Subaccount (1)	Money Market Subaccount
Net Assets as of January 1, 2011	$814,148,967	$486,185,682	$—	$834,485,243

Investment income:
Dividends	12,440,709	4,926,574	—	1,331,780
Investment expenses:
Mortality and expense risk and other charges	2,262,434	1,422,156	3,014	2,381,479

Net investment income (loss)	10,178,275	3,504,418	(3,014)	(1,049,699)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Realized gain (loss) on investments	16,687,307	13,827,298	1,144	—

Net realized capital gains (losses) on investments	16,687,307	13,827,298	1,144	—
Net change in unrealized appreciation (depreciation)	(134,748,109)	(29,172,778)	86,326	—

Net gain (loss) on investment	(118,060,802)	(15,345,480)	87,470	—
Increase (decrease) in net assets from operations	(107,882,527)	(11,841,062)	84,456	(1,049,699)

Increase (decrease) in net assets from contract transactions	(66,732,659)	(37,673,361)	11,492,250	(35,646,798)

Total increase (decrease) in net assets	(174,615,186)	(49,514,423)	11,576,706	(36,696,497)

Net Assets as of December 31, 2011	$639,533,781	$436,671,259	$11,576,706	$797,788,746

Investment income:
Dividends	14,049,172	5,271,301	72,573	1,073,846
Investment expenses:
Mortality and expense risk and other charges	1,983,433	1,349,738	100,520	2,198,165

Net investment income (loss)	12,065,739	3,921,563	(27,947)	(1,124,319)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	—	13,563,236	6,804	—
Realized gain (loss) on investments	1,442,163	6,954,415	175,364	—

Net realized capital gains (losses) on investments	1,442,163	20,517,651	182,168	—
Net change in unrealized appreciation (depreciation)	106,086,213	40,589,132	2,970,331	—

Net gain (loss) on investment	107,528,376	61,106,783	3,152,499	—
Increase (decrease) in net assets from operations	119,594,115	65,028,346	3,124,552	(1,124,319)

Increase (decrease) in net assets from contract transactions	(53,232,733)	(44,312,700)	42,570,895	(92,528,780)

Total increase (decrease) in net assets	66,361,382	20,715,646	45,695,447	(93,653,099)

Net Assets as of December 31, 2012	$705,895,163	$457,386,905	$57,272,153	$704,135,647

See accompanying notes.

(1)	See footnote 1

9

Monumental Life Insurance Company

Separate Account VA DD

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2011 and 2012, Except as Noted

	REIT Index Subaccount	Short-Term Investment Grade Subaccount	Small Company Growth Subaccount	Total Bond Market Index Subaccount
Net Assets as of January 1, 2011	$296,651,159	$738,754,264	$491,106,335	$1,254,576,962

Investment income:
Dividends	5,484,650	24,907,415	917,407	40,946,618
Investment expenses:
Mortality and expense risk and other charges	948,088	2,281,565	1,446,379	3,806,777

Net investment income (loss)	4,536,562	22,625,850	(528,972)	37,139,841
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	3,854,078	7,068,321	—	11,121,304
Realized gain (loss) on investments	(27,292,843)	2,401,707	12,047,638	5,386,917

Net realized capital gains (losses) on investments	(23,438,765)	9,470,028	12,047,638	16,508,221
Net change in unrealized appreciation (depreciation)	41,969,369	(19,667,596)	(6,901,345)	37,196,458

Net gain (loss) on investment	18,530,604	(10,197,568)	5,146,293	53,704,679
Increase (decrease) in net assets from operations	23,067,166	12,428,282	4,617,321	90,844,520

Increase (decrease) in net assets from contract transactions	7,880,779	52,627,124	(42,364,640)	70,958,751

Total increase (decrease) in net assets	30,947,945	65,055,406	(37,747,319)	161,803,271

Net Assets as of December 31, 2011	$327,599,104	$803,809,670	$453,359,016	$1,416,380,233

Investment income:
Dividends	7,107,776	21,190,099	1,128,430	38,638,006
Investment expenses:
Mortality and expense risk and other charges	1,122,340	2,439,072	1,394,101	4,285,086

Net investment income (loss)	5,985,436	18,751,027	(265,671)	34,352,920
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	12,354,717	—	9,579,121	12,803,797
Realized gain (loss) on investments	(14,696,548)	2,620,293	13,416,153	5,338,381

Net realized capital gains (losses) on investments	(2,341,831)	2,620,293	22,995,274	18,142,178
Net change in unrealized appreciation (depreciation)	53,139,884	11,776,383	39,335,973	84,019

Net gain (loss) on investment	50,798,053	14,396,676	62,331,247	18,226,197
Increase (decrease) in net assets from operations	56,783,489	33,147,703	62,065,576	52,579,117

Increase (decrease) in net assets from contract transactions	26,528,069	10,805,963	(48,889,652)	8,246,882

Total increase (decrease) in net assets	83,311,558	43,953,666	13,175,924	60,825,999

Net Assets as of December 31, 2012	$410,910,662	$847,763,336	$466,534,940	$1,477,206,232

See accompanying notes.

(1)	See footnote 1

10

Monumental Life Insurance Company

Separate Account VA DD

Statements of Operations and Changes in Net Assets

Years Ended December 31, 2011 and 2012, Except as Noted

Total Stock Market Index Subaccount
Net Assets as of January 1, 2011	$515,000,053

Investment income:
Dividends	7,018,063
Investment expenses:
Mortality and expense risk and other charges	1,510,550

Net investment income (loss)	5,507,513
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	15,068,193
Realized gain (loss) on investments	(5,714,787)

Net realized capital gains (losses) on investments	9,353,406
Net change in unrealized appreciation (depreciation)	(11,402,415)

Net gain (loss) on investment	(2,049,009)
Increase (decrease) in net assets from operations	3,458,504

Increase (decrease) in net assets from contract transactions	(20,465,622)

Total increase (decrease) in net assets	(17,007,118)

Net Assets as of December 31, 2011	$497,992,935

Investment income:
Dividends	8,987,591
Investment expenses:
Mortality and expense risk and other charges	1,609,245

Net investment income (loss)	7,378,346
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	35,068,404
Realized gain (loss) on investments	(5,712,496)

Net realized capital gains (losses) on investments	29,355,908
Net change in unrealized appreciation (depreciation)	42,272,317

Net gain (loss) on investment	71,628,225
Increase (decrease) in net assets from operations	79,006,571

Increase (decrease) in net assets from contract transactions	(1,056,525)

Total increase (decrease) in net assets	77,950,046

Net Assets as of December 31, 2012	$575,942,981

See accompanying notes.

(1)	See footnote 1

11

Monumental Life Insurance Company

Separate Account VA DD

Notes to Financial Statements

December 31, 2012

1. Organization and Summary of Significant Accounting Policies

Organization

Separate Account VA DD (the Separate Account) is a segregated investment account of Monumental Life Insurance Company (MLIC) an indirect wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. The Separate Account consists of multiple investment subaccounts. Each subaccount invests exclusively in the corresponding portfolio of a Mutual Fund. Each Mutual Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. Activity in these specified investment subaccounts is available to contract owners of Vanguard® Variable Annuity Plan.

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund
Vanguard® Variable Insurance Fund:	Vanguard® Variable Insurance Fund:
Balanced	Balanced Portfolio
Capital Growth	Capital Growth Portfolio
Conservative Allocation	Conservative Allocation Portfolio
Diversified Value	Diversified Value Portfolio
Equity Income	Equity Income Portfolio
Equity Index	Equity Index Portfolio
Growth	Growth Portfolio
High Yield Bond	High Yield Bond Portfolio
International	International Portfolio
Mid-Cap Index	Mid-Cap Index Portfolio
Moderate Allocation	Moderate Allocation Portfolio
Money Market	Money Market Portfolio
REIT Index	REIT Index Portfolio
Short-Term Investment Grade	Short-Term Investment Grade Portfolio
Small Company Growth	Small Company Growth Portfolio
Total Bond Market Index	Total Bond Market Index Portfolio
Total Stock Market Index	Total Stock Market Index Portfolio

Each period reported on reflects a full twelve month period except as follows:

Subaccount	Inception Date
Conservative Allocation Portfolio	October 19, 2011
Moderate Allocation Portfolio	October 19, 2011

12

Monumental Life Insurance Company

Separate Account VA DD

Notes to Financial Statements

December 31, 2012

1. Organization and Summary of Significant Accounting Policies (continued):

Investments

Net purchase payments received by the Separate Account are invested in the portfolios of the Mutual Funds as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2012.

Realized capital gains and losses from sales of shares in the Separate Account are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the Mutual Funds are included in the Statements of Operations and Changes in Net Assets.

Dividend Income

Dividends received from the Mutual Fund investments are reinvested to purchase additional mutual fund shares.

Accounting Policy

The financial statements included herein have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for variable annuity separate accounts registered as unit investment trusts. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions regarding matters that affect the reported amount of assets and liabilities. Actual results could differ from those estimates.

In May 2011, the FASB issued ASU 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, authoritative guidance that clarifies and changes fair value measurement and disclosure requirements. This guidance expands existing disclosure requirements for fair value measurements and includes other amendments but does not require additional fair value measurements. This guidance is effective for annual periods beginning on or after December 15, 2011, which for the Separate Account was January 1, 2012. The adoption did not have a material impact on the financial statements.

13

Monumental Life Insurance Company

Separate Account VA DD

Notes to Financial Statements

December 31, 2012

2. Investments

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31,2012 were as follows:

Subaccount	Purchases	Sales
Balanced	$115,574,358	$47,436,780
Capital Growth	14,342,832	56,829,233
Conservative Allocation	46,282,875	2,909,664
Diversified Value	24,710,904	30,100,678
Equity Income	60,876,599	36,573,644
Equity Index	70,856,948	67,118,724
Growth	40,365,558	24,278,904
High Yield Bond	91,110,001	19,874,044
International	32,923,409	74,326,132
Mid-Cap Index	28,689,676	55,719,210
Moderate Allocation	45,286,271	2,736,519
Money Market	114,435,533	208,088,445
REIT Index	61,067,792	16,416,752
Short-Term Investment Grade	100,061,966	70,504,977
Small Company Growth	20,544,926	60,337,444
Total Bond Market Index	127,772,187	72,368,605
Total Stock Market Index	78,031,342	37,180,061

14

Monumental Life Insurance Company

Separate Account VA DD

Notes to Financial Statements

December 31, 2012

3. Change in Units

The changes in units outstanding were as follows:

			Year ended December 31,
	2012			2011
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
Balanced	1,547,546	(921,127)	626,419	819,580	(1,019,796)	(200,216)
Capital Growth	232,011	(2,418,328)	(2,186,317)	381,677	(250,148)	131,529
Conservative Allocation	633,680	1,383,707	2,017,387	131,057	354,284	485,341
Diversified Value	310,321	(927,555)	(617,234)	450,557	(1,894,401)	(1,443,844)
Equity Income	296,652	406	297,058	267,996	396,841	664,837
Equity Index	389,752	(1,230,050)	(840,298)	298,141	(1,422,073)	(1,123,932)
Growth	209,691	390,288	599,979	268,218	(1,069,956)	(801,738)
High Yield Bond	754,564	1,375,982	2,130,546	519,715	(336,850)	182,865
International	541,684	(2,408,524)	(1,866,840)	720,970	(3,037,777)	(2,316,807)
Mid-Cap Index	358,554	(1,875,876)	(1,517,322)	461,532	(1,890,215)	(1,428,683)
Moderate Allocation	1,075,112	869,644	1,944,756	141,942	423,945	565,887
Money Market	30,401,217	(78,880,432)	(48,479,215)	34,504,451	(53,155,214)	(18,650,763)
REIT Index	398,563	276,033	674,596	411,266	(212,231)	199,035
Short-Term Investment Grade	2,107,537	(1,499,328)	608,209	2,097,705	939,289	3,036,994
Small Company Growth	235,571	(1,433,184)	(1,197,613)	288,106	(1,425,462)	(1,137,356)
Total Bond Market Index	1,336,985	(1,109,057)	227,928	1,489,048	532,197	2,021,245
Total Stock Market Index	1,375,620	(1,460,095)	(84,475)	1,320,976	(2,490,235)	(1,169,259)

15

Monumental Life Insurance Company

Separate Account VA DD

Notes to Financial Statements

December 31, 2012

4. Financial Highlights

Subaccount	Year Ended		Units	Unit Fair Value	Net Assets	Investment Income Ratio*	Expense Ratio**	Total Return***
Balanced
	12/31/2012		21,729,522	$63.07	$1,370,427,120	2.68%	0.295%	12.23%
	12/31/2011		21,103,103	56.19	1,185,879,368	2.60	0.295	3.39
	12/31/2010		21,303,319	54.35	1,157,841,404	2.99	0.295	10.69
	12/31/2009		21,801,767	49.10	1,070,492,159	4.34	0.295	22.54
	12/31/2008		22,393,682	40.07	897,314,449	3.44	0.295	(22.80)
Capital Growth
	12/31/2012		10,150,845	23.86	242,215,681	1.05	0.295	15.13
	12/31/2011		12,337,162	20.73	255,689,218	0.92	0.295	(1.22)
	12/31/2010		12,205,633	20.98	256,095,040	0.93	0.295	12.75
	12/31/2009		13,147,184	18.61	244,663,258	1.04	0.295	33.90
	12/31/2008		13,537,716	13.90	188,150,980	0.86	0.295	(30.57)
Conservative Allocation
	12/31/2012		2,502,728	22.25	55,691,297	0.12	0.295	8.93
	12/31/2011	(1)	485,341	20.43	9,914,360	—	0.295	2.14
Diversified Value
	12/31/2012		15,928,332	20.41	325,112,105	2.33	0.295	16.16
	12/31/2011		16,545,566	17.57	290,736,344	2.02	0.295	3.61
	12/31/2010		17,989,410	16.96	305,084,014	2.55	0.295	9.01
	12/31/2009		19,097,323	15.56	297,098,223	4.32	0.295	26.55
	12/31/2008		22,252,068	12.29	273,551,440	2.96	0.295	(36.33)
Equity Income
	12/31/2012		10,825,093	48.86	528,951,676	2.43	0.295	13.07
	12/31/2011		10,528,035	43.22	454,984,157	2.26	0.295	9.94
	12/31/2010		9,863,198	39.31	387,710,455	2.90	0.295	14.37
	12/31/2009		9,719,082	34.37	334,029,861	5.08	0.295	16.43
	12/31/2008		10,790,449	29.52	318,523,888	3.57	0.295	(31.12)
Equity Index
	12/31/2012		15,680,061	53.38	836,959,391	1.91	0.295	15.52
	12/31/2011		16,520,359	46.21	763,360,886	1.66	0.295	1.63
	12/31/2010		17,644,291	45.46	802,189,062	2.09	0.295	14.58
	12/31/2009		18,808,343	39.68	746,329,090	2.68	0.295	26.07
	12/31/2008		19,810,138	31.48	623,524,282	2.18	0.295	(37.12)

16

Monumental Life Insurance Company

Separate Account VA DD

Notes to Financial Statements

December 31, 2012

4. Financial Highlights (continued)

Subaccount	Year Ended		Units	Unit Fair Value	Net Assets	Investment Income Ratio*	Expense Ratio**	Total Return***
Growth
	12/31/2012		10,073,534	$25.81	$260,022,298	0.44%	0.295%	18.08%
	12/31/2011		9,473,555	21.86	207,088,657	0.65	0.295	(1.13)
	12/31/2010		10,275,293	22.11	227,176,293	0.74	0.295	11.48
	12/31/2009		11,295,755	19.83	224,010,532	1.00	0.295	34.65
	12/31/2008		11,817,562	14.73	174,046,743	0.84	0.295	(37.90)
High Yield Bond
	12/31/2012		14,561,549	27.16	395,461,184	5.27	0.295	13.96
	12/31/2011		12,431,003	23.83	296,244,280	7.10	0.295	6.62
	12/31/2010		12,248,138	22.35	273,766,617	6.72	0.295	11.78
	12/31/2009		12,523,961	20.00	250,442,044	7.04	0.295	38.44
	12/31/2008		10,232,251	14.44	147,801,292	8.12	0.295	(22.18)
International
	12/31/2012		21,902,955	32.23	705,895,163	2.09	0.295	19.78
	12/31/2011		23,769,795	26.91	639,533,781	1.60	0.295	(13.79)
	12/31/2010		26,086,602	31.21	814,148,967	1.67	0.295	15.38
	12/31/2009		27,593,697	27.05	746,371,123	3.58	0.295	42.36
	12/31/2008		26,145,916	19.00	496,767,405	2.60	0.295	(45.08)
Mid-Cap Index
	12/31/2012		14,809,706	30.88	457,386,905	1.15	0.295	15.48
	12/31/2011		16,327,028	26.75	436,671,259	1.01	0.295	(2.33)
	12/31/2010		17,755,711	27.38	486,185,682	0.94	0.295	25.00
	12/31/2009		17,537,235	21.91	384,160,869	1.70	0.295	39.96
	12/31/2008		17,684,927	15.65	276,795,010	1.62	0.295	(41.99)
Moderate Allocation
	12/31/2012		2,510,643	22.81	57,272,153	0.21	0.295	11.51
	12/31/2011	(1)	565,887	20.46	11,576,706	—	0.295	2.29
Money Market
	12/31/2012		369,251,689	1.91	704,135,647	0.14	0.295	(0.15)
	12/31/2011		417,730,904	1.91	797,788,746	0.16	0.295	(0.13)
	12/31/2010		436,381,667	1.91	834,485,243	0.23	0.295	(0.06)
	12/31/2009		498,420,998	1.91	953,701,665	0.67	0.295	0.32
	12/31/2008		831,929,019	1.91	1,586,807,268	2.76	0.295	2.52

17

Monumental Life Insurance Company

Separate Account VA DD

Notes to Financial Statements

December 31, 2012

4. Financial Highlights (continued)

Subaccount	Year Ended	Units	Unit Fair Value	Net Assets	Investment Income Ratio*	Expense Ratio**	Total Return***
REIT Index
	12/31/2012	10,173,987	$40.39	$410,910,662	1.87%	0.295%	17.11%
	12/31/2011	9,499,391	34.49	327,599,104	1.68	0.295	8.12
	12/31/2010	9,300,356	31.90	296,651,159	2.65	0.295	27.87
	12/31/2009	8,714,837	24.94	217,382,848	4.80	0.295	28.76
	12/31/2008	8,723,964	19.37	169,001,425	3.26	0.295	(37.43)
Short-Term Investment Grade
	12/31/2012	47,221,452	17.95	847,763,336	2.56	0.295	4.11
	12/31/2011	46,613,243	17.24	803,809,670	3.22	0.295	1.72
	12/31/2010	43,576,249	16.95	738,754,264	2.85	0.295	4.91
	12/31/2009	42,643,101	16.16	689,096,984	3.60	0.295	13.52
	12/31/2008	24,900,120	14.23	354,447,877	4.47	0.295	(3.74)
Small Company Growth
	12/31/2012	10,803,569	43.18	466,534,940	0.24	0.295	14.31
	12/31/2011	12,001,182	37.78	453,359,016	0.19	0.295	1.06
	12/31/2010	13,138,538	37.38	491,106,335	0.34	0.295	31.40
	12/31/2009	13,015,488	28.45	370,248,278	1.07	0.295	38.97
	12/31/2008	13,350,315	20.47	273,286,253	0.68	0.295	(39.65)
Total Bond Market Index
	12/31/2012	41,254,925	35.81	1,477,206,232	2.66	0.295	3.72
	12/31/2011	41,026,997	34.52	1,416,380,233	3.16	0.295	7.34
	12/31/2010	39,005,752	32.16	1,254,576,962	3.42	0.295	6.19
	12/31/2009	38,238,624	30.29	1,158,236,482	4.08	0.295	5.63
	12/31/2008	32,883,580	28.68	942,972,059	4.19	0.295	4.92
Total Stock Market Index
	12/31/2012	29,376,285	19.61	575,942,981	1.65	0.295	15.99
	12/31/2011	29,460,760	16.90	497,992,935	1.36	0.295	0.54
	12/31/2010	30,630,019	16.81	515,000,053	1.83	0.295	16.77
	12/31/2009	28,395,168	14.40	408,875,196	1.88	0.295	27.88
	12/31/2008	26,354,352	11.26	296,763,150	1.48	0.295	(37.47)

18

Monumental Life Insurance Company

Separate Account VA DD

Notes to Financial Statements

December 31, 2012

4. Financial Highlights (continued)

(1)	See footnote 1
*	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Mutual Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Mutual Fund in which the subaccounts invest.
**	These amounts represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the Mutual Fund have been excluded.
***	These amounts represent the total return for the periods indicated, including changes in the value of the Mutual Fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. Effective 2012, total returns reflect a full twelve month period and total returns for subaccounts opened during the year have not been disclosed as they may not be indicative of a full year return. Effective 2011, expense ratios not in effect for the full twelve months are not reflected in the total return as they may not be indicative of a full year return.

19

Monumental Life Insurance Company

Separate Account VA DD

Notes to Financial Statements

December 31, 2012

5. Administrative and Mortality and Expense Risk Charges

MLIC deducts a daily administrative charge equal to an annual rate of .10% of the daily net assets value of each subaccount for administrative expenses. MLIC also deducts an annual charge during the accumulation phase, not to exceed $25, proportionately from the subaccounts’ unit values. An annual charge of .195% is deducted (based on the death benefit selected) from the unit values of the subaccounts of the Separate Account for MLICs assumption of certain mortality and expense risks incurred in connection with the contract. The charge is assessed daily based on the net asset value of the Mutual Fund. Charges for administrative and mortality and expense risk are an expense of the subaccount. Charges reflected above are those currently assessed and may be subject to change. Contract owners should see their actual policy and any related attachments to determine their specific charges.

6. Income Taxes

Operations of the Separate Account form a part of MLIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Separate Account are accounted for separately from other operations of MLIC for purposes of federal income taxation. The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from MLIC. Under existing federal income tax laws, the income of the Separate Account is not taxable to MLIC, as long as earnings are credited under the variable annuity contracts.

7. Dividend Distributions

Dividends are not declared by the Separate Account, since the increase in the value of the underlying investment in the Mutual Funds is reflected daily in the accumulation unit price used to calculate the equity value within the Separate Account. Consequently, a dividend distribution by the Mutual Funds does not change either the accumulation unit price or equity values within the Separate Account.

20

Monumental Life Insurance Company

Separate Account VA DD

Notes to Financial Statements

December 31, 2012

8. Fair Value Measurements and Fair Value Hierarchy

The Accounting Standards Codification™ (ASC) 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the nature of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

The Separate Account has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statements of Assets and Liabilities are categorized as follows:

Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets

b)	Quoted prices for identical or similar assets or liabilities in non-active markets

c)	Inputs other than quoted market prices that are observable

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

All investments in the Mutual Funds included in the Statements of Assets and Liabilities are stated at fair value and are based upon daily unadjusted quoted prices, therefore are considered Level 1.

9. Subsequent Events

The Separate Account has evaluated the financial statements for subsequent events through the date which the financial statements were issued. During this period, there were no subsequent events requiring recognition or disclosure in the financial statements.

21

OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(A) FINANCIAL STATEMENTS

All required financial statements are included in Part B of this Registration Statement.

(B) EXHIBITS

(1)	Resolution of the Board of Directors of National Home Life Assurance Company (“National Home”) authorizing establishment of the Separate Account.[8]
(2)	Not Applicable.
(3)	Not Applicable.
(4)	(a) Form of variable annuity contract, Form No. VVAP U 1101[4]
(b) Optional Riders[4]
(c) Form of GLWB Rider. Note 11
(c)(1) Form of GLWB Rider. Note 15.
(c)(2) Form of GLWB Rider. Note 18.
(d) Form of ROP Rider. Note 15.
(5)	Form of application[16]
(6)	(a) Restated Articles of Incorporation and Articles of Redomestication of Monumental Life Insurance Company[1]
(b) Amended and Restated Bylaws of Monumental Life Insurance Company[1]
(7)	Not applicable.
(8)	(a) Participation Agreement (Vanguard). Note 6
(8)	(b) Administration Service Agent[3]
(8)	(c) First Amendment to Participation Agreement. Note 7
(8)	(d) Second Amendment to Participation Agreement. Note 7
(8)	(e) Third Amendment to Participation Agreement. Note 7
(8)	(f) Fourth Amendment to Participation Agreement. Note 9
(8)	(g) Fifth Amendment to Participation Agreement. Note 11
(8)	(h) Participation Agreement - Vanguard and Monumental Life Insurance Company.[14]
(8)	(h)(1) Participation Agreement Amendment No.1 - Vanguard and Monumental Life Ins Co. Note 17.
(8)	(h)(2) Participation Agreement Amendment No.2 - Vanguard and Monumental Life Ins Co. Note 17.
(8)	(h)(3) Participation Agreement Amendment No.3 - Vanguard and Monumental Life Ins Co. Note 19.
(9)	(a) Opinion and Consent of Counsel[19]
(b) Consent of Counsel[17]
(10)	(a) Consent of Independent Registered Public Accounting Firm[19]
(10)	(b) Opinion and Consent of Actuary[5]
(11)	No financial statements are omitted from item 23.
(12)	Not applicable.
(13)	Performance computation[2]
(14)

Powers of Attorney. (Ralph L. Arnold, Darryl D. Button, Marilyn Carp, Brenda K. Clancy, Henry G. Hagen, Robert J. Kontz, Larry N. Norman, Arthur C. Schneider, Craig D. Vermie, Eric J. Martin, and James A. Beardsworth) Note 8

(Mark W. Mullin) Note 10. (Arthur C. Schneider, Brenda K. Clancy, Craig D. Vermie, Darryl D. Button, Eric J. Martin, Mark W. Mullin, Ralph L. Arnold, Robert J. Kontz.) Note 14. (C. Michiel van Katwijk) Note 19.

[1]	Incorporated by reference from the Post-Effective Amendment 1 to N-4 Registration Statement (File No. 333-138040) filed on April 27, 2007.

[2]	Incorporated by reference from Post-Effective Amendment No. 6 to Registration Statement of Providian Life & Health Insurance Company Separate Account IV, File No. 33-36073 filed April 30, 1996.

[3]	Incorporated by reference from Post-Effective Amendment No. 11 to Registration Statement of Providian Life & Health Insurance Company Separate Account IV, File No. 33-36073, filed April 30, 1998.

[4]	Incorporated by reference from Post-Effective Amendment No. 16 to the Registration Statement of Peoples Benefit Life Insurance Company filed June 26, 2002, File No. 33-36073.

[5]	Filed with Post-Effective Amendment No. 21 on April 27, 2006.

[6]	Incorporated by reference from Initial Registration Statement on Form N-4 (File No. 333-65151) filed on October 1, 1998.

[7]	Filed with Post-Effective Amendment No. 22 on Separate Account IV, File No. 33-36073, on April 30, 2007.

[8]	Filed with Initial Filing on September 26, 2007.

[9]	Filed with Post-Effective Amendment No. 1 on April 28, 2008.

[10]	Filed with Post-Effective Amendment No. 2 on January 29, 2009.

[11]	Filed with Post-Effective Amendment No. 3 on February 9, 2009.

[12]	Filed with Post-Effective Amendment No. 5 on April 29, 2009.

[13]	Filed with Post-Effective Amendment No. 6 on April 28, 2010.

[14]	Filed with Post-Effective Amendment No. 7 on April 25, 2011.

[15]	Filed with Post-Effective Amendment 8 on June 15, 2011.

[16]	Filed with Post-Effective Amendment 11 on October 5, 2011.

[17]	Filed with Post-Effective Amendment 12 on April 27, 2012.

[18]	Field with Post-Effective Amendment No. 13 on January 25, 2013.

[19]	Filed herewith.

Item 25. Directors and Officers of Depositor

Positions and Offices with Depositor	Name and Principal Business
Address
Director and Division Chief Risk Officer - Life & Protection(2)	Ralph L. Arnold
Director, Executive Vice President and Chief Financial Officer(1)	C. Michiel van Katwijk
Director, Chairman of the Board, President and Chief Executive Officer(2)	Brenda K. Clancy
Director and Vice President(1)	Robert J. Kontz
Director, Senior Vice President, and Chief Tax Officer(1)	Arthur C. Schneider
Director, Senior Vice President, General Counsel, and Assistant Secretary(1)	Craig D. Vermie
Senior Vice President and Corporate Controller(1)	Eric J. Martin
Director(1)	Mark W. Mullin

(1)	4333 Edgewood Road N.E.

Cedar Rapids, IA 52499

(2)	Two East Chase St.

Baltimore, MD 21202

(3)	520 Park Avenue

Baltimore, MD 21201

Item 26.

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
25 East 38th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments

239 West 20th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments

313 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments

319 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments

AEGON Alliances, Inc.	Virginia	100% Commonwealth General Corporation	Insurance company marketing support

AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding Company	Registered investment advisor

AEGON Assignment Corporation	Illinois	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements

AEGON Assignment Corporation of Kentucky	Kentucky	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements

AEGON Canada ULC	Canada	AEGON Canada Holding B.V. owns 174,588,712 shares of Common Stock; 1,500 shares of Series II Preferred stock; 2 shares of Series III Preferred stock. TIHI Canada Holding, LLC owns 1,441,941.26 shares of Class B - Series I Preferred stock.	Holding company

AEGON Capital Management Inc.	Canada	100% AEGON Asset Management (Canada) B.V.	Portfolio management company/investment advisor

AEGON-CMF GP, LLC	Delaware	Transamerica Realty Services, Inc. is sole Member	Investment in commercial mortgage loans

AEGON Core Mortgage Fund, LP	Delaware	Partners: AEGON USA Realty Advisors, LLC (99%); AEGON-CMF GP, LLC (1%)	Investment in mortgages

AEGON Direct & Affinity Marketing Services Australia Pty Limited	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Marketing/operations company

AEGON Direct & Affinity Marketing Services Co., Ltd.	Japan	100% AEGON DMS Holding B.V.	Marketing company

AEGON Direct & Affinity Marketing Services Limited	Hong Kong	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.

AEGON Direct & Affinity Marketing Services (Thailand) Limited	Thailand	97% Transamerica International Direct Marketing Consultants, LLC; remaining 3% held by various AEGON employees	Marketing of insurance products in Thailand

AEGON Direct Marketing Services, Inc.	Maryland	Monumental Life Insurance Company owns 103,324 shares; Commonwealth General Corporation owns 37,161 shares	Marketing company

AEGON Direct Marketing Services Europe Ltd.	United Kingdom	100% Cornerstone International Holdings, Ltd.	Marketing

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON Direct Marketing Services Insurance Broker (HK) Limited	Hong Kong	100% AEGON Direct Marketing Services Hong Kong Limited	Brokerage company

AEGON Direct Marketing Services International, Inc.	Maryland	100% AUSA Holding Company	Marketing arm for sale of mass marketed insurance coverage

AEGON Direct Marketing Services Korea Co., Ltd.	Korea	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.

AEGON Direct Marketing Services Mexico, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide management advisory and technical consultancy services.

AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.

AEGON Direct Marketing Services, Inc.	Taiwan	100% AEGON DMS Holding B.V.	Authorized business: Enterprise management consultancy, credit investigation services, to engage in business not prohibited or restricted under any law of R.O.C., except business requiring special permission of government.

AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Company	Marketing

AEGON Fund Management Inc.	Canada	100% AEGON Asset Management (Canada) B.V.	Mutual fund manager

AEGON Funding Company, LLC.	Delaware	100% AEGON USA, LLC	Issue debt securities-net proceeds used to make loans to affiliates

AEGON Institutional Markets, Inc.	Delaware	100% Commonwealth General Corporation	Provider of investment, marketing and administrative services to insurance companies

AEGON Life Insurance Agency Inc.	Taiwan	100% AEGON Direct Marketing Services, Inc. (Taiwan Domiciled)	Life insurance

AEGON Managed Enhanced Cash, LLC	Delaware	Members: Transamerica Life Insurance Company (86.0457%) ; Monumental Life Insurance Company (13.9543%)	Investment vehicle for securities lending cash collateral

AEGON Management Company	Indiana	100% AEGON U.S. Holding Corporation	Holding company

AEGON N.V.	Netherlands	22.446% of Vereniging AEGON Netherlands Membership Association	Holding company

AEGON Structured Settlements, Inc.	Kentucky	100% Commonwealth General Corporation	Administers structured settlements of plaintiff’s physical injury claims against property and casualty insurance companies.

AEGON U.S. Holding Corporation	Delaware	100% Transamerica Corporation	Holding company

AEGON USA Asset Management Holding, LLC	Iowa	100% AUSA Holding Company	Holding company

AEGON USA Investment Management, LLC	Iowa	100% AEGON USA Asset Management Holding, LLC	Investment advisor

AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company

AEGON USA Realty Advisors, LLC	Iowa	Sole Member - AEGON USA Asset Management Holding, LLC	Administrative and investment services

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON USA Realty Advisors of California, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Investments

AEGON USA, LLC	Iowa	100% AEGON U.S. Holding Corporation	Holding company

AFSG Securities Corporation	Pennsylvania	100% Commonwealth General Corporation	Inactive

ALH Properties Eight LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Eleven LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Four LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Nine LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Seven LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Seventeen LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Sixteen LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Ten LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Twelve LLC	Delaware	100% FGH USA LLC	Real estate

ALH Properties Two LLC	Delaware	100% FGH USA LLC	Real estate

American Bond Services LLC	Iowa	100% Transamerica Life Insurance Company (sole member)	Limited liability company

AMTAX HOLDINGS 308, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	affordable housing

AMTAX HOLDINGS 347, LLC	Ohio	TAHP Fund II, LLC-100% member; TAH Pentagon Funds LLC - non-owner manager	affordable housing

AMTAX HOLDINGS 388, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	affordable housing

AMTAX HOLDINGS 483, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	affordable housing

AMTAX HOLDINGS 546, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	affordable housing

AMTAX HOLDINGS 559, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	affordable housing

AMTAX HOLDINGS 561, LLC	Ohio	TAHP Fund VII, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	affordable housing

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AMTAX HOLDINGS 567, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	affordable housing

AMTAX HOLDINGS 588, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	affordable housing

AMTAX HOLDINGS 613, LLC	Ohio	Garnet LIHTC Fund VII, LLC - 99% member; Cupples State LIHTC Investors, LLC - 1% member; TAH Pentagon Funds, LLC - non-owner manager	affordable housing

AMTAX HOLDINGS 639, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	affordable housing

AMTAX HOLDINGS 649, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	affordable housing

AMTAX HOLDINGS 672, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	affordable housing

AMTAX HOLDINGS 713, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	affordable housing

ARC Reinsurance Corporation	Hawaii	100% Transamerica Corporation	Property & Casualty Insurance

ARV Pacific Villas, A California Limited Partnership	California	Partners: Transamerica Affordable Housing - 0.05% General Partner; non-AEGON affiliate, Jamboree Housing Corporation - 0.05% Managing General Partner; Transamerica Life Insurance Company - 67% Limited Partner; Monumental Life Insurance Company - 32% Limited Partner	Property

Asia Business Consulting Company	China	100% Asia Investments Holdings, Limited	Provide various services upon request from Beijing Dafu Insurance Agency.

Asia Investments Holdings, Limited	Hong Kong	99% Transamerica Life Insurance Company	Holding company

AUSA Holding Company	Maryland	100% AEGON USA, LLC	Holding company

AUSA Properties, Inc.	Iowa	100% AUSA Holding Company	Own, operate and manage real estate

AUSACAN LP	Canada	General Partner - AUSA Holding Co. (1%); Limited Partner - AEGON USA, LLC (99%)	Inter-company lending and general business

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AXA Equitable AgriFinance, LLC	Delaware	Members: AEGON USA Realty Advisors, LLC (50%); AXA Equitable Life Insurance Company, a non-affiliate of AEGON (50%)	Agriculturally-based real estate advisory services

Bay Area Community Investments I, LP	California	Partners: 69.995% Transamerica Life Insurance Company; 29.995% Monumental Life Insurance Company; 0.01% Transamerica Affordable Housing, Inc.	Investments in low income housing tax credit properties

Bay State Community Investments I, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties

Bay State Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties

Beijing Dafu Insurance Agency Co. Ltd.	Peoples Republic of China	10% owned by WFG China Holdings, Inc.; 90% owned by private individual (non-AEGON associated)	Insurance Agency

Canadian Premier Life Insurance Company	Canada	100% Transamerica Life Canada	Insurance company

CBC Insurance Revenue Securitization, LLC	Delaware	100% Clark Consulting, LLC	Special purpose

Cedar Funding, Ltd.	Cayman Islands	100% Transamerica Life Insurance Company	Investments

Clark/Bardes (Bermuda) Ltd.	Bermuda	100% Clark Consulting, LLC	Insurance agency

Clark, LLC	Delaware	Sole Member - Diversified Retirement Corporation	Holding company

Clark Consulting, LLC	Delaware	100% Clark, LLC	Financial consulting firm

Clark Investment Strategies, inc.	Delaware	100% Clark Consulting, LLC	Registered investment advisor

Clark Securities, Inc.	California	100% Clark Consulting, LLC	Broker-Dealer

Commonwealth General Corporation	Delaware	100% AEGONUSA, LLC	Holding company

Consumer Membership Services Canada Inc.	Canada	100% AEGON Canada ULC	Marketing of credit card protection membership services in Canada

Cornerstone International Holdings Ltd.	UK	100% AEGON DMS Holding B.V.	Holding company

CRG Insurance Agency, Inc.	California	100% Clark Consulting, Inc.	Insurance agency

Creditor Resources, Inc.	Michigan	100% AUSA Holding Company	Credit insurance

CRI Canada Inc.	Canada	100% Creditor Resources, Inc.	Holding company

CRI Solutions Inc.	Maryland	100% Creditor Resources, Inc.	Sales of reinsurance and credit insurance

Cupples State LIHTC Investors, LLC	Delaware	100% Garnet LIHTC Fund VIII, LLC	Investments

Diversified Investment Advisors, Inc.	Delaware	100% Diversified Retirement Corporation	Investment advisor

Diversified Investors Securities Corp.	Delaware	100% Diversified Investment Advisors, Inc.	Broker-Dealer

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Erfahrungsschatz GmbH	Germany	100% Cornerstone International Holdings, Ltd.	Marketing/membership

FD TLIC, Limited Liability Company	New York	100% Transamerica Life Insurance Company	Broadway production

FD TLIC Ltd.	United Kingdom	100% FD TLIC, LLC	Theatre production

FGH Realty Credit LLC	Delaware	100% FGH USA, LLC	Real estate

FGH USA LLC	Delaware	100% RCC North America LLC	Real estate

FGP 90 West Street LLC	Delaware	100% FGH USA LLC	Real estate

FGP West Mezzanine LLC	Delaware	100% FGH USA LLC	Real estate

FGP West Street LLC	Delaware	100% FGP West Mezzanine LLC	Real estate

FGP West Street Two LLC	Delaware	100% FGH USA LLC	Real estate

Fifth FGP LLC	Delaware	100% FGH USA LLC	Real estate

Financial Planning Services, Inc.	District of Columbia	100% Commonwealth General Corporation	Special-purpose subsidiary

First FGP LLC	Delaware	100% FGH USA LLC	Real estate

Fong LCS Associates, LLC	Delaware	100% Investors Warranty of America, Inc.	Investments

Fourth & Market Funding, LLC	Delaware	Commonwealth General Corporation owns 0% participating percentage, but is Managing Member. Ownership: 99% Monumental Life Insurance Company and 1% Garnet Assurance Corporation II	Inactive

Fourth FGP LLC	Delaware	100% FGH USA LLC	Real estate

Garnet Assurance Corporation	Kentucky	100%Transamerica Life Insurance Company	Investments

Garnet Assurance Corporation II	Iowa	100% Commonwealth General Corporation	Business investments

Garnet Assurance Corporation III	Iowa	100% Transamerica Life Insurance Company	Business investments

Garnet Community Investments, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Securities

Garnet Community Investments III, LLC	Delaware	100%Transamerica Life Insurance Company	Business investments

Garnet Community Investments IV, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investments V, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments VI, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments VII, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments VIII, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments IX, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments X, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments XI, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments XII, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Garnet Community Investments XVIII, LLC	Delaware	100% Transamerica Life Insurance Company	Investments

Garnet Community Investments XX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Real estate investments

Garnet Community Investments XXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investment XXVI, LLC	Delaware	100% Transamerica Life Insurance Company	Investments

Garnet Community Investments XXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investment XXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XXX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XXXI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XXXII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XXXIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investments XXXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XXXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet Community Investments XXXVI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Garnet LIHTC Fund II, LLC	Delaware	Members: Garnet Community Investments II, LLC (0.01%); Metropolitan Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund III, LLC	Delaware	Members: Garnet Community Investments III, LLC (0.01%); Jefferson-Pilot Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund IV, LLC	Delaware	Members: Garnet Community Investments IV, LLC (0.01%); Goldenrod Asset Management, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund V, LLC	Delaware	Members: Garnet Community Investments V, LLC (0.01%); Lease Plan North America, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund VI, LLC	Delaware	Members: Garnet Community Investments VI, LLC (0.01%); Pydna Corporation, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund VII, LLC	Delaware	Members: Garnet Community Investments VII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate(99.99%)	Investments

Garnet LIHTC Fund VIII, LLC	Delaware	Members: Garnet Community Investments VIII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate(99.99%)	Investments

Garnet LIHTC Fund IX, LLC	Delaware	Members: Garnet Community Investments IX, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund X, LLC	Delaware	Members: Garnet Community Investments X, LLC (0.01%); Goldenrod Asset Management, a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XI, LLC	Delaware	Members: Garnet Community Investments XI, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XII, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments

Garnet LIHTC Fund XII-A, LLC	Delaware	Garnet Community Investments XII, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XII-B, LLC	Delaware	Garnet Community Investments XII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XII-C, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XIII, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments

Garnet LIHTC Fund XIII-A, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XIII-B, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); Norlease, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XIV, LLC	Delaware	0.01% Garnet Community Investments, LLC; 49.995% Wells Fargo Bank, N.A.; and 49.995% Goldenrod Asset Management, Inc.	Investments

Garnet LIHTC Fund XV, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XVI, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); FNBC Leasing Corporation, a non-AEGON entity (99.99%)	Investments

Garnet LIHTC Fund XVII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); ING USA Annuity and Life Insurance company, a non-affiliate of AEGON (12.999%), and ReliaStar Life Insurance Company, a non-affiliate of AEGON (86.991%).	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XVIII, LLC	Delaware	Members: Garnet Community Investments XVIII, LLC (0.01%); Verizon Capital Corp., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XIX, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XX, LLC	Delaware	Sole Member - Garnet Community Investments XX, LLC	Investments

Garnet LIHTC Fund XXI, LLC	Delaware	100% Garnet Community Investments, LLC	Investments

Garnet LIHTC Fund XXII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Norlease, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XXIII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Idacorp Financial Services, Inc., a non-AEGON affiliate (99.99%)	Investments

Garnet LIHTC Fund XXIV, LLC	Delaware	Members: Garnet Community Investments XXIV, LLC (0.01% as Managing Member); Transamerica Life Insurance Company (21.26%); non-affiliates of AEGON: New York Life Insurance Company (25.51%), New York Life Insurance and Annuity Corporation (21.3%) and Principal Life Insurance Company (31.49%)	Investments

Garnet LIHTC Fund XXV, LLC	Delaware	Members: Garnet Community Investment XXV, LLC (0.01%); Garnet LIHTC Fund XXVIII LLC (1%); non-affiliates of AEGON: Mt. Hamilton Fund, LLC (97.99%); Google Affordable Housing I LLC (1%)	Investments

Garnet LIHTC Fund XXVI, LLC	Delaware	Members: Garnet Community Investments XXVI, LLC (0.01%); American Income Life Insurance Company, a non-affiliate of AEGON (99.99%)	Investments

Garnet LIHTC Fund XXVII, LLC	Delaware	Members: Garnet Community Investments XXVII, LLC (0.01%); Transamerica Life Insurance Company (16.7045%); non-affiliates of AEGON: Aetna Life Insurance Company (30.2856%); New York Life Insurance Company (22.7142%); ProAssurance Casualty Company (3.6343%); ProAssurance Indemnity Company (8.4800%); State Street Brank and Trust Company (18.1714%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXVIII, LLC	Delaware	Members: Garnet Community Investments XXVIII LLC (0.01%); non-affiliates of AEGON: USAA Casualty Insurance Company (17.998%); USAA General Indemnity Company (19.998%); USAA Life Insurance Company (3.999%); United Services Automobile Association (57.994%)	Real estate investments

Garnet LIHTC Fund XXIX, LLC	Delaware	Members: Garnet Community Investments XXIX, LLC (.01%); non-affiliate of AEGON: Bank of America, N.A. (99.99%)	Investments

Garnet LIHTC Fund XXX, LLC	Delaware	Garnet Community Investments XXX, LLC (0.01%); non-affiliate of AEGON, New York Life Insurance Company (99.99%)	Investments

Garnet LIHTC Fund XXXI, LLC	Delaware	Members: Garnet Community Investments XXXI, LLC (0.1%); non-affiliates of AEGON: Thunderbolt Peak Fund, LLC (98.99%); Google Affordable Housing I, LLC (1%)	Investments

Garnet LIHTC Fund XXXII, LLC	Delaware	Members: Garnet Community Investment XXXII, LLC (0.01%); non-affiliates of AEGON: New York Life Insurance Company (50.38%); New York Life Insurance Annuity Corporation (49.61%)	Investments

Garnet LIHTC Fund XXXIII, LLC	Delaware	Members: Garnet Community Investment XXXIII, LLC (0.01%); non-affiliate of AEGON, NorLease, Inc. (99.99%)	Investments

Garnet LIHTC Fund XXXIV, LLC	Delaware	Members: non-AEGON affiliate, U.S. Bancorp Community Development Corporation (99.99%); Garnet Community Investments XXXIV, LLC (.01%)	Investments

Garnet LIHTC Fund XXXV, LLC	Delaware	Members: Garnet Community Investment XXXV, LLC (0.01%); non-affiliate of AEGON, Microsoft Corporation (99.99%)	Investments

Garnet LIHTC Fund XXXVI, LLC	Delaware	Sole Member - Garnet Community Investments XXXVI, LLC	Investments

Garnet LIHTC Fund XXXVII, LLC	Delaware	Sole Member - Garnet Community Investments XXXIII, LLC	Investments

Global Preferred Re Limited	Bermuda	100% AEGON USA, LLC	Reinsurance

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Hadley Apartments, LLC	Massachusetts	Members: Garnet LIHTC Fund XV, LLC (99.99% investor member); Transamerica Affordable Housing, Inc. (non-owner manager); Main South Community Development Corporation , a non-affiliate of AEGON (.01% special member)	affordable housing

Horizons Acquisition 5, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company

Horizons St. Lucie Development, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company

Imani Fe, LP	California	Partners: Garnet LIHTC Fund XIV, LL (99.99% investor limited partner); Transamerica Affordable Housing, Inc. (non-owner manager); non-affiliates of AEGON: ABS Imani Fe, LLC (.0034% class A limited partner); Central Valley Coalition for Affordable Housing (.0033% co-managing general partner); Grant Housing and Economic Development Corporation (.0033% managing partner)	affordable housing

Intersecurities Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance agency

Interstate North Office Park GP, LLC	Delaware	100% Interstate North Office Park Owner, LLC	Investments

Interstate North Office Park, LP	Delaware	100% Interstate North Office Park Owner, LLC	Investments

Interstate North Office Park Owner, LLC	Delaware	100% Investors Warranty of America, Inc.	Investments

Interstate North Office Park (Land) GP, LLC	Delaware	100% Interstate North Office Park Owner, LLC	Investments

Interstate North Office Park (Land) LP	Delaware	100% Interstate North Office Park Owner, LLC	Investments

Investors Warranty of America, Inc.	Iowa	100% AUSA Holding Company	Leases business equipment

IWA Commercial Venture, LLC	Georgia	Members: Investors Warranty of America, Inc. (99.9%); non-AEGON affiliate, Rooker/Commerce 962, LLC	Maintain property tax abatement

LCS Associates, LLC	Delaware	100% Investors Warranty of America, Inc.	Investments

Legacy General Insurance Company	Canada	100% AEGON Canada ULC	Insurance company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Life Investors Alliance LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Purchase, own, and hold the equity interest of other entities

LIICA Holdings, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	To form and capitalize LIICA Re I, Inc.

LIICA Re I, Inc.	Vermont	100% LIICA Holdings, LLC	Captive insurance company

LIICA Re II, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company

Massachusetts Fidelity Trust Company	Iowa	100% AUSA Holding Company	Trust company

McDonald Corporate Tax Credit Fund IV Limited Partnership	Delaware	Partners: Monumental Life Insurance Company - 99.9% General Partner; TAH-McD IV, LLC - 0.10% General Partner	Tax credit fund

MLIC Re I, Inc.	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company

Money Services, Inc.	Delaware	100% AUSA Holding Company	Provides financial counseling for employees and agents of affiliated companies

Monumental Financial Services, Inc.	Maryland	100% AEGON USA, LLC	DBA in the State of West Viriginia for United Financial Services, Inc.

Monumental General Administrators, Inc.	Maryland	100% AUSA Holding Company	Provides management services to unaffiliated third party administrator

Monumental Life Insurance Company	Iowa	87.72% Commonwealth General Corporation; 12.28% AEGON USA, LLC	Insurance Company

nVISION Financial, Inc.	Iowa	100% AUSA Holding Company	Special-purpose subsidiary

New Markets Community Investment Fund, LLC	Iowa	50% AEGON Institutional Markets, Inc.; 50% AEGON USA Realty Advisors, Inc.	Community development entity

Oncor Insurance Services, LLC	Iowa	Sole Member - Life Investors Financial Group, Inc.	Direct sales of term life insurance

Pearl Holdings, Inc. I	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company

Pearl Holdings, Inc. II	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company

Peoples Benefit Services, LLC	Pennsylvania	Sole Member - Stonebridge Life Insurance Company	Special-purpose subsidiary

Pine Falls Re, Inc.	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Primus Guaranty, Ltd.	Bermuda	Partners are: Transamerica Life Insurance Company (13.1%) and non-affiliates of AEGON: XL Capital, Ltd. (34.7%); CalPERS/PCO Corporate Partners Fund, LLC (13.0%); Radian Group (11.1%). The remaining 28.1% of stock is publicly owned.	Provides protection from default risk of investment grade corporate and sovereign issues of financial obligations.

PSL Acquisitions Operating, LLC	Iowa	Sole Member: Investors Warranty of America, Inc.	Owner of Core subsidiary entities

Pyramid Insurance Company, Ltd.	Hawaii	100% Transamerica Corporation	Property & Casualty Insurance

RCC North America LLC	Delaware	100% AEGON USA, LLC	Real estate

Real Estate Alternatives Portfolio 1 LLC	Delaware	Members: Transamerica Life Insurance Company (90.96%); Monumental Life Insurance Company (6.30%); Transamerica Financial Life Insurance Company (2.74%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment

Real Estate Alternatives Portfolio 2 LLC	Delaware	Members are: Transamerica Life Insurance Company (90.25%); Transamerica Financial Life Insurance Company (7.5%); Stonebridge Life Insurance Company (2.25%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment

Real Estate Alternatives Portfolio 3 LLC	Delaware	Members are: Transamerica Life Insurance Company (73.4%); Monumental Life Insurance Company (25.6%); Stonebridge Life Insurance Company (1%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment

Real Estate Alternatives Portfolio 3A, Inc.	Delaware	Members: Monumental Life Insurance Company (37%); Transamerica Financial Life Insurance Company (9.4%); Transamerica Life Insurance Company (52.6%); Stonebridge Life Insurance Company (1%)	Real estate alternatives investment

Real Estate Alternatives Portfolio 4 HR, LLC	Delaware	Members are: Transamerica Life Insurance Company (64%); Monumental Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment

Real Estate Alternatives Portfolio 4 MR, LLC	Delaware	Members are: Transamerica Life Insurance Company (64%); Monumental Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Realty Information Systems, Inc.	Iowa	100% Transamerica Realty Services, LLC	Information Systems for real estate investment management

Retirement Project Oakmont	California	General Partner: Transamerica Oakmont Retirement Associates, a CA limited partnership; Transamerica Life Insurance Company (limited partner); and Oakmont Gardens, a CA limited partnership (non-AEGON entity limited partner). General Partner of Transamerica Oakmont Retirement Associates is Transamerica Oakmont Corporation. 100 units of limited partnership interests widely held by individual investors.	Senior living apartment complex

River Ridge Insurance Company	Vermont	100% AEGON Management Company	Captive insurance company

Second FGP LLC	Delaware	100% FGH USA LLC	Real estate

Selient Inc.	Canada	100% AEGON Canada ULC	Application service provider providing loan origination platforms to Canadian credit unions.

Seventh FGP LLC	Delaware	100% FGH USA LLC	Real estate

Short Hills Management Company	New Jersey	100% AEGON U.S. Holding Corporation	Dormant

Southwest Equity Life Insurance Company	Arizona	Voting common stock is allocated 75% of total cumulative vote - AEGON USA, LLC. Participating Common stock (100% owned by non-AEGON shareholders) is allocated 25% of total cumulative vote.	Insurance

St. Lucie West Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company

Stonebridge Benefit Services, Inc.	Delaware	100% Commonwealth General Corporation	Health discount plan

Stonebridge Casualty Insurance Company	Ohio	100% AEGON USA, LLC	Insurance company

Stonebridge Group, Inc.	Delaware	100% Commonwealth General Corporation	General purpose corporation

Stonebridge International Insurance Ltd.	UK	100% Cornerstone International Holdings Ltd.	General insurance company

Stonebridge Life Insurance Company	Vermont	100% Commonwealth General Corporation	Insurance company

Stonebridge Reinsurance Company	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
TAH-MCD IV, LLC	Iowa	Sole Member - Transamerica Affordable Housing, Inc.	Serve as the general partner for McDonald Corporate Tax Credit Fund IV Limited Partnership

TAH Pentagon Funds, LLC	Iowa	Sole Member - Transamerica Affordable Housing, Inc.	Serve as a general partner in a lower-tier tax credit entity

TAHP Fund I, LLC	Delaware	Sole Member - Monumental Life Insurance Company	Real estate investments

TAHP Fund II, LLC	Delaware	Sole Member - Garnet LIHTC Fund VIII, LLC	Low incoming housing tax credit

TAHP Fund VII, LLC	Delaware	Investor Member: Garnet LIHTC Fund XIX, LLC	Real estatement investments

TCF Asset Management Corporation	Colorado	100% TCFC Asset Holdings, Inc.	A depository for foreclosed real and personal property

TCFC Air Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company

TCFC Asset Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company

The AEGON Trust Advisory Board: Mark W. Mullin, Alexander R. Wynaendts, and Craig D. Vermie	Delaware	AEGON International B.V.	Voting Trust

The RCC Group, Inc.	Delaware	100% FGH USA LLC	Real estate

THH Acquisitions, LLC	Iowa	Sole Member - Investors Waranty of America, Inc.	Acquirer of Core South Carolina mortgage loans from Investors Warranty of America, Inc. and holder of foreclosed real estate.

TIHI Canada Holding, LLC	Iowa	Sole Member - Transamerica International Holdings, Inc.	Holding company

TIHI Mexico, S. de R.L. de C.V.	Mexico	95% Transamerica International Holdings, Inc.; 5% Transamerica Life Insurance Company	To render and receive all kind of administrative, accountant, mercantile and financial counsel and assistance to and from any other Mexican or foreign corporation, whether or not this company is a shareholder of them

TLIC Riverwood Reinsurance, Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company

Tradition Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company

Tradition Irrigation Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Irrigation company

Tradition Land Company, LLC	Iowa	Sole Member: Investors Warranty of America, Inc.	Aquirer of Core Florida mortgage loans from Investors Warranty and holder of foreclosed read estate.

Transamerica Accounts Holding Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Holding company

Transamerica Advisors Life Insurance Company	Arkansas	100% AEGON USA, LLC	Insurance company

Transamerica Advisors Life Insurance Company of New York	New York	100% AEGON USA, LLC	Insurance company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Affinity Marketing Corretora de Seguros Ltda.	Brazil	749,000 quota shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International B.V.	Brokerage company

Transamerica Affinity Services, Inc.	Maryland	100% AEGON Direct Marketing Services, Inc.	Marketing company

Transamerica Affordable Housing, Inc.	California	100% Transamerica Realty Services, LLC	General partner LHTC Partnership

Transamerica Agency Network, Inc.	Iowa	100% AUSA Holding Company	Special purpose subsidiary

Transamerica Annuity Service Corporation	New Mexico	100% Transamerica International Holdings, Inc.	Performs services required for structured settlements

Transamerica Asset Management, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 77%; AUSA Holding Co. owns 23%.	Fund advisor

Transamerica Aviation LLC	Delaware	100% TCFC Air Holdings, Inc.	Special purpose corporation

Transamerica Capital, Inc.	California	100% AUSA Holding Company	Broker/Dealer

Transamerica Commercial Finance Corporation, I	Delaware	100% Transamerica Finance Corporation	Holding company

Transamerica Consultora Y Servicios Limitada	Chile	95% Transamerica Life Insurance Company; 5% Transamerica International Holdings, Inc.	Special purpose limited liability corporation

Transamerica Consumer Finance Holding Company	Delaware	100% TCFC Asset Holdings, Inc.	Consumer finance holding company

Transamerica Corporation	Delaware	100% The AEGON Trust	Major interest in insurance and finance

Transamerica Corporation	Oregon	100% Transamerica Corporation	Holding company

Transamerica Direct Marketing Asia Pacific Pty Ltd.	Australia	100% AEGON DMS Holding B.V.	Holding company

Transamerica Direct Marketing Consultants Private Limited	India	99.95% AEGON DMS Holding B.V.; non-AEGON affiliate, Keshav Sunderraj owns .05%	Marketing consultant

Transamerica Distribution Finance—Overseas, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Commercial Finance

Transamerica Finance Corporation	Delaware	100% Transamerica Corporation	Commercial & Consumer Lending & equipment leasing

Transamerica Financial Advisors, Inc.	Delaware	1,000 shares owned by AUSA Holding Company; 209 shares owned by Transamerica International Holdings, Inc.; 729 shares owned by AEGON Asset Management Services, Inc.	Broker/Dealer

Transamerica Financial Life Insurance Company	New York	87.40% AEGON USA, LLC; 12.60% Transamerica Life Insurance Company	Insurance

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Fund Services, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 44%; AUSA Holding Company owns 56%	Mutual fund

Transamerica Funding LP	U.K.	99% Transamerica Leasing Holdings, Inc.; 1% Transamerica Commercial Finance Corporation, I	Intermodal leasing

Transamerica Home Loan	California	100% Transamerica Consumer Finance Holding Company	Consumer mortgages

Transamerica Insurance Marketing Asia Pacific Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Insurance intermediary

Transamerica International Direct Marketing Consultants, LLC	Maryland	51% Hugh J. McAdorey; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.

Transamerica International Holdings, Inc.	Delaware	100% AEGON USA, LLC	Holding company

Transamerica International RE (Bermuda) Ltd.	Bermuda	100% AEGON USA, LLC	Reinsurance

Transamerica International Re Escritório de Representação no Brasil Ltd	Brazil	95% Transamerica International Re(Bermuda) Ltd.; 5% Transamerica International Holdings, Inc.	Insurance and reinsurance consulting

Transamerica Investment Management, LLC	Delaware	Sole Member - AEGON USA Asset Management Holding, LLC	Investment advisor

Transamerica Leasing Holdings, Inc.	Delaware	100% Transamerica Finance Corporation	Holding company

Transamerica Life Canada	Canada	100% AEGON Canada ULC	Life insurance company

Transamerica Life Insurance Company	Iowa	676,190 shares Common Stock owned by Transamerica International Holdings, Inc.; 86,590 shares of Preferred Stock owned by Transamerica Corporation; 30,564 shares of Preferred Stock owned by AEGON USA, LLC	Insurance

Transamerica Life (Bermuda) Ltd.	Bermuda	100% Transamerica Life Insurance Company	Long-term life insurer in Bermuda - will primarily write fixed universal life and term insurance

Transamerica Oakmont Corporation	California	100% Transamerica International Holdings, Inc.	General partner retirement properties

Transamerica Oakmont Retirement Associates	California	General Partner is Transamerica Oakmont Corporation. 100 units of limited partnership interests widely held by individual investors.	Senior living apartments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Pacific Insurance Company, Ltd.	Hawaii	26,000 shares common stock owned by Commonwealth General Corporation; 1,000 shares of common stock owned by Transamerica International Holdings, Inc.	Life insurance

Transamerica Pyramid Properties LLC	Iowa	100% Monumental Life Insurance Company	Realty limited liability company

Transamerica Realty Investment Properties LLC	Delaware	100% Monumental Life Insurance Company	Realty limited liability company

Transamerica Realty Services, LLC	Delaware	AUSA Holding Company - sole Member	Real estate investments

Transamerica Resources, Inc.	Maryland	100% Monumental General Administrators, Inc.	To provide education and information regarding retirement and economic issues.

Transamerica Retirement Solutions Corporation	Delaware	100% AUSA Holding Company	Retirement Plan Services

Transamerica Small Business Capital, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Holding company

Transamerica Stable Value Solutions Inc.	Delaware	100% Commonwealth General Corporation	Principle Business: Provides management services to the stable value division of AEGON insurers who issue synthetic GIC contracts.

Transamerica Travel and Conference Services, LLC	Iowa	100% Money Services, Inc.	Travel and conference services

Transamerica Vendor Financial Services Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Provides commercial leasing

United Financial Services, Inc.	Maryland	100% AEGON USA, LLC	General agency

Universal Benefits, LLC	Iowa	100% AUSA Holding Company	Third party administrator

Western Reserve Life Assurance Co. of Ohio	Ohio	100% AEGON USA, LLC	Insurance

WFG China Holdings, Inc.	Delaware	100% World Financial Group, Inc.	Hold interest in Insurance Agency located in Peoples Republic of China

WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance agency

WFG Properties Holdings, LLC	Georgia	100% World Financial Group, Inc.	Marketing

WFG Reinsurance Limited	Bermuda	51% owned by World Financial Group, Inc; remaining 49% is annually offered to independent contractors associated with WFG Reinsurance Ltd.	Reinsurance

WFG Securities of Canada, Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Mutual fund dealer

World Financial Group Canada Inc.	Canada	100% World Financial Group Holding Company of Canada Inc.	Marketing

World Financial Group Holding Company of Canada Inc.	Canada	100% Transamerica International Holdings, Inc.	Holding company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing

World Financial Group Insurance Agency of Canada Inc.	Ontario	50% World Financial Group Holding Co. of Canada Inc.; 50% World Financial Group Subholding Co. of Canada Inc.	Insurance agency

World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance agency

World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance agency

World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance agency

World Financial Group Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance agency

World Financial Group Subholding Company of Canada Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Holding company

Yarra Rapids, LLC	Delaware	Yarra Rapids Management, LLC is the non-owner Manager	Real estate investments

Yarra Rapids Management, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Company organized for the intention of real estate investments but no business at this time

Zahorik Company, Inc.	California	100% AUSA Holding Company	Inactive

Zero Beta Fund, LLC	Delaware	Members are: Transamerica Life Insurance Company (82.35%); Monumental Life Insurance Company (16.16%); Transamerica Financial Life Insurance Company (1.49%) Manager: AEGON USA Investment Management LLC	Aggregating vehicle formed to hold various fund investments.

ITEM 27. NUMBER OF CONTRACT OWNERS

As of February 28, 2013 there were 64,834 owners of Contracts.

ITEM 28. INDEMNIFICATION

Item 28 is incorporated by reference from the Post-Effective Amendment No. 6 to the Registration Statement of the National Home Life Assurance Company Separate Account II, File No. 33-7037.

ITEM 29. PRINCIPAL UNDERWRITERS

(a) None

(b) Not applicable

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

The books, accounts and other documents required by Section 31(a) under the Investment Company Act and the rules promulgated thereunder will be maintained by Manager Regulatory Filing Unit, Monumental Life Insurance Co. at 4333 Edgewood Rd NE, Cedar Rapids, IA 52499-0001, and The Vanguard Group, Inc., Valley Forge, Pennsylvania.

ITEM 31. MANAGEMENT SERVICES

All management contracts are discussed in Part A or Part B.

ITEM 32. UNDERTAKINGS

(a) The Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(b) The Registrant hereby undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

(c) The Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d) Monumental Life Insurance Company represents that the fees and charges deducted under the contracts in this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Monumental Life Insurance Company.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that this Amendment to the Registration Statement meets the requirements for effectiveness pursuant to paragraph (b) of Securities Act Rule 485 and has caused this Registration Statement to be signed on its behalf, in the City of Cedar Rapids and State of Iowa, on this 23rd day of April, 2013.

SEPARATE ACCOUNT VA DD

MONUMENTAL LIFE INSURANCE COMPANY
Depositor

*
Brenda K. Clancy President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the duties indicated.

Signatures	Title	Date
* Brenda K. Clancy	Director, President and Chairman of the Board	, 2013

* Mark W. Mullin	Director	, 2013

* Ralph L. Arnold	Director and Division Chief Risk Officer – Life & Protection	, 2013

* Craig D. Vermie	Director, Assistant Secretary, Senior Vice President and General Counsel	, 2013

* Eric J. Martin	Senior Vice President and Corporate Controller	, 2013

* C. Michiel van Katwijk	Director, Executive Vice President and Chief Financial Officer	, 2013

* Arthur C. Schneider	Director, Senior Vice President and Chief Tax Officer	, 2013

* Robert J. Kontz	Director and Vice President	, 2013

*	Vice President, Assistant Secretary, and Managing Assistant General Counsel	April 23, 2013
/s/ Darin D. Smith * By: Darin D. Smith

*	By: Darin D. Smith – Attorney-in-Fact pursuant to Powers of Attorney filed previously and herewith.

Registration No.

333- 146328

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

EXHIBITS

TO

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

FOR

MONUMENTAL LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA DD

EXHIBIT INDEX

Exhibit No.	Description of Exhibit	Page No.*

8(h)(3)	Participation Agreement Amendment No. 3 Vanguard and Monumental Life Ins. Co.

9(a)	Opinion and Consent of Counsel

10(a)	Consent of Independent Registered Public Accounting Firm

14	Power of Attorney

*	Page numbers included only in manually executed original.